UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02565

Voya Government Money Market Portfolio

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2022
Classes ADV, I, R6, S, S2 and T
Voya Variable Product Funds
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Voya Balanced Portfolio

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Voya Global High Dividend Low Volatility Portfolio

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Voya Government Money Market Portfolio

■
Voya Growth and Income Portfolio

■
Voya Intermediate Bond Portfolio

■
Voya Small Company Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180. Voya Government Money Market Portfolio does not file on Form N-PORT.
The Voya Government Money Market Portfolio files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Portfolio’s Form N-MFP is available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI World Value IndexSM (“MSCI World Value”)	The index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index*	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

*
The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

Voya Balanced Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2022 (as a percentage of net assets)

Common Stock	40.6%
Exchange-Traded Funds	23.7%
Mutual Funds	8.0%
Corporate Bonds/Notes	7.5%
U.S. Government Agency Obligations	7.2%
Collateralized Mortgage Obligations	3.6%
Asset-Backed Securities	3.1%
U.S. Treasury Obligations	3.0%
Commercial Mortgage-Backed Securities	1.6%
Sovereign Bonds	0.1%
Preferred Stock	0.0%
Purchased Options	0.0%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio uses an asset allocation strategy (“Target Asset Allocation”) to invest in a diversified portfolio of various asset classes and investment strategies. The Portfolio is managed by Paul Zemsky, CFA, Barbara Reinhard, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of -17.24% compared to the S&P Target Risk® Growth Index, Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), MSCI EAFE® Index (“MSCI EAFE®”) and Russell 3000® Index, which returned -15.27%, -13.01%, -14.45% and -19.21%, respectively, for the same period.
Portfolio Specifics: The Portfolio began the year with a slight overweight to equities relative to fixed income. Within its sub-asset class allocations, the Portfolio was overweight US large cap and US small cap, funded by underweight positions in US mid cap equities and core US fixed income.
In January and February, the strategy lowered its allocation to high yield (“HY”), taking advantage of the relatively stable credit markets as equities experienced sharp volatility. Also in February, the strategy reduced its US large cap position and added to emerging market (“EM”) and developed international equities. The non-US equity markets offer less tech exposure and less long duration equity exposure which has shown to be more sensitive to rising US real yields.
In March, the strategy lowered its international equity exposure in favor of short-term Eurodollar futures, believing that international equities remain vulnerable to the economic fallout from the first major war in the Europe post-World War II. Recession risk in the Eurozone is rising quickly as war wages, gasoline prices continue to rise and an inflation problem is forcing the European Central Bank’s (“ECB”) hand to tighten financial conditions. In addition, slowing Chinese growth is a headwind for EM. Any stimulus to occur will likely not be enough to revive a slowing economy and to meeting Beijing’s growth target. We believe strong forward guidance by the US Federal Reserve to increase policy rates and a faster balance sheet roll-off than other central
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

iShares Core S&P 500 ETF	19.1%
Voya Short Term Bond Fund - Class R6	3.8%
Voya Small Company Fund - Class R6	2.0%
iShares 20+ Year Treasury Bond ETF	1.9%
Apple, Inc.	1.7%
iShares Core U.S. Aggregate Bond ETF	1.5%
Microsoft Corp.	1.5%
Voya High Yield Bond Fund - Class P	1.2%
Schwab U.S. TIPS ETF	1.0%
Voya Small Cap Growth Fund - Class R6	1.0%
Portfolio holdings are subject to change daily.
banks are dollar positives.
As part of its annual review in early April, the Portfolio increased its overweight to US large cap equities. Overweights to US assets helped within the fixed income segments of the Portfolio, as US aggregate bonds performed better than global bonds and significantly outperformed EM debt, which struggled due to those countries’ generally weaker growth outlook and a substantial strengthening in the US dollar. In May, a new position in Japanese equities was initiated, funded by selling US large cap stocks. Japan is acting more defensive than the rest of the world given the Bank of Japan’s (“BOJ”) use of yield curve control, which, along with relatively cheap valuations, makes their equity markets more attractive in this highly uncertain macro environment. In addition, during times of market stress, the Japanese yen serves as a safe haven for investors. Furthermore, the yen has fallen dramatically since the beginning of 2021 and has not been this cheap relative to the dollar since 2002 from both purchasing power parity (“PPP”) and real effective exchange rate perspective. We believe this should help the nation’s export-oriented businesses and could support earnings.
In the third quarter, the Portfolio increased US large cap and small cap equities. The large cap increase was funded by a reduction to international developed equites, as the US continues to be the favorite region given the relatively insulated economic and geopolitical position, strong currency, and generally healthier companies. Within the United States, small caps have retraced all their stimulus driven gains and now trade at a discount to large caps. Given the severely oversold conditions, there is potential for an unwind and small caps would disproportionally benefit from the bounce. Within fixed income, the Portfolio lengthened duration across the Portfolio by increasing exposure to long-term US government bonds and reducing cash. We believe declining energy and core goods prices, reduced shelter costs, softening labor market, and decreased domestic demand will pull inflation down to the 4-5% range by the middle of next year. We believe the necessary drop in nominal gross domestic product (“GDP”) or expectation thereof should weigh heavily on long dated yields. As a result, we have extended duration in fixed income Portfolio and maintain our preference for high-quality credit. Finally, toward the end of the quarter, the Portfolio closed the long Japan position,

Portfolio Managers’ Report	Voya Balanced Portfolio

reallocating proceeds to US large cap. The BOJ has held firm in its policy of “unlimited” purchases of 10-year Japanese Government Bonds (“JGBs”) to keep the yield at or below 0.25%. As Treasury yields climb and the yen weakens, the BOJ seems to have only two options: eliminate or raise the yield cap, or intervene in currency markets to support the weakening yen. The BOJ has chosen the latter for now, but we are skeptical of their ability to defend the yen while maintaining yield curve control.
Toward the end of the period, after strong returns from stocks in October and November, US large cap equities were decreased and US core bonds were increased, as recession risks accumulated, leading to concerns deteriorating earnings would drive a sell-off into year end. The underweight in international equity was maintained, as the ECB struggles to contain inflation in the face of a gas embargo with Russia that is likely to continue for a multi-year period and given local governments having spent their fiscal firepower on helping households meet their increased energy costs. Europe looks to have used a short-term patch to try and fix a long-term problem, which will likely pressure European equities in 2023. Within fixed income, the Portfolio continues to hold an underweight in HY. While spreads have widened, they do not provide sufficient compensation for the possible rise in defaults that will accompany the looming recession. The long duration posture remains as a hedge against equity beta in the event of a risk-off flight to safety and PM’s expectations a weak growth environment will weigh down the back-end of the yield curve.
Overall, tactical asset allocation positioning relative to the strategic asset allocation was a headwind to performance. Underlying manager detracted from the Portfolio’s performance for the year. Top performing underlying strategies were the mid-cap equity and international equity sleeves. Bottom performers include the US large cap equity sleeve and Voya Short Term Bond Fund.
Current Strategy and Outlook: Inflation dominated the headlines in 2022, and its progression and policy makers’ responses will continue to be the principal global macro drivers in the year ahead. Although it remains unacceptably high, data suggests it has peaked with meaningfully lower core goods and energy prices. Income sensitive components of the price Index baskets, such as shelter and services, are proving sticker given the still strong labor market and high personal income. However, we are beginning to see the effects of declining demand with wage gains cooling, which we expect will continue and contribute to a steady fall in inflation to the low single digits by the end of the year. However, we do not expect a shift in policy from the Fed or ECB. With more tightening in store and explicit declarations that there will be no rate cuts in 2023, a contraction in developed market growth seems likely and should cause top line revenues to fall. Additionally, the prolonged period of rising costs is likely to erode profit margins ahead, including those of US large cap companies, which have thus far been relatively successful in maintaining pricing power. In general, US stocks are not cheap, but they are well of peaks and seem reasonable. On the other side of this year, however, will see moderate inflation, more normal interest rates and slow but positive growth, which should be good for equities. Until investors begin to price in that outcome, volatility will likely be high.
We think the bond bear market is over. Following one of the worst years on record, bonds now look attractive. Positive real yields across the interest rate curve offer attractive carry for the first time in years. We expect the hand-off from inflation risk to growth risk should pressure yields lower to the benefit of duration sensitive assets. Additionally, the volatility in rates and the correlation between stocks and bonds should normalize, as fixed income reassumes its place of ballast within multi-asset Portfolios.
The United States continues to be our favorite region. It is further along in the inflation fight and still more geopolitically insulated as compared to the Eurozone, which still faces an increased probability and expected magnitude of a decline in output. China’s move away from zero Covid and the seeming relaxation of tensions with the US from their boiling point are pluses for EM. While the US dollar is less likely to be a headwind to international assets, it should retain its defensive properties in risk-off scenarios, providing motivation for keeping close to home for now.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Balanced Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class I	-17.24%	3.37%	5.91%
Class S	-17.47%	3.11%	5.64%
S&P Target Risk® Growth Index	-15.27%	3.48%	6.02%
Bloomberg U.S. Aggregate Bond	-13.01%	0.02%	1.06%
MSCI EAFE®	-14.45%	1.54%	4.67%
Russell 3000® Index	-19.21%	8.79%	12.13%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Global High Dividend Low Volatility Portfolio

Geographic Diversification as of December 31, 2022 (as a percentage of net assets)

United States	67.2%
Japan	7.4%
United Kingdom	4.8%
Australia	3.1%
France	3.0%
Canada	2.6%
Switzerland	2.4%
Hong Kong	1.9%
Spain	1.3%
Netherlands	1.3%
Countries between 0.1% – 1.1%^	4.0%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 10 countries, which each represents 0.1% – 1.1% of net assets.
Portfolio holdings are subject to change daily.
Voya Global High Dividend Low Volatility Portfolio (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Steve Wetter, Kai Yee Wong, Peg DiOrio, CFA, and Vincent Costa, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class S shares provided a total return of -5.11% compared to the MSCI World Value IndexSM (the “Index” or “MSCI World Value”) which returned -6.52% for the same period.
Portfolio Specifics: For the reporting period, the Portfolio outperformed the Index. In terms of the Portfolio’s performance the Portfolio’s lower beta positioning and higher dividend yield both contributes, while the core model detracted.
On the regional level, stock selection was strongest in North America and Japan and weakest in Europe and the Asia Pacific ex-Japan region.
On the sector level, stock selection was strong in the information technology, consumer staples and health care. Selection was also strong in communication services, but this was partially offset by a negative allocation impact. At the individual stock level, the overweight to Coterra Energy Inc., not owning Home Depot, Inc. and Intel Corp. contributed positively.
By contrast, at the sector level, stock selection was weakest in the energy, industrials and financials sectors. At the individual
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

Johnson & Johnson	2.2%
AbbVie, Inc.	1.7%
Merck & Co., Inc.	1.6%
PepsiCo, Inc.	1.3%
Cisco Systems, Inc.	1.3%
Verizon Communications, Inc.	1.2%
Bristol-Myers Squibb Co.	1.1%
Philip Morris International, Inc.	1.1%
Pfizer, Inc.	1.1%
Amgen, Inc.	1.1%
Portfolio holdings are subject to change daily.
stock level, underweight positions in Exxon Mobil Corp. and Chevron Corp. as well as the overweight to Digital Reality Trust, Inc. detracted from relative returns.
Current Strategy and Outlook: This is an actively-managed, quantitative, global equity strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the Index. The investment process creates a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to what we believe to be the most attractive stocks within each region-sector. The Portfolio is then optimized to achieve its dividend, alpha and volatility objectives.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Global High Dividend Low Volatility Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year	Since Inception of Classes S2 and T March 5, 2015
Class ADV	-5.38%	4.30%	6.34%	—
Class I(1)	-4.90%	4.80%	6.80%	—
Class S	-5.11%	4.54%	6.60%	—
Class S2	-5.33%	4.38%	—	5.32%
Class T	-5.54%	4.17%	—	5.12%
MSCI World Value	-6.52%	4.12%	7.24%	5.39%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global High Dividend Low Volatility Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class I incepted on March 5, 2015. The Class I shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Government Money Market Portfolio

Investment Type Allocation as of December 31, 2022 (as a percentage of net assets)

U.S. Government Agency Debt	50.9%
U.S. Treasury Debt	24.8%
U.S. Treasury Repurchase Agreement	20.3%
Investment Companies	1.4%
Assets in Excess of Other Liabilities	2.6%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Portfolio* (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of 1.39% compared to the iMoneyNet Government Institutional Index, which returned 1.38% for the same period.
The adviser to the Portfolio has waived fees to maintain a zero or positive yield, as have other money market funds. The Portfolio was able to realize some capital gains by primarily buying longer-term new issue T-Bills and selling them after yields declined to market levels over time. These gains were distributed to the shareholders and allowed the Portfolio to increase the total return over the yield of the Portfolio. The Portfolio continued to maintain an exposure to floating rate money market securities, shifting out of floaters tied to three-month London inter-bank offered rate (“LIBOR”) or one-month LIBOR, and into floaters tied to one-day secured overnight financing rate (“SOFR”), as the market prepares for LIBOR to be replaced by SOFR or another benchmark.
Portfolio Specifics: What a difference a year makes. The US Federal Reserve was far more aggressive than anyone expected in 2022. Inflation pressures were elevated, persistent and far above the comfort level for the Fed. The consumer price Index (“CPI”) peaked at 9.1% in June, a driving force for the historically large rate hikes. At the beginning of 2022, the Fed Funds rate was in a range of 0.00% – 0.25%. The Fed began raising interest rates in March and accelerated their pace of monetary policy tightening with 0.75% hikes in June, July, September and November. CPI ended the year at 7%, still above the Fed’s comfort level, and even though the Fed Funds rate ended the year in a range of 4.25% – 4.50% Fed officials have indicated they will continue to raise interest rates into 2023.
The Portfolio maintained a defensive and shorter than normal weighted average maturity (“WAM”) for the majority of the reporting period. The Portfolio was positioned with its lowest WAM (1 – 20 days) when the Fed was most aggressive. While we had anticipated these large moves, the market had not fully reflected these actions. The Portfolio increased exposure to floating rate securities, spanning agency and Treasury markets, tied to the SOFR. These investments allowed the Portfolio to capture the immediate increase in yields following rate hikes by the Fed.
Outlook and Current Strategy: We expect that the Fed will continue to raise rates in the first half of 2023, albeit at a slower pace than 2022. The Federal Open Market Committee has indicated once they reach a peak in the Fed Funds rate, they expect to hold rates for an extended period of time. We believe this is a prudent approach to monetary policy and have structured the Portfolios similar to 2022, with an emphasis on maintaining a shorter WAM and high exposures to floating rate agency and Treasury securities. Currently, the market is not pricing in the expected rate increases, nor the potential for the Fed to pause for an extended period of time that we anticipate. Should the market begin to price in these additional increases, we may look to extend our maturity to take advantage of recent high yields.

*
Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Information Technology	26.1%
Health Care	15.3%
Financials	12.5%
Consumer Discretionary	9.0%
Communication Services	7.7%
Industrials	7.7%
Consumer Staples	5.8%
Energy	5.5%
Materials	3.9%
Utilities	3.3%
Real Estate	3.0%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, James Dorment, CFA, and Gregory Wachsman, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of -14.71% compared to the S&P 500® Index, which returned -18.11% for the same period.
Portfolio Specifics: For the reporting period, the Portfolio outperformed its benchmark, due primarily to strong stock selection. Stock selection within the industrials and communication services sectors had the greatest positive impact on performance. At the individual stock level, not owning Tesla Inc. or Meta Platforms Inc. and an overweight position in ConocoPhillips contributed the most to performance.
By contrast, on the sector level, stock selection consumer discretionary had the largest negative impact on relative performance. Key detractors included overweight positions in Intuit Inc. and Amazon.com, Inc., as well as not owning Exxon Mobile Corp.
Current Strategy and Outlook: From a portfolio positioning standpoint, we have continued to lean more into cyclical stocks in the Portfolio as they are trading at a historic discount to more stable companies and we believe that is unsustainable. With
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

Microsoft Corp.	7.2%
Apple, Inc.	7.1%
Amazon.com, Inc.	3.7%
JPMorgan Chase & Co.	3.5%
AT&T, Inc.	2.7%
Philip Morris International, Inc.	2.5%
Broadcom, Inc.	2.5%
Thermo Fisher Scientific, Inc.	2.3%
Boston Scientific Corp.	2.2%
Howmet Aerospace, Inc.	2.2%
Portfolio holdings are subject to change daily.
investor sentiment at an all-time low and our belief that better news on the economic and inflation front, coupled with companies’ fundamental factors being better than feared, setup well for more economically sensitive companies with depressed valuations to outperform going forward.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-15.08%	9.21%	11.08%
Class I	-14.71%	9.70%	11.59%
Class S	-14.96%	9.42%	11.30%
Class S2	-15.08%	9.26%	11.14%
S&P 500® Index	-18.11%	9.42%	12.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2022 (as a percentage of net assets)

U.S. Government Agency Obligations	28.0%
Mutual Funds	22.6%
Corporate Bonds/Notes	20.0%
U.S. Treasury Obligations	14.7%
Collateralized Mortgage Obligations	14.1%
Asset-Backed Securities	6.6%
Commercial Mortgage-Backed Securities	3.7%
Municipal Bonds	0.1%
Purchased Options	0.0%
Liabilities in Excess of Other Assets*	(9.8)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by David Goodson, Randall Parrish, CFA, Matthew Toms, CFA, and Sean Banai, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of -14.44% compared to the Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), which returned -13.01% for the same period.
Portfolio Specifics: The Portfolio underperformed its benchmark. Sector allocation and security selection were challenges to performance, while duration and yield curve positioning did not meaningfully impact returns.
2022 marked one of the worst years in bond market performance, as measured by the index. Rates catapulted higher over the course of 2022. Persistently higher inflation, compounded by energy price spikes from the Russia and Ukraine conflict brought yields back to levels not witnessed since prior to Covid. The 10-year Treasury yield reached nearly 4.25% in October, before retracing to 3.90% by year-end. Later in the period, a peak in inflation data and worries of a recession in the United States led the market to believe the end of the US Federal Reserve hiking cycle was in sight. Higher interest rates and higher bond volatility was an unwelcome challenge in 2022. As a result, non-government sectors struggled and broadly trailed the US Treasury market for the year.
Sector allocations for the entire period detracted from performance, with overweights detracting from performance in the first half of the year. Higher volatility and elevated geopolitical risks on the heels of the Russia invasion of Ukraine dragged on performance. Meanwhile, the Portfolio was able to capture some of this performance in the second half as spread peaked with the end of the Fed tightening cycle in sight. For the year, allocations across corporate credit which spans
Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)

Voya Investment Grade Credit Fund - Class P	6.2%
Voya Securitized Credit Fund - Class P	5.1%
Voya Emerging Markets Hard Currency Debt Fund - Class P	4.8%
Voya VACS Series EMCD Fund	3.6%
Voya High Yield Bond Fund - Class P	2.9%
Uniform Mortgage-Backed Securities, 4.000%, 01/15/53	2.8%
Uniform Mortgage-Backed Securities, 2.500%, 01/15/53	2.8%
United States Treasury Note, 3.875%, 12/31/29	2.1%
United States Treasury Note, 3.875%, 12/31/27	2.1%
Uniform Mortgage-Backed Securities, 3.000%, 01/15/53	1.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
investment grade and high yield, as well as most securitized sectors, detracted. Allocations to asset-backed securities (ABS) added to results, reflecting the low-beta characteristics of this sector.
Security selection was mixed and in aggregate detracted from results over the period. Detractions arose in emerging markets, which included investments in Russia and Ukraine, and ABS which captures our investments in higher yielding collateralized loan obligations. Contributions were largely sourced from agency residential mortgage-backed securities (RMBS), where off-benchmark agency RMBS selection, including collateralized mortgage obligations, outperformed Index holdings.
Duration and yield curve positioning was broadly in line with the Index for the period and did not meaningfully impact performance.
Current Strategy and Outlook: Easing inflation pressures in the United States should allow the Fed to halt the rapid rate rise, but we do not expect rate cuts until labor markets rebalance. The cumulative effects of central bank tightening, disruption in the energy supply and the fading impact of Covid stimulus will push global growth below potential and threaten recession in several key economies — particularly in the Eurozone. While the probability of a US recession is high, we do not anticipate that economic growth will drop suddenly. This is in part because we do not see significant imbalances in either the corporate or consumer segments. We think corporate balance sheets are merely cooling from their very strong positions, and consumer spending is still supported by excess savings left over from various Covid stimulus packages.

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

If a recession happens, it will be a painful experience for many people but we belive necessary medicine to ensure the healthy functioning of the economy. A side effect will be higher unemployment, driven by the decrease in demand for labor. But on the flip side, companies which have been struggling to recruit skilled talent, which we belive could cause many of them to hold onto workers in a downturn. The persistent shortfall in the labor supply should keep the unemployment rate from going too high, too quickly. That said, the speed of interest rate hikes has been swift and unrelenting, increasing the strain on the markets. Housing has fallen, crypto is in crisis and the September rout in the United Kingdom government bond market forced many UK pension plans to offload assets.
We are cautious of additional imbalances lurking that could disrupt markets. Therefore, the Portfolio remains relatively defensive while we wait for more attractive entry points to increase exposures in the portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-14.90%	-0.54%	1.10%
Class I	-14.44%	-0.02%	1.61%
Class S	-14.68%	-0.27%	1.36%
Class S2	-14.88%	-0.44%	1.20%
Bloomberg U.S. Aggregate Bond	-13.01%	0.02%	1.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Small Company Portfolio

Sector Diversification as of December 31, 2022 (as a percentage of net assets)

Industrials	18.9%
Information Technology	17.7%
Financials	17.1%
Health Care	15.7%
Consumer Discretionary	7.7%
Materials	7.3%
Real Estate	6.3%
Energy	4.6%
Communication Services	2.6%
Utilities	1.7%
Exchange-Traded Funds	0.3%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Portfolio* (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Portfolio is managed by Vincent Costa, CFA and Gareth Shepherd, PhD, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of –16.68% compared to the Russell 2000® Index, which returned -20.44% for the same period.
Portfolio Specifics: For the one-year reporting period the Portfolio outperformed its benchmark, largely driven by positive stock selection. For the period under the management of the predecessor team (January 1 – May 31, 2022), the Portfolio outperformed due to strong selection and favorable allocation effects. An underweight allocation to the pharmaceutical and biotechnology sector, coupled with positive stock selection within the sector, contributed the most to performance. Stock selection within the health care equipment and services and software and services sectors also added value. By contrast, stock selection effects within the industrial materials and hardware and equipment sectors detracted the most value.
For the remainder of the period under the new management team (June 1, 2022 – December 31, 2022), the Portfolio underperformed the benchmark due to unfavorable stock selection, most notably within the consumer discretionary and materials sectors. An overweight allocation to and stock selection within the information technology sector also weighed on performance. For the one-year period, individual contributors included not
Top Ten Holdings as of December 31, 2022 (as a percentage of net assets)

Hillenbrand, Inc.	2.1%
Sensient Technologies Corp.	1.8%
Shyft Group, Inc./The	1.7%
World Fuel Services Corp.	1.6%
Element Solutions, Inc.	1.6%
Dropbox, Inc.	1.6%
Old Republic International Corp.	1.6%
Pacific Premier Bancorp, Inc.	1.5%
ACI Worldwide, Inc.	1.3%
Watts Water Technologies, Inc.	1.3%
Portfolio holdings are subject to change daily.
owning APA Corp., Marathon Oil Corp. and Ovintiv Inc. Key detractors from performance for the period included overweight positions in Wolverine World Wide, Inc., Glatfelter Corp. and CarGurus, Inc.
Current Strategy and Outlook: Investors can be forgiven for wanting to put 2022 in the rearview mirror. High inflation, rate hikes, market volatility, the war in Ukraine and resurging Covid infections top the list of things we would like to move past. Will 2023 bring more troubles, or do investors have reasons for optimism? The Eurozone appears to be headed for a recession, whereas the United States seems slightly less at risk. The markets are hunting for imbalances, such as whether China’s return to growth will be stymied by its significant debt burden. There is at least one reason for optimism: We believe that the end of the global interest-rate hiking cycle may be in sight, letting markets focus more on economic fundamental factors.

*
On May 25, 2022, the Board of Directors of Voya Variable Portfolios, Inc. approved changes with respect to the Portfolio’s principal investment strategies, expense limitation agreement, management fee schedule, sub-advisory fee schedule and portfolio management team. Effective May 31, 2022, Joseph Basset, CFA, and James Hasso are no longer portfolio managers and Vincent Costa and Gareth Shepherd have been added to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Small Company Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Year	10 Year
Class ADV	-17.04%	2.17%	8.15%
Class I	-16.68%	2.66%	8.69%
Class R6(1)	-16.62%	2.68%	8.70%
Class S	-16.86%	2.41%	8.42%
Russell 2000® Index	-20.44%	4.13%	9.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*
Voya Balanced Portfolio
Class I	$1,000.00	$1,001.50	0.69%	$3.48	$1,000.00	$1,021.73	0.69%	$3.52
Class S	1,000.00	1,000.00	0.94	4.74	1,000.00	1,020.47	0.94	4.79
Voya Global High Dividend Low Volatility Portfolio
Class ADV	$1,000.00	$1,050.20	1.10%	$5.68	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,052.40	0.60	3.10	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,051.00	0.85	4.39	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,049.50	1.00	5.17	1,000.00	1,020.16	1.00	5.09
Class T	1,000.00	1,048.40	1.20	6.20	1,000.00	1,019.16	1.20	6.11
Voya Government Money Market Portfolio
Class I	$1,000.00	$1,013.10	0.35%	$1.78	$1,000.00	$1,023.44	0.35%	$1.79
Class S	1,000.00	1,012.50	0.35	1.78	1,000.00	1,023.44	0.35	1.79
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$1,009.50	1.11%	$5.62	$1,000.00	$1,019.61	1.11%	$5.65
Class I	1,000.00	1,011.40	0.66	3.35	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	1,010.00	0.91	4.61	1,000.00	1,020.62	0.91	4.63
Class S2	1,000.00	1,009.10	1.06	5.37	1,000.00	1,019.86	1.06	5.40

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$970.90	1.03%	$5.12	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	972.90	0.53	2.64	1,000.00	1,022.53	0.53	2.70
Class S	1,000.00	972.30	0.78	3.88	1,000.00	1,021.27	0.78	3.97
Class S2	1,000.00	970.50	0.93	4.62	1,000.00	1,020.52	0.93	4.74
Voya Small Company Portfolio
Class ADV	$1,000.00	$1,019.40	1.38%	$7.02	$1,000.00	$1,018.25	1.38%	$7.02
Class I	1,000.00	1,021.50	0.88	4.48	1,000.00	1,020.77	0.88	4.48
Class R6	1,000.00	1,022.20	0.83	4.23	1,000.00	1,021.02	0.83	4.23
Class S	1,000.00	1,020.90	1.13	5.76	1,000.00	1,019.51	1.13	5.75

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio and the Boards of Directors/Trustees of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio and Voya Government Money Market Portfolio
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio (collectively referred to as the “Portfolios”) (each a portfolio of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, Inc., respectively (collectively referred to as the “Registrants”)), including the portfolios of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the years in the two-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Registrants’ management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Registrants in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Registrants are not required to have, nor were we engaged to perform, an audit of the Registrants’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Registrants’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 28, 2023

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
ASSETS:
Investments in securities at fair value+*	$263,716,568	$529,345,158	$—
Investments in affiliates at fair value**	23,470,758	—	—
Short-term investments at fair value†	11,742,800	7,538,938	—
Short-term investments at amortized cost	—	—	403,398,946
Repurchase agreements	—	—	105,978,000
Cash	1,543,092	129,503	13,359
Cash collateral for futures contracts	733,680	—	—
Cash pledged for centrally cleared swaps (Note 2)	600,000	—	—
Foreign currencies at value‡	17,378	89,342	—
Receivables:
Investment securities sold	467,733	—	11,874,177
Investment securities sold on a delayed-delivery or when-issued basis	544,875	—	—
Fund shares sold	62,042	75,233	1,050,769
Dividends	132,245	1,248,347	3,402
Interest	448,562	—	1,158,017
Foreign tax reclaims	116,089	1,201,128	—
Variation margin on futures contracts	931	—	—
Prepaid expenses	1,607	2,691	2,278
Reimbursement due from Investment Adviser	25,085	64,640	—
Other assets	42,779	46,890	104,447
Total assets	303,666,224	539,741,870	523,583,395
LIABILITIES:
Payable for investment securities purchased	2,201,690	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	5,710,429	—	—
Payable for fund shares redeemed	58,697	181,844	61,552
Payable upon receipt of securities loaned	3,043,301	6,379,938	—
Unrealized depreciation on forward premium swaptions	7,069	—	—
Variation margin payable on centrally cleared swaps	5,615	—	—
Payable for investment management fees	152,220	254,943	135,504
Payable for distribution and shareholder service fees	427	90,535	6
Payable to directors/ trustees under the deferred compensation plan (Note 6)	42,779	46,890	104,447
Payable for directors/ trustees fees	813	1,399	1,254
Other accrued expenses and liabilities	51,910	94,753	103,382
Written options, at fair value^	433,100	—	—
Total liabilities	11,708,050	7,050,302	406,145
NET ASSETS	$291,958,174	$532,691,568	$523,177,250
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$294,439,121	$487,253,212	$523,305,860
Total distributable earnings (loss)	(2,480,947)	45,438,356	(128,610)
NET ASSETS	$291,958,174	$532,691,568	$523,177,250
+ Including securities loaned at value	$2,954,084	$6,047,526	$—
* Cost of investments in securities	$270,198,165	$500,437,930	$—
** Cost of investments in affiliates	$25,008,970	$—	$—
† Cost of short-term investments	$11,744,378	$7,538,938	$—
‡ Cost of foreign currencies	$18,866	$88,454	$—
^ Premiums received on written options	$436,995	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022 (continued)

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
Class ADV
Net assets	n/a	$11,235,482	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	1,020,523	n/a
Net asset value and redemption price per share	n/a	$11.01	n/a
Class I
Net assets	$289,995,135	$125,985,134	$523,129,896
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	22,222,500	11,465,647	523,158,459
Net asset value and redemption price per share	$13.05	$10.99	$1.00
Class S
Net assets	$1,963,039	$392,545,258	$47,354
Shares authorized	500,000,000	300,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	151,312	35,537,852	47,357
Net asset value and redemption price per share	$12.97	$11.05	$1.00
Class S2
Net assets	n/a	$222,535	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	20,431	n/a
Net asset value and redemption price per share	n/a	$10.89	n/a
Class T
Net assets	n/a	$2,703,159	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	245,208	n/a
Net asset value and redemption price per share	n/a	$11.02	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$1,748,520,884	$2,109,628,009	$301,634,968
Investments in affiliates at fair value**	—	546,686,729	—
Short-term investments at fair value†	27,274,993	211,846,319	3,850,679
Cash	706,026	6,719,336	72,137
Cash collateral for futures contracts	—	1,940,387	—
Cash pledged for centrally cleared swaps (Note 2)	—	12,101,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	13,840,000	—
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	—	3,145,000	—
Due from broker	—	3,469,090	—
Receivables:
Investment securities sold	—	52,780,165	—
Investment securities sold on a delayed-delivery or when-issued basis	—	5,245,625	—
Fund shares sold	27,449	1,425,389	15,596
Dividends	1,796,892	615,806	321,110
Interest	379	12,016,569	104
Foreign tax reclaims	232,211	—	4,996
Variation margin on futures contracts	—	88,570	—
Prepaid expenses	11,060	13,743	1,917
Reimbursement due from Investment Adviser	44,007	94,740	26,400
Other assets	221,303	307,305	39,898
Total assets	1,778,835,204	2,981,963,782	305,967,805
LIABILITIES:
Payable for investment securities purchased	—	136,175,976	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	306,433,313	—
Payable for fund shares redeemed	1,183,903	513,338	260,696
Payable upon receipt of securities loaned	24,959,993	98,843,830	3,474,679
Unrealized depreciation on forward premium swaptions	—	199,829	—
Variation margin payable on centrally cleared swaps	—	144,546	—
Cash received as collateral for OTC derivatives (Note 2)	—	100,000	—
Cash received as collateral for delayed-delivery or when-issued securities (Note 2)	—	4,037,151	—
Payable for investment management fees	915,645	1,045,246	194,863
Payable for distribution and shareholder service fees	36,099	410,530	15,908
Payable to directors/ trustees under the deferred compensation plan (Note 6)	221,303	307,305	39,898
Payable for directors/ trustees fees	4,882	6,797	891
Other accrued expenses and liabilities	167,051	251,768	21,792
Written options, at fair value^	—	12,592,591	—
Total liabilities	27,488,876	561,062,220	4,008,727
NET ASSETS	$1,751,346,328	$2,420,901,562	$301,959,078
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,600,484,433	$2,929,534,424	$339,804,616
Total distributable earnings (loss)	150,861,895	(508,632,862)	(37,845,538)
NET ASSETS	$1,751,346,328	$2,420,901,562	$301,959,078
+ Including securities loaned at value	$24,290,576	$96,714,230	$3,353,202
* Cost of investments in securities	$1,590,452,732	$2,292,501,884	$309,910,603
** Cost of investments in affiliates	$—	$649,259,091	$—
† Cost of short-term investments	$27,274,993	$211,849,688	$3,850,679
^ Premiums received on written options	$—	$12,705,706	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2022 (continued)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$73,783,972	$203,733,066	$7,492,899
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	4,552,858	19,378,274	648,349
Net asset value and redemption price per share	$16.21	$10.51	$11.56
Class I
Net assets	$1,644,920,799	$727,981,473	$226,998,578
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	97,464,820	68,486,684	17,663,988
Net asset value and redemption price per share	$16.88	$10.63	$12.85
Class R6
Net assets	n/a	n/a	$8,465,100
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	657,649
Net asset value and redemption price per share	n/a	n/a	$12.87
Class S
Net assets	$32,228,725	$1,481,568,921	$59,002,501
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	1,985,684	140,353,248	4,824,618
Net asset value and redemption price per share	$16.23	$10.56	$12.23
Class S2
Net assets	$412,832	$7,618,102	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$1.000	$1.000	n/a
Shares outstanding	26,230	724,501	n/a
Net asset value and redemption price per share	$15.74	$10.51	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the Year ended December 31, 2022

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,099,162	$18,539,743	$106,162
Dividends from affiliated underlying funds	583,052	—	—
Interest, net of foreign taxes withheld*	2,862,050	—	8,824,533
Securities lending income, net	102,231	78,751	—
Total investment income	7,646,495	18,618,494	8,930,695
EXPENSES:
Investment management fees	1,950,708	3,116,297	1,755,408
Distribution and shareholder service fees:
Class ADV	—	59,692	—
Class S	5,758	1,038,168	130
Class S2	—	929	—
Class T	—	19,891	—
Transfer agent fees:
Class ADV	—	6,931	—
Class I	277,043	75,406	617,375
Class S	1,972	241,224	65
Class S2	—	135	—
Class T	—	1,543	—
Shareholder reporting expense	27,740	56,680	28,185
Professional fees	14,775	21,865	33,225
Custody and accounting expense	119,945	100,873	42,775
Directors/ trustees fees	8,128	13,993	12,536
Licensing fee (Note 7)	22,207	—	—
Miscellaneous expense	16,018	27,025	19,563
Interest expense	447	1,214	—
Total expenses	2,444,741	4,781,866	2,509,262
Waived and reimbursed fees	(188,000)	(328,624)	(725,189)
Net expenses	2,256,741	4,453,242	1,784,073
Net investment income	5,389,754	14,165,252	7,146,622
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,081,161	17,499,305	(128,610)
Sale of affiliated underlying funds	547,705	—	—
Capital gain distributions from affiliated underlying funds	49,730	—	—
Forward foreign currency contracts	18,168	—	—
Foreign currency related transactions	(18,263)	(106,474)	—
Futures	(1,763,062)	—	—
Swaps	21,504	—	—
Written options	173,658	—	—
Net realized gain (loss)	1,110,601	17,392,831	(128,610)
Net change in unrealized appreciation (depreciation) on:
Investments	(68,542,224)	(65,205,630)	—
Affiliated underlying funds	(3,284,426)	—	—
Forward foreign currency contracts	10,898	—	—
Foreign currency related transactions	(2,762)	(73,692)	—
Futures	(12,055)	—	—
Swaps	(93,911)	—	—
Written options	(11,201)	—	—
Net change in unrealized appreciation (depreciation)	(71,935,681)	(65,279,322)	—
Net realized and unrealized loss	(70,825,080)	(47,886,491)	(128,610)
Increase (decrease) in net assets resulting from operations	$(65,435,326)	$(33,721,239)	$7,018,012
* Foreign taxes withheld	$87,190	$758,439	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the Year ended December 31, 2022

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$34,012,527	$132,048	$4,611,710
Dividends from affiliated underlying funds	—	29,780,189	—
Interest	3,047	66,291,799	1,911
Securities lending income, net	90,221	317,440	31,652
Total investment income	34,105,795	96,521,476	4,645,273
EXPENSES:
Investment management fees	11,714,651	13,594,385	2,839,965
Distribution and shareholder service fees:
Class ADV	413,286	1,162,364	38,244
Class S	90,631	4,146,856	164,391
Class S2	1,716	43,062	—
Transfer agent fees:
Class ADV	46,197	114,750	9,472
Class I	1,025,001	403,226	341,062
Class R6	—	—	15
Class S	20,244	818,768	81,058
Class S2	240	5,315	—
Shareholder reporting expense	87,450	92,530	21,900
Registration fees	7,197	—	—
Professional fees	110,755	129,175	16,146
Custody and accounting expense	199,430	319,495	52,275
Directors/ trustees fees	48,811	67,972	8,912
Miscellaneous expense	86,541	97,107	15,496
Interest expense	46	537	8,011
Total expenses	13,852,196	20,995,542	3,596,947
Waived and reimbursed fees	(530,270)	(1,169,688)	(253,776)
Net expenses	13,321,926	19,825,854	3,343,171
Net investment income	20,783,869	76,695,622	1,302,102
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	201,867,652	(138,832,171)	(28,856,002)
Sale of affiliated underlying funds	—	(37,341,758)	—
Capital gain distributions from affiliated underlying funds	—	1,138,817	—
Forward foreign currency contracts	—	1,356,243	—
Foreign currency related transactions	(23)	(42,970)	—
Futures	—	(44,548,871)	—
Swaps	—	6,290,924	—
Written options	—	4,846,092	—
Net realized gain (loss)	201,867,629	(207,133,694)	(28,856,002)
Net change in unrealized appreciation (depreciation) on:
Investments	(548,775,324)	(226,799,906)	(45,707,875)
Affiliated underlying funds	—	(93,461,783)	—
Forward foreign currency contracts	—	673,238	—
Foreign currency related transactions	47	(232)	(359)
Futures	—	(2,645,344)	—
Swaps	—	(2,903,684)	—
Written options	—	(438,633)	—
Net change in unrealized appreciation (depreciation)	(548,775,277)	(325,576,344)	(45,708,234)
Net realized and unrealized loss	(346,907,648)	(532,710,038)	(74,564,236)
Decrease in net assets resulting from operations	$(326,123,779)	$(456,014,416)	$(73,262,134)
* Foreign taxes withheld	$25,233	$—	$8,479
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global High Dividend Low Volatility Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$5,389,754	$5,441,352	$14,165,252	$13,585,031
Net realized gain	1,110,601	41,888,430	17,392,831	69,632,081
Net change in unrealized appreciation (depreciation)	(71,935,681)	9,293,959	(65,279,322)	35,471,670
Increase (decrease) in net assets resulting from operations	(65,435,326)	56,623,741	(33,721,239)	118,688,782
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(667,337)	(285,119)
Class I	(45,747,982)	(12,106,938)	(7,870,245)	(3,556,936)
Class S	(318,826)	(86,191)	(24,164,362)	(10,900,387)
Class S2	—	—	(13,783)	(7,066)
Class T	—	—	(144,852)	(54,811)
Total distributions	(46,066,808)	(12,193,129)	(32,860,579)	(14,804,319)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,963,207	4,492,780	8,589,904	6,376,131
Reinvestment of distributions	46,066,808	12,193,129	32,860,579	14,804,319
	49,030,015	16,685,909	41,450,483	21,180,450
Cost of shares redeemed	(34,031,403)	(46,277,136)	(78,631,312)	(100,005,477)
Net increase (decrease) in net assets resulting from capital share transactions	14,998,612	(29,591,227)	(37,180,829)	(78,825,027)
Net increase (decrease) in net assets	(96,503,522)	14,839,385	(103,762,647)	25,059,436
NET ASSETS:
Beginning of year or period	388,461,696	373,622,311	636,454,215	611,394,779
End of year or period	$291,958,174	$388,461,696	$532,691,568	$636,454,215
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Money Market Portfolio		Voya Growth and Income Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$7,146,622	$—	$20,783,869	$22,836,362
Net realized gain (loss)	(128,610)	417,484	201,867,629	916,377,469
Net change in unrealized appreciation (depreciation)	—	—	(548,775,277)	(126,586,298)
Increase (decrease) in net assets resulting from operations	7,018,012	417,484	(326,123,779)	812,627,533
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(11,552,104)	(62,613,808)
Class I	(7,145,983)	(435,973)	(254,695,900)	(868,148,958)
Class S	(632)	(47)	(5,105,764)	(29,792,606)
Class S2	—	—	(65,074)	(203,108)
Total distributions	(7,146,615)	(436,020)	(271,418,842)	(960,758,480)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	129,987,093	68,486,663	11,156,359	15,175,175
Reinvestment of distributions	7,143,997	436,020	271,031,994	959,988,028
	137,131,090	68,922,683	282,188,353	975,163,203
Cost of shares redeemed	(99,682,300)	(153,042,558)	(211,343,355)	(1,780,801,713)
Net increase (decrease) in net assets resulting from capital share transactions	37,448,790	(84,119,875)	70,844,998	(805,638,510)
Net increase (decrease) in net assets	37,320,187	(84,138,411)	(526,697,623)	(953,769,457)
NET ASSETS:
Beginning of year or period	485,857,063	569,995,474	2,278,043,951	3,231,813,408
End of year or period	$523,177,250	$485,857,063	$1,751,346,328	$2,278,043,951
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income (loss)	$76,695,622	$77,924,697	$1,302,102	$(372,047)
Net realized gain (loss)	(207,133,694)	(5,450,459)	(28,856,002)	102,106,764
Net change in unrealized appreciation (depreciation)	(325,576,344)	(110,986,338)	(45,708,234)	(38,277,181)
Increase (decrease) in net assets resulting from operations	(456,014,416)	(38,512,100)	(73,262,134)	63,457,536
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(5,940,318)	(5,686,785)	(2,087,689)	(34,073)
Class I	(25,058,778)	(25,046,665)	(72,381,833)	(1,965,800)
Class R6	—	—	(2,351,076)	(82,239)
Class S	(46,794,345)	(44,109,528)	(17,786,935)	(342,592)
Class S2	(275,856)	(363,231)	—	—
Return of capital:
Class ADV	—	(1,774,823)	—	—
Class I	—	(6,113,408)	—	—
Class S	—	(12,119,576)	—	—
Class S2	—	(106,570)	—	—
Total distributions	(78,069,297)	(95,320,586)	(94,607,533)	(2,424,704)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	66,605,167	116,408,495	9,445,343	23,480,953
Reinvestment of distributions	78,064,594	95,313,861	94,607,533	2,424,704
	144,669,761	211,722,356	104,052,876	25,905,657
Cost of shares redeemed	(422,234,910)	(427,308,214)	(82,795,189)	(84,200,830)
Net increase (decrease) in net assets resulting from capital share transactions	(277,565,149)	(215,585,858)	21,257,687	(58,295,173)
Net increase (decrease) in net assets	(811,648,862)	(349,418,544)	(146,611,980)	2,737,659
NET ASSETS:
Beginning of year or period	3,232,550,424	3,581,968,968	448,571,058	445,833,399
End of year or period	$2,420,901,562	$3,232,550,424	$301,959,078	$448,571,058
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-22	18.43	0.24•	(3.36)	(3.12)	0.28	1.98	—	2.26	—	13.05	(17.24)	0.75	0.69	0.69	1.66	289,995	147
12-31-21	16.43	0.25•	2.31	2.56	0.29	0.27	—	0.56	—	18.43	15.92	0.74	0.69	0.69	1.42	385,538	101
12-31-20	15.71	0.29	1.22	1.51	0.36	0.43	—	0.79	—	16.43	10.85	0.76	0.69	0.69	1.83	370,828	96
12-31-19	14.10	0.33•	2.26	2.59	0.37	0.61	—	0.98	—	15.71	19.11	0.69	0.69	0.69	2.23	371,202	113
12-31-18	16.69	0.34•	(1.37)	(1.03)	0.36	1.20	—	1.56	—	14.10	(6.83)	0.67	0.67	0.67	2.20	347,788	184
Class S
12-31-22	18.32	0.20•	(3.34)	(3.14)	0.23	1.98	—	2.21	—	12.97	(17.47)	1.00	0.94	0.94	1.40	1,963	147
12-31-21	16.34	0.20•	2.31	2.51	0.26	0.27	—	0.53	—	18.32	15.62	0.99	0.94	0.94	1.16	2,924	101
12-31-20	15.62	0.23•	1.24	1.47	0.32	0.43	—	0.75	—	16.34	10.57	1.01	0.94	0.94	1.59	2,794	96
12-31-19	14.02	0.29•	2.25	2.54	0.33	0.61	—	0.94	—	15.62	18.80	0.94	0.94	0.94	1.98	2,511	113
12-31-18	16.59	0.30•	(1.36)	(1.06)	0.31	1.20	—	1.51	—	14.02	(7.03)	0.92	0.92	0.92	1.94	2,693	184
Voya Global High Dividend Low Volatility Portfolio
Class ADV
12-31-22	12.32	0.25•	(0.93)	(0.68)	0.24	0.39	—	0.63	—	11.01	(5.38)	1.15	1.10	1.10	2.23	11,235	68
12-31-21	10.46	0.21•	1.89	2.10	0.24	—	—	0.24	—	12.32	20.23	1.16	1.10	1.10	1.85	13,886	71
12-31-20	10.83	0.18	(0.35)	(0.17)	0.19	—	0.01	0.20	—	10.46	(1.27)	1.16	1.10	1.10	1.86	13,684	72
12-31-19	9.63	0.25	1.71	1.96	0.24	0.52	—	0.76	—	10.83	21.06	1.10	1.10	1.10	2.43	15,665	63
12-31-18	11.02	0.23•	(1.21)	(0.98)	0.40	0.01	—	0.41	—	9.63	(9.26)(a)	1.12	1.11	1.11	2.12	15,225	147
Class I
12-31-22	12.30	0.30•	(0.92)	(0.62)	0.30	0.39	—	0.69	—	10.99	(4.90)	0.65	0.60	0.60	2.73	125,985	68
12-31-21	10.44	0.27•	1.89	2.16	0.30	—	—	0.30	—	12.30	20.87	0.66	0.60	0.60	2.35	144,785	71
12-31-20	10.82	0.23	(0.36)	(0.13)	0.24	—	0.01	0.25	—	10.44	(0.83)	0.66	0.60	0.60	2.36	129,379	72
12-31-19	9.62	0.30	1.71	2.01	0.29	0.52	—	0.81	—	10.82	21.68	0.60	0.60	0.60	2.92	149,439	63
12-31-18	11.13	0.29•	(1.22)	(0.93)	0.57	0.01	—	0.58	—	9.62	(8.85)(a)	0.62	0.61	0.61	2.63	132,480	147
Class S
12-31-22	12.36	0.28•	(0.93)	(0.65)	0.27	0.39	—	0.66	—	11.05	(5.11)	0.90	0.85	0.85	2.48	392,545	68
12-31-21	10.49	0.24•	1.90	2.14	0.27	—	—	0.27	—	12.36	20.56	0.91	0.85	0.85	2.10	474,598	71
12-31-20	10.87	0.21	(0.37)	(0.16)	0.21	—	0.01	0.22	—	10.49	(1.09)	0.91	0.85	0.85	2.11	465,405	72
12-31-19	9.66	0.27	1.73	2.00	0.27	0.52	—	0.79	—	10.87	21.41	0.85	0.85	0.85	2.62	542,303	63
12-31-18	11.12	0.26•	(1.23)	(0.97)	0.48	0.01	—	0.49	—	9.66	(9.11)(a)	0.87	0.86	0.86	2.37	375,359	147
Class S2
12-31-22	12.20	0.26•	(0.93)	(0.67)	0.25	0.39	—	0.64	—	10.89	(5.33)	1.05	1.00	1.00	2.34	223	68
12-31-21	10.35	0.22•	1.88	2.10	0.25	—	—	0.25	—	12.20	20.46	1.06	1.00	1.00	1.92	265	71
12-31-20	10.73	0.19	(0.36)	(0.17)	0.20	—	0.01	0.21	—	10.35	(1.25)	1.06	1.00	1.00	1.95	354	72
12-31-19	9.54	0.26•	1.70	1.96	0.25	0.52	—	0.77	—	10.73	21.26	1.00	1.00	1.00	2.59	332	63
12-31-18	10.95	0.23•	(1.20)	(0.97)	0.43	0.01	—	0.44	—	9.54	(9.27)(a)	1.02	1.01	1.01	2.17	273	147
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global High Dividend Low Volatility Portfolio (continued)
Class T
12-31-22	12.34	0.24•	(0.94)	(0.70)	0.23	0.39	—	0.62	—	11.02	(5.54)	1.40	1.20	1.20	2.14	2,703	68
12-31-21	10.47	0.20•	1.90	2.10	0.23	—	—	0.23	—	12.34	20.19	1.41	1.20	1.20	1.75	2,920	71
12-31-20	10.85	0.18	(0.37)	(0.19)	0.18	—	0.01	0.19	—	10.47	(1.48)	1.41	1.20	1.20	1.74	2,573	72
12-31-19	9.59	0.26•	1.69	1.95	0.17	0.52	—	0.69	—	10.85	21.05	1.35	1.20	1.20	2.56	3,232	63
12-31-18	10.96	0.22•	(1.21)	(0.99)	0.37	0.01	—	0.38	—	9.59	(9.41)(a)	1.37	1.21	1.21	2.03	31,833	147
Voya Government Money Market Portfolio
Class I
12-31-22	1.00	0.01•	0.00*	0.01	0.01	—	—	0.01	—	1.00	1.39	0.50	0.35	0.35	1.43	523,130	—
12-31-21	1.00	—•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.09	0.50	0.05	0.05	0.00	485,800	—
12-31-20	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.29	0.51	0.17	0.17	0.20	569,945	—
12-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.96	0.39	0.34	0.34	1.86	469,271	—
12-31-18	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.56	0.39	0.34	0.34	1.54	463,191	—
Class S
12-31-22	1.00	0.01•	0.00*	0.01	0.01	—	—	0.01	—	1.00	1.31	0.75	0.35	0.35	1.28	47	—
12-31-21	1.00	—•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.09	0.75	0.05	0.05	0.00	57	—
12-31-20	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.04	0.76	0.17	0.17	0.00	51	—
06-30-18(5)	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.57	0.64	0.49	0.49	1.14	46	—
Voya Growth and Income Portfolio
Class ADV
12-31-22	22.50	0.13•	(3.55)	(3.42)	0.14	2.73	—	2.87	—	16.21	(15.08)	1.18	1.11	1.11	0.64	73,784	56
12-31-21	29.29	0.13•	8.14	8.27	0.19	14.87	—	15.06	—	22.50	28.41	1.16	1.06	1.06	0.39	97,015	65
12-31-20	27.93	0.26	4.22	4.48	0.26	2.86	—	3.12	—	29.29	16.74	1.17	1.07	1.07	0.90	903,118	92
12-31-19	24.42	0.35	6.42	6.77	0.35	2.91	—	3.26	—	27.93	28.29	1.13	1.03	1.03	1.17	896,424	69
12-31-18	28.94	0.37•	(1.75)	(1.38)	0.39	2.75	—	3.14	—	24.42	(4.88)	1.13	1.03	1.03	1.29	824,943	84
Class I
12-31-22	23.30	0.22•	(3.68)	(3.46)	0.23	2.73	—	2.96	—	16.88	(14.71)	0.68	0.66	0.66	1.09	1,644,921	56
12-31-21	29.90	0.29•	8.33	8.62	0.35	14.87	—	15.22	—	23.30	29.00	0.66	0.61	0.61	0.85	2,137,930	65
12-31-20	28.44	0.39	4.32	4.71	0.39	2.86	—	3.25	—	29.90	17.26	0.67	0.62	0.62	1.35	1,845,796	92
12-31-19	24.81	0.48	6.54	7.02	0.48	2.91	—	3.39	—	28.44	28.88	0.63	0.58	0.58	1.62	1,798,927	69
12-31-18	29.37	0.51•	(1.79)	(1.28)	0.53	2.75	—	3.28	—	24.81	(4.46)	0.63	0.58	0.58	1.74	1,602,432	84
Class S
12-31-22	22.54	0.17•	(3.57)	(3.40)	0.18	2.73	—	2.91	—	16.23	(14.96)	0.93	0.91	0.91	0.84	32,229	56
12-31-21	29.32	0.20•	8.16	8.36	0.27	14.87	—	15.14	—	22.54	28.72	0.91	0.86	0.86	0.59	42,612	65
12-31-20	27.96	0.32	4.22	4.54	0.32	2.86	—	3.18	—	29.32	16.93	0.92	0.87	0.87	1.10	482,532	92
12-31-19	24.44	0.41	6.42	6.83	0.40	2.91	—	3.31	—	27.96	28.55	0.88	0.83	0.83	1.37	479,676	69
12-31-18	28.97	0.43•	(1.76)	(1.33)	0.45	2.75	—	3.20	—	24.44	(4.69)	0.88	0.83	0.83	1.49	451,557	84
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Growth and Income Portfolio (continued)
Class S2
12-31-22	21.97	0.13•	(3.47)	(3.34)	0.16	2.73	—	2.89	—	15.74	(15.08)	1.08	1.06	1.06	0.69	413	56
12-31-21	28.88	0.15•	8.03	8.18	0.22	14.87	—	15.09	—	21.97	28.52	1.06	1.01	1.01	0.46	488	65
12-31-20	27.59	0.25•	4.19	4.44	0.29	2.86	—	3.15	—	28.88	16.81	1.07	1.02	1.02	0.95	367	92
12-31-19	24.13	0.47	6.22	6.69	0.32	2.91	—	3.23	—	27.59	28.33	1.03	0.98	0.98	1.23	294	69
12-31-18	28.65	0.38•	(1.73)	(1.35)	0.42	2.75	—	3.17	—	24.13	(4.82)	1.03	0.98	0.98	1.34	407	84
Voya Intermediate Bond Portfolio
Class ADV
12-31-22	12.68	0.28•	(2.16)	(1.88)	0.29	—	—	0.29	—	10.51	(14.90)	1.08	1.03	1.03	2.51	203,733	246
12-31-21	13.19	0.26•	(0.44)	(0.18)	0.25	0.00*	0.08	0.33	—	12.68	(1.42)	1.07	1.03	1.03	2.01	284,547	139
12-31-20	12.94	0.32	0.61	0.93	0.38	0.30	—	0.68	—	13.19	7.32	1.08	1.03	1.03	2.40	312,654	99
12-31-19	12.20	0.37	0.76	1.13	0.37	0.02	—	0.39	—	12.94	9.29	1.03	1.03	1.03	2.88	291,207	149
12-31-18	12.73	0.36	(0.50)	(0.14)	0.39	—	—	0.39	—	12.20	(1.08)	1.03	1.03	1.03	2.95	265,204	193
Class I
12-31-22	12.82	0.34•	(2.18)	(1.84)	0.35	—	—	0.35	—	10.63	(14.44)	0.58	0.53	0.53	3.02	727,981	246
12-31-21	13.33	0.33•	(0.45)	(0.12)	0.31	0.00*	0.08	0.39	—	12.82	(0.88)	0.57	0.53	0.53	2.51	976,144	139
12-31-20	13.08	0.39	0.61	1.00	0.45	0.30	—	0.75	—	13.33	7.81	0.58	0.53	0.53	2.89	1,108,593	99
12-31-19	12.33	0.44	0.77	1.21	0.44	0.02	—	0.46	—	13.08	9.85	0.53	0.53	0.53	3.38	1,023,645	149
12-31-18	12.86	0.43	(0.50)	(0.07)	0.46	—	—	0.46	—	12.33	(0.54)	0.53	0.53	0.53	3.45	986,608	193
Class S
12-31-22	12.74	0.31•	(2.17)	(1.86)	0.32	—	—	0.32	—	10.56	(14.68)	0.83	0.78	0.78	2.77	1,481,569	246
12-31-21	13.24	0.29•	(0.43)	(0.14)	0.28	0.00*	0.08	0.36	—	12.74	(1.07)	0.82	0.78	0.78	2.26	1,956,289	139
12-31-20	12.99	0.35	0.62	0.97	0.42	0.30	—	0.72	—	13.24	7.57	0.83	0.78	0.78	2.65	2,139,406	99
12-31-19	12.25	0.40	0.76	1.16	0.40	0.02	—	0.42	—	12.99	9.54	0.78	0.78	0.78	3.13	2,198,827	149
12-31-18	12.78	0.40	(0.51)	(0.11)	0.42	—	—	0.42	—	12.25	(0.82)	0.78	0.78	0.78	3.20	2,255,122	193
Class S2
12-31-22	12.69	0.29•	(2.17)	(1.88)	0.30	—	—	0.30	—	10.51	(14.88)	0.98	0.93	0.93	2.56	7,618	246
12-31-21	13.19	0.27•	(0.43)	(0.16)	0.26	0.00*	0.08	0.34	—	12.69	(1.24)	0.97	0.93	0.93	2.11	15,571	139
12-31-20	12.94	0.33	0.62	0.95	0.40	0.30	—	0.70	—	13.19	7.42	0.98	0.93	0.93	2.50	21,316	99
12-31-19	12.20	0.38	0.76	1.14	0.38	0.02	—	0.40	—	12.94	9.40	0.93	0.93	0.93	2.99	21,401	149
12-31-18	12.73	0.38	(0.51)	(0.13)	0.40	—	—	0.40	—	12.20	(0.98)	0.93	0.93	0.93	3.05	22,040	193
Voya Small Company Portfolio
Class ADV
12-31-22	19.74	(0.01)•	(3.40)	(3.41)	—	4.77	—	4.77	—	11.56	(17.04)	1.46	1.38	1.38	(0.05)	7,493	209
12-31-21	17.36	(0.10)•	2.56	2.46	—	0.08	—	0.08	—	19.74	14.19	1.49	1.40	1.40	(0.52)	8,826	129
12-31-20	15.91	(0.04)	1.77	1.73	0.01	0.27	—	0.28	—	17.36	11.73	1.52	1.40	1.40	(0.31)	6,851	134
12-31-19	14.86	(0.01)	3.55	3.54	0.00*	2.49	—	2.49	—	15.91	25.56	1.39	1.39	1.39	(0.06)	7,227	125
12-31-18	20.95	(0.04)	(2.76)	(2.80)	0.02	3.27	—	3.29	—	14.86	(16.22)	1.39	1.39	1.39	(0.18)	6,342	96
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Portfolio (continued)
Class I
12-31-22	21.22	0.06•	(3.66)	(3.60)	—	4.77	—	4.77	—	12.85	(16.68)	0.96	0.88	0.88	0.42	226,999	209
12-31-21	18.59	(0.01)•	2.75	2.74	0.03	0.08	—	0.11	—	21.22	14.76	0.99	0.90	0.90	(0.03)	344,506	129
12-31-20	17.04	0.05	1.86	1.91	0.09	0.27	—	0.36	—	18.59	12.28	1.02	0.90	0.90	0.19	347,004	134
12-31-19	15.75	0.07•	3.78	3.85	0.07	2.49	—	2.56	—	17.04	26.21	0.89	0.89	0.89	0.44	427,877	125
12-31-18	22.01	0.06•	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.84)	0.89	0.89	0.89	0.31	435,019	96
Class R6
12-31-22	21.23	0.07•	(3.66)	(3.59)	—	4.77	—	4.77	—	12.87	(16.62)	0.83	0.83	0.83	0.45	8,465	209
12-31-21	18.60	(0.00)*•	2.74	2.74	0.03	0.08	—	0.11	—	21.23	14.77	0.87	0.87	0.87	(0.00)*	14,790	129
12-31-20	17.04	0.03	1.89	1.92	0.09	0.27	—	0.36	—	18.60	12.34	0.89	0.89	0.89	0.25	11,466	134
12-31-19	15.75	0.09•	3.76	3.85	0.07	2.49	—	2.56	—	17.04	26.20	0.89	0.89	0.89	0.44	5,665	125
12-31-18	22.01	0.06	(2.94)	(2.88)	0.11	3.27	—	3.38	—	15.75	(15.85)	0.89	0.89	0.89	0.33	6,115	96
Class S
12-31-22	20.51	0.03•	(3.54)	(3.51)	—	4.77	—	4.77	—	12.23	(16.86)	1.21	1.13	1.13	0.18	59,003	209
12-31-21	17.99	(0.06)•	2.66	2.60	—	0.08	—	0.08	—	20.51	14.47	1.24	1.15	1.15	(0.28)	80,449	129
12-31-20	16.48	(0.00)*	1.83	1.83	0.05	0.27	—	0.32	—	17.99	12.04	1.27	1.15	1.15	(0.06)	80,512	134
12-31-19	15.30	0.03	3.66	3.69	0.02	2.49	—	2.51	—	16.48	25.86	1.14	1.14	1.14	0.20	86,035	125
12-31-18	21.46	0.02	(2.86)	(2.84)	0.05	3.27	—	3.32	—	15.30	(16.05)	1.14	1.14	1.14	0.06	80,225	96

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Unaudited. There were no shares outstanding as of December 31, 2018 and December 31, 2019.

(a)
Excluding amounts related to a transition cost reimbursement recorded in the year ended December 31, 2018, total return for Voya Global High Dividend Low Volatility Portfolio would have been (9.37)%, (8.96)%, (9.22)%, (9.38)% and (9.52)% for Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022

NOTE 1 — ORGANIZATION
As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Government Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).
Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eighteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global High Dividend Low Volatility Portfolio (“Global High Dividend Low Volatility”), and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Government Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Government Money Market Portfolio (“Government Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.
When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.
Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).
Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.
Government Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Money Market, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

“Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’sjudgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio’s book, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”), with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2022, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to perform would be $5,055 and $145,110, respectively, which represent the gross payments to be received by the Portfolios on OTC purchased options were they to be unwound as of December 31, 2022. At December 31, 2022, Intermediate Bond received $100,000 in cash collateral to certain counterparties for open OTC derivatives. Balanced did not receive any cash collateral at December 31, 2022.
Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2022, Balanced and Intermediate Bond had a liability position of $440,169 and $12,792,420, respectively, on forward premium swaptions and OTC written options. If a contingent feature would have been triggered as of December 31, 2022, these Portfolios could have been required to pay these amounts in cash to their counterparties. At December 31, 2022, Intermediate Bond pledged $13,840,000 in cash collateral to certain counterparties for open OTC derivatives. Balanced did not pledge any cash collateral at December 31, 2022.
E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended December 31, 2022, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$170,024	$757,789
Intermediate Bond	15,150,487	49,681,466
The above Portfolios entered into forward foreign currency contracts to protect any non-U.S. dollar-denominated holdings from adverse currency movements. There were no open forward foreign currency contracts at December 31, 2022.
Each Portfolio, with the exception of Government Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table within each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2022, Balanced and Intermediate Bond have purchased and sold futures contracts on various bonds and notes as part of their duration management. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2022, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$22,681,375	$12,280,838
Intermediate Bond	166,501,708	156,528,266
Please refer to the tables within each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2022.
F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended December 31, 2022, Balanced and Intermediate Bond had purchased foreign currency options to manage their foreign exchange exposure. Balanced and Intermediate Bond had average notional values of $4,435,250 and $125,809,125, respectively, on purchased

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign currency options. Please refer to the tables within the Portfolio of Investments for open purchased foreign currency options at December 31, 2022.
During the year ended December 31, 2022, Balanced and Intermediate Bond had written foreign currency options to generate income. Balanced and Intermediate Bond had average notional values of $3,051,000 and $82,777,500, respectively, on written foreign currency options. There were no open written foreign currency options at December 31, 2022.
During the year ended December 31, 2022, Balanced and Intermediate Bond had purchased forward premium swaptions with an average notional value of $2,544,000 and $72,004,800, respectively, to gain exposure to manage duration and yield curve exposures. Please refer to the tables within the Portfolio of Investments for open purchased forward premium swaptions at December 31, 2022.
During the year ended December 31, 2022, Balanced and Intermediate Bond had written interest swaptions to generate income. Balanced and Intermediate Bond had average notional values of $6,274,667 and $183,620,000, respectively, on written interest swaptions. Please refer to the tables within the Portfolio of Investments for open written interest swaptions at December 31, 2022.
During the year ended December 31, 2022, Balanced and Intermediate Bond had purchased options on equity indices with an average notional value of $6,492,860 and $235,457,674, respectively, to gain exposure to certain equity markets. There were no open purchased equity options at December 31, 2022.
During the year ended December 31, 2022, Balanced and Intermediate Bond had written options on equity indices with an average notional value of $3,487,622 and $127,470,607, respectively, to generate income. There were no open written equity options at December 31, 2022.
G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios distribute capital gains, if any, annually. Balanced and Small Company declare and pay dividends, if any, annually. Growth and Income declares and pays dividends, if any, semi-annually. Government Money Market and Intermediate Bond declare dividends daily and pay dividends, if any, monthly. Global High Dividend Low Volatility declares and pays dividends, if any, quarterly. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal
Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table within the Portfolio of Investments for Government Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2022.
K. Securities Lending. Each Portfolio (except Government Money Market) may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2022, Intermediate Bond pledged and received $3,145,000 and $4,037,151, respectively, in cash collateral for open when-issued or delayed-delivery transactions.
N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based roll transactions, the fee is recorded as income.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within each Portfolio’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2022, Balanced and Intermediate Bond bought credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced and Intermediate Bond used CDX swaps to hedge the credit risk associated with various sectors within the credit market.
For the year ended December 31, 2022, Balanced and Intermediate Bond had an average notional amount of $1,895,932 and $86,748,287, respectively, on credit default swaps to buy protection. Please refer to the tables within the Portfolio of Investments for Intermediate Bond for open credit default swaps to buy protection at December 31, 2022. Balanced did not have any open credit default swaps to buy protection at December 31, 2022.
For the year ended December 31, 2022, Balanced had an average notional amount of $1,374,800 on credit default swaps to sell protection. The Portfolio did not have any open credit default swaps to sell protection at December 31, 2022.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2022, Balanced and Intermediate Bond has entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. During the year ended December 31, 2022, Balanced and Intermediate Bond had average notional amounts of $2,005,019 and $58,179,086, respectively, on Long interest rate swaps.
For the year ended December 31, 2022, Balanced and Intermediate Bond has entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. During the year

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

ended December 31, 2022, Balanced and Intermediate Bond had average notional amounts of $1,440,333 and $41,708,567, respectively, on Short interest rate swaps.
Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for open interest rate swaps at December 31, 2022.
At December 31, 2022, Balanced and Intermediate Bond had pledged $600,000 and $12,101,000, respectively, in cash collateral for open centrally cleared swaps.
P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2022, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Balanced	$263,320,138	$303,429,274
Global High Dividend Low Volatility	379,054,555	438,981,206
Growth and Income	1,093,767,991	1,240,119,415
Intermediate Bond	669,763,163	1,260,770,653
Small Company	741,156,153	807,067,717
U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced	$278,919,801	$268,258,851
Intermediate Bond	6,500,506,908	5,981,563,106
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced	0.60%
Global High Dividend Low Volatility	0.56% on the first $500 million; 0.53% on the next $500 million; 0.51% thereafter
Government Money Market(1)	0.35%
Growth and Income(2)	0.600% on the first $5 billion; 0.550% on the next $5 billion; 0.525% thereafter
Intermediate Bond	0.50% on first $4 billion; 0.48% on next $3 billion; 0.46% thereafter
Small Company(3)	0.75%

(1)
The Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
Prior to May 1, 2022 the Investment Adviser contractually waived amounts equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. Termination of this obligation was approved by the Board.

(3)
Prior to June 1, 2022, the management fee was 0.85%.

The Investment Adviser has entered into sub-advisory agreements with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with each Portfolio’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV, Class S, Class S2 and Class T shares of the respective Portfolios are subject to a shareholder service and distribution plan or a distribution plan (each a “Plan” and collectively, the “Plans”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolios’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Under the Plans for Class ADV and Class S2 shares of the respective Portfolios, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class ADV shares of Growth and Income so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20%. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.
Under the Plan for Class S shares of the respective Portfolios, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares. For Government Money Market, the Distributor has contractually agreed to waive 0.10% of average daily net assets attributable to distribution and/or shareholder service fees for Class S shares, so that the actual fee paid by Class S shares of Government Money Market is an annual rate of 0.15%. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.
Under the Plan for Class T shares of Global High Dividend Low Volatility, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global High Dividend Low Volatility’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net assets attributable to the distribution fee paid by Class T shares of Global High Dividend Low Volatility, so that the actual fee paid by Class T shares of Global High Dividend Low Volatility is an annual rate of 0.35%. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.
Class T shares of Global High Dividend Low Volatility are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or Qualified Plan participants with interests in Global High Dividend Low Volatility. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.
The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Money Market in maintaining a yield of not less than zero through May 1, 2023. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expense) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2022, the Distributor waived $29 of class specific distribution fees for Class S and the Investment Adviser waived $499,407 of management fees and/or certain expenses to assist the Portfolio in maintaining a net yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any. As of December 31, 2022, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	December 31,
	2023	2024	2025	Total
Government Money Market	$1,693,989	$2,068,744	$499,407	$4,262,140
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Government Money Market	9.09%
	Intermediate Bond	11.02
	Small Company	5.68
Voya Retirement Insurance and Annuity Company	Balanced	87.38
	Global High Dividend Low Volatility	21.59
	Government Money Market	87.41
	Growth and Income	87.86
	Intermediate Bond	24.83
	Small Company	69.01
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors/trustees, as described in the DC Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2022, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Balanced	$278,623
Global High Dividend Low Volatility	324,102
Government Money Market	616,544
Growth and Income	1,085,880
Intermediate Bond	1,337,546
Small Company	431,036
NOTE 7 — LICENSING FEE
Balanced pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”)
with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Balanced	N/A	0.69%	N/A	0.94%	N/A	N/A
Global High Dividend Low Volatility	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income(1)	1.27%	0.67%	N/A	0.92%	1.07%	N/A
Intermediate Bond	1.03%	0.53%	N/A	0.78%	0.93%	N/A
Small Company(2)	1.36%	0.86%	0.86%	1.11%	N/A	N/A

(1)
Prior to May 1, 2022 the expense limits were 1.30%, 0.70%, 0.95% and 1.10% for Class ADV, Class I, Class S and Class S2, respectively.

(2)
Prior to June 1, 2022 the expense limits were 1.40%, 0.90%, 0.90% and 1.15% for Class ADV, Class I, Class R6 and Class S, respectively.

Pursuant to a side letter agreement through May 1, 2023, the Investment Adviser has further lowered the expense limits to the levels listed below. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that the side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.
Portfolio	Class ADV	Class I	Class S	Class S2	Class T
Global High Dividend Low Volatility	1.10%	0.60%	0.85%	1.00%	1.20%
Unless otherwise specified above and with the exception of the non-recoupable management fee waiver for Government Money Market, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

As of December 31, 2022, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as below:
	December 31,
	2023	2024	2025	Total
Balanced	$236,487	$197,485	$188,000	$621,972
Growth and Income	—	—	170,094	170,094
Intermediate Bond	1,522,285	1,337,760	1,169,688	4,029,733
Small Company	—	1,250	—	1,250
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2022, are as follows:
	December 31,
	2023	2024	2025	Total
Small Company
Class ADV	$7,102	$7,165	$5,488	$19,755
Class I	387,425	316,996	201,196	905,617
Class S	84,569	74,415	47,092	206,076
The Expense Limitation Agreements are contractual through May 1, 2023, except Small Company which is through May 1, 2024, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective June 13, 2022, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2022:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	5	$926,600	3.47%
Global High Dividend Low Volatility	12	1,916,500	1.90
Growth and Income	1	1,258,000	1.33
Intermediate Bond	5	1,244,200	3.11
Small Company	14	8,174,357	2.52

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2022	185,296	—	3,421,689	(2,301,808)	1,305,177	2,819,534	—	45,747,982	(33,400,115)	15,167,401
12/31/2021	251,590	—	723,234	(2,622,896)	(1,648,072)	4,434,846	—	12,106,938	(45,927,989)	(29,386,205)
Class S
12/31/2022	11,412	—	23,954	(43,657)	(8,291)	143,673	—	318,826	(631,288)	(168,789)
12/31/2021	3,312	—	5,170	(19,863)	(11,381)	57,934	—	86,191	(349,147)	(205,022)
Global High Dividend Low Volatility
Class ADV
12/31/2022	16,956	—	61,257	(184,355)	(106,142)	180,693	—	667,337	(2,066,643)	(1,218,613)
12/31/2021	16,754	—	24,622	(223,495)	(182,119)	195,744	—	285,119	(2,572,804)	(2,091,941)
Class I
12/31/2022	326,273	—	724,228	(1,352,821)	(302,320)	3,678,858	—	7,870,245	(15,192,450)	(3,643,347)
12/31/2021	280,377	—	306,993	(1,215,811)	(628,441)	3,176,484	—	3,556,936	(13,931,507)	(7,198,087)
Class S
12/31/2022	376,938	—	2,210,963	(5,437,256)	(2,849,355)	4,181,996	—	24,164,362	(60,741,884)	(32,395,526)
12/31/2021	238,061	—	937,385	(7,168,854)	(5,993,408)	2,770,779	—	10,900,387	(82,950,586)	(69,279,420)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global High Dividend Low Volatility (continued)
Class S2
12/31/2022	1,764	—	1,278	(4,318)	(1,276)	19,793	—	13,783	(46,053)	(12,477)
12/31/2021	1,079	—	618	(14,200)	(12,503)	12,540	—	7,066	(166,995)	(147,389)
Class T
12/31/2022	48,107	—	13,286	(52,828)	8,565	528,564	—	144,852	(584,282)	89,134
12/31/2021	19,271	—	4,722	(33,150)	(9,157)	220,584	—	54,811	(383,585)	(108,190)
Government Money Market
Class I
12/31/2022	129,987,093	—	7,143,365	(99,672,054)	37,458,404	129,987,093	—	7,143,365	(99,672,054)	37,458,404
12/31/2021	68,479,424	—	435,973	(153,041,539)	(84,126,142)	68,479,424	—	435,973	(153,041,539)	(84,126,142)
Class S
12/31/2022	—	—	632	(10,246)	(9,614)	—	—	632	(10,246)	(9,614)
12/31/2021	7,239	—	47	(1,019)	6,267	7,239	—	47	(1,019)	6,267
Growth and Income
Class ADV
12/31/2022	89,714	—	701,147	(549,183)	241,678	1,744,478	—	11,552,104	(10,786,680)	2,509,902
12/31/2021	201,602	—	2,450,905	(29,175,892)	(26,523,385)	6,656,242	—	62,613,808	(1,008,319,631)	(939,049,581)
Class I
12/31/2022	356,954	—	14,845,877	(9,488,760)	5,714,071	7,346,879	—	254,309,052	(194,304,240)	67,351,691
12/31/2021	131,594	—	36,424,715	(6,543,445)	30,012,864	4,333,088	—	867,378,507	(223,795,000)	647,916,595
Class S
12/31/2022	101,772	—	309,290	(316,213)	94,849	2,046,477	—	5,105,764	(6,231,336)	920,905
12/31/2021	127,402	—	1,146,743	(15,839,739)	(14,565,594)	4,170,902	—	29,792,605	(548,686,094)	(514,722,587)
Class S2
12/31/2022	974	—	4,075	(1,018)	4,031	18,525	—	65,074	(21,099)	62,500
12/31/2021	453	—	9,051	(30)	9,474	14,943	—	203,108	(988)	217,063
Intermediate Bond
Class ADV
12/31/2022	388,133	—	537,652	(3,981,195)	(3,055,410)	4,351,777	—	5,940,318	(45,010,028)	(34,717,933)
12/31/2021	1,537,166	—	581,404	(3,393,970)	(1,275,400)	19,730,878	—	7,461,608	(43,581,477)	(16,388,991)
Class I
12/31/2022	1,874,834	—	2,239,599	(11,745,805)	(7,631,372)	21,338,764	—	25,054,075	(134,010,620)	(87,617,781)
12/31/2021	3,127,259	—	2,400,903	(12,557,702)	(7,029,540)	40,676,185	—	31,153,347	(162,906,269)	(91,076,737)
Class S
12/31/2022	3,420,335	—	4,217,193	(20,892,595)	(13,255,067)	39,204,519	—	46,794,345	(235,570,847)	(149,571,983)
12/31/2021	4,180,405	—	4,363,433	(16,513,541)	(7,969,703)	53,558,043	—	56,229,105	(212,930,197)	(103,143,049)
Class S2
12/31/2022	147,912	—	24,758	(675,555)	(502,885)	1,710,107	—	275,856	(7,643,415)	(5,657,452)
12/31/2021	189,378	—	36,584	(614,677)	(388,715)	2,443,389	—	469,801	(7,890,271)	(4,977,081)
Small Company
Class ADV
12/31/2022	93,588	—	182,331	(74,703)	201,216	1,345,402	—	2,087,689	(1,182,348)	2,250,743
12/31/2021	105,445	—	1,793	(54,825)	52,413	2,045,707	—	34,073	(1,072,678)	1,007,102
Class I
12/31/2022	314,217	—	5,703,848	(4,592,673)	1,425,392	4,937,868	—	72,381,833	(65,801,276)	11,518,425
12/31/2021	624,497	—	96,552	(3,153,101)	(2,432,052)	12,875,539	—	1,965,800	(64,937,072)	(50,095,733)
Class R6
12/31/2022	72,530	—	184,978	(296,548)	(39,040)	966,409	—	2,351,076	(5,246,690)	(1,929,205)
12/31/2021	292,892	—	4,037	(216,828)	80,101	6,151,114	—	82,239	(4,335,350)	1,898,003
Class S
12/31/2022	155,377	—	1,469,995	(723,542)	901,830	2,195,664	—	17,786,935	(10,564,875)	9,417,724
12/31/2021	119,177	—	17,382	(690,071)	(553,512)	2,408,593	—	342,592	(13,855,730)	(11,104,545)
NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Government Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 11 — SECURITIES LENDING (continued)

remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2022:
Balanced
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$5,319	$(5,319)	$—
Barclays Capital Inc.	126,328	(126,328)	—
BMO Capital Markets Corp	15,546	(15,546)	—
BNP Paribas	4,889	(4,889)	—
BofA Securities Inc	1,748,337	(1,748,337)	—
Citigroup Global Markets Inc.	25,807	(25,807)	—
Citigroup Global Markets Limited	146,328	(146,328)	—
Daiwa Capital Markets America Inc.	33,833	(33,833)	—
Deutsche Bank Securities Inc.	51,156	(51,156)	—
Goldman Sachs International	45,350	(45,350)	—
Goldman, Sachs & Co. LLC	51,610	(51,610)	—
HSBC Bank PLC	40,258	(40,258)	—
HSBC Securities (USA) Inc.	18,199	(18,199)	—
J.P. Morgan Securities LLC	30,846	(30,846)	—
Morgan Stanley & Co. LLC	10,862	(10,862)	—
National Bank of Canada Financial INC	41,063	(41,063)	—
National Financial Services LLC	10,934	(10,934)	—
NatWest Markets Securities Inc.	61,143	(61,143)	—
Nomura Securities International, Inc.	80,432	(80,432)	—
RBC Capital Markets, LLC	36,092	(36,092)	—
RBC Dominion Securities Inc	36,331	(36,331)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Scotia Capital (USA) INC	$17,523	$(17,523)	$—
Societe Generale	156,374	(156,374)	—
TD Securities (USA) Inc.	46,344	(46,344)	—
Truist Securities INC	12,766	(12,766)	—
UBS AG	62,546	(62,546)	—
UBS Securities LLC.	20,672	(20,672)	—
US Bancorp Investments	17,196	(17,196)	—
Total	$2,954,084	$(2,954,084)	$—

(1)
Cash collateral with a fair value of $3,043,301 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Global High Dividend Low Volatiliy
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$1,199,213	$(1,199,213)	$—
Citigroup Global Markets Inc.	190,227	(190,227)	—
Citigroup Global Markets Limited	3,592,934	(3,592,934)	—
Nomura Securities International, Inc.	436,811	(436,811)	—
State Street Bank and Trust Company	278,085	(278,085)	—
TD Prime Services LLC	350,256	(350,256)	—
Total	$6,047,526	$(6,047,526)	$—

(1)
Cash collateral with a fair value of $6,379,938 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$6,922,287	$(6,922,287)	$—
Citadel Clearing LLC	8,992,117	(8,992,117)	—
Citigroup Global Markets Inc.	186,543	(186,543)	—
Goldman, Sachs & Co. LLC	13,416	(13,416)	—
J.P. Morgan Securities LLC	8,122,197	(8,122,197)	—
Morgan Stanley & Co. LLC	54,016	(54,016)	—
Total	$24,290,576	$(24,290,576)	$—

(1)
Cash collateral with a fair value of $24,959,993 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$1,343,452	$(1,343,452)	$—
BNP Paribas	928,666	(928,666)	—
BNP Paribas Prime Brokerage Intl Ltd	364,080	(364,080)	—
BofA Securities Inc	48,564,175	(48,564,175)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$35,146,607	$(35,146,607)	$—
Daiwa Capital Markets America Inc.	536,455	(536,455)	—
Deutsche Bank Securities Inc.	346,796	(346,796)	—
Goldman, Sachs & Co. LLC	157,888	(157,888)	—
Industrial And Commercial Bank Of China	334,944	(334,944)	—
J.P. Morgan Securities LLC	1,720,997	(1,720,997)	—
Nomura Securities International, Inc.	797,803	(797,803)	—
TD Prime Services LLC	6,055,013	(6,055,013)	—
UBS Securities LLC.	417,354	(417,354)	—
Total	$96,714,230	$(96,714,230)	$—

(1)
Cash collateral with a fair value of $98,843,830 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Securities LLC	$106,677	$(106,677)	$—
J.P. Morgan Securities LLC	906,923	(906,923)	—
National Bank of Canada Financial Inc	723,940	(723,940)	—
Nomura Securities International, Inc.	696,324	(696,324)	—
Scotia Capital (USA) INC	40,898	(40,898)	—
TD Prime Services LLC	878,440	(878,440)	—
Total	$3,353,202	$(3,353,202)	$—

(1)
Cash collateral with a fair value of $3,474,679 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), paydowns, straddle loss deferrals, swaps, capital loss carryforwards and wash sale deferrals.
Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2022:
	Paid-in Capital	Distributable Earnings
Government Money Market	$(66,385)	$66,385
Intermediate Bond	(290,010)	290,010
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain	Return of Capital
Balanced	$15,899,870	$30,166,938	$9,669,879	$2,523,250	$—
Global High Dividend Low Volatility	23,880,547	8,980,032	14,804,319	—	—
Government Money Market	7,146,615	—	436,020	—	—
Growth and Income	39,602,466	231,816,376	246,652,811	714,105,669	—
Intermediate Bond	78,069,297	—	75,114,307	91,902	20,114,377
Small Company	55,293,825	39,313,708	2,424,704	—	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2022 were:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards			Total Distributable Earnings/(Loss)
				Amount	Character	Expiration
Balanced	$5,347,809	$1,229,251	$(9,058,007)	—	—	—	$(2,480,947)
Global High Dividend Low Volatility	—	17,174,337	28,264,019	—	—	—	45,438,356
Government Money Market	—	—	—	(128,579)	Short-term	None	(128,610)
				(31)	Long-term	None
				$(128,610)
Growth and Income	—	1,590,052	149,271,843	—	—	—	150,861,895
Intermediate Bond	1,168,842	—	(297,209,775)	(75,223,112)	Short-term	None	(508,632,862)
				(137,368,817)	Long-term	None
				$(212,591,929)
Small Company	1,217,709	—	(29,973,256)	(9,089,991)	Short-term	None	(37,845,538)
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2022, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rate ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.
NOTE 14 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S.. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond a Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial.Those events as well as other changes in foreign (non-U.S.) and domestic

NOTES TO FINANCIAL STATEMENTS as of December 31, 2022 (continued)

NOTE 14 — MARKET DISRUPTION (continued)

economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolio’s service providers.
NOTE 15 — SUBSEQUENT EVENTS
Dividends: Subsequent to December 31, 2022, the following Portfolio paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Government Money Market
Class I	$0.0034	February 1, 2023	Daily
Class S	$0.0030	February 1, 2023	Daily
	Per Share Amount	Payable Date	Record Date
Intermediate Bond
Class ADV	$0.0239	February 1, 2023	Daily
Class I	$0.0286	February 1, 2023	Daily
Class S	$0.0262	February 1, 2023	Daily
Class S2	$0.0248	February 1, 2023	Daily
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 40.6%
	Communication Services: 2.3%
1,367 (1)	Adevinta ASA	$9,052	0.0
29,299 (1)	Alphabet, Inc. - Class A	2,585,051	0.9
18,503	AT&T, Inc.	340,640	0.1
2,058 (2)	Auto Trader Group PLC	12,816	0.0
22,294	Bezeq Israeli Telecommunication Corp., Ltd.	38,246	0.0
1,064 (1)	Charter Communications, Inc.	360,802	0.1
8,256	Comcast Corp. - Class A	288,712	0.1
2,291	Electronic Arts, Inc.	279,914	0.1
5,696 (1)	Frontier Communications Parent, Inc.	145,134	0.1
8,217 (1)	Iridium Communications, Inc.	422,354	0.1
4,900	KDDI Corp.	148,602	0.1
9,378	Koninklijke KPN NV	29,027	0.0
4,808 (1)	Live Nation Entertainment, Inc.	335,310	0.1
2,788 (1)	Meta Platforms, Inc.	335,508	0.1
1,713 (1)	NetFlix, Inc.	505,130	0.2
1,145	Nexstar Media Group, Inc.	200,409	0.1
1,029	Publicis Groupe	65,735	0.1
1,208 (2)	Scout24 SE	60,803	0.0
5,500	Singapore Telecommunications Ltd.	10,545	0.0
2,800	SoftBank Group Corp.	118,420	0.1
605 (1)	Spotify Technology SA	47,765	0.0
1,248	TEGNA, Inc.	26,445	0.0
262,171 (1)	Telecom Italia S.p.A. - TIT	60,759	0.0
23,527 (3)	Telia Co. AB	60,118	0.0
10,999	Telstra Group Ltd.	29,746	0.0
395 (1)	TripAdvisor, Inc.	7,102	0.0
6,461	Vivendi SE	61,721	0.0
3,198	WPP PLC	31,596	0.0
110 (1)	Ziff Davis, Inc.	8,701	0.0
2,586 (1)	ZoomInfo Technologies, Inc.	77,865	0.0
		6,704,028	2.3
	Consumer Discretionary: 4.1%
1,963 (1)	Airbnb, Inc.	167,836	0.1
18,826 (1)	Amazon.com, Inc.	1,581,384	0.5
4,437	Aristocrat Leisure Ltd.	91,428	0.0
2,028 (1)	Autonation, Inc.	217,604	0.1
190 (1)	Autozone, Inc.	468,574	0.2
1,571	BorgWarner, Inc.	63,233	0.0
2,647	Boyd Gaming Corp.	144,341	0.1
719	Brunswick Corp.	51,826	0.0
1,129	Burberry Group PLC	27,449	0.0
1,689 (1)	Carmax, Inc.	102,843	0.0
1,175	Cie Financiere Richemont SA	152,351	0.1
604 (1)	CROCS, Inc.	65,492	0.0
2,695	Dana, Inc.	40,775	0.0
160 (1)	Deckers Outdoor Corp.	63,866	0.0
1,715	Dick’s Sporting Goods, Inc.	206,297	0.1
3,028 (3)	Electrolux AB	40,911	0.0
1,555	Entain PLC	24,764	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
338 (2)	Evolution AB	$32,923	0.0
80 (1)	Five Below, Inc.	14,150	0.0
18,046	Ford Motor Co.	209,875	0.1
538 (1)(3)	GameStop Corp.	9,931	0.0
12,623	General Motors Co.	424,638	0.2
4,247	Gentex Corp.	115,816	0.0
3,377	Genuine Parts Co.	585,943	0.2
1,961 (1)	Goodyear Tire & Rubber Co.	19,904	0.0
145	H&R Block, Inc.	5,294	0.0
1,192	Harley-Davidson, Inc.	49,587	0.0
1,405	Hilton Worldwide Holdings, Inc.	177,536	0.1
1,025	Home Depot, Inc.	323,757	0.1
7,000	Honda Motor Co., Ltd.	159,663	0.1
6,299	Industria de Diseno Textil SA	167,307	0.1
538 (1)(2)	Just Eat Takeaway.com NV	11,451	0.0
2,128 (2)	La Francaise des Jeux SAEM	85,627	0.0
465	Lear Corp.	57,669	0.0
1,040	Leggett & Platt, Inc.	33,519	0.0
67	Lithia Motors, Inc.	13,718	0.0
9,712	LKQ Corp.	518,718	0.2
338	Lowe’s Cos, Inc.	67,343	0.0
485 (1)	Lululemon Athletica, Inc.	155,384	0.1
191	LVMH Moet Hennessy Louis Vuitton SE	138,989	0.1
1,780	Macy’s, Inc.	36,757	0.0
1,237	Marriott Vacations Worldwide Corp.	166,488	0.1
2,920 (1)	Mattel, Inc.	52,093	0.0
2,900	Mazda Motor Corp.	21,739	0.0
2,288	McDonald’s Corp.	602,957	0.2
6,443	MGM Resorts International	216,034	0.1
1,444	Moncler SpA	76,729	0.0
6,607	Nike, Inc. - Class B	773,085	0.3
491 (3)	Nordstrom, Inc.	7,925	0.0
139 (1)	Ollie’s Bargain Outlet Holdings, Inc.	6,511	0.0
300	Open House Group Co. Ltd.	10,923	0.0
5,300	Panasonic Holdings Corp.	44,356	0.0
1,685	Pandora A/S	119,098	0.1
7,268 (1)	Penn Entertainment, Inc.	215,860	0.1
68	Penske Auto Group, Inc.	7,815	0.0
631	PVH Corp.	44,542	0.0
1,079	Ross Stores, Inc.	125,240	0.1
809 (1)	Scientific Games Corp.	47,407	0.0
5,000	Sekisui Chemical Co., Ltd.	69,692	0.0
3,400	Sekisui House Ltd.	60,279	0.0
1,012	Service Corp. International	69,970	0.0
100 (3)	Shimano, Inc.	15,802	0.0
200	Sony Group Corp.	15,244	0.0
2,504	Stellantis NV (STLAM)	35,583	0.0
5,000	Subaru Corp.	75,700	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
2,092 (1)	Taylor Morrison Home Corp.	$63,492	0.0
36,743	Taylor Wimpey PLC	44,999	0.0
731	Tempur Sealy International, Inc.	25,095	0.0
7,818 (1)	Tesla, Inc.	963,021	0.3
312 (3)	Thor Industries, Inc.	23,553	0.0
183 (1)	TopBuild Corp.	28,638	0.0
5,200	Toyota Motor Corp.	70,941	0.0
5,286	Travel + Leisure Co.	192,410	0.1
24,061 (1)	Under Armour, Inc. - Class A	244,460	0.1
600	USS Co., Ltd.	9,520	0.0
272 (1)	Victoria’s Secret & Co.	9,732	0.0
17,462	Wendy’s Company	395,165	0.1
368	Williams-Sonoma, Inc.	42,291	0.0
89	Wingstop, Inc.	12,248	0.0
427	Wyndham Hotels & Resorts, Inc.	30,449	0.0
837 (1)	YETI Holdings, Inc.	34,576	0.0
400	ZOZO, Inc.	9,878	0.0
		12,008,013	4.1
	Consumer Staples: 2.9%
1,088	Archer-Daniels-Midland Co.	101,021	0.0
342	Beiersdorf AG	39,081	0.0
1,343 (1)	BellRing Brands, Inc.	34,434	0.0
547 (1)	BJ’s Wholesale Club Holdings, Inc.	36,189	0.0
102 (1)	Boston Beer Co., Inc.	33,611	0.0
5,594	British American Tobacco PLC	221,289	0.1
72	Carlsberg A/S	9,550	0.0
771	Carrefour S.A.	12,895	0.0
41	Casey’s General Stores, Inc.	9,198	0.0
325 (1)	Celsius Holdings, Inc.	33,813	0.0
20,806	Coca-Cola Co.	1,323,470	0.5
66	Coca-Cola Consolidated, Inc.	33,816	0.0
374	Coca-Cola European Partners PLC - USD	20,690	0.0
2,670	Coca-Cola HBC AG	63,116	0.0
2,401	Coles Group Ltd.	27,217	0.0
1,883	Colgate-Palmolive Co.	148,362	0.1
1,650	Costco Wholesale Corp.	753,225	0.3
1,023	Danone	53,918	0.0
849 (1)	Darling Ingredients, Inc.	53,139	0.0
4,386	Davide Campari-Milano NV	44,528	0.0
225	Diageo PLC	9,849	0.0
1,158	Estee Lauder Cos., Inc.	287,311	0.1
2,755	Flowers Foods, Inc.	79,179	0.0
20,347 (1)	Haleon PLC	80,506	0.0
1,557	Heineken Holding NV	120,247	0.1
1,063 (1)	HelloFresh SE	23,200	0.0
8,119	J Sainsbury Plc	21,295	0.0
7,400 (3)	Japan Tobacco, Inc.	149,186	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples (continued)
900	Kobayashi Pharmaceutical Co., Ltd.	$61,688	0.0
2,971	Kroger Co.	132,447	0.1
426	L’Oreal S.A.	152,549	0.1
7,435	Mondelez International, Inc.	495,543	0.2
2,735 (1)	Monster Beverage Corp.	277,685	0.1
3,020	Mowi ASA	51,462	0.0
2,492	Nestle SA	287,849	0.1
7,426	PepsiCo, Inc.	1,341,581	0.5
931 (1)	Performance Food Group Co.	54,361	0.0
484	Pernod Ricard SA	95,213	0.1
4,459	Philip Morris International, Inc.	451,295	0.2
260 (1)	Post Holdings, Inc.	23,468	0.0
2,679	Procter & Gamble Co.	406,029	0.1
233	Remy Cointreau SA	39,287	0.0
1,800	Suntory Beverage & Food Ltd.	61,294	0.0
9,084	Tesco PLC	24,480	0.0
6,567	Treasury Wine Estates Ltd.	60,669	0.0
6,564	Tyson Foods, Inc.	408,609	0.1
446	Unilever PLC	22,379	0.0
435	Unilever PLC - ULVRL	21,962	0.0
2,193 (1)	US Foods Holding Corp.	74,606	0.0
101,500 (2)	WH Group Ltd.	59,199	0.0
400	Yakult Honsha Co., Ltd.	26,039	0.0
		8,453,029	2.9
	Energy: 2.0%
2,710	Aker BP ASA	84,235	0.0
3,961	Ampol Ltd.	76,140	0.0
1,629 (1)	Antero Resources Corp.	50,483	0.0
15,959	Baker Hughes Co.	471,269	0.2
38,743	BP PLC	223,546	0.1
461	ChampionX Corp.	13,364	0.0
2,833	Cheniere Energy, Inc.	424,837	0.2
1,867	Chevron Corp.	335,108	0.1
2,462 (1)(3)	CNX Resources Corp.	41,460	0.0
3,183	Diamondback Energy, Inc.	435,371	0.2
5,025	EOG Resources, Inc.	650,838	0.2
4,296	EQT Corp.	145,334	0.1
851	Equinor ASA	30,585	0.0
16,079	Equitrans Midstream Corp.	107,729	0.0
7,048	Exxon Mobil Corp.	777,395	0.3
494	HF Sinclair Corp.	25,634	0.0
5,120	Marathon Petroleum Corp.	595,917	0.2
792	Matador Resources Co.	45,334	0.0
508	OMV AG	26,132	0.0
544	PBF Energy, Inc.	22,184	0.0
2,777	Phillips 66	289,030	0.1
234	Pioneer Natural Resources Co.	53,443	0.0
1,660	Range Resources Corp.	41,533	0.0
7,573	Repsol SA	120,539	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy (continued)
890	Schlumberger Ltd.	$47,579	0.0
6,732	Shell PLC	189,782	0.1
15,766 (1)	Southwestern Energy Co.	92,231	0.0
4,748	Targa Resources Corp.	348,978	0.1
1,597 (3)	TotalEnergies SE	100,248	0.0
		5,866,258	2.0
	Financials: 5.5%
8,477	3i Group PLC	136,712	0.1
6,157	Abrdn PLC	13,991	0.0
320	Affiliated Managers Group, Inc.	50,698	0.0
3,600	AIA Group Ltd.	39,756	0.0
609	American Financial Group, Inc.	83,604	0.0
4,861	American International Group, Inc.	307,410	0.1
1,722	Ameriprise Financial, Inc.	536,179	0.2
3,800 (3)	Annaly Capital Management, Inc.	80,104	0.0
2,487	Aon PLC	746,448	0.3
786	Ares Management Corp.	53,794	0.0
2,219	ASX Ltd.	102,199	0.0
6,553	AXA S.A.	182,537	0.1
10,711	Banco Bilbao Vizcaya Argentaria SA	64,515	0.0
17,619	Bank of America Corp.	583,541	0.2
1,168	Bank OZK	46,790	0.0
73,040	Barclays PLC	138,982	0.1
2,856 (1)	Berkshire Hathaway, Inc. - Class B	882,218	0.3
3,446	BNP Paribas	196,212	0.1
3,624	Capital One Financial Corp.	336,887	0.1
8,853	Charles Schwab Corp.	737,101	0.3
10,516	Citigroup, Inc.	475,639	0.2
6,297	Citizens Financial Group, Inc.	247,913	0.1
1,912	CNO Financial Group, Inc.	43,689	0.0
1,265	Commerce Bancshares, Inc.	86,109	0.0
5,212 (1)	Commerzbank AG	48,730	0.0
268	Commonwealth Bank of Australia	18,614	0.0
427	Cullen/Frost Bankers, Inc.	57,090	0.0
1,800	Dai-ichi Life Holdings, Inc.	40,650	0.0
10,525	Deutsche Bank AG	118,317	0.0
50	Deutsche Boerse AG	8,609	0.0
1,292	East West Bancorp, Inc.	85,143	0.0
1,255	Erste Group Bank AG	40,154	0.0
602	Essent Group Ltd.	23,406	0.0
1,542	Evercore, Inc.	168,201	0.1
18	Everest Re Group Ltd.	5,963	0.0
4,816	FinecoBank Banca Fineco SpA	79,975	0.0
1,079	First American Financial Corp.	56,475	0.0
1,024	FNB Corp.	13,363	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
1,506	Gjensidige Forsikring ASA	$29,539	0.0
5,391	Hancock Whitney Corp.	260,870	0.1
7,626	Hartford Financial Services Group, Inc.	578,280	0.2
5,654	HSBC Holdings PLC	35,041	0.0
1,225	International Bancshares Corp.	56,056	0.0
3,555	Jefferies Financial Group, Inc.	121,865	0.1
3,710	JPMorgan Chase & Co.	497,511	0.2
111	Kemper Corp.	5,461	0.0
5,063	Lazard Ltd.	175,534	0.1
10,676	Loews Corp.	622,731	0.2
262	LPL Financial Holdings, Inc.	56,637	0.0
5,231	Marsh & McLennan Cos., Inc.	865,626	0.3
11,623	Medibank Pvt Ltd.	23,188	0.0
928	Metlife, Inc.	67,159	0.0
3,174	MGIC Investment Corp.	41,262	0.0
31,600	Mitsubishi UFJ Financial Group, Inc.	212,144	0.1
5,843	Morgan Stanley	496,772	0.2
43,960	NatWest Group PLC	140,199	0.1
1,429	Navient Corp.	23,507	0.0
2,715	NN Group NV	111,022	0.0
8,679	Nordea Bank Abp	92,969	0.0
1,950	Old Republic International Corp.	47,093	0.0
9,000	ORIX Corp.	144,060	0.1
13,200	Oversea-Chinese Banking Corp., Ltd.	120,068	0.0
589	Pinnacle Financial Partners, Inc.	43,233	0.0
2,539	Popular, Inc.	168,386	0.1
5,627 (2)	Poste Italiane SpA	54,899	0.0
56	Primerica, Inc.	7,942	0.0
843	Prosperity Bancshares, Inc.	61,269	0.0
600	Reinsurance Group of America, Inc.	85,254	0.0
2,470	Rithm Capital Corp.	20,180	0.0
6,200	Singapore Exchange Ltd.	41,459	0.0
4,452	Societe Generale	111,672	0.0
2,800	Sompo Holdings, Inc.	123,881	0.0
13,418	Standard Chartered PLC	100,079	0.0
16,402	Starwood Property Trust, Inc.	300,649	0.1
868	Stifel Financial Corp.	50,665	0.0
5,200	Sumitomo Mitsui Financial Group, Inc.	209,208	0.1
4,500	Sumitomo Mitsui Trust Holdings, Inc.	157,030	0.1
3,750	Swedbank AB	63,784	0.0
545	Synovus Financial Corp.	20,465	0.0
8,900	Tokio Marine Holdings, Inc.	190,125	0.1
1,644	UBS Group AG	30,556	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
4,293	UMB Financial Corp.	$358,551	0.1
6,866	Unum Group	281,712	0.1
8,976	US Bancorp	391,443	0.2
1,709	Washington Federal, Inc.	57,337	0.0
125	Webster Financial Corp.	5,918	0.0
22,322	Wells Fargo & Co.	921,675	0.3
867	Willis Towers Watson PLC	212,051	0.1
1,797	Wintrust Financial Corp.	151,882	0.1
253	Zions Bancorp NA	12,437	0.0
398	Zurich Insurance Group AG	190,275	0.1
		16,186,329	5.5
	Health Care: 6.2%
6,137	Abbott Laboratories	673,781	0.2
1,616	AbbVie, Inc.	261,162	0.1
4,171	Agilent Technologies, Inc.	624,190	0.2
149 (1)	Amedisys, Inc.	12,447	0.0
77	AmerisourceBergen Corp.	12,760	0.0
600	Astellas Pharma, Inc.	9,123	0.0
1,089	AstraZeneca PLC	147,363	0.1
156 (1)	Biogen, Inc.	43,200	0.0
13,137	Bristol-Myers Squibb Co.	945,207	0.3
245	Bruker Corp.	16,746	0.0
4,513 (1)	Centene Corp.	370,111	0.1
1,616	Cigna Corp.	535,445	0.2
46	CSL Ltd.	8,970	0.0
6,390	CVS Health Corp.	595,484	0.2
1,100	Daiichi Sankyo Co., Ltd.	35,405	0.0
897	Danaher Corp.	238,082	0.1
1,268 (1)	DexCom, Inc.	143,588	0.1
1,858 (1)(3)	Doximity, Inc.	62,354	0.0
2,777 (1)	Edwards Lifesciences Corp.	207,192	0.1
1,009	Elevance Health, Inc.	517,587	0.2
953	Eli Lilly & Co.	348,646	0.1
883 (1)	Envista Holdings Corp.	29,731	0.0
6,180 (1)	Exelixis, Inc.	99,127	0.0
2,349	Getinge AB	48,837	0.0
5,921	Gilead Sciences, Inc.	508,318	0.2
923 (1)	Globus Medical, Inc.	68,551	0.0
7,234	GSK PLC	125,028	0.1
1,028 (1)	Halozyme Therapeutics, Inc.	58,493	0.0
401 (1)	HealthEquity, Inc.	24,718	0.0
4,545	Hikma Pharmaceuticals PLC	84,701	0.0
3,146 (1)	Hologic, Inc.	235,352	0.1
1,300	Hoya Corp.	124,512	0.1
321	Humana, Inc.	164,413	0.1
445 (1)	Inari Medical, Inc.	28,284	0.0
833	Ipsen SA	89,598	0.0
495 (1)	Jazz Pharmaceuticals PLC	78,858	0.0
10,670	Johnson & Johnson	1,884,855	0.7
52	Laboratory Corp. of America Holdings	12,245	0.0
606 (1)	Lantheus Holdings, Inc.	30,882	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
311 (1)	LivaNova PLC	$17,273	0.0
52 (1)	Masimo Corp.	7,693	0.0
1,059	McKesson Corp.	397,252	0.1
285 (1)	Medpace Holdings, Inc.	60,537	0.0
4,908	Medtronic PLC	381,450	0.1
4,318	Merck & Co., Inc.	479,082	0.2
154 (1)	Mettler Toledo International, Inc.	222,599	0.1
146 (1)	Molina Healthcare, Inc.	48,212	0.0
2,500 (1)	Neurocrine Biosciences, Inc.	298,600	0.1
1,461	Novartis AG	132,217	0.1
2,202	Novo Nordisk A/S	299,066	0.1
3,400	Olympus Corp.	59,968	0.0
322 (1)	Omnicell, Inc.	16,235	0.0
5,000	Ono Pharmaceutical Co., Ltd.	116,868	0.0
866 (1)	Option Care Health, Inc.	26,058	0.0
1,400	Otsuka Holdings Co. Ltd.	45,658	0.0
1,618	Patterson Cos., Inc.	45,353	0.0
214	Perrigo Co. PLC	7,295	0.0
20,011	Pfizer, Inc.	1,025,364	0.4
1,233 (1)	Progyny, Inc.	38,408	0.0
2,465 (1)	QIAGEN NV	123,916	0.1
358 (1)	QuidelOrtho Corp.	30,670	0.0
698 (1)	Regeneron Pharmaceuticals, Inc.	503,600	0.2
44 (1)	Repligen Corp.	7,450	0.0
1,305	Roche Holding AG-GENUSSCHEIN	410,080	0.1
1,508	Sanofi	145,411	0.1
54	Sartorius Stedim Biotech	17,548	0.0
590 (1)	Seagen, Inc.	75,821	0.0
606 (1)	Shockwave Medical, Inc.	124,600	0.1
6,080	Sonic Healthcare Ltd.	123,734	0.1
425	Sonova Holding AG - Reg	100,937	0.0
526 (1)	Staar Surgical Co.	25,532	0.0
767 (1)	Swedish Orphan Biovitrum AB	15,875	0.0
335 (1)	Syneos Health, Inc.	12,288	0.0
3,700	Takeda Pharmaceutical Co., Ltd.	115,613	0.0
833 (1)	Tandem Diabetes Care, Inc.	37,443	0.0
1,114	Thermo Fisher Scientific, Inc.	613,469	0.2
813	UCB S.A.	64,059	0.0
230 (1)	United Therapeutics Corp.	63,961	0.0
2,625	UnitedHealth Group, Inc.	1,391,722	0.5
1,303 (1)	Veeva Systems, Inc.	210,278	0.1
1,864 (1)	Vertex Pharmaceuticals, Inc.	538,286	0.2
		17,982,827	6.2
	Industrials: 4.1%
537	3M Co.	64,397	0.0
3,826	ACS Actividades de Construccion y Servicios SA	109,475	0.1
1,629	Acuity Brands, Inc.	269,779	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
7,014	AECOM	$595,699	0.2
340	AGCO Corp.	47,155	0.0
2,009	Alfa Laval AB	58,115	0.0
35	AP Moller - Maersk A/S - Class B	78,351	0.0
473 (1)	ASGN, Inc.	38,540	0.0
7,461	Atlas Copco AB - A Shares	88,401	0.0
32,006	Aurizon Holdings Ltd.	81,085	0.0
223 (1)	Avis Budget Group, Inc.	36,556	0.0
112 (1)	Axon Enterprise, Inc.	18,584	0.0
3,009	BAE Systems PLC	31,078	0.0
729	Brenntag SE	46,492	0.0
1,269 (1)	Builders FirstSource, Inc.	82,333	0.0
35 (1)	CACI International, Inc.	10,521	0.0
106	Carlisle Cos., Inc.	24,979	0.0
258	Caterpillar, Inc.	61,806	0.0
74 (1)	Chart Industries, Inc.	8,527	0.0
3,133	Cie de Saint-Gobain	153,268	0.1
4,500	CK Hutchison Holdings Ltd.	26,959	0.0
449 (1)	Clean Harbors, Inc.	51,240	0.0
5,013	CNH Industrial NV	80,418	0.0
2,937 (1)	Copa Holdings S.A.- Class A	244,270	0.1
10,184 (1)	Copart, Inc.	620,104	0.2
106 (1)	CoStar Group, Inc.	8,192	0.0
7,091	CSX Corp.	219,679	0.1
34	Curtiss-Wright Corp.	5,678	0.0
1,693	DCC PLC	83,249	0.0
3,965	Deutsche Post AG	148,396	0.1
832	Donaldson Co., Inc.	48,980	0.0
373 (1)	Driven Brands Holdings, Inc.	10,187	0.0
1,202	Dun & Bradstreet Holdings, Inc.	14,736	0.0
628	Eiffage SA	61,773	0.0
6,778	Emerson Electric Co.	651,095	0.2
2,383	Experian PLC	80,709	0.0
1,054	Flowserve Corp.	32,337	0.0
1,431 (1)	Fluor Corp.	49,598	0.0
10,102	Fortive Corp.	649,053	0.2
176 (1)	FTI Consulting, Inc.	27,949	0.0
1,264 (1)	Gates Industrial Corp. PLC	14,422	0.0
2,266	GEA Group AG	92,152	0.0
8,382	General Electric Co.	702,328	0.3
818	Graco, Inc.	55,019	0.0
653 (1)	Hayward Holdings, Inc.	6,138	0.0
354	Hubbell, Inc.	83,077	0.0
5,951	Ingersoll Rand, Inc.	310,940	0.1
369	Insperity, Inc.	41,918	0.0
2,200	Jardine Matheson Holdings Ltd.	111,980	0.1
3,909 (1)	JetBlue Airways Corp.	25,330	0.0
6,534	Johnson Controls International plc	418,176	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
214	KBR, Inc.	$11,299	0.0
10,700	Keppel Corp., Ltd.	58,028	0.0
584	Knight-Swift Transportation Holdings, Inc.	30,607	0.0
882	Legrand S.A.	70,720	0.0
4,900	Lixil Corp.	73,873	0.0
70	Manpowergroup, Inc.	5,825	0.0
572 (1)	Mastec, Inc.	48,809	0.0
140 (1)	Middleby Corp.	18,746	0.0
5,300	Mitsubishi Electric Corp.	52,517	0.0
2,000	NGK Insulators Ltd.	25,355	0.0
1,000	Nihon M&A Center Holdings, Inc.	12,305	0.0
1,876	nVent Electric PLC	72,170	0.0
1,076	Owens Corning, Inc.	91,783	0.0
1,821	Parker Hannifin Corp.	529,911	0.2
4,325	Pentair PLC	194,538	0.1
2,500	Recruit Holdings Co. Ltd.	78,255	0.0
2,568	Regal Rexnord Corp.	308,109	0.1
1,441	Robert Half International, Inc.	106,389	0.1
28	Rockwell Automation, Inc.	7,212	0.0
347 (1)	RXO, Inc.	5,968	0.0
446	Ryder System, Inc.	37,272	0.0
541 (1)	Saia, Inc.	113,437	0.1
2,300	Secom Co., Ltd.	131,233	0.1
2,148	Sensata Technologies Holding PLC	86,736	0.0
1,818	Siemens AG	250,613	0.1
27,800 (3)	Singapore Airlines Ltd.	114,783	0.1
28,000	SITC International Holdings Co. Ltd.	62,060	0.0
1,747	SKF AB - B Shares	26,683	0.0
5,709	Smiths Group PLC	109,568	0.1
4,389 (1)	Southwest Airlines Co.	147,778	0.1
279 (1)	SunPower Corp.	5,030	0.0
240 (1)	Sunrun, Inc.	5,765	0.0
1,039	Terex Corp.	44,386	0.0
85	Tetra Tech, Inc.	12,341	0.0
1,670	Textron, Inc.	118,236	0.1
1,085	Timken Co.	76,677	0.0
122	Toro Co.	13,810	0.0
600	Toyota Industries Corp.	32,595	0.0
485	Trane Technologies PLC	81,524	0.0
290 (1)	Trex Co., Inc.	12,276	0.0
6,753	U-Haul Holding Co.	406,463	0.2
1,261 (1)	United Rentals, Inc.	448,185	0.2
1,985 (1)	Univar Solutions, Inc.	63,123	0.0
7,252	Volvo AB - B Shares	130,997	0.1
57	Watsco, Inc.	14,216	0.0
793	Watts Water Technologies, Inc.	115,960	0.1
3,976	Westinghouse Air Brake Technologies Corp.	396,844	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
221 (1)	WillScot Mobile Mini Holdings Corp.	$9,983	0.0
524	Wolters Kluwer NV	54,829	0.0
581	Woodward, Inc.	56,130	0.0
399	WW Grainger, Inc.	221,944	0.1
516 (3)	ZIM Integrated Shipping Services Ltd.	8,870	0.0
		12,093,989	4.1
	Information Technology: 9.3%
2,714	Accenture PLC	724,204	0.3
1,742 (1)	ACI Worldwide, Inc.	40,066	0.0
2,086 (1)	Adobe, Inc.	702,002	0.3
34 (1)(2)	Adyen NV	47,200	0.0
7,849 (1)	Allegro MicroSystems, Inc.	235,627	0.1
6,486	Amdocs Ltd.	589,577	0.2
38,853	Apple, Inc.	5,048,170	1.7
5,474	Applied Materials, Inc.	533,058	0.2
625 (1)	Arrow Electronics, Inc.	65,356	0.0
269	ASM International NV	68,254	0.0
501	ASML Holding NV	273,170	0.1
78 (1)	Aspen Technology, Inc.	16,021	0.0
790 (1)	Autodesk, Inc.	147,627	0.1
2,407	Automatic Data Processing, Inc.	574,936	0.2
1,381	Avnet, Inc.	57,422	0.0
81	Broadcom, Inc.	45,290	0.0
720 (1)	Cadence Design Systems, Inc.	115,661	0.0
1,342 (1)	Calix, Inc.	91,833	0.0
712	Capgemini SE	119,029	0.1
1,014 (1)	Check Point Software Technologies	127,926	0.1
117 (1)	Ciena Corp.	5,965	0.0
224 (1)	Cirrus Logic, Inc.	16,684	0.0
21,736	Cisco Systems, Inc.	1,035,503	0.4
882	Cognex Corp.	41,551	0.0
7,188	Cognizant Technology Solutions Corp.	411,082	0.2
841 (1)	Coherent Corp.	29,519	0.0
124 (1)	Commvault Systems, Inc.	7,792	0.0
1,064	Computershare Ltd.	18,744	0.0
131	Concentrix Corp.	17,444	0.0
257 (1)	CyberArk Software Ltd.	33,320	0.0
503	Dassault Systemes SE	18,088	0.0
13,938 (1)	Dropbox, Inc.	311,932	0.1
1,121 (1)	Dynatrace, Inc.	42,934	0.0
823	Edenred	44,792	0.0
135 (1)	EPAM Systems, Inc.	44,245	0.0
68 (1)	Euronet Worldwide, Inc.	6,418	0.0
208 (1)	ExlService Holdings, Inc.	35,241	0.0
2,496 (1)	F5, Inc.	358,201	0.1
97 (1)	Fair Isaac Corp.	58,062	0.0
7,047	Genpact Ltd.	326,417	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
3,242	Halma PLC	$77,208	0.1
400	Hirose Electric Co., Ltd.	50,169	0.0
361 (1)	HubSpot, Inc.	104,376	0.0
83	Jabil, Inc.	5,661	0.0
2,009	Jack Henry & Associates, Inc.	352,700	0.1
6,925	Juniper Networks, Inc.	221,323	0.1
3,287 (1)	Keysight Technologies, Inc.	562,307	0.2
1,193	KLA Corp.	449,797	0.2
577	Lam Research Corp.	242,513	0.1
1,216 (1)	Lattice Semiconductor Corp.	78,894	0.0
498 (1)	Lumentum Holdings, Inc.	25,981	0.0
448 (1)	MACOM Technology Solutions Holdings, Inc.	28,215	0.0
1,693	Mastercard, Inc. - Class A	588,707	0.2
733	MAXIMUS, Inc.	53,751	0.0
18,442	Microsoft Corp.	4,422,760	1.5
317	MKS Instruments, Inc.	26,859	0.0
695	Monolithic Power Systems, Inc.	245,759	0.1
1,324	National Instruments Corp.	48,856	0.0
300	NEC Corp.	10,521	0.0
1,440	NetApp, Inc.	86,486	0.0
6,506	Nokia OYJ - Finland	30,225	0.0
8,579	Nvidia Corp.	1,253,735	0.4
9,449 (1)	Palantir Technologies, Inc.	60,663	0.0
2,006 (1)	Palo Alto Networks, Inc.	279,917	0.1
1,048 (1)	Paycom Software, Inc.	325,205	0.1
300 (1)	Paylocity Holding Corp.	58,278	0.0
2,557 (1)	PayPal Holdings, Inc.	182,110	0.1
11,923 (1)	Pure Storage, Inc. - Class A	319,059	0.1
3,762	Qualcomm, Inc.	413,594	0.2
2,425 (1)	Qualys, Inc.	272,158	0.1
4,500 (1)	Renesas Electronics Corp.	39,772	0.0
1,400	Rohm Co., Ltd.	100,365	0.1
4,604 (1)	Salesforce, Inc.	610,444	0.2
105	SAP SE	10,840	0.0
1,244 (1)	ServiceNow, Inc.	483,008	0.2
2,600	Shimadzu Corp.	73,606	0.0
142 (1)	Silicon Laboratories, Inc.	19,265	0.0
251 (1)	SolarEdge Technologies, Inc.	71,101	0.0
141 (1)	Synaptics, Inc.	13,418	0.0
10,416	Telefonaktiebolaget LM Ericsson	61,032	0.0
2,425	Teradyne, Inc.	211,824	0.1
13,537	The Sage Group PLC	121,897	0.1
2,940	Universal Display Corp.	317,638	0.1
5,400	Venture Corp. Ltd.	68,829	0.0
5,127	Visa, Inc. - Class A	1,065,186	0.4
1,481	WiseTech Global Ltd.	50,935	0.0
431 (1)	Wix.com Ltd.	33,114	0.0
209 (1)	Wolfspeed, Inc.	14,429	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
1,586 (1)	Workday, Inc.	$265,385	0.1
874 (1)	Xero Ltd.	41,676	0.0
900	Yokogawa Electric Corp.	14,284	0.0
		27,052,198	9.3
	Materials: 1.6%
127	Air Liquide SA	18,026	0.0
800	Air Products & Chemicals, Inc.	246,608	0.1
1,061	Alcoa Corp.	48,244	0.0
3,000	Anglo American PLC	117,480	0.1
127	Aptargroup, Inc.	13,967	0.0
832	ArcelorMittal SA	21,950	0.0
504	Arkema SA	45,332	0.0
549	Ashland, Inc.	59,034	0.0
1,335	Avient Corp.	45,070	0.0
1,952	BASF SE	96,113	0.0
182	Berry Global Group, Inc.	10,998	0.0
7,484	BHP Group Ltd. Australian	231,832	0.1
4,506	BlueScope Steel Ltd.	51,356	0.0
1,114 (1)	Cleveland-Cliffs, Inc.	17,946	0.0
3,810	CRH PLC	151,524	0.1
2,784	Dow, Inc.	140,286	0.1
401	Eagle Materials, Inc.	53,273	0.0
1,959	Ecolab, Inc.	285,152	0.1
2,292	FMC Corp.	286,042	0.1
2,343	Freeport-McMoRan, Inc.	89,034	0.0
10	Givaudan	30,629	0.0
1,814	HeidelbergCement AG	102,790	0.1
2,503	Holcim AG	129,564	0.1
6,398	IGO Ltd.	58,525	0.0
1,749 (1)	Ingevity Corp.	123,200	0.1
1,143	Linde PLC	372,824	0.1
864	Louisiana-Pacific Corp.	51,149	0.0
205 (1)	MP Materials Corp.	4,977	0.0
1,000	Nippon Sanso Holdings Corp.	14,485	0.0
1,600	Nissan Chemical Corp.	69,772	0.0
1,700	Nitto Denko Corp.	97,911	0.0
838	Nucor Corp.	110,457	0.1
812	Reliance Steel & Aluminum Co.	164,381	0.1
2,672	Rio Tinto Ltd.	210,889	0.1
257	Royal Gold, Inc.	28,969	0.0
873	RPM International, Inc.	85,074	0.0
479	Sealed Air Corp.	23,892	0.0
307	Sherwin-Williams Co.	72,860	0.0
403	Sika AG	96,882	0.0
1,903	Smurfit Kappa PLC	70,526	0.0
7,358	South32 Ltd. - AUD	20,173	0.0
441	Steel Dynamics, Inc.	43,086	0.0
22,100	Sumitomo Chemical Co., Ltd.	79,242	0.0
268	Symrise AG	29,106	0.0
2,112	United States Steel Corp.	52,906	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
247	Valvoline, Inc.	$8,064	0.0
11,243	WestRock Co.	395,304	0.2
		4,576,904	1.6
	Real Estate: 1.3%
9,306	British Land Co. PLC	44,183	0.0
734	Brixmor Property Group, Inc.	16,640	0.0
4,575 (1)	CBRE Group, Inc.	352,092	0.1
5,500	CK Asset Holdings Ltd.	33,732	0.0
510	Cousins Properties, Inc.	12,898	0.0
1,038	Crown Castle, Inc.	140,794	0.1
2,247	CubeSmart	90,442	0.0
4,400	Daiwa House Industry Co., Ltd.	101,360	0.1
13,941	Dexus	73,191	0.0
2,039	Digital Realty Trust, Inc.	204,451	0.1
48	EastGroup Properties, Inc.	7,107	0.0
1,557	First Industrial Realty Trust, Inc.	75,141	0.0
117	Gecina S.A.	11,920	0.0
10,705	Highwoods Properties, Inc.	299,526	0.1
6,622	Host Hotels & Resorts, Inc.	106,283	0.0
1,175	Independence Realty Trust, Inc.	19,810	0.0
4,752	Iron Mountain, Inc.	236,887	0.1
441 (1)	Jones Lang LaSalle, Inc.	70,282	0.0
8,619	Kilroy Realty Corp.	333,297	0.1
1,529	Kite Realty Group Trust	32,185	0.0
1,716	Lamar Advertising Co.	161,990	0.1
432	Life Storage, Inc.	42,552	0.0
1,030	Mid-America Apartment Communities, Inc.	161,700	0.1
1,700	Mitsubishi Estate Co., Ltd.	22,021	0.0
1,100	Mitsui Fudosan Co., Ltd.	20,105	0.0
1,984	National Retail Properties, Inc.	90,788	0.0
863	National Storage Affiliates Trust	31,172	0.0
5,000	Nomura Real Estate Holdings, Inc.	106,914	0.1
4,243	Physicians Realty Trust	61,396	0.0
6,164	ProLogis, Inc.	694,868	0.3
110	Rexford Industrial Realty, Inc.	6,010	0.0
9,374	Segro PLC	86,356	0.0
140	Spirit Realty Capital, Inc.	5,590	0.0
		3,753,683	1.3
	Utilities: 1.3%
3,636	Atmos Energy Corp.	407,487	0.1
760	Black Hills Corp.	53,459	0.0
1,050	Consolidated Edison, Inc.	100,076	0.0
1,281	DTE Energy Co.	150,556	0.1
8,054	E.ON AG	80,073	0.0
3,899	Edison International	248,054	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
1,921	EDP - Energias de Portugal SA	$9,576	0.0
23,145	Enel S.p.A.	124,477	0.1
3,577	Engie SA	51,173	0.0
158	Essential Utilities, Inc.	7,541	0.0
7,174	National Fuel Gas Co.	454,114	0.2
3,577	NextEra Energy, Inc.	299,037	0.1
12,153	NiSource, Inc.	333,235	0.1
751	OGE Energy Corp.	29,702	0.0
3,566	ONE Gas, Inc.	270,018	0.1
4,138	Origin Energy Ltd.	21,658	0.0
20,000	Power Assets Holdings Ltd.	109,309	0.0
2,356	PPL Corp.	68,842	0.0
2,534	Red Electrica Corp. SA	44,061	0.0
4,663	Sempra Energy	720,620	0.3
24,037	Snam SpA	116,551	0.1
578	Southwest Gas Holdings, Inc.	35,767	0.0
932	SSE PLC	19,168	0.0
5,300	Tokyo Gas Co., Ltd.	103,773	0.0
677	UGI Corp.	25,096	0.0
3,321	Vistra Corp.	77,047	0.0
		3,960,470	1.3
	Total Common Stock (Cost $114,509,607)	118,637,728	40.6
EXCHANGE-TRADED FUNDS: 23.7%
56,288	iShares 20+ Year Treasury Bond ETF	5,604,033	1.9
145,349	iShares Core S&P 500 ETF	55,844,539	19.1
466	iShares Core S&P Mid-Cap ETF	112,721	0.1
45,775	iShares Core U.S. Aggregate Bond ETF	4,439,717	1.5
1,209	iShares MSCI EAFE ETF	79,359	0.0
56,346	Schwab U.S. TIPS ETF	2,918,159	1.0
490	SPDR S&P 500 ETF Trust	187,391	0.1
	Total Exchange-Traded Funds (Cost $72,173,672)	69,185,919	23.7
MUTUAL FUNDS: 8.0%
	Affiliated Investment Companies: 8.0%
553,496	Voya High Yield Bond Fund - Class P	3,636,470	1.2
1,203,921	Voya Short Term Bond Fund - Class R6	11,088,112	3.8
87,717 (1)	Voya Small Cap Growth Fund - Class R6	2,888,514	1.0
457,988	Voya Small Company Fund - Class R6	5,857,662	2.0
	Total Mutual Funds (Cost $25,008,970)	23,470,758	8.0
PREFERRED STOCK: 0.0%
	Consumer Discretionary: 0.0%
874	Porsche AG	47,664	0.0
Shares		Value	Percentage of Net Assets
PREFERRED STOCK (continued)
	Consumer Discretionary (continued)
637	Volkswagen AG	$79,020	0.0
	Total Preferred Stock (Cost $209,324)	126,684	0.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 7.5%
	Basic Materials: 0.1%
10,000 (2)	Anglo American Capital PLC, 3.625%, 09/11/2024	9,682	0.0
12,000 (2)	Anglo American Capital PLC, 5.625%, 04/01/2030	11,942	0.0
55,000	Dow Chemical Co., 4.375%, 11/15/2042	45,778	0.1
17,000 (3)	Dow Chemical Co/The, 6.300%, 03/15/2033	17,939	0.0
18,000	Dow Chemical Co/The, 6.900%, 05/15/2053	19,652	0.0
31,000	Mosaic Co/The, 5.450%, 11/15/2033	30,248	0.0
7,000	Rio Tinto Finance USA Ltd., 2.750%, 11/02/2051	4,664	0.0
21,000	Steel Dynamics, Inc., 1.650%, 10/15/2027	17,632	0.0
15,000	Steel Dynamics, Inc., 2.400%, 06/15/2025	14,079	0.0
19,000	Teck Resources Ltd., 5.400%, 02/01/2043	16,957	0.0
		188,573	0.1
	Communications: 0.7%
56,000	Amazon.com, Inc., 2.100%, 05/12/2031	45,875	0.0
131,000	Amazon.com, Inc., 2.875%, 05/12/2041	98,272	0.1
40,000 (3)	Amazon.com, Inc., 3.600%, 04/13/2032	36,723	0.0
19,000	Amazon.com, Inc., 3.950%, 04/13/2052	15,831	0.0
31,000	Amazon.com, Inc., 4.100%, 04/13/2062	25,770	0.0
37,000	Amazon.com, Inc., 4.550%, 12/01/2027	36,945	0.0
49,000	Amazon.com, Inc., 4.700%, 12/01/2032	48,661	0.0
42,000	AT&T, Inc., 2.550%, 12/01/2033	32,401	0.0
120,000	AT&T, Inc., 3.500%, 06/01/2041	89,956	0.1
8,000	AT&T, Inc., 3.550%, 09/15/2055	5,374	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
73,000	AT&T, Inc., 3.650%, 09/15/2059	$49,198	0.0
10,000	AT&T, Inc., 4.500%, 05/15/2035	9,126	0.0
21,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	16,941	0.0
25,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.850%, 04/01/2061	14,547	0.0
14,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.900%, 06/01/2052	8,841	0.0
6,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.800%, 03/01/2050	4,379	0.0
35,000	Comcast Corp., 2.650%, 02/01/2030	30,359	0.0
32,000	Comcast Corp., 2.887%, 11/01/2051	20,696	0.0
87,000	Comcast Corp., 3.900%, 03/01/2038	75,318	0.0
78,000	Comcast Corp., 3.950%, 10/15/2025	76,469	0.1
40,000	Comcast Corp., 3.999%, 11/01/2049	31,761	0.0
20,000	Comcast Corp., 5.350%, 11/15/2027	20,461	0.0
33,000	Comcast Corp., 5.500%, 11/15/2032	34,516	0.0
13,000	Corning, Inc., 5.450%, 11/15/2079	11,293	0.0
56,000	Discovery Communications LLC, 4.000%, 09/15/2055	33,846	0.0
73,000	Fox Corp., 3.500%, 04/08/2030	64,847	0.0
9,000	Interpublic Group of Cos., Inc., 4.200%, 04/15/2024	8,837	0.0
26,000	Meta Platforms, Inc., 3.500%, 08/15/2027	24,276	0.0
70,000	Meta Platforms, Inc., 3.850%, 08/15/2032	61,796	0.0
45,000	Meta Platforms, Inc., 4.450%, 08/15/2052	35,993	0.0
71,000	Meta Platforms, Inc., 4.650%, 08/15/2062	57,343	0.0
200,000 (2)	NBN Co. Ltd., 1.625%, 01/08/2027	172,907	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
22,000	Paramount Global, 4.375%, 03/15/2043	$15,223	0.0
49,000 (3)	Paramount Global, 4.950%, 05/19/2050	35,834	0.0
5,000	Paramount Global, 5.250%, 04/01/2044	3,860	0.0
19,000	Paramount Global, 5.850%, 09/01/2043	15,850	0.0
15,000 (2)	Rogers Communications, Inc., 3.800%, 03/15/2032	12,985	0.0
12,000 (2)	Rogers Communications, Inc., 4.550%, 03/15/2052	9,359	0.0
28,000	Time Warner Cable LLC, 5.500%, 09/01/2041	23,342	0.0
25,000	Time Warner Cable LLC, 5.875%, 11/15/2040	21,876	0.0
143,000	T-Mobile USA, Inc., 2.050%, 02/15/2028	123,056	0.1
20,000	T-Mobile USA, Inc., 2.625%, 02/15/2029	16,958	0.0
17,000	T-Mobile USA, Inc., 3.500%, 04/15/2031	14,717	0.0
284,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	257,918	0.1
2,000	T-Mobile USA, Inc., 4.500%, 04/15/2050	1,654	0.0
97,000	Verizon Communications, Inc., 2.355%, 03/15/2032	77,149	0.1
10,000	Verizon Communications, Inc., 2.987%, 10/30/2056	6,145	0.0
18,000	Verizon Communications, Inc., 3.400%, 03/22/2041	13,605	0.0
38,000	Verizon Communications, Inc., 3.700%, 03/22/2061	26,693	0.0
5,000	Verizon Communications, Inc., 4.400%, 11/01/2034	4,609	0.0
4,000	Verizon Communications, Inc., 4.750%, 11/01/2041	3,665	0.0
80,000	Verizon Communications, Inc., 4.812%, 03/15/2039	73,613	0.0
31,000	Vodafone Group PLC, 4.375%, 02/19/2043	24,945	0.0
13,000	Vodafone Group PLC, 5.125%, 06/19/2059	11,184	0.0
		2,093,798	0.7
	Consumer, Cyclical: 0.3%
1,686 (2)	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.800%, 02/15/2029	1,608	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
3,460	American Airlines 2015-2 Class AA Pass Through Trust, 3.600%, 03/22/2029	$3,111	0.0
2,143	American Airlines 2016-1 Class AA Pass Through Trust, 3.575%, 07/15/2029	1,917	0.0
1,439	American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	1,251	0.0
8,321	American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	7,203	0.0
10,063	Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	8,560	0.0
8,000 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	7,532	0.0
17,000 (3)	General Motors Co., 6.125%, 10/01/2025	17,319	0.0
95,000	General Motors Financial Co., Inc., 2.350%, 02/26/2027	83,098	0.1
25,000	General Motors Financial Co., Inc., 3.950%, 04/13/2024	24,520	0.0
25,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	23,791	0.0
56,000	General Motors Financial Co., Inc., 5.000%, 04/09/2027	54,331	0.0
21,000	Hasbro, Inc., 3.000%, 11/19/2024	20,191	0.0
19,000	Hasbro, Inc., 3.550%, 11/19/2026	17,843	0.0
37,000	Home Depot, Inc./The, 4.500%, 09/15/2032	36,244	0.0
49,000	Home Depot, Inc./The, 4.950%, 09/15/2052	47,332	0.0
32,000	Lowe’s Cos, Inc., 4.250%, 04/01/2052	25,530	0.0
19,000	Lowe’s Cos, Inc., 4.450%, 04/01/2062	14,869	0.0
24,299 (2)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	24,212	0.0
20,000	Target Corp., 2.950%, 01/15/2052	13,814	0.0
39,000	Target Corp., 4.500%, 09/15/2032	37,974	0.0
16,000	Toyota Motor Credit Corp., 1.900%, 01/13/2027	14,300	0.0
21,000 (3)	Toyota Motor Credit Corp., 4.450%, 06/29/2029	20,608	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
53,000	Toyota Motor Credit Corp., 4.550%, 09/20/2027	$52,361	0.0
12,778	United Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	12,384	0.0
10,007	United Airlines 2014-1 Class A Pass Through Trust, 4.000%, 10/11/2027	9,312	0.0
12,507	United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/2030	10,130	0.0
83,869	United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	71,499	0.0
14,941	United Airlines 2019-2 Class A Pass Through Trust, 2.900%, 11/01/2029	12,023	0.0
110,654	United Airlines 2020-1 Class A Pass Through Trust, 5.875%, 04/15/2029	109,252	0.1
51,470	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	49,831	0.0
27,000	Walmart, Inc., 4.500%, 09/09/2052	25,854	0.0
96,000 (2)	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	86,587	0.1
17,000 (2)	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	13,067	0.0
14,000 (2)	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	10,232	0.0
		969,690	0.3
	Consumer, Non-cyclical: 1.2%
28,000	AbbVie, Inc., 2.600%, 11/21/2024	26,807	0.0
12,000	AbbVie, Inc., 4.050%, 11/21/2039	10,322	0.0
54,000	AbbVie, Inc., 4.300%, 05/14/2036	48,826	0.0
33,000	AbbVie, Inc., 4.400%, 11/06/2042	28,776	0.0
53,000	AbbVie, Inc., 4.500%, 05/14/2035	49,284	0.0
7,000	AbbVie, Inc., 4.550%, 03/15/2035	6,571	0.0
30,000	AbbVie, Inc., 4.625%, 10/01/2042	26,784	0.0
42,000	Aetna, Inc., 2.800%, 06/15/2023	41,565	0.0
70,000	Aetna, Inc., 4.500%, 05/15/2042	60,729	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
16,000	Aetna, Inc., 6.625%, 06/15/2036	$17,071	0.0
17,000 (2)(3)	Alcon Finance Corp., 5.375%, 12/06/2032	17,140	0.0
32,000	Altria Group, Inc., 2.450%, 02/04/2032	24,219	0.0
69,000	Altria Group, Inc., 3.700%, 02/04/2051	43,475	0.0
9,000	Altria Group, Inc., 4.800%, 02/14/2029	8,655	0.0
20,000	Altria Group, Inc., 5.800%, 02/14/2039	18,519	0.0
72,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	68,272	0.1
175,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	159,970	0.1
15,000	Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	15,034	0.0
78,000	BAT Capital Corp., 2.259%, 03/25/2028	64,863	0.1
11,000	BAT Capital Corp., 2.726%, 03/25/2031	8,608	0.0
17,000	BAT Capital Corp., 3.734%, 09/25/2040	11,599	0.0
25,000	BAT Capital Corp., 4.390%, 08/15/2037	19,519	0.0
61,000	BAT International Finance PLC, 4.448%, 03/16/2028	56,603	0.0
40,000	Baxter International, Inc., 2.272%, 12/01/2028	34,188	0.0
92,000	Bristol-Myers Squibb Co., 3.700%, 03/15/2052	72,045	0.1
30,000	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	26,822	0.0
25,000 (2)	Cargill, Inc., 2.125%, 04/23/2030	20,641	0.0
42,000 (2)	Cargill, Inc., 2.125%, 11/10/2031	33,264	0.0
22,000 (2)	Cargill, Inc., 3.125%, 05/25/2051	15,260	0.0
22,000 (2)	Cargill, Inc., 4.375%, 04/22/2052	19,193	0.0
13,000 (2)	Cargill, Inc., 5.125%, 10/11/2032	13,064	0.0
64,000	Centene Corp., 3.000%, 10/15/2030	52,608	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
44,000	Cigna Corp., 3.400%, 03/15/2050	$31,388	0.0
150,000	Cigna Corp., 4.375%, 10/15/2028	144,969	0.1
64,000	Cigna Corp., 4.800%, 08/15/2038	59,660	0.0
42,000	Cigna Corp., 4.900%, 12/15/2048	38,064	0.0
52,000 (2)	CSL Finance PLC, 4.250%, 04/27/2032	49,113	0.0
23,000 (2)	CSL Finance PLC, 4.625%, 04/27/2042	20,608	0.0
40,000 (2)	CSL Finance PLC, 4.750%, 04/27/2052	36,357	0.0
17,000 (2)	CSL Finance PLC, 4.950%, 04/27/2062	15,137	0.0
30,000	CVS Health Corp., 2.700%, 08/21/2040	20,838	0.0
5,000	CVS Health Corp., 3.875%, 07/20/2025	4,884	0.0
7,000	CVS Health Corp., 4.125%, 04/01/2040	5,853	0.0
5,000	CVS Health Corp., 4.780%, 03/25/2038	4,575	0.0
45,000	CVS Health Corp., 5.050%, 03/25/2048	40,619	0.0
9,000	CVS Health Corp., 5.125%, 07/20/2045	8,247	0.0
101,000	Global Payments, Inc., 2.650%, 02/15/2025	95,105	0.1
54,000	Global Payments, Inc., 3.200%, 08/15/2029	46,014	0.0
18,000	Global Payments, Inc., 5.950%, 08/15/2052	16,364	0.0
16,000	HCA, Inc., 2.375%, 07/15/2031	12,494	0.0
27,000 (2)	HCA, Inc., 3.125%, 03/15/2027	24,587	0.0
15,000	HCA, Inc., 3.500%, 09/01/2030	12,972	0.0
177,000	HCA, Inc., 4.125%, 06/15/2029	161,955	0.1
38,000 (2)	HCA, Inc., 4.375%, 03/15/2042	30,423	0.0
200,000	HCA, Inc., 4.500%, 02/15/2027	193,053	0.1
22,000	HCA, Inc., 5.250%, 04/15/2025	21,891	0.0
18,000 (2)	Health Care Service Corp. A Mutual Legal Reserve Co., 1.500%, 06/01/2025	16,554	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
180,000	Humana, Inc., 1.350%, 02/03/2027	$155,880	0.1
8,000	Humana, Inc., 3.125%, 08/15/2029	7,029	0.0
35,000	Humana, Inc., 4.500%, 04/01/2025	34,606	0.0
16,000	Humana, Inc., 5.750%, 03/01/2028	16,366	0.0
28,000	Johnson & Johnson, 3.625%, 03/03/2037	24,987	0.0
75,000 (2)	Mars, Inc., 2.375%, 07/16/2040	51,101	0.0
30,000 (2)	Mars, Inc., 3.875%, 04/01/2039	25,584	0.0
15,000	Merck & Co., Inc., 2.750%, 12/10/2051	10,095	0.0
25,000	Mylan, Inc., 5.200%, 04/15/2048	18,712	0.0
12,000	PayPal Holdings, Inc., 2.300%, 06/01/2030	9,885	0.0
54,000 (3)	PayPal Holdings, Inc., 4.400%, 06/01/2032	50,986	0.0
109,000	PayPal Holdings, Inc., 5.250%, 06/01/2062	99,657	0.1
22,000	Reynolds American, Inc., 5.700%, 08/15/2035	19,931	0.0
22,000	Reynolds American, Inc., 5.850%, 08/15/2045	18,830	0.0
6,000	Reynolds American, Inc., 6.150%, 09/15/2043	5,376	0.0
11,000	Royalty Pharma PLC, 1.200%, 09/02/2025	9,855	0.0
14,000	Royalty Pharma PLC, 1.750%, 09/02/2027	11,871	0.0
17,000 (3)	S&P Global, Inc., 1.250%, 08/15/2030	13,113	0.0
54,000 (2)	S&P Global, Inc., 2.700%, 03/01/2029	47,642	0.0
65,000 (2)	S&P Global, Inc., 2.900%, 03/01/2032	55,623	0.0
60,000 (2)	S&P Global, Inc., 3.700%, 03/01/2052	46,610	0.0
18,000 (3)	Thermo Fisher Scientific, Inc., 4.800%, 11/21/2027	18,090	0.0
120,000 (2)	Triton Container International Ltd., 2.050%, 04/15/2026	104,345	0.1
16,000 (2)	Triton Container International Ltd., 3.150%, 06/15/2031	12,471	0.0
15,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	10,941	0.0
4,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	3,022	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
19,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	$15,606	0.0
19,000	UnitedHealth Group, Inc., 3.750%, 10/15/2047	15,202	0.0
16,000	UnitedHealth Group, Inc., 4.750%, 05/15/2052	14,862	0.0
54,000	UnitedHealth Group, Inc., 5.300%, 02/15/2030	55,778	0.0
40,000	UnitedHealth Group, Inc., 5.350%, 02/15/2033	41,399	0.0
30,000	UnitedHealth Group, Inc., 5.875%, 02/15/2053	32,590	0.0
29,000	UnitedHealth Group, Inc., 6.050%, 02/15/2063	31,678	0.0
23,000	Utah Acquisition Sub, Inc., 5.250%, 06/15/2046	17,477	0.0
70,000	Viatris, Inc., 2.700%, 06/22/2030	54,877	0.0
80,000	Viatris, Inc., 3.850%, 06/22/2040	53,893	0.0
11,000	Viatris, Inc., 4.000%, 06/22/2050	6,815	0.0
		3,454,805	1.2
	Energy: 0.7%
18,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 2.061%, 12/15/2026	16,158	0.0
17,000	BP Capital Markets America, Inc., 1.749%, 08/10/2030	13,592	0.0
15,000	BP Capital Markets America, Inc., 2.939%, 06/04/2051	9,945	0.0
26,000 (4)	BP Capital Markets PLC, 4.875%, 12/31/2199	22,831	0.0
10,000	Canadian Natural Resources Ltd., 6.750%, 02/01/2039	10,386	0.0
21,000	Cenovus Energy, Inc., 5.400%, 06/15/2047	18,884	0.0
134,000	Coterra Energy, Inc., 3.900%, 05/15/2027	125,324	0.1
5,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	4,398	0.0
46,000	Diamondback Energy, Inc., 6.250%, 03/15/2033	46,832	0.0
42,000	Diamondback Energy, Inc., 6.250%, 03/15/2053	40,812	0.0
200,000	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	187,964	0.1
38,000 (4)	Enbridge, Inc., 5.750%, 07/15/2080	34,455	0.0
34,000 (4)	Enbridge, Inc., 7.375%, 01/15/2083	33,131	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
34,000 (4)	Enbridge, Inc., 7.625%, 01/15/2083	$33,715	0.0
9,000	Energy Transfer L.P., 4.250%, 04/01/2024	8,842	0.0
3,000	Energy Transfer L.P., 4.900%, 03/15/2035	2,682	0.0
43,000	Energy Transfer L.P., 5.300%, 04/01/2044	36,484	0.0
112,000	Energy Transfer L.P., 5.300%, 04/15/2047	93,732	0.1
99,000	Energy Transfer L.P., 5.750%, 02/15/2033	97,048	0.1
55,000	Energy Transfer L.P., 5.800%, 06/15/2038	50,560	0.0
25,000 (3)	Enterprise Products Operating LLC, 3.750%, 02/15/2025	24,328	0.0
26,000 (4)	Enterprise Products Operating LLC, 7.630%, 08/16/2077	23,567	0.0
69,000	Kinder Morgan, Inc., 3.600%, 02/15/2051	47,827	0.0
18,000	Kinder Morgan, Inc., 5.550%, 06/01/2045	16,497	0.0
17,000	Marathon Petroleum Corp., 4.750%, 09/15/2044	14,270	0.0
17,000	Marathon Petroleum Corp., 5.000%, 09/15/2054	14,274	0.0
23,000	Marathon Petroleum Corp., 5.125%, 12/15/2026	22,891	0.0
20,000	MPLX L.P., 1.750%, 03/01/2026	17,850	0.0
49,000	MPLX L.P., 2.650%, 08/15/2030	39,820	0.0
55,000	MPLX L.P., 4.000%, 03/15/2028	51,254	0.0
5,000	MPLX L.P., 4.700%, 04/15/2048	3,968	0.0
7,000	MPLX L.P., 5.200%, 03/01/2047	5,973	0.0
14,000	MPLX L.P., 5.200%, 12/01/2047	11,974	0.0
17,000	MPLX L.P., 5.500%, 02/15/2049	15,022	0.0
16,000 (2)	Northern Natural Gas Co., 3.400%, 10/16/2051	10,861	0.0
9,000	ONEOK Partners L.P., 6.125%, 02/01/2041	8,528	0.0
24,000	ONEOK Partners L.P., 6.200%, 09/15/2043	22,894	0.0
8,000	ONEOK, Inc., 3.100%, 03/15/2030	6,722	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
10,000	ONEOK, Inc., 5.850%, 01/15/2026	$10,131	0.0
200,000 (2)	Petroleos del Peru SA, 4.750%, 06/19/2032	154,940	0.1
235,000	Petroleos Mexicanos, 6.700%, 02/16/2032	184,993	0.1
10,000	Phillips 66, 0.900%, 02/15/2024	9,562	0.0
16,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.550%, 12/15/2029	13,908	0.0
17,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.800%, 09/15/2030	14,814	0.0
50,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	48,979	0.0
73,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.900%, 02/15/2045	56,837	0.0
17,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	16,010	0.0
16,000	Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	15,713	0.0
92,000 (2)	Santos Finance Ltd., 3.649%, 04/29/2031	73,213	0.1
63,000 (3)	Shell International Finance BV, 3.875%, 11/13/2028	60,800	0.0
32,000	Shell International Finance BV, 4.125%, 05/11/2035	29,786	0.0
13,000	Targa Resources Corp., 6.250%, 07/01/2052	12,335	0.0
41,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	37,076	0.0
30,000	Williams Cos, Inc./The, 4.000%, 09/15/2025	29,191	0.0
19,000	Williams Cos, Inc./The, 5.400%, 03/04/2044	17,314	0.0
		2,031,897	0.7
	Financial: 2.5%
2,000	Alleghany Corp., 3.250%, 08/15/2051	1,417	0.0
18,000	Alleghany Corp., 3.625%, 05/15/2030	16,738	0.0
2,000	Alleghany Corp., 4.900%, 09/15/2044	1,843	0.0
43,000 (4)	American Express Co., 4.420%, 08/03/2033	40,749	0.0
163,000	American Homes 4 Rent L.P., 2.375%, 07/15/2031	126,151	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
27,000	American Homes 4 Rent L.P., 3.625%, 04/15/2032	$22,784	0.0
17,000	American Homes 4 Rent L.P., 4.300%, 04/15/2052	12,535	0.0
4,000	American International Group, Inc., 3.900%, 04/01/2026	3,880	0.0
27,000 (2)	Antares Holdings L.P., 2.750%, 01/15/2027	21,663	0.0
40,000	Assurant, Inc., 3.700%, 02/22/2030	33,962	0.0
22,000	Athene Holding Ltd., 6.650%, 02/01/2033	21,821	0.0
26,000	AvalonBay Communities, Inc., 5.000%, 02/15/2033	25,666	0.0
21,000 (2)	Aviation Capital Group LLC, 1.950%, 09/20/2026	17,816	0.0
4,000 (2)	Aviation Capital Group LLC, 3.500%, 11/01/2027	3,500	0.0
8,000 (2)(3)	Aviation Capital Group LLC, 3.875%, 05/01/2023	7,936	0.0
32,000 (2)	Aviation Capital Group LLC, 5.500%, 12/15/2024	31,458	0.0
25,000 (2)	Avolon Holdings Funding Ltd., 2.528%, 11/18/2027	20,019	0.0
16,000 (2)	Avolon Holdings Funding Ltd., 2.750%, 02/21/2028	12,868	0.0
34,000 (2)	Avolon Holdings Funding Ltd., 4.250%, 04/15/2026	30,861	0.0
200,000	Banco Santander SA, 2.746%, 05/28/2025	187,356	0.1
79,000 (4)	Bank of America Corp., 0.976%, 04/22/2025	74,106	0.0
36,000 (4)	Bank of America Corp., 1.197%, 10/24/2026	32,041	0.0
63,000 (4)	Bank of America Corp., 1.530%, 12/06/2025	58,150	0.0
248,000 (4)	Bank of America Corp., 1.734%, 07/22/2027	217,582	0.1
20,000 (4)	Bank of America Corp., 1.843%, 02/04/2025	19,184	0.0
40,000 (4)	Bank of America Corp., 2.087%, 06/14/2029	33,730	0.0
42,000 (4)	Bank of America Corp., 2.572%, 10/20/2032	32,999	0.0
22,000 (4)	Bank of America Corp., 2.676%, 06/19/2041	14,879	0.0
333,000 (4)	Bank of America Corp., 2.687%, 04/22/2032	267,327	0.1
80,000 (4)	Bank of America Corp., 3.593%, 07/21/2028	73,773	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
37,000 (4)	Bank of America Corp., 3.846%, 03/08/2037	$30,733	0.0
18,000 (4)	Bank of America Corp., 3.970%, 03/05/2029	16,641	0.0
7,000 (4)	Bank of America Corp., 4.083%, 03/20/2051	5,512	0.0
69,000 (4)	Bank of America Corp., 4.271%, 07/23/2029	64,473	0.0
56,000 (4)	Bank of America Corp., 4.571%, 04/27/2033	51,382	0.0
114,000 (4)	Bank of America Corp., 5.015%, 07/22/2033	108,567	0.1
27,000 (4)	Bank of America Corp., 6.204%, 11/10/2028	27,925	0.0
36,000 (4)	Bank of Montreal, 3.803%, 12/15/2032	31,757	0.0
56,000 (4)	Bank of New York Mellon Corp./The, 5.834%, 10/25/2033	58,230	0.0
128,000 (4)	Bank of Nova Scotia/The, 4.588%, 05/04/2037	109,562	0.1
21,000 (2)	Blackstone Holdings Finance Co. LLC, 1.625%, 08/05/2028	17,131	0.0
19,000 (2)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	14,004	0.0
41,000 (2)	Blackstone Holdings Finance Co. LLC, 2.850%, 08/05/2051	23,974	0.0
30,000 (2)	Blackstone Holdings Finance Co. LLC, 3.200%, 01/30/2052	19,266	0.0
60,000 (2)	Blackstone Holdings Finance Co. LLC, 6.200%, 04/22/2033	60,668	0.0
20,000	Blackstone Private Credit Fund, 4.000%, 01/15/2029	16,536	0.0
206,000 (2)	BPCE SA, 5.700%, 10/22/2023	204,513	0.1
29,000 (4)	Capital One Financial Corp., 1.878%, 11/02/2027	25,294	0.0
29,000 (4)	Capital One Financial Corp., 3.273%, 03/01/2030	24,850	0.0
24,000	CBRE Services, Inc., 2.500%, 04/01/2031	18,974	0.0
77,000	Chubb INA Holdings, Inc., 1.375%, 09/15/2030	59,948	0.0
19,000	CI Financial Corp., 4.100%, 06/15/2051	11,259	0.0
221,000 (4)	Citigroup, Inc., 1.462%, 06/09/2027	191,958	0.1
74,000 (2)	Corebridge Financial, Inc., 3.850%, 04/05/2029	67,553	0.0
46,000 (2)	Corebridge Financial, Inc., 3.900%, 04/05/2032	40,301	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
102,000 (2)(4)	Corebridge Financial, Inc., 6.875%, 12/15/2052	$94,726	0.1
250,000 (2)(4)	Credit Suisse Group AG, 2.193%, 06/05/2026	213,725	0.1
30,000	CubeSmart L.P., 2.250%, 12/15/2028	24,781	0.0
50,000	Essex Portfolio L.P., 3.250%, 05/01/2023	49,627	0.0
11,000	Goldman Sachs Group, Inc., 6.750%, 10/01/2037	11,784	0.0
7,000	Hartford Financial Services Group, Inc./The, 5.950%, 10/15/2036	7,002	0.0
74,000 (2)	Hartford Financial Services Group, Inc./The, 6.731%, (US0003M + 2.125%), 02/12/2067	62,133	0.0
400,000 (4)	HSBC Holdings PLC, 2.099%, 06/04/2026	364,348	0.1
400,000 (4)	HSBC Holdings PLC, 2.633%, 11/07/2025	375,929	0.1
84,000 (2)	Intact Financial Corp., 5.459%, 09/22/2032	83,135	0.0
24,000	Intercontinental Exchange, Inc., 2.650%, 09/15/2040	16,736	0.0
170,000	Intercontinental Exchange, Inc., 4.600%, 03/15/2033	163,070	0.1
70,000	Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	58,011	0.0
55,000 (4)	JPMorgan Chase & Co., 0.969%, 06/23/2025	51,300	0.0
137,000 (4)	JPMorgan Chase & Co., 1.040%, 02/04/2027	119,319	0.1
46,000 (4)	JPMorgan Chase & Co., 1.470%, 09/22/2027	39,884	0.0
41,000 (4)	JPMorgan Chase & Co., 1.578%, 04/22/2027	36,072	0.0
39,000 (4)	JPMorgan Chase & Co., 2.069%, 06/01/2029	32,640	0.0
33,000 (4)	JPMorgan Chase & Co., 2.182%, 06/01/2028	28,904	0.0
168,000 (4)	JPMorgan Chase & Co., 2.545%, 11/08/2032	133,216	0.1
16,000 (4)	JPMorgan Chase & Co., 2.595%, 02/24/2026	15,055	0.0
57,000 (4)	JPMorgan Chase & Co., 2.947%, 02/24/2028	51,644	0.0
70,000 (4)	JPMorgan Chase & Co., 3.797%, 07/23/2024	69,320	0.0
18,000 (4)	JPMorgan Chase & Co., 4.912%, 07/25/2033	17,192	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
130,000 (4)	JPMorgan Chase & Co., 5.717%, 09/14/2033	$127,276	0.1
11,000	Kite Realty Group L.P., 4.000%, 10/01/2026	10,143	0.0
19,000 (2)	Liberty Mutual Group, Inc., 5.500%, 06/15/2052	17,145	0.0
56,000	Main Street Capital Corp., 3.000%, 07/14/2026	48,326	0.0
30,000	Main Street Capital Corp., 5.200%, 05/01/2024	29,586	0.0
35,000 (3)(4)	Morgan Stanley, 0.791%, 01/22/2025	33,126	0.0
54,000 (4)	Morgan Stanley, 1.512%, 07/20/2027	46,926	0.0
103,000 (4)	Morgan Stanley, 1.593%, 05/04/2027	90,475	0.1
234,000 (4)	Morgan Stanley, 2.188%, 04/28/2026	217,649	0.1
56,000 (4)	Morgan Stanley, 2.239%, 07/21/2032	43,097	0.0
18,000 (4)	Morgan Stanley, 2.475%, 01/21/2028	16,019	0.0
29,000 (4)	Morgan Stanley, 2.720%, 07/22/2025	27,742	0.0
32,000 (4)	Morgan Stanley, 2.802%, 01/25/2052	19,839	0.0
18,000 (4)	Morgan Stanley, 3.591%, 07/22/2028	16,539	0.0
45,000 (4)	Morgan Stanley, 3.737%, 04/24/2024	44,762	0.0
112,000	Morgan Stanley, 3.875%, 01/27/2026	108,547	0.1
100,000	Morgan Stanley, 4.000%, 07/23/2025	97,747	0.1
40,000 (4)	Morgan Stanley, 4.457%, 04/22/2039	35,272	0.0
107,000 (4)	Morgan Stanley, 5.297%, 04/20/2037	98,128	0.1
29,000 (4)	Morgan Stanley, 6.296%, 10/18/2028	29,988	0.0
214,000 (4)	Morgan Stanley, 6.342%, 10/18/2033	224,915	0.1
97,000	Northern Trust Corp., 6.125%, 11/02/2032	102,591	0.1
43,000 (2)	Northwestern Mutual Global Funding, 1.700%, 06/01/2028	36,414	0.0
36,000	Old Republic International Corp., 3.850%, 06/11/2051	24,842	0.0
150,000	ORIX Corp., 3.250%, 12/04/2024	144,570	0.1
101,000 (4)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	87,533	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
15,000	Piedmont Operating Partnership L.P., 2.750%, 04/01/2032	$10,536	0.0
30,000	Piedmont Operating Partnership L.P., 4.450%, 03/15/2024	29,488	0.0
19,000	Prologis L.P., 2.250%, 01/15/2032	15,110	0.0
15,000	Public Storage, 1.950%, 11/09/2028	12,824	0.0
8,000	Realty Income Corp., 3.950%, 08/15/2027	7,640	0.0
27,000	Realty Income Corp., 4.875%, 06/01/2026	26,886	0.0
17,000	Sabra Health Care L.P., 3.200%, 12/01/2031	12,688	0.0
11,000	Simon Property Group L.P., 1.750%, 02/01/2028	9,380	0.0
13,000	Simon Property Group L.P., 2.450%, 09/13/2029	10,881	0.0
40,000	Sun Communities Operating L.P., 4.200%, 04/15/2032	35,339	0.0
11,000 (4)	Truist Financial Corp., 1.267%, 03/02/2027	9,758	0.0
200,000 (2)(4)	UBS Group AG, 2.095%, 02/11/2032	151,030	0.1
55,000 (4)	US Bancorp, 5.850%, 10/21/2033	57,275	0.0
7,000	Ventas Realty L.P., 5.700%, 09/30/2043	6,409	0.0
29,000	Visa, Inc., 4.150%, 12/14/2035	27,504	0.0
8,000	Visa, Inc., 4.300%, 12/14/2045	7,346	0.0
18,000 (4)	Wells Fargo & Co., 2.164%, 02/11/2026	16,794	0.0
36,000 (4)	Wells Fargo & Co., 2.393%, 06/02/2028	31,827	0.0
81,000 (4)	Wells Fargo & Co., 2.406%, 10/30/2025	76,656	0.0
14,000 (4)	Wells Fargo & Co., 3.068%, 04/30/2041	10,038	0.0
24,000	XLIT Ltd., 5.500%, 03/31/2045	22,792	0.0
		7,252,756	2.5
	Industrial: 0.3%
31,000	Avnet, Inc., 5.500%, 06/01/2032	28,713	0.0
27,000	Berry Global, Inc., 0.950%, 02/15/2024	25,592	0.0
40,000	Berry Global, Inc., 1.650%, 01/15/2027	34,265	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
22,000	Boeing Co/The, 3.250%, 02/01/2028	$20,017	0.0
36,000	Boeing Co/The, 3.250%, 02/01/2035	27,486	0.0
5,000 (3)	Boeing Co/The, 3.625%, 02/01/2031	4,393	0.0
5,000	Boeing Co/The, 3.850%, 11/01/2048	3,454	0.0
35,000	Boeing Co/The, 4.875%, 05/01/2025	34,764	0.0
34,000	Boeing Co/The, 5.150%, 05/01/2030	33,255	0.0
19,000	Boeing Co/The, 5.805%, 05/01/2050	17,713	0.0
45,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	36,766	0.0
75,000	Burlington Northern Santa Fe LLC, 4.450%, 01/15/2053	67,057	0.1
38,000	CSX Corp., 4.500%, 11/15/2052	33,200	0.0
37,000	FedEx Corp., 3.900%, 02/01/2035	31,578	0.0
18,000	GE Capital Funding LLC, 4.400%, 05/15/2030	16,587	0.0
26,000	John Deere Capital Corp., 3.350%, 04/18/2029	24,082	0.0
25,000	John Deere Capital Corp., 4.350%, 09/15/2032	24,365	0.0
34,000	Lockheed Martin Corp., 5.700%, 11/15/2054	35,847	0.0
16,000	Lockheed Martin Corp., 5.900%, 11/15/2063	17,293	0.0
200,000 (2)	Misc Capital Two Labuan Ltd., 3.750%, 04/06/2027	181,492	0.1
11,000	Norfolk Southern Corp., 4.100%, 05/15/2121	7,661	0.0
24,000 (2)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.200%, 11/15/2025	21,141	0.0
40,000 (2)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.700%, 06/15/2026	35,039	0.0
2,000	Raytheon Technologies Corp., 3.650%, 08/16/2023	1,983	0.0
34,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	31,025	0.0
51,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	46,104	0.0
30,000 (2)	Sealed Air Corp., 1.573%, 10/15/2026	25,944	0.0
76,000	Union Pacific Corp., 3.500%, 02/14/2053	57,462	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
21,000	Union Pacific Corp., 5.150%, 01/20/2063	$20,314	0.0
29,000	Waste Connections, Inc., 4.200%, 01/15/2033	27,024	0.0
		971,616	0.3
	Technology: 0.6%
88,000 (3)	Advanced Micro Devices, Inc., 3.924%, 06/01/2032	82,027	0.1
50,000	Advanced Micro Devices, Inc., 4.393%, 06/01/2052	44,205	0.0
115,000	Apple, Inc., 2.650%, 02/08/2051	76,393	0.1
19,000	Apple, Inc., 2.850%, 08/05/2061	12,316	0.0
21,000 (3)	Apple, Inc., 3.350%, 08/08/2032	19,127	0.0
70,000	Apple, Inc., 3.750%, 09/12/2047	58,505	0.0
121,000	Apple, Inc., 3.950%, 08/08/2052	103,514	0.1
18,000	Apple, Inc., 4.100%, 08/08/2062	15,073	0.0
37,000 (2)	Broadcom, Inc., 4.926%, 05/15/2037	32,410	0.0
25,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	25,535	0.0
20,000	Fiserv, Inc., 2.750%, 07/01/2024	19,332	0.0
80,000 (3)	HP, Inc., 2.650%, 06/17/2031	62,516	0.0
12,000	HP, Inc., 4.000%, 04/15/2029	10,978	0.0
27,000 (3)	HP, Inc., 4.750%, 01/15/2028	26,244	0.0
18,000	Intel Corp., 3.100%, 02/15/2060	11,176	0.0
13,000	Intel Corp., 3.250%, 11/15/2049	8,905	0.0
75,000	Intel Corp., 4.600%, 03/25/2040	68,561	0.0
22,000	Intel Corp., 5.050%, 08/05/2062	19,427	0.0
38,000	International Business Machines Corp., 4.400%, 07/27/2032	36,371	0.0
37,000	International Business Machines Corp., 4.900%, 07/27/2052	33,836	0.0
64,000	KLA Corp., 4.950%, 07/15/2052	59,812	0.0
32,000	KLA Corp., 5.250%, 07/15/2062	30,938	0.0
21,000	Kyndryl Holdings, Inc., 2.050%, 10/15/2026	17,159	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
54,000	Kyndryl Holdings, Inc., 2.700%, 10/15/2028	$40,611	0.0
18,000	Kyndryl Holdings, Inc., 3.150%, 10/15/2031	12,032	0.0
37,000	Microchip Technology, Inc., 2.670%, 09/01/2023	36,320	0.0
79,000	Microsoft Corp., 2.921%, 03/17/2052	56,301	0.0
31,000	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	30,861	0.0
13,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 11/30/2051	8,150	0.0
14,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	12,130	0.0
100,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 4.300%, 06/18/2029	93,445	0.1
70,000	Oracle Corp., 2.300%, 03/25/2028	60,754	0.0
5,000	Oracle Corp., 3.600%, 04/01/2050	3,387	0.0
74,000	Oracle Corp., 3.650%, 03/25/2041	54,905	0.0
27,000	Oracle Corp., 3.800%, 11/15/2037	21,474	0.0
6,000	Oracle Corp., 3.850%, 07/15/2036	4,927	0.0
15,000	Oracle Corp., 3.950%, 03/25/2051	10,752	0.0
110,000	Oracle Corp., 4.300%, 07/08/2034	96,971	0.1
34,000	Oracle Corp., 6.150%, 11/09/2029	35,371	0.0
22,000	Oracle Corp., 6.900%, 11/09/2052	23,665	0.0
8,000 (3)	QUALCOMM, Inc., 5.400%, 05/20/2033	8,356	0.0
63,000	QUALCOMM, Inc., 6.000%, 05/20/2053	67,311	0.0
17,000	Roper Technologies, Inc., 1.400%, 09/15/2027	14,408	0.0
81,000	Salesforce, Inc., 2.700%, 07/15/2041	58,138	0.0
24,000	Texas Instruments, Inc., 3.650%, 08/16/2032	22,325	0.0
31,000	Texas Instruments, Inc., 4.100%, 08/16/2052	27,708	0.0
81,000	VMware, Inc., 1.400%, 08/15/2026	70,715	0.1
		1,745,377	0.6

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: 1.1%
32,000 (2)	AEP Texas, Inc., 3.850%, 10/01/2025	$30,769	0.0
21,000	AES Corp./The, 1.375%, 01/15/2026	18,670	0.0
10,000 (2)	AES Corp./The, 3.950%, 07/15/2030	8,866	0.0
20,000	Alabama Power Co., 3.450%, 10/01/2049	14,502	0.0
74,000 (2)	Alliant Energy Finance LLC, 3.750%, 06/15/2023	73,501	0.1
26,000 (4)	American Electric Power Co., Inc., 3.875%, 02/15/2062	20,287	0.0
25,000 (2)	American Transmission Systems, Inc., 2.650%, 01/15/2032	20,583	0.0
28,000 (2)	American Transmission Systems, Inc., 5.000%, 09/01/2044	25,572	0.0
14,000	Appalachian Power Co., 3.700%, 05/01/2050	10,262	0.0
55,000	Avangrid, Inc., 3.200%, 04/15/2025	52,607	0.0
28,000	Baltimore Gas and Electric Co., 2.250%, 06/15/2031	22,753	0.0
9,000	Black Hills Corp., 3.050%, 10/15/2029	7,655	0.0
40,000	Black Hills Corp., 4.250%, 11/30/2023	39,789	0.0
4,000	Black Hills Corp., 4.350%, 05/01/2033	3,531	0.0
25,000	CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/2042	19,839	0.0
39,000 (2)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	35,605	0.0
12,000 (4)	CMS Energy Corp., 3.750%, 12/01/2050	9,067	0.0
68,000 (4)	CMS Energy Corp., 4.750%, 06/01/2050	58,987	0.0
12,000	Consolidated Edison Co. of New York, Inc., 5.300%, 03/01/2035	11,830	0.0
53,000 (4)	Dominion Energy, Inc., 4.350%, 12/31/2199	44,782	0.0
25,000 (4)	Dominion Energy, Inc., 4.650%, 12/31/2199	22,000	0.0
50,000	Dominion Energy, Inc., 5.375%, 11/15/2032	49,716	0.0
10,000	Duke Energy Carolinas LLC, 2.550%, 04/15/2031	8,373	0.0
6,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	4,684	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
81,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	$67,373	0.1
4,000 (4)	Duke Energy Corp., 4.875%, 12/31/2199	3,660	0.0
42,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	34,409	0.0
8,000	Duke Energy Florida LLC, 4.200%, 07/15/2048	6,746	0.0
20,000	Duke Energy Florida LLC, 5.950%, 11/15/2052	21,413	0.0
195,000	Duke Energy Indiana LLC, 2.750%, 04/01/2050	123,268	0.1
11,000	Duke Energy Ohio, Inc., 2.125%, 06/01/2030	9,004	0.0
109,000	Duke Energy Progress LLC, 3.700%, 10/15/2046	83,049	0.1
40,000	Duke Energy Progress LLC, 4.100%, 05/15/2042	33,753	0.0
2,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	1,683	0.0
11,000 (2)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	8,741	0.0
78,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	47,370	0.0
9,000	Entergy Arkansas LLC, 3.350%, 06/15/2052	6,295	0.0
25,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	20,587	0.0
24,000	Entergy Corp., 2.400%, 06/15/2031	19,122	0.0
7,000	Entergy Corp., 2.800%, 06/15/2030	5,929	0.0
100,000	Entergy Louisiana LLC, 2.900%, 03/15/2051	64,433	0.1
9,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	7,357	0.0
33,000	Entergy Texas, Inc., 4.000%, 03/30/2029	31,204	0.0
16,000	Evergy Metro, Inc., 2.250%, 06/01/2030	13,203	0.0
25,000	Eversource Energy, 1.400%, 08/15/2026	21,970	0.0
57,000	Eversource Energy, 2.900%, 03/01/2027	52,564	0.0
25,000	Georgia Power Co., 2.200%, 09/15/2024	23,857	0.0
33,000	Georgia Power Co., 5.750%, 04/15/2023	33,110	0.0
80,000	Interstate Power and Light Co., 3.250%, 12/01/2024	77,229	0.1
6,000	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	5,344	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
8,000 (2)	Jersey Central Power & Light Co., 2.750%, 03/01/2032	$6,481	0.0
50,000 (2)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	48,349	0.0
50,000 (2)	Jersey Central Power & Light Co., 4.700%, 04/01/2024	49,324	0.0
12,000 (2)	Metropolitan Edison Co., 4.000%, 04/15/2025	11,494	0.0
5,000	MidAmerican Energy Co., 4.400%, 10/15/2044	4,441	0.0
30,000	Mississippi Power Co., 4.250%, 03/15/2042	24,460	0.0
20,000 (2)	Monongahela Power Co., 3.550%, 05/15/2027	18,828	0.0
13,000 (2)	Narragansett Electric Co/The, 3.395%, 04/09/2030	11,646	0.0
41,000	National Rural Utilities Cooperative Finance Corp., 2.400%, 03/15/2030	34,232	0.0
31,000	National Rural Utilities Cooperative Finance Corp., 2.750%, 04/15/2032	25,585	0.0
38,000	National Rural Utilities Cooperative Finance Corp., 4.150%, 12/15/2032	35,207	0.0
43,000 (4)	National Rural Utilities Cooperative Finance Corp., 4.750%, 04/30/2043	39,885	0.0
17,000 (3)	National Rural Utilities Cooperative Finance Corp., 5.800%, 01/15/2033	17,797	0.0
175,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	155,131	0.1
123,000	NextEra Energy Capital Holdings, Inc., 1.900%, 06/15/2028	105,234	0.1
18,000	NextEra Energy Capital Holdings, Inc., 2.440%, 01/15/2032	14,572	0.0
45,000 (4)	NextEra Energy Capital Holdings, Inc., 3.800%, 03/15/2082	36,725	0.0
38,000	NextEra Energy Capital Holdings, Inc., 4.255%, 09/01/2024	37,509	0.0
100,000	NiSource, Inc., 0.950%, 08/15/2025	90,244	0.1
20,000	NiSource, Inc., 5.950%, 06/15/2041	20,322	0.0
16,000	NSTAR Electric Co., 1.950%, 08/15/2031	12,766	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
17,000	Oglethorpe Power Corp., 3.750%, 08/01/2050	$12,270	0.0
39,000 (2)	Oncor Electric Delivery Co. LLC, 4.550%, 09/15/2032	38,305	0.0
26,000	ONE Gas, Inc., 1.100%, 03/11/2024	24,943	0.0
13,000	Pacific Gas and Electric Co., 4.250%, 03/15/2046	9,092	0.0
28,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	19,956	0.0
17,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	12,715	0.0
61,000	PacifiCorp, 5.350%, 12/01/2053	60,750	0.0
5,000	PECO Energy Co., 3.700%, 09/15/2047	3,933	0.0
6,000	PECO Energy Co., 4.150%, 10/01/2044	5,128	0.0
200,000	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	192,459	0.1
75,000	PPL Electric Utilities Corp., 4.125%, 06/15/2044	63,011	0.1
11,000	Public Service Enterprise Group, Inc., 1.600%, 08/15/2030	8,554	0.0
59,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	47,303	0.0
42,000	Sempra Energy, 3.800%, 02/01/2038	34,599	0.0
65,000 (4)	Sempra Energy, 4.125%, 04/01/2052	50,651	0.0
24,000 (3)(4)	Sempra Energy, 4.875%, 12/31/2199	22,252	0.0
49,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	38,193	0.0
6,000	Southern California Edison Co., 4.050%, 03/15/2042	4,799	0.0
39,000 (4)	Southern Co/The, 3.750%, 09/15/2051	31,588	0.0
35,000 (4)	Southern Co/The, 4.000%, 01/15/2051	31,938	0.0
38,000	Southern Co/The, 5.113%, 08/01/2027	37,923	0.0
9,000	Southwest Gas Corp., 4.050%, 03/15/2032	7,927	0.0
36,000	Southwestern Electric Power Co., 1.650%, 03/15/2026	32,239	0.0
14,000	Tampa Electric Co., 4.350%, 05/15/2044	11,675	0.0
23,000	Tucson Electric Power Co., 1.500%, 08/01/2030	17,652	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
17,000	Union Electric Co., 3.900%, 09/15/2042	$13,996	0.0
45,000 (2)	Vistra Operations Co. LLC, 5.125%, 05/13/2025	44,249	0.0
36,000	Washington Gas Light Co., 3.650%, 09/15/2049	26,304	0.0
31,000	WEC Energy Group, Inc., 1.375%, 10/15/2027	26,346	0.0
26,000	WEC Energy Group, Inc., 2.200%, 12/15/2028	22,060	0.0
10,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	10,008	0.0
14,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	14,175	0.0
23,000	Wisconsin Electric Power Co., 1.700%, 06/15/2028	19,629	0.0
26,000	Wisconsin Public Service Corp., 3.671%, 12/01/2042	19,800	0.0
		3,253,557	1.1
	Total Corporate Bonds/Notes (Cost $25,042,016)	21,962,069	7.5
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.6%
50,225	Alternative Loan Trust 2004-J7 MI, 4.179%, (US0001M + 1.020%), 10/25/2034	50,014	0.0
37,655	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	26,733	0.0
74,822	Alternative Loan Trust 2005-J2 1A12, 4.789%, (US0001M + 0.400%), 04/25/2035	58,630	0.0
15,275	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	7,782	0.0
76,522	Alternative Loan Trust 2006-19CB A12, 4.789%, (US0001M + 0.400%), 08/25/2036	38,978	0.0
23,307	Alternative Loan Trust 2007-23CB A3, 4.889%, (US0001M + 0.500%), 09/25/2037	10,568	0.0
100,437	Alternative Loan Trust 2007-2CB 2A1, 4.989%, (US0001M + 0.600%), 03/25/2037	47,409	0.0
600,000 (2)	Arroyo Mortgage Trust 2022-1 A3, 3.650%, 12/25/2056	458,319	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
22,358 (4)	Bear Stearns ALT-A Trust 2005-7 21A1, 3.899%, 09/25/2035	$18,201	0.0
38,668	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 4.579%, (US0001M + 0.190%), 01/25/2037	32,903	0.0
500,000 (2)	Bellemeade Re 2022-1 M1C Ltd., 7.628%, (SOFR30A + 3.700%), 01/26/2032	419,192	0.2
52,452 (4)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 3.412%, 03/25/2036	40,908	0.0
26,597 (4)	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.871%, 09/25/2037	22,882	0.0
100,000 (2)	Connecticut Avenue Securities Trust 2020-R02 2B1, 7.389%, (US0001M + 3.000%), 01/25/2040	90,158	0.0
200,000 (2)	Connecticut Avenue Securities Trust 2021-R01 1M2, 5.478%, (SOFR30A + 1.550%), 10/25/2041	195,049	0.1
100,000 (2)	Connecticut Avenue Securities Trust 2022-R02 2B1, 8.428%, (SOFR30A + 4.500%), 01/25/2042	94,946	0.0
249,348	Fannie Mae 2011-113 CL, 4.000%, 11/25/2041	234,327	0.1
399,883	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	391,304	0.1
39,853	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 8.389%, (US0001M + 4.000%), 05/25/2025	40,084	0.0
6,697 (2)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 6.689%, (US0001M + 2.300%), 08/25/2031	6,689	0.0
58,062 (2)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 6.439%, (US0001M + 2.050%), 01/25/2040	57,698	0.0
154,355	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	150,853	0.1
140,182 (4)	Fannie Mae REMIC Trust 2009-50 HZ, 5.536%, 02/25/2049	140,308	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
118,392	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	$116,357	0.1
87,564	Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/2040	84,300	0.0
179,482	Fannie Mae REMICS 2009-96 DB, 4.000%, 11/25/2029	174,938	0.1
53,763	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	53,509	0.0
36,048	Fannie Mae REMICS 2011-84 Z, 5.250%, 09/25/2041	35,612	0.0
67,704	Fannie Mae REMICS 2013-16 GD, 3.000%, 03/25/2033	65,766	0.0
385,475	Fannie Mae REMICS 2018-11 BX, 4.000%, 12/25/2047	362,348	0.1
41,116	Fannie Mae REMICS 2018-8 AB, 3.500%, 10/25/2047	37,931	0.0
88,696 (2)(4)	Flagstar Mortgage Trust 2018-1 B3, 3.950%, 03/25/2048	74,712	0.0
270,927	Freddie Mac 4634 ZM, 5.000%, 11/15/2056	265,518	0.1
41,646	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	42,125	0.0
38,388	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	38,991	0.0
9,688	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	9,781	0.0
30,059	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	30,147	0.0
91,243	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	91,381	0.0
35,768	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	35,725	0.0
32,234 (4)	Freddie Mac REMIC Trust 3524 LA, 5.079%, 03/15/2033	30,935	0.0
34,104	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	34,052	0.0
6,025	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	5,897	0.0
211,582	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	196,665	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
575,714	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	$547,123	0.2
575,714	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	544,642	0.2
1,082,181	Freddie Mac REMICS 4136 ZG, 3.000%, 11/15/2042	963,108	0.3
530,137	Freddie Mac REMICS 4372 Z, 3.000%, 08/15/2044	466,986	0.2
143,152	Freddie Mac REMICS 4495 PA, 3.500%, 09/15/2043	138,157	0.1
217,737 (2)	Freddie Mac STACR REMIC Trust 2020-DNA6 M2, 5.928%, (SOFR30A + 2.000%), 12/25/2050	216,353	0.1
83,161 (2)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 7.489%, (US0001M + 3.100%), 03/25/2050	84,374	0.0
202,773 (2)	Freddie Mac STACR REMIC Trust 2021-DNA5 M2, 5.578%, (SOFR30A + 1.650%), 01/25/2034	200,077	0.1
600,000 (2)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 7.678%, (SOFR30A + 3.750%), 12/25/2041	516,165	0.2
100,000 (2)	Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 7.328%, (SOFR30A + 3.400%), 01/25/2042	89,114	0.0
242,593	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	210,174	0.1
1,143,360	Ginnie Mae 2019-15 CZ, 3.500%, 02/20/2049	1,005,619	0.4
29,194	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	29,224	0.0
197,777	Ginnie Mae Series 2010-164 JZ, 4.000%, 12/20/2040	189,813	0.1
7,319	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	7,488	0.0
22,447	HomeBanc Mortgage Trust 2004-1 2A, 5.249%, (US0001M + 0.860%), 08/25/2029	21,246	0.0
44,846 (2)(4)	JP Morgan Mortgage Trust 2019-LTV3 A5, 3.500%, 03/25/2050	43,506	0.0
149,969 (2)(4)	JP Morgan Mortgage Trust 2020-5 A15, 3.000%, 12/25/2050	124,515	0.1
44,937	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	26,440	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
300,000 (2)	Mortgage Insurance-Linked Notes 2021-3 M1B, 6.828%, (SOFR30A + 2.900%), 02/25/2034	$281,924	0.1
8,548	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	7,048	0.0
15,053 (4)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.191%, 10/25/2036	13,434	0.0
36,154	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 5.409%, (US0001M + 0.510%), 08/25/2045	33,999	0.0
19,087	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 5.369%, (US0001M + 0.490%), 10/25/2045	17,569	0.0
20,840 (4)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.682%, 08/25/2046	18,350	0.0
99,546 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.372%, 12/25/2036	88,208	0.0
53,536 (4)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.368%, 07/25/2037	44,794	0.0
125,033	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 3.008%, (12MTA + 0.960%), 08/25/2046	77,229	0.0
10,909	Wells Fargo Alternative Loan 2007-PA2 2A1, 4.819%, (US0001M + 0.430%), 06/25/2037	8,839	0.0
9,087 (4)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 2.879%, 04/25/2036	8,484	0.0
13,978 (4)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.332%, 12/28/2037	12,166	0.0
	Total Collateralized Mortgage Obligations (Cost $11,784,305)	10,456,793	3.6

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 3.0%
	U.S. Treasury Bonds: 1.1%
1,000	1.250%, 05/15/2050	$538	0.0
22,000	1.375%, 11/15/2040	14,314	0.0
2,200	1.625%, 11/15/2050	1,310	0.0
1,631,200	3.000%, 08/15/2052	1,344,466	0.5
117,400	3.250%, 05/15/2042	102,982	0.0
1,674,000 (3)	4.000%, 11/15/2042	1,639,474	0.6
		3,103,084	1.1
	U.S. Treasury Notes: 1.9%
1,000	0.125%, 10/15/2023	965	0.0
260,500	0.500%, 11/30/2023	250,640	0.1
20,500	1.125%, 02/15/2031	16,713	0.0
137,800	1.250%, 11/30/2026	123,670	0.0
219,300	1.250%, 09/30/2028	188,367	0.1
45,400	2.750%, 08/15/2032	41,349	0.0
156,400 (3)	3.875%, 11/30/2027	155,569	0.0
585,300	3.875%, 12/31/2027	582,008	0.2
190,000	3.875%, 11/30/2029	188,768	0.1
462,000	3.875%, 12/31/2029	459,798	0.2
1,921,000	4.000%, 12/15/2025	1,908,994	0.7
1,000,800	4.125%, 11/15/2032	1,021,520	0.3
585,000	4.250%, 12/31/2024	583,012	0.2
		5,521,373	1.9
	Total U.S. Treasury Obligations (Cost $8,778,628)	8,624,457	3.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.2%
	Federal Home Loan Mortgage Corporation: 0.2%(5)
6,518	2.500%, 05/01/2030	6,112	0.0
4,029	2.500%, 05/01/2030	3,779	0.0
8,542	2.500%, 06/01/2030	8,010	0.0
16,142	3.000%, 03/01/2045	14,663	0.0
12,061	3.000%, 03/01/2045	10,888	0.0
18,408	3.000%, 04/01/2045	16,610	0.0
28,225	3.500%, 03/01/2045	26,301	0.0
77,737	4.000%, 12/01/2041	74,810	0.1
27,776	4.000%, 12/01/2042	26,690	0.0
3,411	4.000%, 09/01/2045	3,274	0.0
3,790	4.000%, 09/01/2045	3,638	0.0
4,827	4.000%, 09/01/2045	4,634	0.0
3,916	4.000%, 09/01/2045	3,759	0.0
40,486	4.500%, 08/01/2041	39,665	0.0
180,052	4.500%, 09/01/2041	178,860	0.1
2,005	5.500%, 07/01/2037	2,083	0.0
1,614	6.500%, 12/01/2031	1,666	0.0
		425,442	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association: 0.1%(5)
348,852	4.500%, 09/01/2047	$353,645	0.1

	Government National Mortgage Association: 1.7%
1,184,455	2.500%, 05/20/2051	1,031,093	0.4
628,934	3.000%, 11/20/2051	563,042	0.2
1,944,473	3.500%, 05/20/2050	1,805,937	0.6
19,768	4.000%, 11/20/2040	19,119	0.0
40,013	4.000%, 03/20/2046	38,511	0.0
1,559,000 (6)	4.000%, 01/15/2053	1,475,453	0.5
36,971	4.500%, 08/20/2041	36,933	0.0
67,759	4.500%, 09/15/2047	66,784	0.0
		5,036,872	1.7
	Uniform Mortgage-Backed Securities: 5.2%
269,289	2.000%, 05/01/2051	220,056	0.1
277,144	2.000%, 10/01/2051	226,327	0.1
945,410	2.000%, 02/01/2052	775,951	0.3
1,016,835	2.000%, 03/01/2052	829,679	0.3
11,144	2.500%, 05/01/2030	10,461	0.0
21,487	2.500%, 06/01/2030	20,171	0.0
15,674	2.500%, 06/01/2030	14,713	0.0
8,769	2.500%, 07/01/2030	8,232	0.0
1,304,970	2.500%, 02/01/2051	1,107,416	0.4
547,620	2.500%, 06/01/2051	464,534	0.2
971,414	2.500%, 11/01/2051	828,474	0.3
317,177	2.500%, 01/01/2052	270,729	0.1
473,369	2.500%, 02/01/2052	403,574	0.1
573,020	2.500%, 02/01/2052	488,535	0.2
902,204	2.500%, 02/01/2052	771,436	0.3
816,133	2.500%, 02/01/2052	697,945	0.2
358,213	2.500%, 03/01/2052	306,064	0.1
30,954	3.000%, 09/01/2043	28,200	0.0
151,183	3.000%, 04/01/2045	136,523	0.1
102,041	3.000%, 07/01/2046	91,593	0.0
541,002	3.000%, 04/01/2050	478,235	0.2
1,034,026	3.000%, 02/01/2052	916,555	0.3
956,682	3.000%, 04/01/2052	845,075	0.3
767,895	3.000%, 05/01/2052	677,826	0.2
34,995	3.500%, 10/01/2042	32,779	0.0
310,843	3.500%, 08/01/2046	288,949	0.1
1,501,000 (6)	3.500%, 01/15/2053	1,363,831	0.5
8,079	4.000%, 07/01/2042	7,766	0.0
76,974	4.000%, 07/01/2042	73,992	0.0
123,035	4.000%, 01/01/2045	120,284	0.0
20,006	4.000%, 06/01/2045	19,181	0.0
1,341,000 (6)	4.000%, 01/15/2053	1,257,821	0.4
15,519	4.500%, 11/01/2040	15,399	0.0
31,287	4.500%, 10/01/2041	31,045	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
1,010,000 (6)	4.500%, 01/15/2053	$972,194	0.3
190,392	5.000%, 05/01/2042	194,606	0.1
54,640	5.500%, 12/01/2036	56,258	0.0
164	7.000%, 10/01/2029	168	0.0
901	7.000%, 01/01/2032	906	0.0
		15,053,483	5.2
	Total U.S. Government Agency Obligations (Cost $22,198,570)	20,869,442	7.2
ASSET-BACKED SECURITIES: 3.1%
	Automobile Asset-Backed Securities: 0.2%
98,817	Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	98,652	0.1
100,000	Americredit Automobile Receivables Trust 2019-1 D, 3.620%, 03/18/2025	98,403	0.0
150,000	Drive Auto Receivables Trust 2021-2 C, 0.870%, 10/15/2027	144,386	0.1
100,000 (2)	Ford Credit Auto Owner Trust 2022-REV1 C, 4.670%, 11/15/2034	96,062	0.0
100,000 (2)	GLS Auto Receivables Issuer Trust 2021-4 C, 1.940%, 10/15/2027	92,688	0.0
100,000	GM Financial Automobile Leasing Trust 2022-2 C, 4.330%, 05/20/2026	97,666	0.0
		627,857	0.2
	Home Equity Asset-Backed Securities: 0.0%
63,020 (4)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	61,908	0.0

	Other Asset-Backed Securities: 2.7%
250,000 (2)	AMMC CLO 16 Ltd. 2015-16A CR2, 5.961%, (US0003M + 1.950%), 04/14/2029	243,888	0.1
33,512 (2)	Aqua Finance Trust 2020-AA A, 1.900%, 07/17/2046	31,623	0.0
300,000 (2)	Arbor Realty Commercial Real Estate Notes 2021-FL4 D Ltd., 7.218%, (US0001M + 2.900%), 11/15/2036	278,502	0.1
400,000 (2)	ARES XLIV CLO Ltd. 2017-44A A2R, 5.379%, (US0003M + 1.300%), 04/15/2034	380,938	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
88,333 (2)	Beacon Container Finance II LLC 2021-1A A, 2.250%, 10/22/2046	$75,015	0.0
250,000 (2)	Benefit Street Partners CLO IV Ltd. 2014-IVA BRRR, 6.393%, (US0003M + 2.150%), 01/20/2032	236,873	0.1
500,000 (2)	Benefit Street Partners Clo XXII Ltd. 2020-22A AR, 5.313%, (TSFR3M + 1.350%), 04/20/2035	482,768	0.2
500,000 (2)	BlueMountain CLO 2014-2A A2R2 Ltd., 5.643%, (US0003M + 1.400%), 10/20/2030	481,055	0.2
250,000 (2)	BlueMountain CLO Ltd. 2021-28A C, 6.079%, (US0003M + 2.000%), 04/15/2034	232,193	0.1
455,000 (2)	BlueMountain CLO XXX Ltd. 2020-30A CR, 6.014%, (TSFR3M + 2.150%), 04/15/2035	422,930	0.2
99,250 (2)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	89,322	0.0
250,000 (2)	Carlyle US Clo 2017-2A CR Ltd., 5.643%, (US0003M + 1.400%), 07/20/2031	244,000	0.1
16,450	Chase Funding Trust Series 2003-5 2A2, 4.989%, (US0001M + 0.600%), 07/25/2033	15,545	0.0
76,625 (2)	CLI Funding VI LLC 2020-1A A, 2.080%, 09/18/2045	66,468	0.0
91,813 (2)	CLI Funding VIII LLC 2022-1A A1, 2.720%, 01/18/2047	78,174	0.0
96,000 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A211, 4.328%, 07/25/2048	89,098	0.0
194,500 (2)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	168,628	0.1
98,500 (2)	Domino’s Pizza Master Issuer LLC 2021-1A A2II, 3.151%, 04/25/2051	79,040	0.0
96,250 (2)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	88,293	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (2)	Eaton Vance Clo 2015-1A A2R Ltd., 5.493%, (US0003M + 1.250%), 01/20/2030	$237,731	0.1
98,750 (2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	92,740	0.1
13,189 (2)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	12,505	0.0
228,952 (2)	J.G. Wentworth XXXIX LLC 2017-2A A, 3.530%, 09/15/2072	191,330	0.1
243,199 (2)	LCM XXIV Ltd. 24A AR, 5.223%, (US0003M + 0.980%), 03/20/2030	239,554	0.1
68,132 (2)	Loanpal Solar Loan 2020-2GF A Ltd., 2.750%, 07/20/2047	56,620	0.0
68,771 (2)	Loanpal Solar Loan 2021-1 1GS A Ltd., 2.290%, 01/20/2048	52,484	0.0
114,508 (2)	Loanpal Solar Loan 2021-2GS A Ltd., 2.220%, 03/20/2048	84,056	0.0
250,000 (2)	Madison Park Funding XLVIII Ltd. 2021-48A C, 6.227%, (US0003M + 2.000%), 04/19/2033	238,743	0.1
80,210 (2)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	79,618	0.0
200,000 (2)(4)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	182,680	0.1
35,813 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	33,099	0.0
52,304 (2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	48,441	0.0
57,692 (2)	Mosaic Solar Loan Trust 2020-2A A, 1.440%, 08/20/2046	48,235	0.0
65,330 (2)	Mosaic Solar Loan Trust 2021-1A B, 2.050%, 12/20/2046	49,458	0.0
250,000 (2)	Oak Hill Credit Partners 2021-8A C, 6.094%, (US0003M + 1.900%), 01/18/2034	235,930	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (2)	Octagon Investment Partners 32 Ltd. 2017-1A A2R, 5.279%, (US0003M + 1.200%), 07/15/2029	$240,587	0.1
200,000 (2)	OHA Loan Funding 2013-1A A1R2 Ltd., 5.415%, (US0003M + 1.090%), 07/23/2031	197,953	0.1
70,541 (2)	Pagaya AI Debt Trust 2022-1 A, 2.030%, 10/15/2029	67,754	0.0
250,000 (2)	Palmer Square CLO 2021-1A B Ltd., 5.943%, (US0003M + 1.700%), 04/20/2034	233,226	0.1
250,000 (2)	Rockland Park CLO Ltd. 2021-1A C, 6.143%, (US0003M + 1.900%), 04/20/2034	234,222	0.1
189,822 (2)	Sunnova Sol II Issuer LLC 2020-2A A, 2.730%, 11/01/2055	149,467	0.1
91,665 (2)	Sunnova Sol III Issuer LLC 2021-1 A, 2.580%, 04/28/2056	70,034	0.0
90,834 (2)	Sunnova Sol Issuer LLC 2020-1A A, 3.350%, 02/01/2055	75,694	0.0
189,000 (2)	Taco Bell Funding LLC 2016-1A A23, 4.970%, 05/25/2046	181,985	0.1
96,000 (2)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	90,105	0.0
99,000 (2)	Taco Bell Funding LLC 2021-1A A23, 2.542%, 08/25/2051	75,538	0.0
89,333 (2)	Textainer Marine Containers Ltd. 2021-3A A, 1.940%, 08/20/2046	73,147	0.0
85,125 (2)	Triton Container Finance VIII LLC 2021-1A A, 1.860%, 03/20/2046	71,142	0.0
57,189 (2)	Upstart Securitization Trust 2021-4 A, 0.840%, 09/20/2031	55,373	0.0
95,000 (2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	85,917	0.0
98,500 (2)	Wendy’s Funding LLC 2021-1A A2II, 2.775%, 06/15/2051	77,056	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
197,500 (2)	Zaxby’s Funding LLC 2021-1A A2, 3.238%, 07/30/2051	$159,747	0.1
		7,806,524	2.7
	Student Loan Asset-Backed Securities: 0.2%
26,428 (2)	Commonbond Student Loan Trust 2017-BGS A1, 2.680%, 09/25/2042	24,342	0.0
21,084 (2)	Commonbond Student Loan Trust 2018-AGS A1, 3.210%, 02/25/2044	19,549	0.0
44,923 (2)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	42,144	0.0
35,520 (2)	Commonbond Student Loan Trust 2020-AGS A, 1.980%, 08/25/2050	30,283	0.0
27,568 (2)	Navient Private Education Refi Loan Trust 2019-A A2A, 3.420%, 01/15/2043	26,358	0.0
32,616 (2)	Navient Private Education Refi Loan Trust 2020-DA A, 1.690%, 05/15/2069	29,343	0.0
100,000 (2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	91,728	0.1
65,013 (2)	SMB Private Education Loan Trust 2020-PTA A2A, 1.600%, 09/15/2054	57,807	0.0
33,073 (2)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	31,954	0.0
31,653 (2)	Sofi Professional Loan Program 2018-D A2FX Trust, 3.600%, 02/25/2048	30,431	0.0
70,533 (2)	SoFi Professional Loan Program 2020-C AFX Trust, 1.950%, 02/15/2046	63,235	0.1
		447,174	0.2
	Total Asset-Backed Securities (Cost $9,691,085)	8,943,463	3.1
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.6%
500,000 (2)(4)	Arbor Multifamily Mortgage Securities Trust 2021-MF2 E, 2.000%, 06/15/2054	271,762	0.1
500,000 (2)	AREIT 2021-CRE5 D Trust, 6.989%, (US0001M + 2.650%), 11/17/2038	465,607	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
100,000 (2)(4)	BAMLL Commercial Mortgage Securities Trust 2015-200P F, 3.596%, 04/14/2033	$81,644	0.0
3,000,000 (4)(7)	BANK 2017-BNK8 XB, 0.184%, 11/15/2050	24,221	0.0
958,905 (4)(7)	BANK 2019-BNK16 XA, 0.941%, 02/15/2052	40,279	0.0
3,620,090 (4)(7)	BANK 2019-BNK21 XA, 0.845%, 10/17/2052	150,770	0.1
2,180,000 (2)(4)(7)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	31,068	0.0
982,365 (4)(7)	Benchmark 2019-B9 XA Mortgage Trust, 1.031%, 03/15/2052	46,357	0.0
343,000 (2)	BX Commercial Mortgage Trust 2021-IRON E, 6.668%, (US0001M + 2.350%), 02/15/2038	320,712	0.1
655,327 (4)(7)	CD 2017-CD4 Mortgage Trust XA, 1.226%, 05/10/2050	26,196	0.0
857,065 (4)(7)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.895%, 07/10/2049	41,344	0.0
1,116,424 (4)(7)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.040%, 10/12/2050	40,949	0.0
953,036 (4)(7)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.875%, 09/15/2050	29,858	0.0
1,179,618 (4)(7)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.673%, 06/10/2051	35,489	0.0
1,102,725 (4)(7)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.041%, 08/10/2056	50,255	0.0
60,000	Citigroup Commercial Mortgage Trust 2019-GC43 A4, 3.038%, 11/10/2052	52,362	0.0
181,324 (4)(7)	COMM 2012-CR4 XA, 1.258%, 10/15/2045	373	0.0
2,380,000 (2)(4)(7)	COMM 2012-CR4 XB, 0.423%, 10/15/2045	7,448	0.0
177,000 (4)	Comm 2013-CCRE13 C Mortgage Trust, 4.876%, 11/10/2046	166,803	0.1
1,301,559 (4)(7)	COMM 2016-CR28 XA, 0.631%, 02/10/2049	21,302	0.0
690,582 (4)(7)	COMM 2017-COR2 XA, 1.156%, 09/10/2050	27,437	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
110,000 (2)(4)	DBJPM 16-C3 Mortgage Trust, 3.473%, 08/10/2049	$79,557	0.0
130,000 (2)(4)	DBWF 2015-LCM D Mortgage Trust, 3.421%, 06/10/2034	100,200	0.1
647,269	Freddie Mac Multifamily 2021-ML08-X-US Certificates Sustainability Bonds, 1.846%, 07/25/2037	89,345	0.1
1,644,507 (4)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.882%, 11/25/2030	85,642	0.1
782,899 (4)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.324%, 07/25/2035	81,778	0.0
1,285,137 (4)(7)	Freddie Mac Multifamily Structured Pass Through Certificates K-1518 X1, 0.868%, 10/25/2035	94,005	0.1
848,000 (4)(7)	Freddie Mac Multifamily Structured Pass Through Certificates KL06 XFX, 1.364%, 12/25/2029	60,108	0.0
300,000 (2)	GAM Re-REMIC Trust 2021-FRR1 1B, 1.500%, 11/29/2050	197,168	0.1
300,000 (2)	GAM Re-REMIC Trust 2021-FRR1 2B, 1.660%, 11/29/2050	189,053	0.1
100,000 (2)	GS Mortgage Securities Corp. II 2018-RIVR F, 6.418%, (US0001M + 2.100%), 07/15/2035	73,515	0.0
964,755 (4)(7)	GS Mortgage Securities Trust 2014-GC22 XA, 0.937%, 06/10/2047	7,911	0.0
1,344,276 (4)(7)	GS Mortgage Securities Trust 2016-GS4 XA, 0.567%, 11/10/2049	22,781	0.0
824,875 (4)(7)	GS Mortgage Securities Trust 2017-GS6 XA, 1.013%, 05/10/2050	29,073	0.0
1,214,788 (4)(7)	GS Mortgage Securities Trust 2019-GC38 XA, 0.952%, 02/10/2052	52,063	0.0
2,050,215 (4)(7)	GS Mortgage Securities Trust 2019-GC42 XA, 0.805%, 09/01/2052	79,489	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
90,000	GS Mortgage Securities Trust 2019-GSA1 A4, 3.048%, 11/10/2052	$78,440	0.0
1,298,561 (4)(7)	GS Mortgage Securities Trust 2020-GC47 XA, 1.129%, 05/12/2053	79,646	0.0
1,111,745 (4)(7)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.587%, 12/15/2049	19,184	0.0
100,000 (2)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C17 F, 3.867%, 01/15/2047	81,332	0.0
373,980 (4)(7)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.620%, 04/15/2047	2,115	0.0
1,453,003 (4)(7)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 0.954%, 12/15/2047	18,519	0.0
62,000	Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	55,694	0.0
3,337,279 (4)(7)	Morgan Stanley Capital I Trust 2019-L3 XA, 0.637%, 11/15/2052	112,296	0.1
1,006,717 (4)(7)	Morgan Stanley Capital I Trust 2021-L5 XA, 1.296%, 05/15/2054	69,943	0.0
1,961,313 (4)(7)	UBS Commercial Mortgage Trust 2018-C9 XA, 0.928%, 03/15/2051	75,504	0.0
60,000	UBS Commercial Mortgage Trust 2019-C17 A4, 2.921%, 10/15/2052	51,790	0.0
400,000 (2)	Wells Fargo Commercial Mortgage Trust 2018-C45 D, 3.000%, 06/15/2051	266,661	0.1
1,018,595 (4)(7)	Wells Fargo Commercial Mortgage Trust 2019-C52 XA, 1.604%, 08/15/2052	72,672	0.0
500,000 (2)(4)	WFRBS Commercial Mortgage Trust 2014-C23 D, 4.004%, 10/15/2057	437,542	0.2
	Total Commercial Mortgage-Backed Securities (Cost $5,388,077)	4,595,262	1.6

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: 0.1%
200,000	Colombia Government International Bond, 3.125%, 04/15/2031	$149,143	0.0
200,000	Mexico Government International Bond, 3.500%, 02/12/2034	160,553	0.1
	Total Sovereign Bonds (Cost $398,408)	309,696	0.1

	Value	Percentage of Net Assets
PURCHASED OPTIONS(8): 0.0%
Total Purchased Options (Cost $24,473)	5,055	0.0
Total Long-Term Investments (Cost $295,207,135)	287,187,326	98.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.0%
	Commercial Paper: 2.8%
2,000,000	American Electric Power Co., Inc., 4.960%, 02/01/2023	1,991,339	0.7
1,000,000	Concord Minutemen Capital Co., 5.880%, 01/03/2023	999,517	0.3
900,000	Enbridge (US) Inc., 6.020%, 01/04/2023	899,407	0.3
750,000	HP, Inc., 5.770%, 01/04/2023	749,526	0.3
2,000,000	Medtronic, Inc., 5.390%, 01/05/2023	1,998,524	0.7
1,600,000	Waste Management, Inc., 5.550%, 02/13/2023	1,590,510	0.5
	Total Commercial Paper (Cost $8,230,518)	8,228,823	2.8

	U.S. Treasury Bills: 0.2%
150,000 (9)	United States Treasury Bill, 4.150%, 02/28/2023	149,001	0.1
325,000 (9)	United States Treasury Bill, 4.240%, 03/30/2023	321,675	0.1
	Total U.S. Treasury Bills (Cost $470,559)	470,676	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: 1.0%
43,301 (10)	Citibank N.A., Repurchase Agreement dated 12/30/22, 4.25%, due 01/03/23 (Repurchase Amount $43,321, collateralized by various U.S. Government Securities, 0.000%-6.250%, Market Value plus accrued interest $44,167, due 06/01/23-02/15/52)	$43,301	0.0
1,000,000 (10)	MUFG Securities America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,471, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $1,020,000, due 08/01/24-01/01/53)	1,000,000	0.3
1,000,000 (10)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $1,000,476, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $1,020,000, due 01/03/23-09/09/49)	1,000,000	0.4
1,000,000 (10)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,471, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,020,000, due 09/01/24-10/20/52)	1,000,000	0.3
	Total Repurchase Agreements (Cost $3,043,301)	3,043,301	1.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
	Total Short-Term Investments (Cost $11,744,378)	$11,742,800	4.0
	Total Investments in Securities (Cost $306,951,513)	$298,930,126	102.4
	Liabilities in Excess of Other Assets	(6,971,952)	(2.4)
	Net Assets	$291,958,174	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Security, or a portion of the security, is on loan.

(4)
Variable rate security. Rate shown is the rate in effect as of December 31, 2022.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Represents or includes a TBA transaction.

(7)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(8)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(9)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2022.

(10)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

SOFR30A
30-day Secured Overnight Financing Rate

TSFR3M
3-month CME Term Secured Overnight Financing Rate

US0001M
1-month LIBOR

US0003M
3-month LIBOR

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Communication Services	$5,966,842	$737,186	$—	$6,704,028
Consumer Discretionary	10,394,667	1,613,346	—	12,008,013
Consumer Staples	6,613,082	1,839,947	—	8,453,029
Energy	5,015,051	851,207	—	5,866,258
Financials	12,775,178	3,411,151	—	16,186,329
Health Care	15,538,340	2,444,487	—	17,982,827
Industrials	9,589,654	2,504,335	—	12,093,989
Information Technology	25,711,562	1,340,636	—	27,052,198
Materials	2,832,797	1,744,107	—	4,576,904
Real Estate	3,253,901	499,782	—	3,753,683
Utilities	3,280,651	679,819	—	3,960,470
Total Common Stock	100,971,725	17,666,003	—	118,637,728
Exchange-Traded Funds	69,185,919	—	—	69,185,919
Mutual Funds	23,470,758	—	—	23,470,758
Preferred Stock	—	126,684	—	126,684
Purchased Options	—	5,055	—	5,055
Corporate Bonds/Notes	—	21,962,069	—	21,962,069
Collateralized Mortgage Obligations	—	10,456,793	—	10,456,793
Asset-Backed Securities	—	8,943,463	—	8,943,463
U.S. Government Agency Obligations	—	20,869,442	—	20,869,442
Commercial Mortgage-Backed Securities	—	4,595,262	—	4,595,262
Sovereign Bonds	—	309,696	—	309,696
U.S. Treasury Obligations	—	8,624,457	—	8,624,457
Short-Term Investments	—	11,742,800	—	11,742,800
Total Investments, at fair value	$193,628,402	$105,301,724	$—	$298,930,126
Other Financial Instruments+
Centrally Cleared Swaps	—	41,276	—	41,276
Futures	410,768	—	—	410,768
Total Assets	$194,039,170	$105,343,000	$—	$299,382,170
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(135,187)	$—	$(135,187)
Forward Premium Swaptions	—	(7,069)	—	(7,069)
Futures	(376,084)	—	—	(376,084)
Written Options	—	(433,100)	—	(433,100)
Total Liabilities	$(376,084)	$(575,356)	$—	$(951,440)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
Voya Emerging Markets Local Currency Debt Fund - Class P	$804,693	$15,052	$(1,016,825)	$197,080	$—	$17,906	$(303,931)	$—
Voya Floating Rate Fund - Class P	1,691,934	73,040	(1,745,042)	(19,932)	—	83,419	(134,537)	—
Voya High Yield Bond Fund - Class P	32,911,489	2,391,760	(29,171,534)	(2,495,245)	3,636,470	357,812	1,025,942	49,730
Voya Short Term Bond Fund - Class R6	4,762,230	7,494,909	(860,974)	(308,053)	11,088,112	96,337	(31,104)	—
Voya Small Cap Growth Fund - Class R6	—	3,147,697	(58,311)	(200,872)	2,888,514	—	(3,079)	—
Voya Small Company Fund - Class R6	—	6,490,652	(175,586)	(457,404)	5,857,662	27,578	(5,586)	—
	$40,170,346	$19,613,110	$(33,028,272)	$(3,284,426)	$23,470,758	$583,052	$547,705	$49,730
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the following futures contracts were outstanding for Voya Balanced Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	65	03/17/23	$5,755,425	$(206,030)
U.S. Treasury 10-Year Note	14	03/22/23	1,572,156	(25,938)
U.S. Treasury 2-Year Note	31	03/31/23	6,357,422	1,865
U.S. Treasury 5-Year Note	42	03/31/23	4,533,047	(18,980)
U.S. Treasury Ultra Long Bond	45	03/22/23	6,044,062	(125,136)
			$24,262,112	$(374,219)
Short Contracts:
MSCI EAFE Index	(33)	03/17/23	(3,216,510)	116,592
S&P 500® E-Mini	(31)	03/17/23	(5,984,550)	253,414
U.S. Treasury Ultra 10-Year Note	(22)	03/22/23	(2,602,188)	38,897
			$(11,803,248)	$408,903
At December 31, 2022, the following centrally cleared credit default swaps were outstanding for Voya Balanced Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 39, Version 1	Buy	(5.000)	12/20/27	USD 2,460,000	$(14,327)	$(43,878)
					$(14,327)	$(43,878)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2022, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Secured Overnight Financing Rate	Annual	3.067%	Annual	05/10/33	USD 303,882	$(10,958)	$(10,958)
Pay	1-day Secured Overnight Financing Rate	Annual	3.076	Annual	05/10/33	USD 217,059	(7,675)	(7,675)
Pay	1-day Secured Overnight Financing Rate	Annual	3.094	Annual	05/10/33	USD 260,000	(8,798)	(8,798)
Pay	1-day Secured Overnight Financing Rate	Annual	3.114	Annual	05/10/33	USD 195,000	(6,282)	(6,282)
Pay	1-day Secured Overnight Financing Rate	Annual	3.154	Annual	05/10/33	USD 260,000	(7,522)	(7,522)
Pay	1-day Secured Overnight Financing Rate	Annual	3.289	Annual	05/10/33	USD 477,319	(8,501)	(8,501)
Pay	1-day Secured Overnight Financing Rate	Annual	3.345	Annual	05/10/33	USD 280,000	(3,692)	(3,692)
Pay	1-day Secured Overnight Financing Rate	Annual	3.473	Annual	05/10/33	USD 434,289	(1,162)	(1,162)
Pay	1-day Secured Overnight Financing Rate	Annual	3.475	Annual	05/10/33	USD 434,284	(1,063)	(1,063)
Pay	1-day Secured Overnight Financing Rate	Annual	3.483	Annual	05/10/33	USD 651,427	(1,218)	(1,218)
Pay	1-day Secured Overnight Financing Rate	Annual	3.105	Annual	05/11/33	USD 434,000	(14,284)	(14,284)
Pay	1-day Secured Overnight Financing Rate	Annual	3.129	Annual	05/11/33	USD 216,998	(6,700)	(6,700)
Pay	1-day Secured Overnight Financing Rate	Annual	3.172	Annual	05/11/33	USD 216,999	(5,941)	(5,941)
Pay	1-day Secured Overnight Financing Rate	Annual	3.212	Annual	05/11/33	USD 260,000	(6,262)	(6,262)
Pay	1-day Secured Overnight Financing Rate	Annual	3.456	Annual	05/17/33	USD 330,000	(1,250)	(1,250)
Receive	1-day Secured Overnight Financing Rate	Annual	3.209	Annual	05/10/33	USD 521,000	12,712	12,712
Receive	1-day Secured Overnight Financing Rate	Annual	3.226	Annual	05/10/33	USD 538,000	12,362	12,362
Receive	1-day Secured Overnight Financing Rate	Annual	3.269	Annual	05/10/33	USD 326,000	6,342	6,342
Receive	1-day Secured Overnight Financing Rate	Annual	3.297	Annual	05/10/33	USD 211,000	3,608	3,608
Receive	1-day Secured Overnight Financing Rate	Annual	3.372	Annual	05/10/33	USD 347,000	3,802	3,802
Receive	1-day Secured Overnight Financing Rate	Annual	3.443	Annual	05/17/33	USD 265,000	1,274	1,274
Receive	1-day Secured Overnight Financing Rate	Annual	3.465	Annual	05/17/33	USD 391,000	1,176	1,176
Receive	1-day Secured Overnight Financing Rate	Annual	3.515	Annual	05/17/33	USD 289,000	—	—
							$(50,032)	$(50,032)
At December 31, 2022, the following OTC purchased foreign currency options were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD 210,000	$10,416	$4,295
Call USD vs. Put CNH	Bank of America N.A.	02/07/23	7.500	USD 989,000	4,599	222
Call USD vs. Put CNH	Morgan Stanley Capital Services LLC	02/09/23	7.470	USD 1,868,000	9,458	538
					$24,473	$5,055
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the following OTC written interest rate swaptions were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(1)	Bank of America N.A.	Pay	3.880%	1-day Secured Overnight Financing Rate	05/09/23	USD 1,737,000	$51,046	$(75,155)
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Pay	3.790%	1-day Secured Overnight Financing Rate	05/10/23	USD 1,737,000	50,113	(66,653)
Call on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Pay	3.820%	1-day Secured Overnight Financing Rate	05/09/23	USD 868,000	24,912	(34,626)
Call on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Pay	2.940%	1-day Secured Overnight Financing Rate	12/15/23	USD 434,000	16,232	(9,715)
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Pay	2.995%	1-day Secured Overnight Financing Rate	06/07/23	USD 868,000	26,604	(10,589)
Call on 10-Year Interest Rate Swap(1)	Morgan Stanley Capital Services LLC	Pay	3.815%	1-day Secured Overnight Financing Rate	05/09/23	USD 1,737,000	49,591	(68,814)
Put on 10-Year Interest Rate Swap(2)	Bank of America N.A.	Receive	3.880%	1-day Secured Overnight Financing Rate	05/09/23	USD 1,737,000	51,046	(24,873)
Put on 10-Year Interest Rate Swap(2)	Barclays Bank PLC	Receive	3.790%	1-day Secured Overnight Financing Rate	05/10/23	USD 1,737,000	50,112	(29,083)
Put on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Receive	3.820%	1-day Secured Overnight Financing Rate	05/09/23	USD 868,000	24,912	(13,758)
Put on 10-Year Interest Rate Swap(2)	Goldman Sachs International	Receive	2.940%	1-day Secured Overnight Financing Rate	12/15/23	USD 434,000	16,232	(26,258)
Put on 10-Year Interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Receive	2.995%	1-day Secured Overnight Financing Rate	06/07/23	USD 868,000	26,604	(45,812)
Put on 10-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Receive	3.815%	1-day Secured Overnight Financing Rate	05/09/23	USD 1,737,000	49,591	(27,764)
							$436,995	$(433,100)
At December 31, 2022, the following OTC purchased forward premium swaptions were outstanding for Voya Balanced Portfolio:
Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD 439,500	$(76,913)	$(415)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	05/28/27	USD 740,000	(130,980)	(1,732)
Call on 35-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	06/03/27	USD 439,500	(77,022)	(460)
Put on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD 925,000	(166,500)	(4,462)
							$(451,415)	$(7,069)

(1)
Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.

(2)
Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

(3)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(4)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$5,055
Equity contracts	Variation margin receivable on futures contracts**	370,006
Interest rate contracts	Variation margin receivable on futures contracts**	40,762
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	41,276
Total Asset Derivatives		$457,099
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts**	$206,030
Interest rate contracts	Variation margin payable on futures contracts**	170,054
Credit contracts	Variation margin payable on centrally cleared swaps**	43,878
Interest rate contracts	Variation margin payable on centrally cleared swaps**	91,309
Interest rate contracts	Unrealized depreciation on OTC forward premium swaptions	7,069
Interest rate contracts	Written Options, at fair value	433,100
Total Liability Derivatives		$951,440

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$133,474	$—	$133,474
Equity contracts	—	—	607,798	—	—	607,798
Foreign exchange contracts	(26,445)	18,168	—	—	68,214	59,937
Interest rate contracts	6,057	—	(2,370,860)	(111,970)	105,444	(2,371,329)
Total	$(20,388)	$18,168	$(1,763,062)	$21,504	$173,658	$(1,570,120)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(43,878)	$—	$(43,878)
Equity contracts	—	—	163,976	—	—	163,976
Foreign exchange contracts	(19,418)	10,898	—	—	—	(8,520)
Interest rate contracts	10,281	—	(176,031)	(50,033)	(11,201)	(226,984)
Total	$(9,137)	$10,898	$(12,055)	$(93,911)	$(11,201)	$(115,406)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2022 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2022:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Deutsche Bank AG	Goldman Sachs & Co.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Totals
Assets:
Purchased options	$222	$—	$4,295	$—	$—	$—	$538	$5,055
Total Assets	$222	$—	$4,295	$—	$—	$—	$538	$5,055
Liabilities:
Forward premium swaptions	$—	$7,069	$—	$—	$—	$—	$—	$7,069
Written options	100,028	95,735	—	48,384	35,973	56,401	96,579	433,100
Total Liabilities	$100,028	$102,804	$—	$48,384	$35,973	$56,401	$96,579	$440,169
Net OTC derivative instruments by counterparty, at fair value	$(99,806)	$(102,804)	$4,295	$(48,384)	$(35,973)	$(56,401)	$(96,041)	(435,114)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(99,806)	$(102,804)	$4,295	$(48,384)	$(35,973)	$(56,401)	$(96,041)	$(435,114)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $307,533,633.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$12,553,636
Gross Unrealized Depreciation	(21,611,643)
Net Unrealized Depreciation	$(9,058,007)
See Accompanying Notes to Financial Statements

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.0%
	Australia: 3.1%
66,774	Ampol Ltd.	$1,283,562	0.2
167,766	ANZ Group Holdings Ltd.	2,702,532	0.5
18,318	ASX Ltd.	843,659	0.2
504,117	Aurizon Holdings Ltd.	1,277,152	0.2
175,234	Brambles Ltd.	1,437,027	0.3
79,252	Computershare Ltd.	1,396,108	0.3
166,141 (1)	Lottery Corp. Ltd./The	506,412	0.1
681,646	Medibank Pvt Ltd.	1,359,912	0.3
8,060	Rio Tinto Ltd.	636,141	0.1
150,505	Santos Ltd.	740,214	0.1
33,883	Sonic Healthcare Ltd.	689,555	0.1
72,487	Suncorp Group Ltd.	590,684	0.1
300,810	Telstra Group Ltd.	813,525	0.2
268,484	Transurban Group - Stapled Security	2,362,088	0.4
		16,638,571	3.1
	Belgium: 0.1%
7,265	UCB S.A.	572,433	0.1

	Canada: 2.6%
55,780 (2)	BCE, Inc.	2,450,777	0.5
64,762	Canadian Imperial Bank of Commerce - XTSE	2,619,656	0.5
27,207	Canadian Utilities Ltd.	736,438	0.1
15,778	iA Financial Corp., Inc.	923,724	0.2
26,224	Royal Bank of Canada	2,465,521	0.5
17,260	Sun Life Financial, Inc.	801,175	0.1
54,556	Suncor Energy, Inc.	1,730,561	0.3
22,425 (2)	TC Energy Corp.	894,019	0.2
57,070	TELUS Corp.	1,101,358	0.2
		13,723,229	2.6
	China: 0.2%
260,000	BOC Hong Kong Holdings Ltd.	882,647	0.2

	Denmark: 0.4%
995	AP Moller - Maersk A/S - Class B	2,227,412	0.4

	Finland: 0.3%
163,173	Nokia OYJ - Finland	758,050	0.2
11,366	Orion Oyj	623,117	0.1
		1,381,167	0.3
	France: 3.0%
15,735	Air Liquide SA	2,233,346	0.4
98,502	AXA S.A.	2,743,816	0.5
23,635	BNP Paribas	1,345,753	0.3
30,651	Bouygues SA	919,274	0.2
3,926	Dassault Aviation SA	665,820	0.1
27,512	Edenred	1,497,346	0.3
7,406	Eiffage SA	728,482	0.1
5,336	Ipsen SA	573,942	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
19,845 (3)	La Francaise des Jeux SAEM	$798,531	0.2
278,010	Orange SA	2,758,439	0.5
14,222	Thales S.A.	1,817,122	0.3
		16,081,871	3.0
	Germany: 0. 7%
30,761	GEA Group AG	1,250,970	0.2
15,749 (3)	Scout24 SE	792,702	0.2
17,040	Symrise AG	1,850,623	0.3
		3,894,295	0.7
	Hong Kong: 1.9%
258,500	CK Asset Holdings Ltd.	1,585,426	0.3
205,000	CK Hutchison Holdings Ltd.	1,228,125	0.2
534,000	HKT Trust & HKT Ltd. - Stapled Security	653,682	0.1
29,700	Jardine Matheson Holdings Ltd.	1,511,730	0.3
174,700	Link REIT	1,278,339	0.2
295,000	MTR Corp.	1,560,211	0.3
238,500	Power Assets Holdings Ltd.	1,303,515	0.3
537,000	SITC International Holdings Co. Ltd.	1,190,228	0.2
		10,311,256	1.9
	Ireland: 0.6%
17,503	CRH PLC	696,095	0.2
24,699	DCC PLC	1,214,504	0.2
14,187	Medtronic PLC	1,102,613	0.2
		3,013,212	0.6
	Israel: 0.4%
260,581	Bank Leumi Le-Israel BM	2,170,329	0.4

	Italy: 1.1%
242,950	ENI S.p.A.	3,454,607	0.6
152,044 (3)	Poste Italiane SpA	1,483,408	0.3
166,181	Snam SpA	805,782	0.2
		5,743,797	1.1
	Japan: 7.4%
5,500	Hirose Electric Co., Ltd.	689,818	0.1
30,800	Honda Motor Co., Ltd.	702,517	0.1
435,300	Japan Post Holdings Co. Ltd.	3,662,596	0.7
181,700 (2)	Japan Tobacco, Inc.	3,663,115	0.7
39,800 (2)	McDonald’s Holdings Co. Japan Ltd.	1,512,654	0.3
97,800	Mitsubishi UFJ Financial Group, Inc.	656,572	0.1
179,200	Mizuho Financial Group, Inc.	2,524,622	0.5
35,900	Nintendo Co., Ltd.	1,509,472	0.3
45,500	Nomura Real Estate Holdings, Inc.	972,917	0.2
28,600	Ono Pharmaceutical Co., Ltd.	668,485	0.1
59,700	ORIX Corp.	955,597	0.2
6,900	Rohm Co., Ltd.	494,657	0.1
42,900	Secom Co., Ltd.	2,447,782	0.5

See Accompanying Notes to Financial Statements

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
58,100	Sekisui Chemical Co., Ltd.	$809,815	0.1
143,600	Sekisui House Ltd.	2,545,893	0.5
31,900	Sompo Holdings, Inc.	1,411,355	0.3
175,400	Sumitomo Chemical Co., Ltd.	628,919	0.1
109,000	Sumitomo Mitsui Financial Group, Inc.	4,385,336	0.8
69,500	Sumitomo Mitsui Trust Holdings, Inc.	2,425,240	0.4
116,900	Takeda Pharmaceutical Co., Ltd.	3,652,739	0.7
129,300	Tokio Marine Holdings, Inc.	2,762,158	0.5
28,300	Tokyo Gas Co., Ltd.	554,108	0.1
		39,636,367	7.4
	Netherlands: 1.3%
170,256	Koninklijke KPN NV	526,984	0.1
73,738	NN Group NV	3,015,298	0.6
31,005	Wolters Kluwer NV	3,244,206	0.6
		6,786,488	1.3
	New Zealand: 0.1%
197,069	Spark New Zealand Ltd.	674,720	0.1

	Singapore: 0.1%
131,400	Singapore Airlines Ltd.	542,534	0.1

	Spain: 1.3%
45,509	ACS Actividades de Construccion y Servicios SA	1,302,171	0.2
20,945	Industria de Diseno Textil SA	556,319	0.1
81,697	Red Electrica Corp. SA	1,420,556	0.3
224,939	Repsol SA	3,580,346	0.7
		6,859,392	1.3
	Switzerland: 2.4%
32,470	Holcim AG	1,680,754	0.3
23,517	Novartis AG	2,128,229	0.4
5,314	Roche Holding AG-GENUSSCHEIN	1,669,858	0.3
4,937	Swisscom AG	2,704,544	0.5
10,019	Zurich Insurance Group AG	4,789,857	0.9
		12,973,242	2.4
	United Kingdom: 4.8%
108,229	3i Group PLC	1,745,455	0.3
290,958	Amcor PLC	3,465,310	0.7
329,855	BAE Systems PLC	3,406,892	0.7
402,598	BP PLC	2,322,978	0.4
96,790	British American Tobacco PLC	3,828,852	0.7
171,368	GSK PLC	2,961,808	0.6
133,809	Imperial Brands PLC	3,333,351	0.6
391,750	NatWest Group PLC	1,249,387	0.2
49,909	Smiths Group PLC	957,862	0.2
241,377	The Sage Group PLC	2,173,539	0.4
		25,445,434	4.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: 67.2%
34,538	3M Co.	$4,141,797	0.8
54,518	AbbVie, Inc.	8,810,654	1.7
20,793	AECOM	1,765,950	0.3
13,699	Air Products & Chemicals, Inc.	4,222,854	0.8
12,516	Allison Transmission Holdings, Inc.	520,666	0.1
6,612	Allstate Corp.	896,587	0.2
99,130	Altria Group, Inc.	4,531,232	0.8
38,773	Amdocs Ltd.	3,524,466	0.7
30,941	American Electric Power Co., Inc.	2,937,848	0.5
21,477	Amgen, Inc.	5,640,719	1.1
141,075	Antero Midstream Corp.	1,522,199	0.3
2,076	Aon PLC	623,091	0.1
9,185	Aptargroup, Inc.	1,010,166	0.2
16,687	Assurant, Inc.	2,086,876	0.4
306,151	AT&T, Inc.	5,636,240	1.1
24,550	Avnet, Inc.	1,020,789	0.2
36,517	Axis Capital Holdings Ltd.	1,978,126	0.4
47,713	Bank OZK	1,911,383	0.4
7,527	Booz Allen Hamilton Holding Corp.	786,722	0.1
83,914	Bristol-Myers Squibb Co.	6,037,612	1.1
42,480	Cardinal Health, Inc.	3,265,438	0.6
10,174	Cheniere Energy, Inc.	1,525,693	0.3
12,730	Chevron Corp.	2,284,908	0.4
9,006	Cigna Corp.	2,984,048	0.6
145,602	Cisco Systems, Inc.	6,936,479	1.3
25,095	Citizens Financial Group, Inc.	987,990	0.2
18,270	Coca-Cola Co.	1,162,155	0.2
51,231	Colgate-Palmolive Co.	4,036,491	0.8
34,066	Commerce Bancshares, Inc.	2,318,873	0.4
30,924	Consolidated Edison, Inc.	2,947,366	0.6
21,403	Cullen/Frost Bankers, Inc.	2,861,581	0.5
26,365	CVS Health Corp.	2,456,954	0.5
23,155	Digital Realty Trust, Inc.	2,321,752	0.4
72,066	Dow, Inc.	3,631,406	0.7
56,610	DT Midstream, Inc.	3,128,269	0.6
26,209	DTE Energy Co.	3,080,344	0.6
44,058	Duke Energy Corp.	4,537,533	0.9
25,492	Edison International	1,621,801	0.3
22,942	Electronic Arts, Inc.	2,803,054	0.5
3,945	Elevance Health, Inc.	2,023,667	0.4
44,382	Emerson Electric Co.	4,263,335	0.8
8,075	Erie Indemnity Co.	2,008,414	0.4
8,560	Everest Re Group Ltd.	2,835,671	0.5
47,734	Evergy, Inc.	3,003,901	0.6
14,598	Eversource Energy	1,223,896	0.2
40,445	First Hawaiian, Inc.	1,053,188	0.2
119,172	Flowers Foods, Inc.	3,425,003	0.6
6,723	FMC Corp.	839,030	0.2

See Accompanying Notes to Financial Statements

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
170,754	FNB Corp.	$2,228,340	0.4
13,969	Fortive Corp.	897,508	0.2
47,174	Gaming and Leisure Properties, Inc.	2,457,294	0.5
5,116	General Dynamics Corp.	1,269,331	0.2
48,466	General Mills, Inc.	4,063,874	0.8
40,184	Genpact Ltd.	1,861,323	0.3
80,272	Gentex Corp.	2,189,017	0.4
20,576	Genuine Parts Co.	3,570,142	0.7
58,632	Gilead Sciences, Inc.	5,033,557	0.9
70,607	H&R Block, Inc.	2,577,862	0.5
10,871	Hancock Whitney Corp.	526,048	0.1
14,764	Hanover Insurance Group, Inc.	1,995,059	0.4
46,705	Hartford Financial Services Group, Inc.	3,541,640	0.7
20,658	International Bancshares Corp.	945,310	0.2
9,849	International Business Machines Corp.	1,387,626	0.3
52,719	Iron Mountain, Inc.	2,628,042	0.5
13,122	Jack Henry & Associates, Inc.	2,303,698	0.4
66,862	Johnson & Johnson	11,811,172	2.2
8,138	Johnson Controls International plc	520,832	0.1
105,944	Juniper Networks, Inc.	3,385,970	0.6
27,206	Kellogg Co.	1,938,155	0.4
60,660	Keurig Dr Pepper, Inc.	2,163,136	0.4
43,788	Kilroy Realty Corp.	1,693,282	0.3
23,605	Kimberly-Clark Corp.	3,204,379	0.6
194,431	Kinder Morgan, Inc.	3,515,312	0.7
7,659	Lamar Advertising Co.	723,010	0.1
29,893	Leidos Holdings, Inc.	3,144,445	0.6
14,858	Life Storage, Inc.	1,463,513	0.3
15,279	LKQ Corp.	816,051	0.2
3,958	Lockheed Martin Corp.	1,925,527	0.4
31,570	Loews Corp.	1,841,478	0.3
39,054	Marathon Petroleum Corp.	4,545,495	0.9
20,526	Marsh & McLennan Cos., Inc.	3,396,642	0.6
31,315	MAXIMUS, Inc.	2,296,329	0.4
20,024	McDonald’s Corp.	5,276,925	1.0
7,778	McKesson Corp.	2,917,683	0.5
44,018	MDU Resources Group, Inc.	1,335,506	0.2
78,400	Merck & Co., Inc.	8,698,480	1.6
51,947	Metlife, Inc.	3,759,404	0.7
55,224	MGIC Investment Corp.	717,912	0.1
4,644	Mid-America Apartment Communities, Inc.	729,062	0.1
27,619	Mondelez International, Inc.	1,840,806	0.3
16,394	Morgan Stanley	1,393,818	0.3
16,252	MSC Industrial Direct Co.	1,327,788	0.2
36,260	National Fuel Gas Co.	2,295,258	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
68,463	National Retail Properties, Inc.	$3,132,867	0.6
29,649	NetApp, Inc.	1,780,719	0.3
86,085	NiSource, Inc.	2,360,451	0.4
130,522	Old Republic International Corp.	3,152,106	0.6
16,950	ONE Gas, Inc.	1,283,454	0.2
31,609	Oneok, Inc.	2,076,711	0.4
21,139	Packaging Corp. of America	2,703,889	0.5
78,948	Patterson Cos., Inc.	2,212,912	0.4
38,983	PepsiCo, Inc.	7,042,669	1.3
113,303	Pfizer, Inc.	5,805,646	1.1
59,505	Philip Morris International, Inc.	6,022,501	1.1
43,584	Phillips 66	4,536,223	0.8
25,242	Popular, Inc.	1,674,049	0.3
113,670	PPL Corp.	3,321,437	0.6
42,978	Premier, Inc.	1,503,370	0.3
8,785	Procter & Gamble Co.	1,331,455	0.2
41,123	Prosperity Bancshares, Inc.	2,988,820	0.6
38,083	Reynolds Consumer Products, Inc.	1,141,728	0.2
10,328	Ryder System, Inc.	863,111	0.2
16,223	Sempra Energy	2,507,102	0.5
41,768	Service Corp. International	2,887,840	0.5
16,653	Silgan Holdings, Inc.	863,292	0.2
11,978	Snap-On, Inc.	2,736,853	0.5
38,954	Sonoco Products Co.	2,364,897	0.4
35,574	Spirit Realty Capital, Inc.	1,420,470	0.3
20,807	Targa Resources Corp.	1,529,315	0.3
21,745	Texas Instruments, Inc.	3,592,709	0.7
21,689	Travelers Cos, Inc.	4,066,471	0.8
8,955	U-Haul Holding Co. - Non-Voting	492,346	0.1
13,159	UMB Financial Corp.	1,099,040	0.2
13,233	United Parcel Service, Inc. - Class B	2,300,425	0.4
3,050	UnitedHealth Group, Inc.	1,617,049	0.3
73,175	Unum Group	3,002,370	0.6
84,473	US Bancorp	3,683,868	0.7
11,842	Valero Energy Corp.	1,502,276	0.3
162,693	Verizon Communications, Inc.	6,410,104	1.2
31,371	Washington Federal, Inc.	1,052,497	0.2
24,196	Wells Fargo & Co.	999,053	0.2
36,606	Wendy’s Company	828,394	0.2
26,190	WestRock Co.	920,840	0.2
114,618	Williams Cos., Inc.	3,770,932	0.7
		357,909,519	67.2
	Total Common Stock (Cost $498,578,706)	527,467,915	99.0

See Accompanying Notes to Financial Statements

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.4%
13,505	iShares MSCI EAFE Value Index ETF	$619,609	0.1
8,293	iShares Russell 1000 Value ETF	1,257,634	0.3
	Total Exchange-Traded Funds (Cost $1,859,224)	1,877,243	0.4
	Total Long-Term Investments (Cost $500,437,930)	529,345,158	99.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
	Repurchase Agreements: 1.2%
1,485,182 (4)	Bank of America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,485,882, collateralized by various U.S. Government Agency Obligations, 1.500%-6.500%, Market Value plus accrued interest $1,514,886, due 05/01/37-05/01/58)	1,485,182	0.3
439,210 (4)	Citigroup, Inc., Repurchase Agreement dated 12/30/22, 4.25%, due 01/03/23 (Repurchase Amount $439,415, collateralized by various U.S. Government Securities, 0.000%-4.500%, Market Value plus accrued interest $447,994, due 04/11/23-10/31/29)	439,210	0.1
1,485,182 (4)	Daiwa Capital Markets, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,485,882, collateralized by various U.S. Government Agency Obligations, 1.500%-6.000%, Market Value plus accrued interest $1,514,886, due 08/01/23-01/01/53)	1,485,182	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,485,182 (4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,485,882, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,514,886, due 09/01/24-10/20/52)	$1,485,182	0.3
1,485,182 (4)	Truist Securities Inc., Repurchase Agreement dated 12/30/22, 4.32%, due 01/03/23 (Repurchase Amount $1,485,885, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.500%-6.500%, Market Value plus accrued interest $1,514,896, due 05/31/24-12/01/52)	1,485,182	0.3
	Total Repurchase Agreements (Cost $6,379,938)	6,379,938	1.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
1,159,000 (5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $1,159,000)	1,159,000	0.2
	Total Short-Term Investments (Cost $7,538,938)	7,538,938	1.4
	Total Investments in Securities (Cost $507,976,868)	$536,884,096	100.8
	Liabilities in Excess of Other Assets	(4,192,528)	(0.8)
	Net Assets	$532,691,568	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2022 (continued)

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2022.

Sector Diversification	Percentage of Net Assets
Financials	21.1%
Health Care	16.0
Industrials	11.2
Consumer Staples	9.9
Energy	8.3
Sector Diversification	Percentage of Net Assets
Utilities	6.7
Information Technology	6.6
Communication Services	5.4
Materials	5.2
Consumer Discretionary	4.8
Real Estate	3.8
Exchange-Traded Funds	0.4
Short-Term Investments	1.4
Liabilities in Excess of Other Assets	(0.8)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock
Australia	$2,702,532	$13,936,039	$—	$16,638,571
Belgium	—	572,433	—	572,433
Canada	13,723,229	—	—	13,723,229
China	—	882,647	—	882,647
Denmark	—	2,227,412	—	2,227,412
Finland	—	1,381,167	—	1,381,167
France	—	16,081,871	—	16,081,871
Germany	—	3,894,295	—	3,894,295
Hong Kong	1,511,730	8,799,526	—	10,311,256
Ireland	1,102,613	1,910,599	—	3,013,212
Israel	—	2,170,329	—	2,170,329
Italy	—	5,743,797	—	5,743,797
Japan	—	39,636,367	—	39,636,367
Netherlands	—	6,786,488	—	6,786,488
New Zealand	—	674,720	—	674,720
Singapore	—	542,534	—	542,534
Spain	—	6,859,392	—	6,859,392
Switzerland	—	12,973,242	—	12,973,242
United Kingdom	3,465,310	21,980,124	—	25,445,434
United States	357,909,519	—	—	357,909,519
Total Common Stock	380,414,933	147,052,982	—	527,467,915
Exchange-Traded Funds	1,877,243	—	—	1,877,243
Short-Term Investments	1,159,000	6,379,938	—	7,538,938
Total Investments, at fair value	$383,451,176	$153,432,920	$—	$536,884,096

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

Voya Global High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $508,652,543.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$50,444,534
Gross Unrealized Depreciation	(22,180,515)
Net Unrealized Appreciation	$28,264,019
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2022

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: 50.9%
9,000,000	Federal Farm Credit Banks Funding Corp., 4.710%, (FEDL01 + 0.380%), 05/11/2023	$9,010,898	1.7
44,000,000	Federal Home Loan Bank Discount Notes, 4.230%, 03/10/2023	43,634,273	8.3
71,000,000	Federal Home Loan Bank Discount Notes, 4.290%, 02/08/2023	70,684,969	13.5
15,000,000	Federal Home Loan Bank Discount Notes, 4.492%, 03/03/2023	14,888,675	2.9
15,000,000	Federal Home Loan Bank Discount Notes, 4.499%, 03/23/2023	14,852,513	2.8
6,000,000	Federal Home Loan Bank Discount Notes, 4.521%, 03/08/2023	5,951,490	1.1
64,000,000	Federal Home Loan Bank Discount Notes, 4.540%, 03/15/2023	63,425,389	12.1
1,600,000	Federal Home Loan Banks, 4.320%, (SOFRRATE + 0.020%), 01/03/2023	1,599,998	0.3
6,000,000	Federal Home Loan Banks, 4.320%, (SOFRRATE + 0.020%), 01/11/2023	5,999,965	1.2
29,000,000	Federal Home Loan Banks, 4.320%, (SOFRRATE + 0.020%), 03/24/2023	29,000,000	5.6
7,250,000	Federal Home Loan Banks, 4.330%, (SOFRRATE + 0.030%), 04/14/2023	7,250,000	1.4
	Total U.S. Government Agency Debt (Cost $266,298,170)	266,298,170	50.9
U.S. TREASURY DEBT: 24.8%
129,500,000	United States Treasury Floating Rate Note, 4.432%, (USBMMY3M + 0.034%), 04/30/2023	129,600,776	24.8
	Total U.S. Treasury Debt (Cost $129,600,776)	129,600,776	24.8
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY REPURCHASE AGREEMENT: 20.3%
105,978,000	Deutsche Bank Repurchase Agreement dated 12/30/22, 4.250%, due 01/03/23, $106,028,045 to be received upon repurchase (Collateralized by $127,476,038, U.S. Treasury Interest, 0.000%, Market Value plus accrued interest $109,157,340 due 8/15/24-2/15/35), 4.250%, 01/03/2023	$105,978,000	20.3
	Total U.S. Treasury Repurchase Agreement (Cost $105,978,000)	105,978,000	20.3

Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: 1.4%
7,500,000 (1)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.143%, 10/03/22	7,500,000	1.4
	Total Investment Companies (Cost $7,500,000)	7,500,000	1.4
	Total Investments in Securities (Cost $509,376,946)	$509,376,946	97.4
	Assets in Excess of Other Liabilities	13,800,304	2.6
	Net Assets	$523,177,250	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Rate shown is the 7-day yield as of December 31, 2022.

Reference Rate Abbreviations:
FEDL01
Federal Funds Effective Rate

SOFRRATE
1-day Secured Overnight Financing Rate

USBMMY3M
U.S. Treasury 3-month Bill Money Market Yield

At December 31, 2022, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2022 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
U.S. Government Agency Debt	$—	$266,298,170	$—	$266,298,170
Investment Companies	7,500,000	—	—	7,500,000
U.S. Treasury Debt	—	129,600,776	—	129,600,776
U.S. Treasury Repurchase Agreement	—	105,978,000	—	105,978,000
Total Investments, at fair value	$7,500,000	$501,876,946	$—	$509,376,946

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31,2022:
Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$105,978,000	$(105,978,000)	$—
Totals	$105,978,000	$(105,978,000)	$—

(1)
Collateral with a fair value of $109,157,340 has been pledged in connection with the above government repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.8%
	Communication Services: 7.7%
220,032	Activision Blizzard, Inc.	$16,843,450	1.0
2,595,193	AT&T, Inc.	47,777,503	2.7
910,231 (1)	Paramount Global - Class B	15,364,699	0.9
974,762 (2)	Pinterest, Inc.	23,667,221	1.3
355,788 (2)	Walt Disney Co.	30,910,862	1.8
		134,563,735	7.7
	Consumer Discretionary: 9.0%
774,964 (2)	Amazon.com, Inc.	65,096,976	3.7
250,723 (2)	Aptiv PLC	23,349,833	1.3
503,012 (2)	Caesars Entertainment, Inc.	20,925,300	1.2
221,172 (2)	Expedia Group, Inc.	19,374,667	1.1
281,424 (1)	Ralph Lauren Corp.	29,738,074	1.7
		158,484,850	9.0
	Consumer Staples: 5.8%
510,604	Coca-Cola Co.	32,479,520	1.8
640,538	Kraft Heinz Co.	26,076,302	1.5
431,847	Philip Morris International, Inc.	43,707,235	2.5
		102,263,057	5.8
	Energy: 5.5%
781,909	BP PLC ADR	27,312,081	1.6
261,026	ConocoPhillips	30,801,068	1.7
124,308	Diamondback Energy, Inc.	17,002,848	1.0
165,140	Valero Energy Corp.	20,949,661	1.2
		96,065,658	5.5
	Financials: 12.5%
326,029	Apollo Global Management, Inc.	20,797,390	1.2
103,449	Arthur J. Gallagher & Co.	19,504,274	1.1
564,682	Bank of New York Mellon Corp.	25,704,325	1.5
61,180	Everest Re Group Ltd.	20,267,098	1.1
68,479	Goldman Sachs Group, Inc.	23,514,319	1.3
452,729	JPMorgan Chase & Co.	60,710,959	3.5
308,329	Nasdaq, Inc.	18,915,984	1.1
686,224	Truist Financial Corp.	29,528,219	1.7
		218,942,568	12.5
	Health Care: 15.3%
356,259 (1)	Alcon, Inc.	24,421,554	1.4
849,628 (2)	Boston Scientific Corp.	39,312,288	2.2
445,062	Bristol-Myers Squibb Co.	32,022,211	1.8
81,214	Eli Lilly & Co.	29,711,330	1.7
68,039	Humana, Inc.	34,848,895	2.0
79,407	McKesson Corp.	29,787,154	1.7
124,025	Quest Diagnostics, Inc.	19,402,471	1.1
72,931	Thermo Fisher Scientific, Inc.	40,162,372	2.3
66,322 (2)	Vertex Pharmaceuticals, Inc.	19,152,467	1.1
		268,820,742	15.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 7.7%
350,483	Emerson Electric Co.	$33,667,397	1.9
948,015	Howmet Aerospace, Inc.	37,361,271	2.2
813,439	nVent Electric PLC	31,292,998	1.8
89,537 (2)	United Rentals, Inc.	31,823,241	1.8
		134,144,907	7.7
	Information Technology: 26.1%
157,522	Analog Devices, Inc.	25,838,334	1.5
953,852	Apple, Inc.	123,933,990	7.1
77,735	Broadcom, Inc.	43,463,971	2.5
380,192	Dolby Laboratories, Inc.	26,818,744	1.5
524,686	Microsoft Corp.	125,830,196	7.2
118,843	Motorola Solutions, Inc.	30,627,030	1.7
152,335 (2)	Palo Alto Networks, Inc.	21,256,826	1.2
52,652 (2)	Paycom Software, Inc.	16,338,442	0.9
56,546	Roper Technologies, Inc.	24,432,961	1.4
48,838 (2)	ServiceNow, Inc.	18,962,330	1.1
		457,502,824	26.1
	Materials: 3.9%
75,830	Air Products & Chemicals, Inc.	23,375,356	1.3
289,131	Alcoa Corp.	13,146,786	0.8
139,854	CF Industries Holdings, Inc.	11,915,561	0.7
242,463	Eastman Chemical Co.	19,746,187	1.1
		68,183,890	3.9
	Real Estate: 3.0%
206,145	ProLogis, Inc.	23,238,726	1.3
137,693	Ryman Hospitality Properties	11,260,534	0.7
268,362	Welltower, Inc.	17,591,129	1.0
		52,090,389	3.0
	Utilities: 3.3%
137,100	Entergy Corp.	15,423,750	0.9
274,872	NextEra Energy, Inc.	22,979,299	1.3
311,004	Public Service Enterprise Group, Inc.	19,055,215	1.1
		57,458,264	3.3
	Total Common Stock (Cost $1,590,452,732)	1,748,520,884	99.8
OTHER(3): —%
	Utilities: —%
10,000,000 (4)(5)	Southern Energy (Escrow)	—	—
	Total Other (Cost $—)	—	—
	Total Long-Term Investments (Cost $1,590,452,732)	1,748,520,884	99.8

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Repurchase Agreements: 1.4%
5,810,100 (6)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $5,812,838, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $5,926,302, due 01/15/23-11/20/72)	$5,810,100	0.3
5,520,291 (6)	Citadel Securities LLC, Repurchase Agreement dated 12/30/22, 4.41%, due 01/03/23 (Repurchase Amount $5,522,959, collateralized by various U.S. Government Securities, 0.125%-6.250%, Market Value plus accrued interest $5,633,456, due 04/15/23-11/15/52)	5,520,291	0.3
71,560 (6)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/30/22, 4.26%, due 01/03/23 (Repurchase Amount $71,593, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $72,991, due 01/10/23-06/29/23)	71,560	0.0
2,445,106 (6)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $2,446,258, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.550%-8.250%, Market Value plus accrued interest $2,495,200, due 03/01/23-11/20/72)	2,445,106	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
5,810,114 (6)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $5,812,877, collateralized by various U.S. Government Securities, 0.000%- 4.435%, Market Value plus accrued interest $5,926,317, due 01/03/23-09/09/49)	$5,810,114	0.3
5,302,822 (6)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $5,305,344, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $5,408,904, due 01/15/24-02/15/51)	5,302,822	0.3
	Total Repurchase Agreements (Cost $24,959,993)	24,959,993	1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
2,315,000 (7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150%
	(Cost $2,315,000)	2,315,000	0.2
	Total Short-Term Investments (Cost $27,274,993)	27,274,993	1.6
	Total Investments in Securities (Cost $1,617,727,725)	$1,775,795,877	101.4
	Liabilities in Excess of Other Assets	(24,449,549)	(1.4)
	Net Assets	$1,751,346,328	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2022 (continued)

(1)
Security, or a portion of the security, is on loan.

(2)
Non-income producing security.

(3)
Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(4)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)
Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2022, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(6)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$1,748,520,884	$—	$—	$1,748,520,884
Other	—	—	—	—
Short-Term Investments	2,315,000	24,959,993	—	27,274,993
Total Investments, at fair value	$1,750,835,884	$24,959,993	$—	$1,775,795,877

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2022, Voya Growth and Income Portfolio held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Southern Energy (Escrow)	11/30/2005	$—	$—
		$—	$—
At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,626,524,081.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$343,408,673
Gross Unrealized Depreciation	(194,136,830)
Net Unrealized Appreciation	$149,271,843
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 20.0%
	Basic Materials: 0.2%
445,000 (1)	Anglo American Capital PLC, 2.250%, 03/17/2028	$374,970	0.0
1,250,000 (1)	Anglo American Capital PLC, 3.625%, 09/11/2024	1,210,275	0.1
276,000 (1)	Anglo American Capital PLC, 5.625%, 04/01/2030	274,669	0.0
500,000	Dow Chemical Co/The, 4.625%, 10/01/2044	416,648	0.0
342,000 (2)	Dow Chemical Co/The, 6.300%, 03/15/2033	360,891	0.0
409,000	Dow Chemical Co/The, 6.900%, 05/15/2053	446,549	0.0
1,366,000	Mosaic Co/The, 5.450%, 11/15/2033	1,332,856	0.1
143,000	Rio Tinto Finance USA Ltd., 2.750%, 11/02/2051	95,281	0.0
1,147,000	Steel Dynamics, Inc., 1.650%, 10/15/2027	963,035	0.0
362,000	Teck Resources Ltd., 5.400%, 02/01/2043	323,078	0.0
		5,798,252	0.2
	Communications: 1.7%
981,000	Amazon.com, Inc., 2.100%, 05/12/2031	803,628	0.0
2,340,000	Amazon.com, Inc., 2.875%, 05/12/2041	1,755,394	0.1
642,000 (2)	Amazon.com, Inc., 3.600%, 04/13/2032	589,407	0.0
411,000	Amazon.com, Inc., 3.950%, 04/13/2052	342,457	0.0
652,000	Amazon.com, Inc., 4.100%, 04/13/2062	541,997	0.0
701,000	Amazon.com, Inc., 4.550%, 12/01/2027	699,948	0.0
935,000	Amazon.com, Inc., 4.700%, 12/01/2032	928,521	0.1
1,803,000	AT&T, Inc., 2.550%, 12/01/2033	1,390,907	0.1
1,240,000	AT&T, Inc., 3.550%, 09/15/2055	832,958	0.0
1,532,000	AT&T, Inc., 3.650%, 09/15/2059	1,032,490	0.1
764,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	616,329	0.0
446,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.850%, 04/01/2061	259,519	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
451,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.900%, 06/01/2052	$284,821	0.0
1,018,000	Comcast Corp., 2.650%, 02/01/2030	883,007	0.1
1,417,000	Comcast Corp., 2.887%, 11/01/2051	916,457	0.1
529,000	Comcast Corp., 3.900%, 03/01/2038	457,968	0.0
900,000	Comcast Corp., 3.999%, 11/01/2049	714,629	0.0
3,290,000	Comcast Corp., 4.000%, 03/01/2048	2,654,060	0.1
596,000	Comcast Corp., 5.350%, 11/15/2027	609,748	0.0
474,000	Comcast Corp., 5.500%, 11/15/2032	495,779	0.0
588,000	Corning, Inc., 5.450%, 11/15/2079	510,784	0.0
485,000	Meta Platforms, Inc., 3.500%, 08/15/2027	452,839	0.0
1,554,000	Meta Platforms, Inc., 3.850%, 08/15/2032	1,371,881	0.1
1,113,000	Meta Platforms, Inc., 4.450%, 08/15/2052	890,224	0.1
1,698,000	Meta Platforms, Inc., 4.650%, 08/15/2062	1,371,382	0.1
738,000 (1)	NBN Co. Ltd., 1.450%, 05/05/2026	651,995	0.0
550,000 (1)(2)	NBN Co. Ltd., 1.625%, 01/08/2027	475,495	0.0
1,004,000 (2)	Paramount Global, 4.950%, 05/19/2050	734,226	0.0
120,000	Paramount Global, 5.250%, 04/01/2044	92,650	0.0
575,000	Paramount Global, 5.850%, 09/01/2043	479,670	0.0
257,000 (1)	Rogers Communications, Inc., 3.800%, 03/15/2032	222,476	0.0
588,000 (1)	Rogers Communications, Inc., 4.550%, 03/15/2052	458,592	0.0
1,000,000	Time Warner Cable LLC, 5.500%, 09/01/2041	833,626	0.1
3,754,000	Time Warner Cable LLC, 5.875%, 11/15/2040	3,284,855	0.2
527,000	T-Mobile USA, Inc., 2.050%, 02/15/2028	453,501	0.0
178,000	T-Mobile USA, Inc., 2.250%, 02/15/2026	162,249	0.0
614,000	T-Mobile USA, Inc., 2.625%, 02/15/2029	520,599	0.0
526,000	T-Mobile USA, Inc., 3.500%, 04/15/2031	455,371	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications (continued)
640,000	T-Mobile USA, Inc., 3.750%, 04/15/2027	$603,789	0.0
198,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	179,816	0.0
851,000	T-Mobile USA, Inc., 4.375%, 04/15/2040	729,742	0.0
537,000	T-Mobile USA, Inc., 4.500%, 04/15/2050	444,145	0.0
1,543,000	Verizon Communications, Inc., 2.355%, 03/15/2032	1,227,221	0.1
417,000	Verizon Communications, Inc., 2.987%, 10/30/2056	256,258	0.0
779,000	Verizon Communications, Inc., 3.400%, 03/22/2041	588,813	0.0
1,119,000	Verizon Communications, Inc., 3.700%, 03/22/2061	786,028	0.0
2,000,000	Verizon Communications, Inc., 3.850%, 11/01/2042	1,593,953	0.1
980,000	Verizon Communications, Inc., 4.400%, 11/01/2034	903,270	0.1
116,000	Verizon Communications, Inc., 4.500%, 08/10/2033	108,914	0.0
770,000	Verizon Communications, Inc., 4.750%, 11/01/2041	705,549	0.0
2,750,000	Verizon Communications, Inc., 4.812%, 03/15/2039	2,530,460	0.1
286,000	Vodafone Group PLC, 4.375%, 02/19/2043	230,141	0.0
477,000	Vodafone Group PLC, 5.125%, 06/19/2059	410,368	0.0
		41,530,906	1.7
	Consumer, Cyclical: 1.2%
48,064 (1)	Alaska Airlines 2020-1 Class A Pass Through Trust, 4.800%, 02/15/2029	45,831	0.0
38,065	American Airlines 2015-2 Class AA Pass Through Trust, 3.600%, 03/22/2029	34,218	0.0
9,287	American Airlines 2016-1 Class AA Pass Through Trust, 3.575%, 07/15/2029	8,309	0.0
2,331,900	American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/2029	2,027,449	0.1
93,800	American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/2031	81,201	0.0
551,935	Delta Air Lines 2020-1 Class A Pass Through Trust, 2.500%, 12/10/2029	469,473	0.0
218,000 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	205,249	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
935,000	General Motors Co., 6.125%, 10/01/2025	$952,525	0.0
1,027,000	General Motors Financial Co., Inc., 2.350%, 02/26/2027	898,336	0.0
985,000	General Motors Financial Co., Inc., 3.950%, 04/13/2024	966,084	0.1
1,893,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	1,801,438	0.1
1,527,000	General Motors Financial Co., Inc., 5.000%, 04/09/2027	1,481,493	0.1
2,878,000 (1)	Harley-Davidson Financial Services, Inc., 3.050%, 02/14/2027	2,567,121	0.1
858,000	Hasbro, Inc., 3.000%, 11/19/2024	824,956	0.0
794,000	Hasbro, Inc., 3.550%, 11/19/2026	745,662	0.0
803,000	Home Depot, Inc./The, 4.500%, 09/15/2032	786,594	0.0
1,150,000 (2)	Home Depot, Inc./The, 4.950%, 09/15/2052	1,110,845	0.1
496,000	Lowe’s Cos, Inc., 4.250%, 04/01/2052	395,708	0.0
260,000	Lowe’s Cos, Inc., 4.450%, 04/01/2062	203,475	0.0
452,690 (1)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	451,061	0.0
547,000	Target Corp., 2.950%, 01/15/2052	377,825	0.0
1,185,000	Target Corp., 4.500%, 09/15/2032	1,153,820	0.1
313,000	Toyota Motor Credit Corp., 1.900%, 01/13/2027	279,750	0.0
375,000 (2)	Toyota Motor Credit Corp., 4.450%, 06/29/2029	368,003	0.0
1,150,000	Toyota Motor Credit Corp., 4.550%, 09/20/2027	1,136,140	0.1
363,112	United Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	351,903	0.0
512,705	United Airlines 2014-1 Class A Pass Through Trust, 4.000%, 10/11/2027	477,100	0.0
439,207	United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/2030	355,741	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
3,577,662	United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/2030	$3,050,018	0.1
573,032	United Airlines 2019-2 Class A Pass Through Trust, 2.900%, 11/01/2029	461,106	0.0
1,576,024	United Airlines 2020-1 Class A Pass Through Trust, 5.875%, 04/15/2029	1,556,055	0.1
1,668,820	US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	1,615,689	0.1
575,000	Walmart, Inc., 4.500%, 09/09/2052	550,586	0.0
1,505,000 (1)	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	1,357,439	0.1
288,000 (1)	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	221,364	0.0
438,000 (1)	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	320,102	0.0
		29,689,669	1.2
	Consumer, Non-cyclical: 3.3%
109,000	Abbott Laboratories, 4.900%, 11/30/2046	106,885	0.0
1,663,000	AbbVie, Inc., 2.600%, 11/21/2024	1,592,122	0.1
732,000	AbbVie, Inc., 4.050%, 11/21/2039	629,613	0.0
1,257,000	AbbVie, Inc., 4.300%, 05/14/2036	1,136,551	0.1
1,964,000	AbbVie, Inc., 4.400%, 11/06/2042	1,712,582	0.1
579,000	AbbVie, Inc., 4.500%, 05/14/2035	538,405	0.0
292,000	AbbVie, Inc., 4.550%, 03/15/2035	274,088	0.0
1,700,000	AbbVie, Inc., 4.625%, 10/01/2042	1,517,763	0.1
2,403,000	Aetna, Inc., 4.500%, 05/15/2042	2,084,732	0.1
327,000 (1)	Alcon Finance Corp., 5.375%, 12/06/2032	329,688	0.0
474,000 (1)	Alcon Finance Corp., 5.750%, 12/06/2052	477,667	0.0
473,000	Altria Group, Inc., 2.450%, 02/04/2032	357,992	0.0
918,000	Altria Group, Inc., 3.700%, 02/04/2051	578,404	0.0
301,000	Altria Group, Inc., 4.800%, 02/14/2029	289,446	0.0
730,000	Altria Group, Inc., 5.800%, 02/14/2039	675,956	0.0
543,000	Altria Group, Inc., 5.950%, 02/14/2049	485,363	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,375,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	$1,303,802	0.1
3,000,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	2,742,347	0.1
1,260,000	Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	1,262,820	0.1
2,362,000	BAT Capital Corp., 2.259%, 03/25/2028	1,964,194	0.1
483,000	BAT Capital Corp., 2.726%, 03/25/2031	377,960	0.0
140,000	BAT Capital Corp., 3.557%, 08/15/2027	128,121	0.0
866,000	BAT Capital Corp., 3.734%, 09/25/2040	590,881	0.0
419,000	BAT Capital Corp., 4.390%, 08/15/2037	327,139	0.0
1,250,000	BAT International Finance PLC, 4.448%, 03/16/2028	1,159,898	0.1
1,150,000	Baxter International, Inc., 2.272%, 12/01/2028	982,911	0.1
1,158,000	Bristol-Myers Squibb Co., 3.700%, 03/15/2052	906,831	0.0
1,757,000	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	1,570,850	0.1
374,000 (1)	Cargill, Inc., 2.125%, 04/23/2030	308,788	0.0
831,000 (1)	Cargill, Inc., 2.125%, 11/10/2031	658,154	0.0
310,000 (1)	Cargill, Inc., 3.125%, 05/25/2051	215,026	0.0
388,000 (1)	Cargill, Inc., 4.375%, 04/22/2052	338,499	0.0
374,000 (1)	Cargill, Inc., 5.125%, 10/11/2032	375,850	0.0
1,137,000	Centene Corp., 3.000%, 10/15/2030	934,619	0.1
2,195,000	Cigna Corp., 3.250%, 04/15/2025	2,115,659	0.1
271,000	Cigna Corp., 3.400%, 03/15/2050	193,323	0.0
3,900,000	Cigna Corp., 4.800%, 08/15/2038	3,635,506	0.2
346,000	Cigna Corp., 4.900%, 12/15/2048	313,574	0.0
1,168,000 (1)	CSL Finance PLC, 4.250%, 04/27/2032	1,103,155	0.1
404,000 (1)	CSL Finance PLC, 4.625%, 04/27/2042	361,980	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
668,000 (1)	CSL Finance PLC, 4.750%, 04/27/2052	$607,164	0.0
278,000 (1)	CSL Finance PLC, 4.950%, 04/27/2062	247,537	0.0
798,000	CVS Health Corp., 2.700%, 08/21/2040	554,297	0.0
1,075,000	CVS Health Corp., 3.875%, 07/20/2025	1,050,060	0.1
1,886,000	CVS Health Corp., 4.125%, 04/01/2040	1,576,884	0.1
3,000,000	CVS Health Corp., 4.780%, 03/25/2038	2,744,769	0.1
375,000	CVS Health Corp., 5.050%, 03/25/2048	338,488	0.0
159,000	CVS Health Corp., 5.125%, 07/20/2045	145,691	0.0
49,540	CVS Pass-Through Trust, 6.943%, 01/10/2030	50,462	0.0
1,237,000 (1)	Fresenius Medical Care US Finance III, Inc., 1.875%, 12/01/2026	1,050,565	0.1
1,000,000	Global Payments, Inc., 1.200%, 03/01/2026	872,758	0.0
670,000	Global Payments, Inc., 2.650%, 02/15/2025	630,895	0.0
1,676,000	Global Payments, Inc., 3.200%, 08/15/2029	1,428,128	0.1
385,000	Global Payments, Inc., 5.950%, 08/15/2052	350,012	0.0
614,000	GSK Consumer Healthcare Capital US LLC, 3.375%, 03/24/2029	553,397	0.0
218,000	HCA, Inc., 2.375%, 07/15/2031	170,225	0.0
440,000 (1)	HCA, Inc., 3.125%, 03/15/2027	400,681	0.0
211,000	HCA, Inc., 3.500%, 09/01/2030	182,478	0.0
1,166,000	HCA, Inc., 4.125%, 06/15/2029	1,066,891	0.1
670,000 (1)	HCA, Inc., 4.375%, 03/15/2042	536,403	0.0
1,604,000	HCA, Inc., 4.500%, 02/15/2027	1,548,285	0.1
772,000	HCA, Inc., 5.250%, 04/15/2025	768,183	0.0
1,115,000	Humana, Inc., 1.350%, 02/03/2027	965,588	0.1
178,000	Humana, Inc., 3.125%, 08/15/2029	156,405	0.0
305,000	Humana, Inc., 5.750%, 03/01/2028	311,983	0.0
407,000	Johnson & Johnson, 3.625%, 03/03/2037	363,207	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
296,000	Kraft Heinz Foods Co., 5.000%, 06/04/2042	$269,076	0.0
294,000	Kraft Heinz Foods Co., 5.200%, 07/15/2045	272,699	0.0
1,870,000 (1)	Mars, Inc., 3.875%, 04/01/2039	1,594,709	0.1
405,000	Merck & Co., Inc., 2.750%, 12/10/2051	272,577	0.0
884,000	Mylan, Inc., 5.200%, 04/15/2048	661,647	0.0
910,000 (1)	Nestle Holdings, Inc., 3.900%, 09/24/2038	813,194	0.0
1,116,000 (1)	Nestle Holdings, Inc., 4.125%, 10/01/2027	1,091,670	0.1
801,000 (1)	Nestle Holdings, Inc., 4.700%, 01/15/2053	758,249	0.0
233,000	PayPal Holdings, Inc., 2.300%, 06/01/2030	191,939	0.0
1,033,000 (2)	PayPal Holdings, Inc., 4.400%, 06/01/2032	975,347	0.1
2,526,000	PayPal Holdings, Inc., 5.250%, 06/01/2062	2,309,487	0.1
385,000	Reynolds American, Inc., 5.700%, 08/15/2035	348,784	0.0
560,000	Reynolds American, Inc., 5.850%, 08/15/2045	479,320	0.0
624,000	Reynolds American, Inc., 6.150%, 09/15/2043	559,144	0.0
480,000 (1)	Roche Holdings, Inc., 2.607%, 12/13/2051	313,147	0.0
537,000	Royalty Pharma PLC, 1.200%, 09/02/2025	481,097	0.0
796,000	Royalty Pharma PLC, 1.750%, 09/02/2027	674,957	0.0
329,000	S&P Global, Inc., 1.250%, 08/15/2030	253,777	0.0
1,000,000 (1)	S&P Global, Inc., 2.700%, 03/01/2029	882,261	0.0
1,252,000 (1)	S&P Global, Inc., 2.900%, 03/01/2032	1,071,387	0.1
1,217,000 (1)	S&P Global, Inc., 3.700%, 03/01/2052	945,410	0.1
342,000	Thermo Fisher Scientific, Inc., 4.800%, 11/21/2027	343,718	0.0
830,000 (1)(2)	Triton Container International Ltd., 2.050%, 04/15/2026	721,721	0.0
482,000 (1)	Triton Container International Ltd., 3.150%, 06/15/2031	375,676	0.0
485,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	353,755	0.0
245,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	185,109	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
1,111,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	$912,543	0.0
493,000	UnitedHealth Group, Inc., 3.750%, 10/15/2047	394,445	0.0
265,000	UnitedHealth Group, Inc., 4.750%, 05/15/2052	246,149	0.0
1,024,000	UnitedHealth Group, Inc., 5.300%, 02/15/2030	1,057,723	0.1
838,000	UnitedHealth Group, Inc., 5.350%, 02/15/2033	867,317	0.0
699,000	UnitedHealth Group, Inc., 5.875%, 02/15/2053	759,353	0.0
586,000	UnitedHealth Group, Inc., 6.050%, 02/15/2063	640,107	0.0
265,000	Utah Acquisition Sub, Inc., 5.250%, 06/15/2046	201,364	0.0
553,000	Viatris, Inc., 2.700%, 06/22/2030	433,529	0.0
1,663,000	Viatris, Inc., 3.850%, 06/22/2040	1,120,301	0.1
124,000	Viatris, Inc., 4.000%, 06/22/2050	76,829	0.0
		79,240,097	3.3
	Energy: 1.8%
277,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 2.061%, 12/15/2026	248,652	0.0
366,000	BP Capital Markets America, Inc., 1.749%, 08/10/2030	292,617	0.0
321,000	BP Capital Markets America, Inc., 2.772%, 11/10/2050	206,371	0.0
752,000 (3)	BP Capital Markets PLC, 4.875%, 12/31/2199	660,350	0.0
205,000	Canadian Natural Resources Ltd., 6.750%, 02/01/2039	212,917	0.0
3,558,000	Coterra Energy, Inc., 3.900%, 05/15/2027	3,327,638	0.2
181,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	159,191	0.0
885,000	Diamondback Energy, Inc., 6.250%, 03/15/2033	901,007	0.0
796,000	Diamondback Energy, Inc., 6.250%, 03/15/2053	773,490	0.0
979,000 (3)	Enbridge, Inc., 5.750%, 07/15/2080	887,677	0.0
631,000 (3)	Enbridge, Inc., 7.375%, 01/15/2083	614,880	0.0
631,000 (3)	Enbridge, Inc., 7.625%, 01/15/2083	625,706	0.0
582,000	Energy Transfer L.P., 4.250%, 04/01/2024	571,810	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
154,000	Energy Transfer L.P., 4.900%, 03/15/2035	$137,689	0.0
1,625,000	Energy Transfer L.P., 5.300%, 04/01/2044	1,378,759	0.1
1,086,000	Energy Transfer L.P., 5.300%, 04/15/2047	908,869	0.1
845,000	Energy Transfer L.P., 5.350%, 05/15/2045	720,220	0.0
2,009,000	Energy Transfer L.P., 5.750%, 02/15/2033	1,969,393	0.1
399,000	Energy Transfer L.P., 5.800%, 06/15/2038	366,791	0.0
1,067,000	Energy Transfer L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	1,059,550	0.1
1,385,000	Enterprise Products Operating LLC, 3.750%, 02/15/2025	1,347,762	0.1
453,000	Enterprise Products Operating LLC, 3.950%, 01/31/2060	329,187	0.0
218,000	Enterprise Products Operating LLC, 4.200%, 01/31/2050	172,454	0.0
1,200,000 (3)	Enterprise Products Operating LLC, 7.630%, 08/16/2077	1,087,713	0.1
826,000	Equinor ASA, 3.125%, 04/06/2030	743,583	0.0
1,000,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	983,633	0.1
920,000	Kinder Morgan Energy Partners L.P., 5.400%, 09/01/2044	831,142	0.0
786,000	Kinder Morgan, Inc., 5.550%, 06/01/2045	720,362	0.0
639,000	Marathon Petroleum Corp., 4.750%, 09/15/2044	536,376	0.0
543,000	Marathon Petroleum Corp., 5.000%, 09/15/2054	455,933	0.0
752,000	Marathon Petroleum Corp., 5.125%, 12/15/2026	748,433	0.0
1,100,000	MPLX L.P., 4.000%, 03/15/2028	1,025,087	0.1
202,000	MPLX L.P., 4.700%, 04/15/2048	160,292	0.0
504,000	MPLX L.P., 5.200%, 12/01/2047	431,046	0.0
309,000	MPLX L.P., 5.500%, 02/15/2049	273,051	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
611,000 (1)	Northern Natural Gas Co., 3.400%, 10/16/2051	$414,742	0.0
350,000	ONEOK Partners L.P., 6.125%, 02/01/2041	331,632	0.0
908,000	ONEOK Partners L.P., 6.200%, 09/15/2043	866,140	0.0
112,000	ONEOK, Inc., 3.100%, 03/15/2030	94,102	0.0
766,000	ONEOK, Inc., 5.850%, 01/15/2026	776,048	0.0
510,000	Phillips 66, 0.900%, 02/15/2024	487,637	0.0
399,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.550%, 12/15/2029	346,823	0.0
761,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.800%, 09/15/2030	663,160	0.0
1,779,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	1,742,662	0.1
500,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.900%, 02/15/2045	389,297	0.0
982,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	924,819	0.1
906,000	Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	889,740	0.0
584,000 (1)	Santos Finance Ltd., 3.649%, 04/29/2031	464,746	0.0
587,000	Shell International Finance BV, 4.000%, 05/10/2046	481,464	0.0
1,262,000	Shell International Finance BV, 4.125%, 05/11/2035	1,174,689	0.1
201,000	Targa Resources Corp., 6.250%, 07/01/2052	190,725	0.0
1,136,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	1,027,285	0.1
2,000,000	TotalEnergies Capital Canada Ltd., 2.750%, 07/15/2023	1,975,209	0.1
500,000	TotalEnergies Capital International SA, 2.986%, 06/29/2041	374,519	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy (continued)
3,804,000	Williams Cos, Inc./The, 4.000%, 09/15/2025	$3,701,399	0.2
1,017,000	Williams Cos, Inc./The, 5.400%, 03/04/2044	926,746	0.1
		44,113,215	1.8
	Financial: 6.2%
600,000 (1)(3)	ABN AMRO Bank NV, 3.324%, 03/13/2037	435,114	0.0
69,000	Alleghany Corp., 3.250%, 08/15/2051	48,880	0.0
681,000	Alleghany Corp., 3.625%, 05/15/2030	633,258	0.0
25,000	Alleghany Corp., 4.900%, 09/15/2044	23,037	0.0
1,327,000 (3)	American Express Co., 4.420%, 08/03/2033	1,257,520	0.1
462,000	American Homes 4 Rent L.P., 2.375%, 07/15/2031	357,558	0.0
398,000	American Homes 4 Rent L.P., 3.625%, 04/15/2032	335,847	0.0
298,000	American Homes 4 Rent L.P., 4.300%, 04/15/2052	219,725	0.0
230,000	American International Group, Inc., 3.900%, 04/01/2026	223,071	0.0
419,000	American Tower Corp., 3.650%, 03/15/2027	391,962	0.0
842,000 (1)	Antares Holdings L.P., 2.750%, 01/15/2027	675,556	0.0
599,000 (1)(3)	ASB Bank Ltd., 5.284%, 06/17/2032	566,430	0.0
937,000	Assurant, Inc., 3.700%, 02/22/2030	795,567	0.0
445,000	Athene Holding Ltd., 6.650%, 02/01/2033	441,382	0.0
486,000	AvalonBay Communities, Inc., 5.000%, 02/15/2033	479,752	0.0
789,000 (1)	Aviation Capital Group LLC, 1.950%, 09/20/2026	669,380	0.0
503,000 (1)	Aviation Capital Group LLC, 3.500%, 11/01/2027	440,131	0.0
452,000 (1)	Aviation Capital Group LLC, 3.875%, 05/01/2023	448,383	0.0
863,000 (1)	Aviation Capital Group LLC, 5.500%, 12/15/2024	848,385	0.0
1,094,000 (1)	Avolon Holdings Funding Ltd., 2.528%, 11/18/2027	876,040	0.0
710,000 (1)	Avolon Holdings Funding Ltd., 2.750%, 02/21/2028	571,038	0.0
1,345,000 (1)	Avolon Holdings Funding Ltd., 4.250%, 04/15/2026	1,220,827	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,000,000 (3)	Banco Bilbao Vizcaya Argentaria SA, 6.138%, 09/14/2028	$1,002,923	0.1
1,000,000	Banco Santander SA, 2.746%, 05/28/2025	936,779	0.1
600,000 (3)	Banco Santander SA, 3.225%, 11/22/2032	454,454	0.0
3,495,000 (3)	Bank of America Corp., 1.197%, 10/24/2026	3,110,653	0.1
3,375,000 (3)	Bank of America Corp., 1.530%, 12/06/2025	3,115,169	0.1
4,767,000 (3)	Bank of America Corp., 1.734%, 07/22/2027	4,182,308	0.2
1,668,000 (3)	Bank of America Corp., 1.843%, 02/04/2025	1,599,930	0.1
225,000 (3)	Bank of America Corp., 2.015%, 02/13/2026	209,028	0.0
1,506,000 (3)	Bank of America Corp., 2.087%, 06/14/2029	1,269,944	0.1
806,000 (3)	Bank of America Corp., 2.572%, 10/20/2032	633,260	0.0
405,000 (3)	Bank of America Corp., 2.676%, 06/19/2041	273,902	0.0
1,136,000 (3)	Bank of America Corp., 2.687%, 04/22/2032	911,964	0.0
814,000 (3)	Bank of America Corp., 3.194%, 07/23/2030	701,789	0.0
1,385,000 (3)	Bank of America Corp., 3.593%, 07/21/2028	1,277,204	0.1
727,000 (3)	Bank of America Corp., 3.846%, 03/08/2037	603,868	0.0
435,000 (3)	Bank of America Corp., 3.970%, 03/05/2029	402,153	0.0
158,000 (3)	Bank of America Corp., 4.083%, 03/20/2051	124,411	0.0
814,000 (3)	Bank of America Corp., 4.271%, 07/23/2029	760,592	0.0
856,000 (3)	Bank of America Corp., 4.571%, 04/27/2033	785,405	0.0
2,193,000 (3)	Bank of America Corp., 5.015%, 07/22/2033	2,088,492	0.1
512,000 (3)	Bank of America Corp., 6.204%, 11/10/2028	529,545	0.0
960,000 (3)	Bank of New York Mellon Corp./The, 5.834%, 10/25/2033	998,233	0.1
2,335,000 (3)	Bank of Nova Scotia/The, 4.588%, 05/04/2037	1,998,658	0.1
798,000 (1)	Blackstone Holdings Finance Co. LLC, 1.625%, 08/05/2028	650,986	0.0
363,000 (1)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	267,552	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,492,000 (1)	Blackstone Holdings Finance Co. LLC, 2.850%, 08/05/2051	$872,411	0.0
630,000 (1)	Blackstone Holdings Finance Co. LLC, 3.200%, 01/30/2052	404,594	0.0
1,168,000 (1)	Blackstone Holdings Finance Co. LLC, 6.200%, 04/22/2033	1,181,002	0.1
433,000	Blackstone Private Credit Fund, 4.000%, 01/15/2029	358,004	0.0
955,000 (1)	BPCE SA, 5.700%, 10/22/2023	948,108	0.1
725,000 (3)	Capital One Financial Corp., 1.878%, 11/02/2027	632,348	0.0
476,000 (3)	Capital One Financial Corp., 3.273%, 03/01/2030	407,886	0.0
771,000	CBRE Services, Inc., 2.500%, 04/01/2031	609,542	0.0
1,338,000	Chubb INA Holdings, Inc., 1.375%, 09/15/2030	1,041,701	0.1
561,000	CI Financial Corp., 4.100%, 06/15/2051	332,435	0.0
806,000 (3)	Citigroup, Inc., 1.462%, 06/09/2027	700,083	0.0
745,000 (1)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	547,029	0.0
1,661,000 (1)	Corebridge Financial, Inc., 3.850%, 04/05/2029	1,516,286	0.1
878,000 (1)	Corebridge Financial, Inc., 3.900%, 04/05/2032	769,230	0.0
2,333,000 (1)(3)	Corebridge Financial, Inc., 6.875%, 12/15/2052	2,166,635	0.1
718,000 (1)(3)	Credit Agricole SA, 4.750%, 12/31/2199	577,213	0.0
6,000,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	5,824,236	0.3
1,128,000	Credit Suisse AG/New York NY, 1.250%, 08/07/2026	913,988	0.1
1,030,000	Credit Suisse AG/New York NY, 5.000%, 07/09/2027	940,333	0.1
445,000	Crown Castle, Inc., 2.900%, 03/15/2027	405,406	0.0
760,000	CubeSmart L.P., 2.250%, 12/15/2028	627,776	0.0
1,870,000 (1)(3)	Danske Bank A/S, 1.621%, 09/11/2026	1,648,733	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
813,000 (1)(3)	Depository Trust & Clearing Corp./The, 3.375%, 12/31/2199	$644,303	0.0
251,000	Goldman Sachs Group, Inc., 6.750%, 10/01/2037	268,883	0.0
340,000	Hartford Financial Services Group, Inc./The, 5.950%, 10/15/2036	340,081	0.0
2,813,000 (1)	Hartford Financial Services Group, Inc./The, 6.731%, (US0003M + 2.125%), 02/12/2067	2,361,879	0.1
1,355,000 (3)	HSBC Holdings PLC, 1.589%, 05/24/2027	1,169,862	0.1
1,875,000 (3)	HSBC Holdings PLC, 2.206%, 08/17/2029	1,516,698	0.1
1,331,000 (3)	HSBC Holdings PLC, 2.633%, 11/07/2025	1,250,903	0.1
1,037,000 (3)	HSBC Holdings PLC, 2.999%, 03/10/2026	975,492	0.1
1,982,000 (3)	HSBC Holdings PLC, 4.041%, 03/13/2028	1,829,359	0.1
1,250,000	HSBC Holdings PLC, 4.300%, 03/08/2026	1,210,528	0.1
1,710,000 (3)	HSBC Holdings PLC, 4.600%, 12/31/2199	1,334,627	0.1
658,000 (3)	HSBC Holdings PLC, 5.210%, 08/11/2028	635,874	0.0
742,000 (3)	HSBC Holdings PLC, 7.390%, 11/03/2028	781,124	0.0
1,809,000 (1)	Intact Financial Corp., 5.459%, 09/22/2032	1,790,371	0.1
1,059,000	Intercontinental Exchange, Inc., 2.650%, 09/15/2040	738,480	0.0
3,319,000	Intercontinental Exchange, Inc., 4.600%, 03/15/2033	3,183,710	0.1
200,000 (1)	Intesa Sanpaolo SpA, 7.000%, 11/21/2025	204,194	0.0
507,000 (1)(3)	Intesa Sanpaolo SpA, 8.248%, 11/21/2033	515,789	0.0
1,839,000	Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	1,524,032	0.1
2,030,000 (3)	JPMorgan Chase & Co., 0.969%, 06/23/2025	1,893,428	0.1
1,184,000 (3)	JPMorgan Chase & Co., 1.040%, 02/04/2027	1,031,196	0.1
1,023,000 (3)	JPMorgan Chase & Co., 1.470%, 09/22/2027	886,981	0.0
754,000 (3)	JPMorgan Chase & Co., 1.578%, 04/22/2027	663,380	0.0
1,465,000 (3)	JPMorgan Chase & Co., 2.069%, 06/01/2029	1,226,096	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
381,000 (3)	JPMorgan Chase & Co., 2.182%, 06/01/2028	$333,711	0.0
1,537,000 (3)	JPMorgan Chase & Co., 2.545%, 11/08/2032	1,218,769	0.1
304,000 (3)	JPMorgan Chase & Co., 2.595%, 02/24/2026	286,052	0.0
2,438,000 (3)	JPMorgan Chase & Co., 2.947%, 02/24/2028	2,208,918	0.1
255,000 (3)	JPMorgan Chase & Co., 3.109%, 04/22/2051	168,181	0.0
853,000 (3)	JPMorgan Chase & Co., 3.964%, 11/15/2048	669,343	0.0
372,000 (3)	JPMorgan Chase & Co., 4.912%, 07/25/2033	355,300	0.0
2,593,000 (3)	JPMorgan Chase & Co., 5.717%, 09/14/2033	2,538,663	0.1
435,000	Kite Realty Group L.P., 4.000%, 10/01/2026	401,100	0.0
339,000 (1)	Liberty Mutual Group, Inc., 5.500%, 06/15/2052	305,900	0.0
2,640,000	Main Street Capital Corp., 3.000%, 07/14/2026	2,278,241	0.1
684,000	Main Street Capital Corp., 5.200%, 05/01/2024	674,561	0.0
620,000 (3)	Morgan Stanley, 0.791%, 01/22/2025	586,800	0.0
1,590,000 (3)	Morgan Stanley, 1.512%, 07/20/2027	1,381,723	0.1
1,340,000 (3)	Morgan Stanley, 1.593%, 05/04/2027	1,177,049	0.1
1,074,000 (3)	Morgan Stanley, 2.188%, 04/28/2026	998,952	0.1
1,117,000 (3)	Morgan Stanley, 2.239%, 07/21/2032	859,631	0.0
444,000 (3)	Morgan Stanley, 2.475%, 01/21/2028	395,138	0.0
499,000 (3)	Morgan Stanley, 2.720%, 07/22/2025	477,350	0.0
983,000 (3)	Morgan Stanley, 2.802%, 01/25/2052	609,414	0.0
1,562,000 (3)	Morgan Stanley, 3.591%, 07/22/2028	1,435,204	0.1
585,000 (3)	Morgan Stanley, 3.737%, 04/24/2024	581,912	0.0
538,000	Morgan Stanley, 3.875%, 01/27/2026	521,414	0.0
4,000,000	Morgan Stanley, 4.000%, 07/23/2025	3,909,868	0.2
1,821,000 (3)	Morgan Stanley, 5.297%, 04/20/2037	1,670,012	0.1
645,000 (3)	Morgan Stanley, 6.296%, 10/18/2028	666,980	0.0
4,375,000 (3)	Morgan Stanley, 6.342%, 10/18/2033	4,598,140	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,983,000	Northern Trust Corp., 6.125%, 11/02/2032	$2,097,306	0.1
1,611,000 (1)	Northwestern Mutual Global Funding, 1.700%, 06/01/2028	1,364,249	0.1
1,044,000	Old Republic International Corp., 3.850%, 06/11/2051	720,432	0.0
5,000,000	ORIX Corp., 3.250%, 12/04/2024	4,818,994	0.2
2,781,000 (3)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	2,410,179	0.1
295,000	Piedmont Operating Partnership L.P., 2.750%, 04/01/2032	207,204	0.0
1,130,000	Piedmont Operating Partnership L.P., 4.450%, 03/15/2024	1,110,722	0.1
388,000	Prologis L.P., 2.250%, 01/15/2032	308,556	0.0
365,000	Public Storage, 1.950%, 11/09/2028	312,054	0.0
167,000	Realty Income Corp., 3.950%, 08/15/2027	159,486	0.0
575,000	Realty Income Corp., 4.875%, 06/01/2026	572,566	0.0
448,000	Sabra Health Care L.P., 3.200%, 12/01/2031	334,366	0.0
640,000 (3)	Santander UK Group Holdings PLC, 2.469%, 01/11/2028	547,381	0.0
584,000	Sun Communities Operating L.P., 4.200%, 04/15/2032	515,949	0.0
467,000 (3)	Truist Financial Corp., 1.267%, 03/02/2027	414,281	0.0
2,470,000	UBS AG, 5.125%, 05/15/2024	2,443,183	0.1
750,000 (1)(3)	UBS Group AG, 1.364%, 01/30/2027	657,618	0.0
383,000 (1)(3)	UBS Group AG, 2.095%, 02/11/2032	289,222	0.0
452,000 (1)(3)	UBS Group AG, 2.746%, 02/11/2033	350,455	0.0
812,000 (1)(3)	UBS Group AG, 3.179%, 02/11/2043	560,696	0.0
633,000 (1)(3)	UBS Group AG, 4.751%, 05/12/2028	606,744	0.0
936,000 (3)	US Bancorp, 5.850%, 10/21/2033	974,725	0.1
163,000	Ventas Realty L.P., 5.700%, 09/30/2043	149,235	0.0
822,000	Visa, Inc., 4.150%, 12/14/2035	779,601	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
207,000	Visa, Inc., 4.300%, 12/14/2045	$190,074	0.0
370,000 (3)	Wells Fargo & Co., 2.164%, 02/11/2026	345,216	0.0
1,678,000 (3)	Wells Fargo & Co., 2.406%, 10/30/2025	1,588,003	0.1
471,000 (3)	Wells Fargo & Co., 3.068%, 04/30/2041	337,701	0.0
418,000 (3)	Wells Fargo & Co., 5.013%, 04/04/2051	370,358	0.0
1,750,000	XLIT Ltd., 5.500%, 03/31/2045	1,661,935	0.1
		150,757,111	6.2
	Industrial: 1.2%
410,000	Avnet, Inc., 5.500%, 06/01/2032	379,756	0.0
1,201,000	Berry Global, Inc., 0.950%, 02/15/2024	1,138,352	0.1
1,472,000	Berry Global, Inc., 1.650%, 01/15/2027	1,260,956	0.1
1,213,000	Boeing Co/The, 3.250%, 02/01/2028	1,103,672	0.1
446,000	Boeing Co/The, 3.250%, 02/01/2035	340,521	0.0
340,000 (2)	Boeing Co/The, 3.625%, 02/01/2031	298,744	0.0
120,000	Boeing Co/The, 3.850%, 11/01/2048	82,900	0.0
768,000	Boeing Co/The, 4.875%, 05/01/2025	762,811	0.0
980,000	Boeing Co/The, 5.150%, 05/01/2030	958,530	0.1
288,000	Boeing Co/The, 5.805%, 05/01/2050	268,494	0.0
1,161,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	948,551	0.0
1,435,000	Burlington Northern Santa Fe LLC, 4.450%, 01/15/2053	1,283,020	0.1
763,000	CSX Corp., 4.500%, 11/15/2052	666,624	0.0
1,684,000	CSX Corp., 4.650%, 03/01/2068	1,429,432	0.1
361,000	FedEx Corp., 3.900%, 02/01/2035	308,095	0.0
678,000	FedEx Corp., 4.400%, 01/15/2047	543,768	0.0
484,000	John Deere Capital Corp., 3.350%, 04/18/2029	448,292	0.0
740,000	John Deere Capital Corp., 4.350%, 09/15/2032	721,213	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
772,000 (1)(2)	Komatsu Finance America, Inc., 5.499%, 10/06/2027	$786,862	0.0
619,000	Lockheed Martin Corp., 5.700%, 11/15/2054	652,620	0.0
290,000	Lockheed Martin Corp., 5.900%, 11/15/2063	313,439	0.0
387,000	Norfolk Southern Corp., 4.100%, 05/15/2121	269,540	0.0
1,295,000 (1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.200%, 11/15/2025	1,140,757	0.1
1,661,000 (1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.700%, 06/15/2026	1,455,002	0.1
118,000	Raytheon Technologies Corp., 3.650%, 08/16/2023	117,023	0.0
1,423,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	1,298,501	0.1
2,066,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	1,867,667	0.1
1,070,000 (1)	Sealed Air Corp., 1.573%, 10/15/2026	925,326	0.0
1,322,000 (1)	SMBC Aviation Capital Finance DAC, 1.900%, 10/15/2026	1,126,968	0.1
2,250,000 (1)	TTX Co., 3.600%, 01/15/2025	2,170,911	0.1
582,000 (1)	TTX Co., 5.650%, 12/01/2052	588,380	0.0
1,190,000	Union Pacific Corp., 3.500%, 02/14/2053	899,729	0.0
608,000	Union Pacific Corp., 5.150%, 01/20/2063	588,133	0.0
575,000	Waste Connections, Inc., 4.200%, 01/15/2033	535,816	0.0
		27,680,405	1.2
	Technology: 1.5%
1,716,000	Advanced Micro Devices, Inc., 3.924%, 06/01/2032	1,599,525	0.1
1,658,000	Advanced Micro Devices, Inc., 4.393%, 06/01/2052	1,465,848	0.1
838,000	Apple, Inc., 2.650%, 02/08/2051	556,670	0.0
643,000	Apple, Inc., 2.850%, 08/05/2061	416,812	0.0
390,000 (2)	Apple, Inc., 3.350%, 08/08/2032	355,222	0.0
2,489,000	Apple, Inc., 3.750%, 09/12/2047	2,080,266	0.1
2,000,000	Apple, Inc., 3.850%, 05/04/2043	1,734,460	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
2,549,000	Apple, Inc., 3.950%, 08/08/2052	$2,180,634	0.1
390,000	Apple, Inc., 4.100%, 08/08/2062	326,575	0.0
800,000 (1)	Broadcom, Inc., 4.926%, 05/15/2037	700,765	0.0
1,000,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	1,021,385	0.1
1,840,000	HP, Inc., 2.650%, 06/17/2031	1,437,871	0.1
238,000	HP, Inc., 4.000%, 04/15/2029	217,738	0.0
550,000 (2)	HP, Inc., 4.750%, 01/15/2028	534,611	0.0
638,000	Intel Corp., 3.100%, 02/15/2060	396,125	0.0
1,219,000	Intel Corp., 3.250%, 11/15/2049	835,031	0.0
384,000	Intel Corp., 5.050%, 08/05/2062	339,093	0.0
1,264,000	International Business Machines Corp., 3.500%, 05/15/2029	1,164,635	0.1
758,000 (2)	International Business Machines Corp., 4.400%, 07/27/2032	725,500	0.0
792,000	International Business Machines Corp., 4.900%, 07/27/2052	724,278	0.0
1,206,000	KLA Corp., 4.950%, 07/15/2052	1,127,078	0.1
644,000	KLA Corp., 5.250%, 07/15/2062	622,618	0.0
564,000	Kyndryl Holdings, Inc., 2.050%, 10/15/2026	460,837	0.0
1,563,000	Kyndryl Holdings, Inc., 2.700%, 10/15/2028	1,175,462	0.1
283,000	Kyndryl Holdings, Inc., 3.150%, 10/15/2031	189,175	0.0
900,000	Microchip Technology, Inc., 2.670%, 09/01/2023	883,456	0.1
3,061,000	Microsoft Corp., 2.921%, 03/17/2052	2,181,490	0.1
298,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 11/30/2051	186,817	0.0
143,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	123,898	0.0
2,015,000	Oracle Corp., 2.300%, 03/25/2028	1,748,837	0.1
178,000	Oracle Corp., 3.600%, 04/01/2050	120,586	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
998,000	Oracle Corp., 3.650%, 03/25/2041	$740,477	0.0
1,228,000	Oracle Corp., 3.800%, 11/15/2037	976,666	0.1
148,000	Oracle Corp., 3.850%, 07/15/2036	121,529	0.0
315,000	Oracle Corp., 3.950%, 03/25/2051	225,799	0.0
1,011,000	Oracle Corp., 4.000%, 11/15/2047	743,243	0.0
632,000	Oracle Corp., 6.150%, 11/09/2029	657,490	0.0
429,000	Oracle Corp., 6.900%, 11/09/2052	461,460	0.0
152,000 (2)	QUALCOMM, Inc., 5.400%, 05/20/2033	158,766	0.0
1,230,000	QUALCOMM, Inc., 6.000%, 05/20/2053	1,314,168	0.1
525,000 (1)	Renesas Electronics Corp., 2.170%, 11/25/2026	450,647	0.0
1,173,000	Salesforce, Inc., 2.700%, 07/15/2041	841,932	0.0
389,000	Texas Instruments, Inc., 3.650%, 08/16/2032	361,847	0.0
577,000	Texas Instruments, Inc., 4.100%, 08/16/2052	515,723	0.0
809,000	VMware, Inc., 1.400%, 08/15/2026	706,272	0.0
		35,909,317	1.5
	Utilities: 2.9%
1,198,000 (1)	AEP Texas, Inc., 3.850%, 10/01/2025	1,151,906	0.1
1,068,000	AES Corp./The, 1.375%, 01/15/2026	949,519	0.1
880,000 (1)	AES Corp./The, 3.950%, 07/15/2030	780,208	0.0
663,000 (3)	American Electric Power Co., Inc., 3.875%, 02/15/2062	517,326	0.0
503,000 (1)	American Transmission Systems, Inc., 2.650%, 01/15/2032	414,134	0.0
1,377,000 (1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	1,257,590	0.1
181,000	Appalachian Power Co., 3.700%, 05/01/2050	132,674	0.0
323,000	Avangrid, Inc., 3.200%, 04/15/2025	308,948	0.0
912,000	Baltimore Gas and Electric Co., 2.250%, 06/15/2031	741,092	0.0
583,000	Black Hills Corp., 3.050%, 10/15/2029	495,838	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,800,000	Black Hills Corp., 4.250%, 11/30/2023	$1,790,520	0.1
272,000	Black Hills Corp., 4.350%, 05/01/2033	240,128	0.0
750,000	CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/2042	595,181	0.0
537,000 (3)	CMS Energy Corp., 3.750%, 12/01/2050	405,739	0.0
600,000 (3)	CMS Energy Corp., 4.750%, 06/01/2050	520,476	0.0
400,000	Consolidated Edison Co. of New York, Inc., 5.300%, 03/01/2035	394,325	0.0
1,586,000 (3)	Dominion Energy, Inc., 4.350%, 12/31/2199	1,340,064	0.1
1,531,000 (3)	Dominion Energy, Inc., 4.650%, 12/31/2199	1,347,280	0.1
961,000	Dominion Energy, Inc., 5.375%, 11/15/2032	955,544	0.1
405,000	Duke Energy Carolinas LLC, 2.550%, 04/15/2031	339,095	0.0
1,186,000	Duke Energy Carolinas LLC, 3.700%, 12/01/2047	907,981	0.0
116,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	90,559	0.0
824,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	685,374	0.0
14,000	Duke Energy Carolinas LLC, 4.250%, 12/15/2041	12,146	0.0
360,000 (3)	Duke Energy Corp., 4.875%, 12/31/2199	329,400	0.0
794,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	650,498	0.0
130,000	Duke Energy Florida LLC, 4.200%, 07/15/2048	109,621	0.0
372,000	Duke Energy Florida LLC, 5.950%, 11/15/2052	398,288	0.0
479,000	Duke Energy Progress LLC, 3.700%, 10/15/2046	364,958	0.0
180,000	Duke Energy Progress LLC, 4.100%, 05/15/2042	151,887	0.0
21,000	Duke Energy Progress LLC, 4.100%, 03/15/2043	17,684	0.0
1,029,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	866,003	0.0
485,000 (1)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	385,412	0.0
262,000 (1)	Enel Finance America LLC, 7.100%, 10/14/2027	271,372	0.0
841,000 (1)	Enel Finance International NV, 7.500%, 10/14/2032	891,280	0.0
877,000 (1)	Enel Finance International NV, 7.750%, 10/14/2052	941,603	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
699,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	$424,507	0.0
129,000	Entergy Arkansas LLC, 3.350%, 06/15/2052	90,232	0.0
383,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	315,395	0.0
1,626,000	Entergy Corp., 0.900%, 09/15/2025	1,449,547	0.1
745,000	Entergy Corp., 2.400%, 06/15/2031	593,566	0.0
417,000	Entergy Corp., 2.800%, 06/15/2030	353,175	0.0
1,749,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	1,217,544	0.1
925,000	Eversource Energy, 1.400%, 08/15/2026	812,888	0.0
1,070,000	Eversource Energy, 2.900%, 03/01/2027	986,728	0.1
1,505,000	Georgia Power Co., 2.200%, 09/15/2024	1,436,190	0.1
1,310,000	Georgia Power Co., 5.750%, 04/15/2023	1,314,380	0.1
3,640,000	Interstate Power and Light Co., 3.250%, 12/01/2024	3,513,905	0.2
289,000 (1)	Jersey Central Power & Light Co., 2.750%, 03/01/2032	234,140	0.0
2,802,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	2,709,489	0.1
411,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	393,677	0.0
2,745,000	Mississippi Power Co., 4.250%, 03/15/2042	2,238,098	0.1
266,000	Mississippi Power Co., 4.750%, 10/15/2041	217,216	0.0
830,000 (1)	Monongahela Power Co., 3.550%, 05/15/2027	781,379	0.0
188,000 (1)	Narragansett Electric Co/The, 3.395%, 04/09/2030	168,414	0.0
1,490,000	National Rural Utilities Cooperative Finance Corp., 2.400%, 03/15/2030	1,244,036	0.1
616,000	National Rural Utilities Cooperative Finance Corp., 2.750%, 04/15/2032	508,400	0.0
825,000	National Rural Utilities Cooperative Finance Corp., 4.150%, 12/15/2032	764,354	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,507,000 (3)	National Rural Utilities Cooperative Finance Corp., 4.750%, 04/30/2043	$1,397,818	0.1
333,000 (2)	National Rural Utilities Cooperative Finance Corp., 5.800%, 01/15/2033	348,613	0.0
1,750,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	1,551,306	0.1
863,000	NextEra Energy Capital Holdings, Inc., 1.900%, 06/15/2028	738,346	0.0
335,000	NextEra Energy Capital Holdings, Inc., 2.440%, 01/15/2032	271,199	0.0
1,215,000 (3)	NextEra Energy Capital Holdings, Inc., 3.800%, 03/15/2082	991,585	0.1
780,000	NextEra Energy Capital Holdings, Inc., 4.255%, 09/01/2024	769,921	0.0
764,000	NiSource, Inc., 5.950%, 06/15/2041	776,293	0.0
526,000	NSTAR Electric Co., 1.950%, 08/15/2031	419,680	0.0
648,000	Oglethorpe Power Corp., 3.750%, 08/01/2050	467,720	0.0
1,185,000 (1)	Oncor Electric Delivery Co. LLC, 4.550%, 09/15/2032	1,163,892	0.1
951,000	ONE Gas, Inc., 1.100%, 03/11/2024	912,320	0.0
436,000	Pacific Gas and Electric Co., 4.250%, 03/15/2046	304,936	0.0
629,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	448,290	0.0
583,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	436,043	0.0
1,172,000	PacifiCorp, 5.350%, 12/01/2053	1,167,205	0.1
292,000	PECO Energy Co., 4.150%, 10/01/2044	249,582	0.0
1,176,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	942,848	0.0
1,331,000 (3)	Sempra Energy, 4.125%, 04/01/2052	1,037,174	0.1
1,315,000 (3)	Sempra Energy, 4.875%, 12/31/2199	1,219,242	0.1
1,541,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	1,201,129	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,481,000 (3)	Southern Co/The, 3.750%, 09/15/2051	$1,199,538	0.1
1,280,000 (3)	Southern Co/The, 4.000%, 01/15/2051	1,168,000	0.1
780,000	Southern Co/The, 5.113%, 08/01/2027	778,414	0.0
160,000	Southwest Gas Corp., 4.050%, 03/15/2032	140,928	0.0
1,499,000	Southwestern Electric Power Co., 1.650%, 03/15/2026	1,342,379	0.1
580,000	Tampa Electric Co., 4.350%, 05/15/2044	483,662	0.0
998,000	Union Electric Co., 3.900%, 09/15/2042	821,659	0.0
850,000 (1)	Vistra Operations Co. LLC, 5.125%, 05/13/2025	835,805	0.0
711,000	Washington Gas Light Co., 3.650%, 09/15/2049	519,511	0.0
1,683,000	WEC Energy Group, Inc., 1.375%, 10/15/2027	1,430,326	0.1
396,000	WEC Energy Group, Inc., 2.200%, 12/15/2028	335,996	0.0
197,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	197,161	0.0
276,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	279,455	0.0
861,000	Wisconsin Electric Power Co., 1.700%, 06/15/2028	734,791	0.0
		70,601,680	2.9
	Total Corporate Bonds/Notes (Cost $549,571,917)	485,320,652	20.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 14.1%
1,013,664	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	719,639	0.0
1,223,439	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	1,029,117	0.1
210,906 (4)	Alternative Loan Trust 2005-J3 2A2, 0.611%, (-1.000*US0001M + 5.000%), 05/25/2035	7,214	0.0
1,116,061	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	568,624	0.0
1,536,937	Alternative Loan Trust 2007-23CB A3, 4.889%, (US0001M + 0.500%), 09/25/2037	696,915	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
70,439	Banc of America Funding 2007 8 Trust 4A1, 6.000%, 08/25/2037	$54,579	0.0
1,382,225 (1)	Bayview MSR Opportunity Master Fund Trust 2022-2 AF, 4.371%, (SOFR30A + 0.850%), 12/25/2051	1,266,842	0.1
476,480 (3)	Bear Stearns ALT-A Trust 2005-10 22A1, 3.787%, 01/25/2036	443,980	0.0
222,139 (3)	Bear Stearns ALT-A Trust 2005-4 23A1, 3.115%, 05/25/2035	206,585	0.0
760,575 (3)	Bear Stearns ALT-A Trust 2006-6 31A1, 3.602%, 11/25/2036	433,520	0.0
891,547 (3)	Bear Stearns ALT-A Trust 2006-6 32A1, 3.586%, 11/25/2036	477,501	0.0
2,054 (3)	Bear Stearns ARM Trust 2005-12 13A1, 3.953%, 02/25/2036	1,538	0.0
1,701,391	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 4.579%, (US0001M + 0.190%), 01/25/2037	1,447,726	0.1
85,816 (3)	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 3.524%, 01/26/2036	69,017	0.0
3,300,000 (1)	Bellemeade RE 2021-3 A M1C Ltd., 5.478%, (SOFR30A + 1.550%), 09/25/2031	2,959,845	0.1
115,559 (3)	Chase Mortgage Finance Trust Series 2005-A1 1A1, 3.824%, 12/25/2035	104,786	0.0
1,287,508 (3)	CHL Mortgage Pass-Through Trust 2004-22 A3, 3.793%, 11/25/2034	1,163,476	0.1
10,975 (3)	CHL Mortgage Pass-Through Trust 2004-HYB9 1A1, 3.671%, 02/20/2035	10,891	0.0
12,274	CHL Mortgage Pass-Through Trust 2005-2 2A3, 5.069%, (US0001M + 0.680%), 03/25/2035	10,718	0.0
1,420,910 (1)(3)	CIM Trust 2020-J1 B3, 3.444%, 07/25/2050	1,096,049	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
498,186	Citicorp Mortgage Securities Trust Series 2007-1 1A1, 6.000%, 01/25/2037	$416,448	0.0
686,329 (3)	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.871%, 09/25/2037	590,476	0.0
662,380 (1)(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	625,362	0.0
21,453 (3)	Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2A, 3.885%, 08/25/2035	20,621	0.0
1,032,177	Citigroup Mortgage Loan Trust, Inc. 2005-8 3A1, 5.500%, 09/25/2035	994,741	0.1
183,195	CitiMortgage Alternative Loan Trust Series 2007-A2 1A5, 6.000%, 02/25/2037	158,948	0.0
2,700,000 (1)	Connecticut Avenue Securities Trust 2020-R02 2B1, 7.389%, (US0001M + 3.000%), 01/25/2040	2,434,263	0.1
575,179 (1)	Connecticut Avenue Securities Trust 2020-R02 2M2, 6.389%, (US0001M + 2.000%), 01/25/2040	566,829	0.0
1,500,000 (1)	Connecticut Avenue Securities Trust 2021-R01 1B1, 7.028%, (SOFR30A + 3.100%), 10/25/2041	1,413,836	0.1
1,500,000 (1)	Connecticut Avenue Securities Trust 2021-R03 1B1, 6.678%, (SOFR30A + 2.750%), 12/25/2041	1,388,019	0.1
8,600,000 (1)	Connecticut Avenue Securities Trust 2022-R01 1B1, 7.078%, (SOFR30A + 3.150%), 12/25/2041	8,096,503	0.3
1,000,000 (1)	Connecticut Avenue Securities Trust 2022-R08 1B1, 9.528%, (SOFR30A + 5.600%), 07/25/2042	1,011,525	0.1
717,582	Countrywide Alternative Loan Trust 2005-53T2 2A6, 4.889%, (US0001M + 0.500%), 11/25/2035	369,434	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
100,711 (3)	DSLA Mortgage Loan Trust 2004-AR3 2A1, 3.728%, 07/19/2044	$90,115	0.0
1,500,000 (1)	Eagle RE 2021-2 M1C Ltd., 7.378%, (SOFR30A + 3.450%), 04/25/2034	1,476,344	0.1
800,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-SBT1 1M2, 8.039%, (US0001M + 3.650%), 02/25/2040	791,720	0.0
1,000,000	Fannie Mae 2011-128 KB, 4.500%, 12/25/2041	948,681	0.0
12,408,268	Fannie Mae 2011-99 CZ, 4.500%, 10/25/2041	12,142,085	0.5
718,270	Fannie Mae 2012-110 CA, 3.000%, 10/25/2042	652,604	0.0
14,814,450 (4)	Fannie Mae 2016-82 SD, 1.661%, (-1.000*US0001M + 6.050%), 11/25/2046	1,227,259	0.1
424,434	Fannie Mae 2016-88 EA, 3.500%, 01/25/2045	416,419	0.0
865,346	Fannie Mae Connecticut Avenue Securities 2015-C02 1M2, 8.389%, (US0001M + 4.000%), 05/25/2025	870,352	0.0
184,968 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 6.839%, (US0001M + 2.450%), 07/25/2031	184,546	0.0
522,555 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 6.439%, (US0001M + 2.050%), 01/25/2040	519,279	0.0
2,659,380 (4)	Fannie Mae Interest Strip 421 C11, 6.500%, 05/25/2039	489,854	0.0
230,739 (4)	Fannie Mae Interest Strip Series 418 10, 4.000%, 08/25/2043	36,267	0.0
217,056 (4)	Fannie Mae Interest Strip Series 418 15, 3.500%, 08/25/2043	32,326	0.0
1,286	Fannie Mae REMIC Trust 1994-77 FB, 5.889%, (US0001M + 1.500%), 04/25/2024	1,291	0.0
146,943	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	147,521	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,604	Fannie Mae REMIC Trust 2002-21 FC, 5.289%, (US0001M + 0.900%), 04/25/2032	$10,639	0.0
508,113 (4)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	96,533	0.0
20,889	Fannie Mae REMIC Trust 2004-11 A, 4.509%, (US0001M + 0.120%), 03/25/2034	20,831	0.0
237,702	Fannie Mae REMIC Trust 2005-120 ZU, 5.500%, 01/25/2036	240,494	0.0
126,639	Fannie Mae REMIC Trust 2005-74 DK, 6.445%, (-4.000*US0001M + 24.000%), 07/25/2035	127,080	0.0
2,396,230 (4)	Fannie Mae REMIC Trust 2005-92 SC, 2.291%, (-1.000*US0001M + 6.680%), 10/25/2035	204,491	0.0
127,237	Fannie Mae REMIC Trust 2006-103 EZ, 6.250%, 10/25/2036	130,280	0.0
495,535	Fannie Mae REMIC Trust 2006-104 ES, 11.507%, (-5.000*US0001M + 33.450%), 11/25/2036	659,871	0.0
2,670,544 (4)	Fannie Mae REMIC Trust 2006-12 SD, 2.361%, (-1.000*US0001M + 6.750%), 10/25/2035	178,700	0.0
1,375,624 (4)	Fannie Mae REMIC Trust 2006-123 UI, 2.351%, (-1.000*US0001M + 6.740%), 01/25/2037	134,242	0.0
216,224 (4)	Fannie Mae REMIC Trust 2006-72 HS, 2.311%, (-1.000*US0001M + 6.700%), 08/25/2026	5,975	0.0
363,391	Fannie Mae REMIC Trust 2007-73 A1, 3.821%, (US0001M + 0.060%), 07/25/2037	356,283	0.0
228,665	Fannie Mae REMIC Trust 2008-20 SP, 4.528%, (-2.500*US0001M + 15.500%), 03/25/2038	243,736	0.0
1,192,647	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	1,165,587	0.1
3,982,046 (4)	Fannie Mae REMIC Trust 2010-102 SB, 2.211%, (-1.000*US0001M + 6.600%), 09/25/2040	430,698	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,291,823 (4)	Fannie Mae REMIC Trust 2010-116 SE, 2.211%, (-1.000*US0001M + 6.600%), 10/25/2040	$117,360	0.0
3,591,627 (4)	Fannie Mae REMIC Trust 2010-123 SL, 1.681%, (-1.000*US0001M + 6.070%), 11/25/2040	256,087	0.0
1,943,274 (4)	Fannie Mae REMIC Trust 2010-55 AS, 2.031%, (-1.000*US0001M + 6.420%), 06/25/2040	175,335	0.0
3,620,693	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	3,580,501	0.2
435,857	Fannie Mae REMIC Trust 2010-60 HJ, 5.500%, 05/25/2040	437,230	0.0
1,465,506 (4)	Fannie Mae REMIC Trust 2011-3 AI, 5.000%, 01/25/2041	145,167	0.0
325,581 (4)	Fannie Mae REMIC Trust 2012-10 US, 2.061%, (-1.000*US0001M + 6.450%), 02/25/2042	35,593	0.0
114,565	Fannie Mae REMIC Trust 2012-103 DA, 3.500%, 10/25/2041	111,753	0.0
4,428,872 (4)	Fannie Mae REMIC Trust 2012-113 SG, 1.711%, (-1.000*US0001M + 6.100%), 10/25/2042	459,124	0.0
3,126,386 (4)	Fannie Mae REMIC Trust 2012-122 SB, 1.761%, (-1.000*US0001M + 6.150%), 11/25/2042	334,330	0.0
1,417,073 (4)	Fannie Mae REMIC Trust 2012-128 DI, 3.000%, 10/25/2032	90,542	0.0
765,285	Fannie Mae REMIC Trust 2012-131 BS, 0.456%, (-1.200*US0001M + 5.400%), 12/25/2042	485,650	0.0
5,014,974 (4)	Fannie Mae REMIC Trust 2012-137 SN, 1.711%, (-1.000*US0001M + 6.100%), 12/25/2042	471,441	0.0
326,788 (4)	Fannie Mae REMIC Trust 2012-15 SP, 2.231%, (-1.000*US0001M + 6.620%), 06/25/2040	2,315	0.0
786,415 (4)	Fannie Mae REMIC Trust 2012-58 PI, 5.000%, 04/25/2042	110,482	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,581,040 (4)	Fannie Mae REMIC Trust 2013-60 DS, 1.811%, (-1.000*US0001M + 6.200%), 06/25/2033	$326,895	0.0
4,908,209 (4)	Fannie Mae REMIC Trust 2013-9 DS, 1.761%, (-1.000*US0001M + 6.150%), 02/25/2043	556,033	0.0
11,054,015 (4)	Fannie Mae REMIC Trust 2013-9 SA, 1.761%, (-1.000*US0001M + 6.150%), 03/25/2042	601,450	0.0
11,745,309 (4)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	2,444,608	0.1
2,106,131 (4)	Fannie Mae REMICS 2005-66 SY, 2.311%, (-1.000*US0001M + 6.700%), 07/25/2035	192,089	0.0
3,315,546 (4)	Fannie Mae REMICS 2006-120 QD, 0.311%, (-1.000*US0001M + 4.700%), 10/25/2036	91,944	0.0
1,565,265 (4)	Fannie Mae REMICS 2006-59 XS, 2.811%, (-1.000*US0001M + 7.200%), 07/25/2036	145,563	0.0
1,707,836 (4)	Fannie Mae REMICS 2007-53 SX, 1.711%, (-1.000*US0001M + 6.100%), 06/25/2037	135,454	0.0
2,629,268 (4)	Fannie Mae REMICS 2010-112 PI, 6.000%, 10/25/2040	564,048	0.0
9,963,536 (4)	Fannie Mae REMICS 2010-139 SA, 1.641%, (-1.000*US0001M + 6.030%), 12/25/2040	863,877	0.0
545,313	Fannie Mae REMICS 2011-10 ZC, 5.000%, 02/25/2041	542,737	0.0
51,762	Fannie Mae REMICS 2011-127 UY, 3.500%, 12/25/2041	46,817	0.0
1,415,679 (4)	Fannie Mae REMICS 2011-149 ES, 1.611%, (-1.000*US0001M + 6.000%), 07/25/2041	45,327	0.0
1,352,208	Fannie Mae REMICS 2011-84 Z, 5.250%, 09/25/2041	1,335,830	0.1
8,007,969 (4)	Fannie Mae REMICS 2012-19 S, 1.561%, (-1.000*US0001M + 5.950%), 03/25/2042	761,431	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
15,841,813 (4)	Fannie Mae REMICS 2016-2 IO, 5.500%, 02/25/2046	$2,655,961	0.1
6,145,598 (4)	Fannie Mae REMICS 2016-62 SC, 1.611%, (-1.000*US0001M + 6.000%), 09/25/2046	711,274	0.0
24,456,952 (4)	Fannie Mae REMICS 2016-88 CS, 1.661%, (-1.000*US0001M + 6.050%), 12/25/2046	2,060,709	0.1
6,590,596 (4)	Fannie Mae REMICS 2016-93 SL, 2.261%, (-1.000*US0001M + 6.650%), 12/25/2046	511,083	0.0
986,810	Fannie Mae REMICS 2016-97 PA, 3.000%, 12/25/2044	932,866	0.0
7,921,408 (4)	Fannie Mae REMICS 2017-23 IO, 6.000%, 04/25/2047	1,687,217	0.1
1,122,357	Fannie Mae REMICS 2017-54 D, 3.000%, 07/25/2047	1,005,112	0.1
3,854,745	Fannie Mae REMICS 2018-11 BX, 4.000%, 12/25/2047	3,623,478	0.2
214,096	Fannie Mae REMICS 2018-27 EA, 3.000%, 05/25/2048	192,622	0.0
3,638,402 (4)	Fannie Mae REMICS 2018-43 SE, 1.861%, (-1.000*US0001M + 6.250%), 09/25/2038	309,161	0.0
546,498	Fannie Mae REMICS 2018-64 ET, 3.000%, 09/25/2048	495,365	0.0
6,476,443 (4)	Fannie Mae REMICS 2019-18 SA, 1.661%, (-1.000*US0001M + 6.050%), 05/25/2049	533,035	0.0
5,397,115 (4)	Fannie Mae REMICS 2019-25 PS, 1.661%, (-1.000*US0001M + 6.050%), 06/25/2049	560,892	0.0
15,225,757 (4)	Fannie Mae REMICS 2019-33 PS, 1.661%, (-1.000*US0001M + 6.050%), 07/25/2049	1,649,558	0.1
12,078,776 (4)	Fannie Mae REMICS 2020-71 TI, 3.000%, 10/25/2050	1,945,398	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,226,361 (4)	Fannie Mae REMICS 2020-94 SC, 1.561%, (-1.000*US0001M + 5.950%), 07/25/2050	$1,147,489	0.1
13,349,168 (4)	Fannie Mae REMICS 2021-13 BI, 3.000%, 02/25/2050	2,148,259	0.1
18,890,834 (4)	Fannie Mae REMICS 2021-8 TI, 4.000%, 03/25/2051	3,773,990	0.2
7,162,098	Fannie Mae REMICS 2022-5 CZ, 2.500%, 02/25/2052	4,452,359	0.2
127,609 (3)	First Horizon Alternative Mortgage Securities Trust 2005-AA1 1A1, 3.605%, 03/25/2035	80,584	0.0
71,366 (3)	First Horizon Asset Securities, Inc. 2005-AR6 4A1, 3.748%, 02/25/2036	60,072	0.0
19,169 (3)	First Horizon Mortgage Pass-Through Trust 2005-AR3 2A1, 3.875%, 08/25/2035	13,237	0.0
1,330,430 (1)(3)	Flagstar Mortgage Trust 2018-1 B1, 3.950%, 03/25/2048	1,131,933	0.1
1,862,602 (1)(3)	Flagstar Mortgage Trust 2018-1 B3, 3.950%, 03/25/2048	1,568,953	0.1
1,618,928 (1)(3)	Flagstar Mortgage Trust 2018-2 B2, 4.001%, 04/25/2048	1,364,490	0.1
2,753,520 (4)	Freddie Mac 2815 GS, 1.682%, (-1.000*US0001M + 6.000%), 03/15/2034	186,384	0.0
101,223	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	102,783	0.0
98,239	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	99,368	0.0
49,737	Freddie Mac REMIC Trust 2411 FJ, 4.668%, (US0001M + 0.350%), 12/15/2029	49,239	0.0
65,260	Freddie Mac REMIC Trust 2460 ZM, 6.000%, 06/15/2032	66,092	0.0
155,530	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	157,973	0.0
63,999	Freddie Mac REMIC Trust 2576 KZ, 5.500%, 02/15/2033	65,071	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
139,741 (4)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	$24,211	0.0
196,333	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	198,214	0.0
596,549	Freddie Mac REMIC Trust 2867 MZ, 5.000%, 10/15/2034	594,025	0.0
409,419	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	407,666	0.0
514,514	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	516,020	0.0
3,245,529 (4)	Freddie Mac REMIC Trust 3045 DI, 2.412%, (-1.000*US0001M + 6.730%), 10/15/2035	277,209	0.0
224,402 (4)	Freddie Mac REMIC Trust 3064 SP, 2.282%, (-1.000*US0001M + 6.600%), 03/15/2035	974	0.0
223,226	Freddie Mac REMIC Trust 3065 DC, 6.906%, (-3.000*US0001M + 19.860%), 03/15/2035	225,572	0.0
308,956 (4)	Freddie Mac REMIC Trust 3102 IS, 8.735%, (-3.667*US0001M + 24.567%), 01/15/2036	69,006	0.0
1,673,673	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	1,676,212	0.1
1,040,267 (4)	Freddie Mac REMIC Trust 3170 SA, 2.282%, (-1.000*US0001M + 6.600%), 09/15/2033	84,322	0.0
469,772 (4)	Freddie Mac REMIC Trust 3171 PS, 2.167%, (-1.000*US0001M + 6.485%), 06/15/2036	30,604	0.0
775,629	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	774,712	0.0
193,406 (3)	Freddie Mac REMIC Trust 3524 LA, 5.079%, 03/15/2033	185,613	0.0
39,247	Freddie Mac REMIC Trust 3556 NT, 7.418%, (US0001M + 3.100%), 03/15/2038	39,761	0.0
3,696,335 (4)	Freddie Mac REMIC Trust 3589 SB, 1.882%, (-1.000*US0001M + 6.200%), 10/15/2039	329,112	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
453,826 (4)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	$53,725	0.0
3,721,758	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	3,782,843	0.2
1,258,832	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	1,301,781	0.1
638,916	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	637,937	0.0
687,419	Freddie Mac REMIC Trust 3829 VZ, 4.000%, 03/15/2041	645,880	0.0
2,616,880 (4)	Freddie Mac REMIC Trust 3856 KS, 2.232%, (-1.000*US0001M + 6.550%), 05/15/2041	253,718	0.0
981,718	Freddie Mac REMIC Trust 3898 KD, 4.500%, 07/15/2041	968,212	0.0
458,358 (4)	Freddie Mac REMIC Trust 3925 SD, 1.732%, (-1.000*US0001M + 6.050%), 07/15/2040	13,501	0.0
1,621,317 (4)	Freddie Mac REMIC Trust 3925 SL, 1.732%, (-1.000*US0001M + 6.050%), 01/15/2041	34,097	0.0
7,045,903 (4)	Freddie Mac REMIC Trust 3951 SN, 2.232%, (-1.000*US0001M + 6.550%), 11/15/2041	793,700	0.0
415,689	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	406,916	0.0
1,022,836	Freddie Mac REMIC Trust 4020 BY, 6.500%, 03/15/2042	1,089,837	0.1
758,587 (4)	Freddie Mac REMIC Trust 4094 YS, 2.382%, (-1.000*US0001M + 6.700%), 04/15/2040	7,437	0.0
3,820,441 (4)	Freddie Mac REMIC Trust 4102 MS, 2.282%, (-1.000*US0001M + 6.600%), 09/15/2042	464,659	0.0
466,871 (4)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	77,104	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,656,550	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	$3,398,748	0.1
21,577,426	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	21,082,984	0.9
4,670,174 (4)	Freddie Mac REMIC Trust 4313 SD, 1.832%, (-1.000*US0001M + 6.150%), 03/15/2044	368,313	0.0
7,164,627 (4)	Freddie Mac REMIC Trust 4313 SE, 1.832%, (-1.000*US0001M + 6.150%), 03/15/2044	630,802	0.0
246,824 (4)	Freddie Mac REMIC Trust 4323 IP, 4.500%, 08/15/2042	7,058	0.0
731,609 (4)	Freddie Mac REMIC Trust 4332 PI, 5.000%, 12/15/2043	103,844	0.0
8,303,311	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	7,890,954	0.3
2,040,549 (4)	Freddie Mac REMIC Trust 4346 ST, 1.882%, (-1.000*US0001M + 6.200%), 07/15/2039	68,381	0.0
12,830,292	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/2044	12,137,834	0.5
2,145,889 (4)	Freddie Mac REMIC Trust 4386 LS, 1.782%, (-1.000*US0001M + 6.100%), 09/15/2044	202,623	0.0
4,914,075 (4)	Freddie Mac REMICS 3284 CI, 1.802%, (-1.000*US0001M + 6.120%), 03/15/2037	409,089	0.0
2,093,397 (4)	Freddie Mac REMICS 3311 IC, 2.092%, (-1.000*US0001M + 6.410%), 05/15/2037	199,825	0.0
4,682,139 (4)	Freddie Mac REMICS 3510 IC, 1.762%, (-1.000*US0001M + 6.080%), 08/15/2037	399,126	0.0
2,230,133 (4)	Freddie Mac REMICS 3575 ST, 2.282%, (-1.000*US0001M + 6.600%), 04/15/2039	241,154	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,261,407 (4)	Freddie Mac REMICS 3702 SB, 0.182%, (-1.000*US0001M + 4.500%), 08/15/2040	$263,673	0.0
8,592,657 (4)	Freddie Mac REMICS 4139 CS, 1.832%, (-1.000*US0001M + 6.150%), 12/15/2042	978,111	0.1
4,748,601 (4)	Freddie Mac REMICS 4150 IO, 3.500%, 01/15/2043	713,965	0.0
2,261,957 (4)	Freddie Mac REMICS 4465 MI, 5.000%, 03/15/2041	389,991	0.0
7,049,171 (4)	Freddie Mac REMICS 4675 KS, 1.682%, (-1.000*US0001M + 6.000%), 04/15/2047	749,559	0.0
1,738,080	Freddie Mac REMICS 4753 VZ, 3.000%, 12/15/2047	1,318,874	0.1
1,622,208	Freddie Mac REMICS 4755 Z, 3.000%, 02/15/2048	1,371,174	0.1
15,827,757	Freddie Mac REMICS 4771 HZ, 3.500%, 03/15/2048	13,793,529	0.6
817,069	Freddie Mac REMICS 4787 PY, 4.000%, 05/15/2048	769,190	0.0
17,283,678 (4)	Freddie Mac REMICS 4901 BS, 1.711%, (-1.000*US0001M + 6.100%), 07/25/2049	1,454,218	0.1
5,727,546 (4)	Freddie Mac REMICS 4988 IJ, 4.500%, 12/15/2047	1,070,851	0.1
4,648,559 (4)	Freddie Mac REMICS 5015 EI, 4.500%, 09/25/2050	952,611	0.0
35,998,872 (4)	Freddie Mac REMICS 5072 IU, 2.500%, 02/25/2051	4,992,727	0.2
30,176,546 (4)	Freddie Mac REMICS 5077 LI, 3.000%, 02/25/2051	4,648,606	0.2
18,359,273 (4)	Freddie Mac REMICS 5118 LI, 3.000%, 06/25/2041	2,171,284	0.1
14,371,451 (4)	Freddie Mac REMICS 5124 IQ, 3.500%, 07/25/2051	2,650,111	0.1
24,155,851 (4)	Freddie Mac REMICS 5171 DI, 3.000%, 12/25/2051	4,349,957	0.2
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
25,908,273 (4)	Freddie Mac REMICS 5211 IH, 3.500%, 04/25/2052	$4,096,943	0.2
9,248,541	Freddie Mac Series 4348 ZX, 4.250%, 06/15/2044	8,806,406	0.4
2,000,000 (1)	Freddie Mac STACR REMIC Trust 2021-DNA6 B1, 7.328%, (SOFR30A + 3.400%), 10/25/2041	1,870,165	0.1
2,550,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA3 M2, 6.028%, (SOFR30A + 2.100%), 09/25/2041	2,252,200	0.1
5,000,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA4 B1, 7.678%, (SOFR30A + 3.750%), 12/25/2041	4,301,373	0.2
2,400,000 (1)	Freddie Mac STACR REMIC Trust 2021-HQA4 M2, 6.278%, (SOFR30A + 2.350%), 12/25/2041	2,125,486	0.1
4,000,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA1 B1, 7.328%, (SOFR30A + 3.400%), 01/25/2042	3,564,580	0.2
2,500,000 (1)	Freddie Mac STACR REMIC Trust 2022-DNA1 M2, 6.428%, (SOFR30A + 2.500%), 01/25/2042	2,264,317	0.1
1,800,000 (1)	Freddie Mac STACR REMIC Trust 2022-HQA1 M2, 9.178%, (SOFR30A + 5.250%), 03/25/2042	1,752,733	0.1
1,400,000 (1)	Freddie Mac STACR REMIC Trust 2022-HQA3 M2, 9.278%, (SOFR30A + 5.350%), 08/25/2042	1,330,057	0.1
4,807,842 (4)	Freddie Mac Strips 228 IO, 6.000%, 02/01/2035	881,977	0.0
326,175 (3)(4)	Freddie Mac Strips 347 118, 4.500%, 02/15/2044	57,295	0.0
8,713,628 (3)(4)	Freddie Mac Strips 347 C29, 3.000%, 01/15/2044	1,245,328	0.1
7,568,905 (3)(4)	Freddie Mac Strips 347 C30, 3.500%, 02/15/2044	1,239,938	0.1
2,853,648 (3)(4)	Freddie Mac Strips 347 C31, 4.000%, 02/15/2044	473,289	0.0
7,606,380 (4)	Freddie Mac Strips 351 C1, 2.500%, 02/15/2031	420,527	0.0
5,361,835 (4)	Freddie Mac Strips 351 C11, 3.500%, 02/15/2031	443,332	0.0
6,956,563 (4)	Freddie Mac Strips 351 C12, 4.000%, 02/15/2031	658,008	0.0
4,917,680 (4)	Freddie Mac Strips 351 C13, 3.000%, 02/15/2031	350,021	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,037,707 (4)	Freddie Mac Strips 351 C2, 3.000%, 02/15/2031	$549,487	0.0
6,724,948 (4)	Freddie Mac Strips 351 C7, 3.000%, 02/15/2031	456,033	0.0
7,249,569 (4)	Freddie Mac Strips 351 C8, 3.500%, 02/15/2031	604,505	0.0
5,246,066 (4)	Freddie Mac Strips Series 311 S1, 1.632%, (-1.000*US0001M + 5.950%), 08/15/2043	557,512	0.0
2,000,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 6.228%, (SOFR30A + 2.300%), 08/25/2033	1,978,697	0.1
1,000,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 B1, 7.578%, (SOFR30A + 3.650%), 11/25/2041	931,943	0.0
2,000,000 (1)	Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA2 M2, 9.928%, (SOFR30A + 6.000%), 07/25/2042	1,983,451	0.1
364,095	Freddie Mac Structured Pass Through Certificates T-54 2A, 6.500%, 02/25/2043	380,064	0.0
1,619,990	Freddie Mac Structured Pass Through Certificates T-62 1A1, 3.248%, (12MTA + 1.200%), 10/25/2044	1,595,951	0.1
5,195	Freddie Mac-Ginnie Mae Series 27 FC, 4.875%, (PRIME + (1.375)%), 03/25/2024	5,138	0.0
6,099,609 (4)	Ginnie Mae 2007-35 KY, 2.124%, (-1.000*US0001M + 6.450%), 06/16/2037	598,484	0.0
464,915	Ginnie Mae 2013-26 GU, 1.500%, 04/20/2042	417,714	0.0
430,261	Ginnie Mae 2013-26 JC, 2.000%, 01/20/2043	389,696	0.0
176,664	Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	155,749	0.0
130,172	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	112,776	0.0
28,364,623 (4)	Ginnie Mae 2019-143 SC, 1.697%, (-1.000*US0001M + 6.050%), 04/20/2046	2,956,694	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
28,265,874 (4)	Ginnie Mae 2021-228 IG, 3.000%, 12/20/2051	$4,661,701	0.2
12,370,004 (4)	Ginnie Mae 2021-87 ID, 2.500%, 05/20/2051	1,706,788	0.1
422,788 (4)	Ginnie Mae Series 2005-7 AH, 2.444%, (-1.000*US0001M + 6.770%), 02/16/2035	33,667	0.0
209,256	Ginnie Mae Series 2007-8 SP, 7.935%, (-3.242*US0001M + 22.049%), 03/20/2037	248,350	0.0
1,231,947 (4)	Ginnie Mae Series 2008-35 SN, 2.047%, (-1.000*US0001M + 6.400%), 04/20/2038	97,321	0.0
648,077 (4)	Ginnie Mae Series 2008-40 PS, 2.174%, (-1.000*US0001M + 6.500%), 05/16/2038	50,775	0.0
5,164,573 (4)	Ginnie Mae Series 2009-106 SU, 1.847%, (-1.000*US0001M + 6.200%), 05/20/2037	466,976	0.0
1,751,563 (4)	Ginnie Mae Series 2009-25 KS, 1.847%, (-1.000*US0001M + 6.200%), 04/20/2039	168,295	0.0
821,544	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/2039	822,399	0.0
903,810	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/2039	898,805	0.0
8,859,218	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/2039	8,783,780	0.4
987,324 (4)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/2040	87,743	0.0
1,073,947 (4)	Ginnie Mae Series 2010-116 NS, 2.324%, (-1.000*US0001M + 6.650%), 09/16/2040	80,885	0.0
3,342,942 (4)	Ginnie Mae Series 2010-116 SK, 2.267%, (-1.000*US0001M + 6.620%), 08/20/2040	303,140	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,397,179 (4)	Ginnie Mae Series 2010-149 HS, 1.774%, (-1.000*US0001M + 6.100%), 05/16/2040	$73,480	0.0
1,276,437 (4)	Ginnie Mae Series 2010-4 SP, 2.174%, (-1.000*US0001M + 6.500%), 01/16/2039	38,085	0.0
1,602,909	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/2040	1,580,600	0.1
519,294 (4)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	32,491	0.0
1,105,730 (4)	Ginnie Mae Series 2010-68 MS, 1.497%, (-1.000*US0001M + 5.850%), 06/20/2040	93,857	0.0
2,726,359 (4)	Ginnie Mae Series 2010-9 JI, 5.000%, 01/20/2040	573,344	0.0
778,297 (4)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	25,616	0.0
32,493 (4)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	242	0.0
18,710	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/2032	19,141	0.0
2,681,611 (4)	Ginnie Mae Series 2011-80 KS, 2.317%, (-1.000*US0001M + 6.670%), 06/20/2041	299,169	0.0
61,338 (4)	Ginnie Mae Series 2012-40 NI, 4.500%, 05/20/2040	4,435	0.0
5,576,020 (4)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/2043	926,588	0.0
5,071,392 (4)	Ginnie Mae Series 2013-184 JI, 5.500%, 12/16/2043	1,112,328	0.1
4,529,654	Ginnie Mae Series 2014-3 EP, 2.750%, 02/16/2043	4,175,579	0.2
4,512,790 (4)	Ginnie Mae Series 2014-3 SU, 1.697%, (-1.000*US0001M + 6.050%), 07/20/2039	400,756	0.0
5,689,651 (4)	Ginnie Mae Series 2014-55 MS, 1.874%, (-1.000*US0001M + 6.200%), 04/16/2044	544,198	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,280,798 (4)	Ginnie Mae Series 2014-56 SP, 1.874%, (-1.000*US0001M + 6.200%), 12/16/2039	$296,181	0.0
5,326,085 (4)	Ginnie Mae Series 2014-58 CS, 1.274%, (-1.000*US0001M + 5.600%), 04/16/2044	290,029	0.0
6,949,249 (4)	Ginnie Mae Series 2014-79 BI, 6.000%, 05/16/2044	1,351,940	0.1
2,521,769 (4)	Ginnie Mae Series 2014-99 S, 1.247%, (-1.000*US0001M + 5.600%), 06/20/2044	216,886	0.0
1,260,458	Ginnie Mae Series 2018-112 AL, 3.500%, 08/20/2048	1,160,996	0.1
1,442,804	Ginnie Mae Series 2018-126 A, 3.500%, 09/20/2048	1,360,072	0.1
592,096 (4)	Ginnie Mae Series 2019-145 LS, 7.222%, (-1.000*US0001M + 2.830%), 11/20/2049	8,100	0.0
210,415 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	199,097	0.0
1,335	GSR Mortgage Loan Trust 2003-2F 3A1, 6.000%, 03/25/2032	1,269	0.0
33,362	HarborView Mortgage Loan Trust 2005-2 2A1A, 4.779%, (US0001M + 0.440%), 05/19/2035	29,710	0.0
110,263	HomeBanc Mortgage Trust 2004-1 2A, 5.249%, (US0001M + 0.860%), 08/25/2029	104,364	0.0
1,653,783	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 4.809%, (US0001M + 0.420%), 02/25/2046	1,168,632	0.1
3,885 (3)	JP Morgan Mortgage Trust 2005-A1 6T1, 2.675%, 02/25/2035	3,563	0.0
41,082 (3)	JP Morgan Mortgage Trust 2007-A1 5A5, 3.453%, 07/25/2035	39,812	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
981,416 (1)(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.782%, 12/25/2048	$821,666	0.0
1,508,941 (1)(3)	JP Morgan Mortgage Trust 2018-1 B1, 3.614%, 06/25/2048	1,263,196	0.1
1,508,941 (1)(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.614%, 06/25/2048	1,258,903	0.1
1,866,015 (1)(3)	JP Morgan Mortgage Trust 2018-1 B3, 3.614%, 06/25/2048	1,531,024	0.1
1,875,363 (1)(3)	JP Morgan Mortgage Trust 2019-8 B3A, 3.418%, 03/25/2050	1,528,113	0.1
17,277 (1)(3)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	17,035	0.0
1,366,710 (1)(3)	JP Morgan Mortgage Trust 2020-8 B2, 3.510%, 03/25/2051	1,060,899	0.1
1,814,100 (1)(3)	JP Morgan Mortgage Trust 2020-8 B3, 3.510%, 03/25/2051	1,340,735	0.1
1,199,013,213 (1)(4)	L Street Securities 2017-PM1 XIO, 0.000%, 10/25/2048	3,199,267	0.1
6,531,808 (4)	Lehman Mortgage Trust 2006-9 2A5, 2.231%, (-1.000*US0001M + 6.620%), 01/25/2037	626,022	0.0
37,410 (3)	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A3 1A, 3.011%, 05/25/2033	35,682	0.0
14,064	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 5A, 4.386%, (US0001M + 0.250%), 11/25/2035	13,172	0.0
2,000,000	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 6.189%, (US0001M + 1.800%), 09/25/2035	1,906,637	0.1
1,332,383	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/2037	783,938	0.0
6,500,000 (1)	Mortgage Insurance-Linked Notes 2021-3 M1B, 6.828%, (SOFR30A + 2.900%), 02/25/2034	6,108,362	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,312,239 (1)(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	$1,208,824	0.1
12,070 (1)(3)	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2001-R1A A, 7.000%, 02/19/2030	11,546	0.0
2,900,000 (1)	Oaktown Re VII Ltd. 2021-2 M1C, 7.278%, (SOFR30A + 3.350%), 04/25/2034	2,523,136	0.1
363,294	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	299,516	0.0
1,214	RFMSI Series Trust 2003-S9 A1, 6.500%, 03/25/2032	1,163	0.0
1,574,592	Seasoned Credit Risk Transfer Trust 2017-4 M45T, 4.500%, 06/25/2057	1,536,011	0.1
670,783	Seasoned Credit Risk Transfer Trust Series 2018-2 HT, 3.000%, 11/25/2057	594,137	0.0
883,079	Seasoned Credit Risk Transfer Trust Series 2018-3 HT, 3.000%, 08/25/2057	778,958	0.0
693,786	Seasoned Credit Risk Transfer Trust Series 2018-4 HT, 3.000%, 03/25/2058	611,669	0.0
719,712	Seasoned Credit Risk Transfer Trust Series 2019-1 HT, 3.000%, 07/25/2058	637,115	0.0
924,534	Seasoned Credit Risk Transfer Trust Series 2019-2 HT, 3.000%, 08/25/2058	819,075	0.0
186,422	Seasoned Credit Risk Transfer Trust Series 2019-3 HT, 3.000%, 10/25/2058	165,177	0.0
28,704	Sequoia Mortgage Trust 2003-4 2A1, 5.053%, (US0001M + 0.350%), 07/20/2033	26,153	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
12,376 (3)	Sequoia Mortgage Trust 2005-4 2A1, 4.272%, 04/20/2035	$12,173	0.0
614,550 (1)(3)	Sequoia Mortgage Trust 2015-2 B3, 3.766%, 05/25/2045	503,512	0.0
774,636 (1)(3)	Sequoia Mortgage Trust 2015-3 B3, 3.723%, 07/25/2045	551,526	0.0
132,835 (1)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	123,042	0.0
1,976,333 (1)(3)	Sequoia Mortgage Trust 2020-3 B3, 3.327%, 04/25/2050	1,494,315	0.1
698,000 (1)(3)	Starwood Mortgage Residential Trust 2020-1, 2.878%, 02/25/2050	582,099	0.0
28,321 (3)	Structured Adjustable Rate Mortgage Loan Trust 2005-17 3A1, 3.678%, 08/25/2035	24,155	0.0
547,215 (3)	Structured Adjustable Rate Mortgage Loan Trust 2005-7 4A, 4.138%, 04/25/2035	498,942	0.0
102,253	Structured Asset Mortgage Investments II Trust 2005-AR5 A2, 4.839%, (US0001M + 0.250%), 07/19/2035	94,966	0.0
56,543	Structured Asset Mortgage Investments II Trust 2005-AR5 A3, 4.839%, (US0001M + 0.250%), 07/19/2035	50,479	0.0
136,969 (3)	Thornburg Mortgage Securities Trust 2006-5 A1, 3.433%, 10/25/2046	127,663	0.0
1,409,926 (1)(3)	Verus Securitization Trust 2021-4 A1, 0.938%, 07/25/2066	1,091,743	0.1
3,689	WaMu Mortgage Pass Through Certificates Series 2002-AR2 A, 2.835%, (COF 11 + 1.250%), 02/27/2034	3,428	0.0
12,249	WaMu Mortgage Pass Through Certificates Series 2002-AR9 1A, 3.448%, (12MTA + 1.400%), 08/25/2042	11,288	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
18,349	WaMu Mortgage Pass Through Certificates Series 2005-AR1 A1A, 5.029%, (US0001M + 0.640%), 01/25/2045	$17,015	0.0
392,888 (3)	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 3.191%, 10/25/2036	350,624	0.0
225,787	WaMu Mortgage Pass Through Certificates Series 2006-AR7 3A, 3.096%, (12MTA + 1.048%), 07/25/2046	183,757	0.0
32,620,794 (3)(4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 0.004%, 08/25/2045	38,742	0.0
854,114	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 5.369%, (US0001M + 0.490%), 10/25/2045	786,208	0.0
433,949 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.801%, 10/25/2036	388,170	0.0
734,769 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.406%, 12/25/2036	632,030	0.0
1,474,695 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.682%, 08/25/2046	1,298,516	0.1
1,323,940 (3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.368%, 07/25/2037	1,107,747	0.1
1,601,141	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	1,305,740	0.1
138,966	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	128,695	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,219,343	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 4.589%, (US0001M + 0.200%), 12/25/2036	$607,980	0.0
787,396	Wells Fargo Alternative Loan 2007-PA2 2A1, 4.819%, (US0001M + 0.430%), 06/25/2037	638,013	0.0
52,304 (3)	Wells Fargo Mortgage Backed Securities 2005-AR7 1A1, 3.115%, 05/25/2035	52,450	0.0
160,815 (3)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 2.879%, 04/25/2036	150,148	0.0
572,226 (1)(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.756%, 08/20/2045	490,976	0.0
	Total Collateralized Mortgage Obligations (Cost $402,214,810)	341,842,763	14.1
MUNICIPAL BONDS: 0.1%
	California: 0.1%
500,000	California State University, 6.434%, 11/01/2030	536,191	0.1
200,000	Los Angeles County Public Works Financing Authority, 7.488%, 08/01/2033	227,052	0.0
300,000	Los Angeles County Public Works Financing Authority, 7.618%, 08/01/2040	368,963	0.0
200,000	Regents of the University of California Medical Center Pooled Revenue, 6.398%, 05/15/2031	213,163	0.0
300,000	Regents of the University of California Medical Center Pooled Revenue, 6.548%, 05/15/2048	341,786	0.0
	Total Municipal Bonds (Cost $1,500,000)	1,687,155	0.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.0%
	Federal Home Loan Mortgage Corporation: 2.4%(5)
597,433	2.500%, 05/01/2030	560,218	0.0
320,812	2.500%, 05/01/2030	300,839	0.0
727,344	2.500%, 06/01/2030	681,997	0.0
1,443	2.597%, (H15T1Y + 2.250%), 03/01/2036	1,460	0.0
2,534,581	3.000%, 03/01/2045	2,302,373	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
1,891,569	3.000%, 03/01/2045	$1,707,602	0.1
2,183,271	3.000%, 04/01/2045	1,972,747	0.1
2,022,206	3.000%, 04/01/2045	1,824,702	0.1
3,837,852	3.000%, 10/01/2046	3,442,815	0.2
4,938,340	3.000%, 10/01/2046	4,450,712	0.2
5,412,921	3.000%, 03/01/2048	4,855,915	0.2
2,326	3.250%, (H15T1Y + 2.250%), 04/01/2032	2,298	0.0
789,744	3.500%, 08/01/2042	739,923	0.0
2,024,652	3.500%, 03/01/2045	1,886,625	0.1
352,736	3.500%, 04/01/2045	328,763	0.0
820,550	3.500%, 05/01/2045	763,841	0.0
475,928	3.500%, 06/01/2045	443,137	0.0
487,866	3.500%, 07/01/2045	455,620	0.0
554,621	3.500%, 07/01/2045	516,695	0.0
881,767	3.500%, 08/01/2045	822,567	0.0
594,841	3.500%, 08/01/2045	553,545	0.0
270,411	3.500%, 08/01/2045	251,638	0.0
418,910	3.500%, 08/01/2045	391,567	0.0
511,341	3.500%, 08/01/2045	478,602	0.0
675,130	3.500%, 09/01/2045	628,401	0.0
259,356	3.500%, 09/01/2045	241,781	0.0
925,653	3.500%, 09/01/2045	863,699	0.1
1,049,605	3.500%, 11/01/2045	977,718	0.1
3,658,722	3.500%, 12/01/2046	3,402,164	0.2
9,844,962	3.500%, 03/01/2048	9,207,779	0.4
257,896	3.508%, (US0012M + 1.721%), 06/01/2035	261,495	0.0
35,766	3.586%, (US0012M + 1.345%), 09/01/2035	35,840	0.0
566,936	4.000%, 10/01/2041	545,588	0.0
912,766	4.000%, 12/01/2041	878,399	0.1
150,826	4.000%, 07/01/2045	144,875	0.0
86,029	4.000%, 09/01/2045	82,574	0.0
1,540,861	4.000%, 09/01/2045	1,478,992	0.1
885,336	4.000%, 09/01/2045	849,784	0.1
1,274,465	4.000%, 09/01/2045	1,223,296	0.1
701,134	4.000%, 05/01/2047	673,707	0.0
201,136	4.000%, 11/01/2047	190,945	0.0
227,619	4.000%, 03/01/2048	217,778	0.0
857,767	4.000%, 06/01/2048	829,635	0.1
51	4.337%, (H15T1Y + 2.210%), 06/01/2024	51	0.0
4,164	4.339%, (H15T1Y + 2.250%), 11/01/2031	4,075	0.0
7,933	4.375%, (H15T1Y + 2.250%), 11/01/2035	8,007	0.0
4,031	4.500%, 06/01/2039	4,002	0.0
11,022	4.500%, 09/01/2040	10,949	0.0
38,364	4.500%, 03/01/2041	38,110	0.0
311,648	4.500%, 08/01/2041	309,586	0.0
159,617	4.500%, 08/01/2041	156,381	0.0
119,178	4.500%, 09/01/2041	118,389	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
293,148	4.500%, 09/01/2041	$291,208	0.0
707,060	4.500%, 09/01/2041	702,383	0.0
148,843	4.500%, 09/01/2041	147,858	0.0
48,188	4.513%, (H15T1Y + 2.462%), 01/01/2029	47,365	0.0
14,257	5.000%, 05/01/2028	14,359	0.0
63,255	5.000%, 05/01/2035	64,680	0.0
153,485	5.000%, 01/01/2041	155,744	0.0
88,170	5.000%, 04/01/2041	89,829	0.0
415	5.500%, 03/01/2023	417	0.0
308	5.500%, 05/01/2023	310	0.0
6,703	5.500%, 03/01/2034	6,927	0.0
1,250	5.500%, 05/01/2036	1,259	0.0
45,891	5.500%, 06/01/2036	47,510	0.0
5,244	5.500%, 12/01/2036	5,448	0.0
24,821	5.500%, 03/01/2037	25,090	0.0
6,402	5.500%, 04/01/2037	6,653	0.0
39,554	5.500%, 05/01/2037	41,097	0.0
69,067	5.500%, 07/01/2037	71,765	0.0
15,277	5.500%, 09/01/2037	15,360	0.0
7,616	5.500%, 10/01/2037	7,913	0.0
23,999	5.500%, 11/01/2037	24,817	0.0
73,021	5.500%, 12/01/2037	75,869	0.0
20,770	5.500%, 12/01/2037	21,511	0.0
5,025	5.500%, 01/01/2038	5,221	0.0
5,508	5.500%, 01/01/2038	5,704	0.0
50,048	5.500%, 02/01/2038	51,999	0.0
68,285	5.500%, 02/01/2038	70,954	0.0
46,596	5.500%, 03/01/2038	48,413	0.0
58,986	5.500%, 04/01/2038	61,287	0.0
47,040	5.500%, 05/01/2038	48,427	0.0
5,315	5.500%, 05/01/2038	5,523	0.0
128,377	5.500%, 06/01/2038	133,395	0.0
38,849	5.500%, 06/01/2038	39,967	0.0
120,496	5.500%, 07/01/2038	125,195	0.0
5,985	5.500%, 08/01/2038	6,157	0.0
24,546	5.500%, 08/01/2038	25,504	0.0
27,185	5.500%, 09/01/2038	28,246	0.0
23,888	5.500%, 10/01/2038	24,820	0.0
26,897	5.500%, 10/01/2038	27,946	0.0
94,250	5.500%, 11/01/2038	97,935	0.0
2,534	5.500%, 11/01/2038	2,633	0.0
5,827	5.500%, 12/01/2038	6,046	0.0
9,776	5.500%, 12/01/2038	10,137	0.0
21,863	5.500%, 01/01/2039	22,716	0.0
45,943	5.500%, 03/01/2039	47,739	0.0
17,670	5.500%, 07/01/2039	18,177	0.0
11,778	5.500%, 12/01/2039	12,238	0.0
78,532	5.500%, 03/01/2040	81,596	0.0
36,073	5.500%, 08/01/2040	36,259	0.0
25,967	5.500%, 08/01/2040	26,944	0.0
50,970	5.500%, 08/01/2040	52,958	0.0
218,105	6.000%, 09/01/2027	221,838	0.0
4,242	6.000%, 02/01/2029	4,315	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
5,129	6.000%, 05/01/2035	$5,312	0.0
216,268	6.000%, 03/01/2037	226,266	0.0
1,820	6.000%, 05/01/2037	1,904	0.0
24,384	6.000%, 07/01/2037	25,491	0.0
5,987	6.000%, 08/01/2037	6,181	0.0
29,449	6.000%, 08/01/2037	30,810	0.0
161,375	6.000%, 09/01/2037	168,314	0.0
463	6.000%, 10/01/2037	483	0.0
6,399	6.000%, 11/01/2037	6,684	0.0
1,859	6.000%, 12/01/2037	1,894	0.0
5,361	6.000%, 12/01/2037	5,569	0.0
158,028	6.000%, 01/01/2038	164,053	0.0
965	6.000%, 04/01/2038	1,001	0.0
6,084	6.000%, 06/01/2038	6,231	0.0
338	6.000%, 07/01/2038	346	0.0
15,197	6.000%, 08/01/2038	15,497	0.0
46,128	6.000%, 11/01/2038	47,689	0.0
11,883	6.000%, 05/01/2039	12,215	0.0
7,027	6.000%, 08/01/2039	7,216	0.0
1,647	6.000%, 09/01/2039	1,676	0.0
509,454	6.500%, 09/01/2034	528,505	0.0
		57,599,199	2.4
	Federal National Mortgage Association: 0.0%(5)
18,967	2.175%, (US0012M + 1.675%), 02/01/2035	18,575	0.0
47,737	2.301%, (US0012M + 1.610%), 02/01/2034	46,883	0.0
51,143	2.357%, (US0012M + 1.480%), 04/01/2035	50,057	0.0
7,039	2.585%, (H15T1Y + 2.210%), 04/01/2032	6,869	0.0
23,076	2.691%, (US0006M + 1.373%), 09/01/2035	22,534	0.0
24,469	2.889%, (12MTA + 1.200%), 08/01/2042	23,380	0.0
42,251	2.889%, (12MTA + 1.200%), 08/01/2042	40,219	0.0
13,422	2.889%, (12MTA + 1.200%), 10/01/2044	12,748	0.0
20,936	2.889%, (12MTA + 1.200%), 10/01/2044	19,945	0.0
322,029	3.619%, (H15T1Y + 1.711%), 08/01/2035	319,270	0.0
1,770	3.635%, (COF 11 + 1.251%), 05/01/2036	1,738	0.0
34,022	3.637%, (US0012M + 1.486%), 07/01/2035	33,529	0.0
11,449	3.713%, (US0012M + 1.444%), 08/01/2035	11,298	0.0
131,101	3.908%, (US0012M + 1.661%), 10/01/2035	129,451	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association (continued)
14,178	3.975%, (COF 11 + 1.926%), 12/01/2036	$14,153	0.0
131,659	4.060%, (US0012M + 1.810%), 09/01/2034	133,002	0.0
1,234	4.107%, (H15T1Y + 2.215%), 09/01/2031	1,212	0.0
59,585	4.300%, (H15T1Y + 2.175%), 10/01/2035	58,505	0.0
29,508	4.655%, (US0001M + 1.422%), 02/01/2033	29,724	0.0
		973,092	0.0
	Government National Mortgage Association: 5.4%
1,263,419	2.500%, 05/20/2051	1,099,833	0.1
4,350,679	2.500%, 08/20/2051	3,783,549	0.2
3,545,778	2.500%, 09/20/2051	3,081,652	0.1
1,821,376	2.500%, 11/20/2051	1,580,393	0.1
3,693,495	2.500%, 12/20/2051	3,207,827	0.1
5,925,999	2.500%, 03/20/2052	5,142,188	0.2
16,549,334	2.500%, 04/20/2052	14,355,240	0.6
25,214,455	2.500%, 05/20/2052	21,872,194	0.9
5,750,000 (6)	2.500%, 01/15/2053	4,984,254	0.2
988,325	3.000%, 11/20/2051	884,780	0.1
3,390,000 (6)	3.000%, 01/15/2053	3,019,305	0.1
2,010,269	3.500%, 07/20/2046	1,829,265	0.1
297,870	3.500%, 07/20/2047	278,137	0.0
4,896,116	3.500%, 12/20/2047	4,565,503	0.2
2,742,284	3.500%, 01/20/2048	2,556,914	0.1
6,027,866	3.500%, 05/20/2050	5,598,403	0.2
33,322,000 (6)	3.500%, 01/15/2053	30,620,509	1.3
381,485	4.000%, 11/20/2040	368,960	0.0
714,000	4.000%, 03/20/2046	687,201	0.0
18,942,000 (6)	4.000%, 01/15/2053	17,926,897	0.8
603,237	4.500%, 08/20/2041	602,622	0.0
277,592	4.500%, 01/20/2047	277,819	0.0
1,749	5.000%, 11/15/2035	1,761	0.0
12,710	5.000%, 11/15/2035	12,822	0.0
4,469	5.000%, 11/15/2035	4,508	0.0
4,760	5.000%, 11/15/2035	4,860	0.0
13,841	5.000%, 06/15/2037	13,913	0.0
77,604	5.000%, 03/15/2038	79,066	0.0
30,281	5.000%, 03/15/2038	30,671	0.0
4,698	5.000%, 06/15/2038	4,739	0.0
1,448	5.000%, 09/15/2038	1,463	0.0
31,202	5.000%, 11/15/2038	31,859	0.0
8,650	5.000%, 11/15/2038	8,772	0.0
7,447	5.000%, 12/15/2038	7,522	0.0
47,131	5.000%, 12/15/2038	48,287	0.0
643,543	5.000%, 12/15/2038	659,364	0.0
461,134	5.000%, 01/15/2039	469,713	0.0
43,041	5.000%, 01/15/2039	44,098	0.0
87,811	5.000%, 01/15/2039	89,970	0.0
41,484	5.000%, 02/15/2039	42,358	0.0
65,451	5.000%, 02/15/2039	66,951	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
18,091	5.000%, 02/15/2039	$18,468	0.0
1,653	5.000%, 03/15/2039	1,694	0.0
85,443	5.000%, 03/15/2039	87,225	0.0
51,829	5.000%, 03/15/2039	52,920	0.0
50,238	5.000%, 03/15/2039	51,297	0.0
52,197	5.000%, 04/15/2039	53,473	0.0
389	5.000%, 05/15/2039	392	0.0
68,757	5.000%, 05/15/2039	70,205	0.0
32,144	5.000%, 05/15/2039	32,822	0.0
44,821	5.000%, 07/15/2039	45,913	0.0
31,557	5.000%, 09/15/2039	32,148	0.0
8,401	5.000%, 11/15/2039	8,509	0.0
1,247	5.000%, 04/15/2040	1,273	0.0
7,928	5.000%, 06/15/2040	8,120	0.0
17,041	5.000%, 09/15/2040	17,459	0.0
8,445	5.000%, 09/15/2040	8,454	0.0
33,397	5.000%, 10/15/2040	34,208	0.0
46,121	5.000%, 05/15/2042	46,418	0.0
207,457	5.000%, 02/20/2043	211,143	0.0
		130,728,283	5.4
	Uniform Mortgage-Backed Securities: 20.2%
3,973,083	2.000%, 10/01/2050	3,261,869	0.1
6,948,600	2.000%, 12/01/2050	5,689,797	0.2
1,021,659	2.000%, 11/01/2051	843,043	0.0
2,830,074	2.000%, 11/01/2051	2,329,559	0.1
6,565,563	2.000%, 12/01/2051	5,378,133	0.2
4,982,353	2.000%, 12/01/2051	4,068,003	0.2
3,716,486	2.000%, 02/01/2052	3,059,150	0.1
1,898,348	2.000%, 02/01/2052	1,560,140	0.1
8,038,749	2.000%, 03/01/2052	6,559,156	0.3
43,092,000 (6)	2.000%, 01/15/2053	35,073,829	1.5
1,003,161	2.500%, 05/01/2030	941,638	0.1
1,524,831	2.500%, 06/01/2030	1,431,353	0.1
2,025,581	2.500%, 06/01/2030	1,901,525	0.1
914,168	2.500%, 07/01/2030	858,185	0.1
6,017,118	2.500%, 07/01/2050	5,136,695	0.2
18,849,724	2.500%, 11/01/2050	16,257,607	0.7
8,006,726	2.500%, 02/01/2051	6,803,006	0.3
4,780,898	2.500%, 04/01/2051	4,066,534	0.2
9,714,139	2.500%, 11/01/2051	8,284,743	0.4
4,685,854	2.500%, 12/01/2051	4,012,389	0.2
3,724,384	2.500%, 12/01/2051	3,184,287	0.1
5,063,563	2.500%, 01/01/2052	4,329,719	0.2
2,825,853	2.500%, 02/01/2052	2,426,037	0.1
4,678,262	2.500%, 02/01/2052	3,988,509	0.2
4,694,831	2.500%, 02/01/2052	4,020,398	0.2
4,859,039	2.500%, 02/01/2052	4,126,777	0.2
4,165,643	2.500%, 02/01/2052	3,551,452	0.2
78,964,000 (6)	2.500%, 01/15/2053	66,881,170	2.8
2,130,370	3.000%, 08/01/2030	2,040,172	0.1
1,080,171	3.000%, 09/01/2030	1,034,421	0.1
801,269	3.000%, 08/01/2043	729,906	0.0
1,373,942	3.000%, 09/01/2043	1,251,678	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
5,046,845	3.000%, 04/01/2045	$4,557,455	0.2
3,084,971	3.000%, 08/01/2046	2,768,306	0.1
292,639	3.000%, 09/01/2046	262,328	0.0
4,119,057	3.000%, 01/01/2047	3,682,317	0.2
2,671,654	3.000%, 02/01/2052	2,363,456	0.1
4,568,517	3.000%, 02/01/2052	4,051,402	0.2
5,740,092	3.000%, 04/01/2052	5,070,447	0.2
3,870,895	3.000%, 05/01/2052	3,417,509	0.2
9,598,692	3.000%, 05/01/2052	8,472,824	0.4
47,896,000 (6)	3.000%, 01/15/2053	42,044,929	1.8
452,035	3.500%, 12/01/2041	423,554	0.0
77,806	3.500%, 08/01/2042	72,907	0.0
382,952	3.500%, 08/01/2042	358,839	0.0
529,174	3.500%, 10/01/2042	495,663	0.0
311,280	3.500%, 10/01/2042	291,535	0.0
226,870	3.500%, 03/01/2043	212,551	0.0
1,950,453	3.500%, 01/01/2046	1,813,886	0.1
3,129,966	3.500%, 02/01/2046	2,910,153	0.1
13,743,148	3.500%, 08/01/2046	12,775,177	0.5
2,247,173	3.500%, 08/01/2046	2,088,915	0.1
2,137,027	3.500%, 09/01/2047	1,978,077	0.1
6,228,773	3.500%, 07/01/2048	5,796,124	0.3
2,474,738	3.500%, 02/01/2052	2,270,727	0.1
2,178	4.000%, 05/01/2029	2,132	0.0
17,652	4.000%, 11/01/2030	17,103	0.0
9,771	4.000%, 02/01/2031	9,467	0.0
5,378	4.000%, 10/01/2031	5,211	0.0
3,826,303	4.000%, 12/01/2039	3,678,277	0.2
1,818,102	4.000%, 07/01/2042	1,747,675	0.1
474,601	4.000%, 07/01/2042	456,228	0.0
195,723	4.000%, 07/01/2042	188,059	0.0
305,160	4.000%, 08/01/2042	294,360	0.0
1,298,726	4.000%, 08/01/2043	1,248,630	0.1
2,163,774	4.000%, 09/01/2043	2,086,953	0.1
72,366	4.000%, 10/01/2043	69,384	0.0
146,471	4.000%, 10/01/2043	140,145	0.0
4,056,010	4.000%, 01/01/2045	3,965,333	0.2
398,500	4.000%, 06/01/2045	382,074	0.0
1,734,174	4.000%, 07/01/2045	1,669,670	0.1
707,776	4.000%, 07/01/2045	683,272	0.0
3,039,149	4.000%, 02/01/2046	2,913,875	0.1
597,444	4.000%, 06/01/2047	573,440	0.0
89,884	4.000%, 03/01/2048	85,788	0.0
403,800	4.000%, 03/01/2048	385,777	0.0
2,851,393	4.000%, 09/01/2048	2,734,919	0.1
4,856,632	4.000%, 05/01/2052	4,581,031	0.2
4,891,523	4.000%, 08/01/2052	4,593,022	0.2
72,558,000 (6)	4.000%, 01/15/2053	68,057,404	2.8
12,999	4.500%, 10/01/2025	12,912	0.0
204,446	4.500%, 07/01/2026	204,150	0.0
260,940	4.500%, 04/01/2029	259,176	0.0
3,974	4.500%, 06/01/2029	3,947	0.0
48,561	4.500%, 06/01/2029	48,233	0.0
51,361	4.500%, 07/01/2029	51,014	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
1,175	4.500%, 10/01/2029	$1,167	0.0
7,010	4.500%, 06/01/2030	6,942	0.0
237,388	4.500%, 10/01/2030	235,780	0.0
57,974	4.500%, 02/01/2031	57,012	0.0
36,751	4.500%, 05/01/2031	36,502	0.0
28,380	4.500%, 10/01/2033	28,031	0.0
13,106	4.500%, 01/01/2034	12,936	0.0
3,157	4.500%, 07/01/2034	3,116	0.0
18,608	4.500%, 09/01/2035	18,413	0.0
3,324	4.500%, 09/01/2035	3,261	0.0
25,316	4.500%, 11/01/2035	24,991	0.0
122,708	4.500%, 02/01/2036	119,074	0.0
52,352	4.500%, 01/01/2037	51,867	0.0
27,524	4.500%, 09/01/2037	27,185	0.0
1,550	4.500%, 02/01/2038	1,526	0.0
15,587	4.500%, 01/01/2039	15,433	0.0
22,812	4.500%, 02/01/2039	22,610	0.0
1,946	4.500%, 02/01/2039	1,900	0.0
55,791	4.500%, 04/01/2039	54,819	0.0
33,001	4.500%, 04/01/2039	32,695	0.0
11,301	4.500%, 04/01/2039	11,196	0.0
63,572	4.500%, 05/01/2039	63,072	0.0
51,054	4.500%, 05/01/2039	50,660	0.0
10,005	4.500%, 05/01/2039	9,919	0.0
322	4.500%, 05/01/2039	318	0.0
50,606	4.500%, 05/01/2039	50,163	0.0
651,059	4.500%, 05/01/2039	645,608	0.0
3,171	4.500%, 05/01/2039	3,142	0.0
80,363	4.500%, 06/01/2039	79,710	0.0
4,442	4.500%, 06/01/2039	4,408	0.0
18,462	4.500%, 07/01/2039	18,166	0.0
11,286	4.500%, 07/01/2039	11,192	0.0
40,066	4.500%, 07/01/2039	39,715	0.0
51,871	4.500%, 08/01/2039	51,114	0.0
147,295	4.500%, 08/01/2039	146,156	0.0
79,905	4.500%, 08/01/2039	79,267	0.0
38,752	4.500%, 08/01/2039	38,452	0.0
146,227	4.500%, 09/01/2039	144,227	0.0
120,990	4.500%, 10/01/2039	120,055	0.0
58,799	4.500%, 11/01/2039	58,344	0.0
7,665	4.500%, 11/01/2039	7,606	0.0
6,656	4.500%, 12/01/2039	6,556	0.0
3,746	4.500%, 12/01/2039	3,715	0.0
265,530	4.500%, 01/01/2040	263,477	0.0
3,388	4.500%, 01/01/2040	3,347	0.0
120,747	4.500%, 02/01/2040	119,814	0.0
61,119	4.500%, 02/01/2040	60,647	0.0
38,432	4.500%, 04/01/2040	38,024	0.0
415,888	4.500%, 04/01/2040	411,477	0.0
183,578	4.500%, 05/01/2040	181,716	0.0
34,287	4.500%, 05/01/2040	33,979	0.0
205,569	4.500%, 06/01/2040	203,980	0.0
83,265	4.500%, 06/01/2040	82,621	0.0
44,890	4.500%, 06/01/2040	44,414	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
2,757	4.500%, 06/01/2040	$2,736	0.0
24,980	4.500%, 06/01/2040	24,787	0.0
16,706	4.500%, 07/01/2040	16,577	0.0
89,878	4.500%, 07/01/2040	89,183	0.0
54,414	4.500%, 07/01/2040	53,993	0.0
17,490	4.500%, 08/01/2040	17,355	0.0
55,706	4.500%, 08/01/2040	55,276	0.0
50,670	4.500%, 08/01/2040	50,279	0.0
58,401	4.500%, 08/01/2040	57,274	0.0
32,408	4.500%, 08/01/2040	32,157	0.0
3,387	4.500%, 08/01/2040	3,311	0.0
1,555	4.500%, 08/01/2040	1,542	0.0
12,561	4.500%, 09/01/2040	12,292	0.0
146,859	4.500%, 09/01/2040	145,723	0.0
19,265	4.500%, 09/01/2040	19,116	0.0
12,985	4.500%, 09/01/2040	12,885	0.0
75,263	4.500%, 09/01/2040	74,141	0.0
20,255	4.500%, 09/01/2040	20,098	0.0
11,943	4.500%, 09/01/2040	11,851	0.0
22,187	4.500%, 10/01/2040	22,015	0.0
126,873	4.500%, 10/01/2040	125,892	0.0
21,024	4.500%, 10/01/2040	20,861	0.0
57,965	4.500%, 10/01/2040	57,517	0.0
111,561	4.500%, 10/01/2040	110,670	0.0
38,279	4.500%, 11/01/2040	37,983	0.0
37,530	4.500%, 11/01/2040	37,239	0.0
280,473	4.500%, 11/01/2040	273,873	0.0
298,957	4.500%, 11/01/2040	296,645	0.0
744,342	4.500%, 11/01/2040	738,587	0.0
17,704	4.500%, 12/01/2040	17,567	0.0
2,059	4.500%, 12/01/2040	2,043	0.0
18,159	4.500%, 12/01/2040	17,967	0.0
29,457	4.500%, 12/01/2040	29,229	0.0
71,145	4.500%, 12/01/2040	70,594	0.0
70,038	4.500%, 12/01/2040	69,496	0.0
25,660	4.500%, 12/01/2040	25,461	0.0
151,516	4.500%, 12/01/2040	150,345	0.0
12,199	4.500%, 12/01/2040	11,955	0.0
98,033	4.500%, 01/01/2041	97,275	0.0
164,040	4.500%, 01/01/2041	162,771	0.0
351,093	4.500%, 01/01/2041	348,378	0.0
14,522	4.500%, 01/01/2041	14,410	0.0
29,806	4.500%, 01/01/2041	29,576	0.0
55,323	4.500%, 02/01/2041	54,895	0.0
56,896	4.500%, 02/01/2041	55,753	0.0
58,103	4.500%, 02/01/2041	57,654	0.0
42,117	4.500%, 02/01/2041	41,791	0.0
17,104	4.500%, 02/01/2041	16,923	0.0
35,952	4.500%, 03/01/2041	35,355	0.0
17,624	4.500%, 03/01/2041	17,488	0.0
35,843	4.500%, 03/01/2041	35,565	0.0
3,229	4.500%, 03/01/2041	3,204	0.0
56,137	4.500%, 03/01/2041	55,703	0.0
19,881	4.500%, 03/01/2041	19,727	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
155,446	4.500%, 03/01/2041	$152,123	0.0
73,097	4.500%, 03/01/2041	71,576	0.0
11,260	4.500%, 03/01/2041	10,949	0.0
305,643	4.500%, 04/01/2041	305,220	0.0
3,949	4.500%, 04/01/2041	3,919	0.0
28,786	4.500%, 04/01/2041	28,564	0.0
16,232	4.500%, 04/01/2041	15,800	0.0
72,388	4.500%, 04/01/2041	70,544	0.0
163,348	4.500%, 04/01/2041	162,085	0.0
295,564	4.500%, 05/01/2041	293,278	0.0
2,613	4.500%, 05/01/2041	2,585	0.0
19,689	4.500%, 05/01/2041	19,480	0.0
180,435	4.500%, 05/01/2041	178,556	0.0
258,038	4.500%, 05/01/2041	256,043	0.0
13,896	4.500%, 05/01/2041	13,788	0.0
11,208	4.500%, 05/01/2041	10,945	0.0
147,893	4.500%, 05/01/2041	146,749	0.0
6,136	4.500%, 05/01/2041	6,088	0.0
178,227	4.500%, 06/01/2041	176,848	0.0
47,651	4.500%, 06/01/2041	47,213	0.0
11,164	4.500%, 06/01/2041	11,078	0.0
3,103	4.500%, 07/01/2041	3,079	0.0
9,787	4.500%, 07/01/2041	9,711	0.0
141,388	4.500%, 07/01/2041	140,294	0.0
1,868	4.500%, 07/01/2041	1,838	0.0
41,611	4.500%, 07/01/2041	41,289	0.0
77,890	4.500%, 07/01/2041	77,288	0.0
17,460	4.500%, 07/01/2041	17,328	0.0
13,667	4.500%, 08/01/2041	13,561	0.0
96,520	4.500%, 08/01/2041	95,774	0.0
81,215	4.500%, 08/01/2041	80,586	0.0
127,661	4.500%, 08/01/2041	125,207	0.0
21,050	4.500%, 08/01/2041	20,527	0.0
120,377	4.500%, 08/01/2041	117,432	0.0
155,844	4.500%, 08/01/2041	153,519	0.0
52,720	4.500%, 08/01/2041	52,052	0.0
3,791	4.500%, 09/01/2041	3,751	0.0
422,188	4.500%, 09/01/2041	417,706	0.0
51,096	4.500%, 09/01/2041	50,223	0.0
9,382	4.500%, 09/01/2041	9,309	0.0
196,015	4.500%, 10/01/2041	193,935	0.0
24,973	4.500%, 10/01/2041	24,780	0.0
200,774	4.500%, 10/01/2041	198,645	0.0
846,650	4.500%, 10/01/2041	840,096	0.0
43,335	4.500%, 10/01/2041	42,408	0.0
475,269	4.500%, 10/01/2041	471,593	0.0
16,649	4.500%, 10/01/2041	16,472	0.0
85,668	4.500%, 10/01/2041	84,205	0.0
3,048	4.500%, 11/01/2041	3,024	0.0
232,588	4.500%, 11/01/2041	230,789	0.0
542,477	4.500%, 12/01/2041	538,278	0.0
180,970	4.500%, 12/01/2041	179,571	0.0
21,127	4.500%, 01/01/2042	20,963	0.0
12,599	4.500%, 01/01/2042	12,302	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
9,519	4.500%, 01/01/2042	$9,445	0.0
4,179	4.500%, 03/01/2042	4,072	0.0
33,187	4.500%, 03/01/2042	32,598	0.0
26,994	4.500%, 04/01/2042	26,153	0.0
11,403	4.500%, 06/01/2042	11,229	0.0
5,297	4.500%, 08/01/2042	5,256	0.0
4,074	4.500%, 09/01/2042	3,938	0.0
6,437	4.500%, 01/01/2043	6,240	0.0
4,783	4.500%, 12/01/2043	4,703	0.0
42,682	4.500%, 04/01/2047	41,766	0.0
20,450	4.500%, 05/01/2047	20,003	0.0
61,922	4.500%, 06/01/2047	60,861	0.0
94,645	4.500%, 06/01/2047	93,004	0.0
66,461	4.500%, 07/01/2047	65,034	0.0
282,973	4.500%, 07/01/2047	278,007	0.0
16,176	4.500%, 08/01/2047	15,812	0.0
5,905,241	4.500%, 10/01/2052	5,689,658	0.2
26,835,000 (6)	4.500%, 01/15/2053	25,830,533	1.1
20	5.000%, 04/01/2023	20	0.0
116	5.000%, 12/01/2023	115	0.0
18,258	5.000%, 04/01/2026	18,170	0.0
24,470	5.000%, 05/01/2026	24,343	0.0
22,529	5.000%, 08/01/2027	22,447	0.0
8,961	5.000%, 04/01/2028	9,016	0.0
5,902,150	5.000%, 05/01/2042	6,032,784	0.3
3,244	5.500%, 06/01/2023	3,255	0.0
790	5.500%, 07/01/2023	787	0.0
712	5.500%, 09/01/2023	709	0.0
135	5.500%, 01/01/2025	135	0.0
28	5.500%, 08/01/2025	28	0.0
2,759	5.500%, 07/01/2026	2,769	0.0
2,660	5.500%, 12/01/2027	2,670	0.0
10,561	5.500%, 04/01/2028	10,599	0.0
3,437	5.500%, 08/01/2028	3,450	0.0
5,370	5.500%, 01/01/2029	5,399	0.0
44,235	5.500%, 10/01/2029	44,472	0.0
37,870	5.500%, 04/01/2033	38,306	0.0
11,671	5.500%, 10/01/2033	11,726	0.0
5,650	5.500%, 11/01/2033	5,715	0.0
2,513	5.500%, 11/01/2033	2,524	0.0
3,725	5.500%, 11/01/2033	3,837	0.0
716	5.500%, 11/01/2033	730	0.0
29,410	5.500%, 12/01/2033	30,380	0.0
940	5.500%, 12/01/2033	970	0.0
63,100	5.500%, 12/01/2033	63,924	0.0
10,074	5.500%, 12/01/2033	10,211	0.0
186,201	5.500%, 12/01/2033	190,543	0.0
280	5.500%, 01/01/2034	281	0.0
15,915	5.500%, 01/01/2034	15,989	0.0
7,150	5.500%, 01/01/2034	7,176	0.0
8,466	5.500%, 01/01/2034	8,676	0.0
66,772	5.500%, 01/01/2034	68,887	0.0
2,837	5.500%, 06/01/2034	2,886	0.0
30,325	5.500%, 11/01/2034	31,318	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
4,742	5.500%, 11/01/2034	$4,759	0.0
604	5.500%, 12/01/2034	625	0.0
9,104	5.500%, 01/01/2035	9,403	0.0
17,343	5.500%, 01/01/2035	17,917	0.0
22,048	5.500%, 01/01/2035	22,181	0.0
858,262	5.500%, 02/01/2035	887,258	0.1
8,971	5.500%, 02/01/2035	9,082	0.0
6,273	5.500%, 07/01/2035	6,428	0.0
480,586	5.500%, 08/01/2035	497,211	0.0
2,471	5.500%, 10/01/2035	2,554	0.0
320	5.500%, 11/01/2035	323	0.0
30,042	5.500%, 11/01/2035	30,815	0.0
76,696	5.500%, 12/01/2035	79,430	0.0
7,239	5.500%, 12/01/2035	7,461	0.0
478	5.500%, 12/01/2035	494	0.0
504	5.500%, 12/01/2035	522	0.0
49,790	5.500%, 01/01/2036	51,616	0.0
5,305	5.500%, 01/01/2036	5,497	0.0
409	5.500%, 02/01/2036	411	0.0
7,428	5.500%, 04/01/2036	7,698	0.0
601,050	5.500%, 07/01/2036	621,481	0.0
413	5.500%, 08/01/2036	429	0.0
51,134	5.500%, 09/01/2036	52,819	0.0
29,850	5.500%, 09/01/2036	30,830	0.0
82,810	5.500%, 12/01/2036	85,661	0.0
1,018	5.500%, 12/01/2036	1,056	0.0
78,749	5.500%, 12/01/2036	81,735	0.0
739	5.500%, 12/01/2036	766	0.0
7,510	5.500%, 01/01/2037	7,717	0.0
45,181	5.500%, 01/01/2037	46,895	0.0
63,241	5.500%, 02/01/2037	65,639	0.0
176,008	5.500%, 03/01/2037	181,049	0.0
6,849	5.500%, 04/01/2037	7,109	0.0
1,297	5.500%, 05/01/2037	1,335	0.0
511	5.500%, 05/01/2037	531	0.0
17,525	5.500%, 05/01/2037	18,188	0.0
8,429	5.500%, 05/01/2037	8,748	0.0
46,535	5.500%, 06/01/2037	48,297	0.0
15,631	5.500%, 06/01/2037	16,073	0.0
15,294	5.500%, 07/01/2037	15,485	0.0
24,802	5.500%, 08/01/2037	25,742	0.0
25,242	5.500%, 08/01/2037	26,162	0.0
9,556	5.500%, 08/01/2037	9,889	0.0
65,281	5.500%, 09/01/2037	67,756	0.0
472	5.500%, 11/01/2037	490	0.0
239,599	5.500%, 01/01/2038	248,646	0.0
732	5.500%, 02/01/2038	760	0.0
445	5.500%, 02/01/2038	462	0.0
219,828	5.500%, 03/01/2038	228,169	0.0
4,541	5.500%, 03/01/2038	4,608	0.0
8,982	5.500%, 04/01/2038	9,036	0.0
32,570	5.500%, 04/01/2038	33,582	0.0
436	5.500%, 04/01/2038	452	0.0
1,886	5.500%, 05/01/2038	1,958	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
58,403	5.500%, 05/01/2038	$58,983	0.0
5,347	5.500%, 05/01/2038	5,558	0.0
53,250	5.500%, 06/01/2038	55,270	0.0
1,092,788	5.500%, 06/01/2038	1,137,910	0.1
11,878	5.500%, 06/01/2038	12,248	0.0
30,206	5.500%, 07/01/2038	31,352	0.0
29,371	5.500%, 07/01/2038	30,182	0.0
25,596	5.500%, 07/01/2038	26,567	0.0
268	5.500%, 07/01/2038	278	0.0
14,630	5.500%, 08/01/2038	15,135	0.0
53,396	5.500%, 08/01/2038	55,422	0.0
7,028	5.500%, 08/01/2038	7,278	0.0
121,897	5.500%, 11/01/2038	126,521	0.0
31,850	5.500%, 11/01/2038	33,104	0.0
114	5.500%, 12/01/2038	116	0.0
19,898	5.500%, 12/01/2038	20,684	0.0
215,902	5.500%, 01/01/2039	224,091	0.0
33,080	5.500%, 01/01/2039	34,334	0.0
64,258	5.500%, 01/01/2039	66,695	0.0
12,560	5.500%, 03/01/2039	13,037	0.0
195,522	5.500%, 06/01/2039	202,936	0.0
118,470	5.500%, 06/01/2039	122,963	0.0
11,058	5.500%, 07/01/2041	11,478	0.0
222,984	5.500%, 09/01/2041	230,175	0.0
48,230	6.000%, 11/01/2028	49,010	0.0
233	6.000%, 04/01/2031	239	0.0
228	6.000%, 01/01/2032	232	0.0
492	6.000%, 11/01/2032	500	0.0
519	6.000%, 11/01/2032	537	0.0
33,134	6.000%, 01/01/2033	34,302	0.0
2,138	6.000%, 09/01/2033	2,181	0.0
338	6.000%, 01/01/2034	345	0.0
25,214	6.000%, 06/01/2035	25,693	0.0
3,457	6.000%, 07/01/2035	3,560	0.0
5,548	6.000%, 07/01/2035	5,653	0.0
7,467	6.000%, 07/01/2035	7,732	0.0
4,501	6.000%, 07/01/2035	4,574	0.0
360	6.000%, 10/01/2035	366	0.0
1,028	6.000%, 10/01/2035	1,044	0.0
36,300	6.000%, 11/01/2035	37,587	0.0
29,959	6.000%, 12/01/2035	31,017	0.0
2,171	6.000%, 12/01/2035	2,206	0.0
190,072	6.000%, 12/01/2035	193,317	0.0
4,313	6.000%, 01/01/2036	4,423	0.0
30,232	6.000%, 02/01/2036	31,545	0.0
22,592	6.000%, 02/01/2036	23,463	0.0
15,825	6.000%, 03/01/2036	16,290	0.0
21,851	6.000%, 03/01/2036	23,130	0.0
30,378	6.000%, 04/01/2036	31,747	0.0
11,757	6.000%, 04/01/2036	12,274	0.0
9,025	6.000%, 05/01/2036	9,224	0.0
1,966	6.000%, 06/01/2036	2,024	0.0
333	6.000%, 06/01/2036	344	0.0
11,784	6.000%, 07/01/2036	11,980	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
2,520	6.000%, 07/01/2036	$2,562	0.0
1,193	6.000%, 07/01/2036	1,217	0.0
47,022	6.000%, 07/01/2036	48,758	0.0
118,916	6.000%, 08/01/2036	121,219	0.0
12,318	6.000%, 08/01/2036	12,621	0.0
316,424	6.000%, 08/01/2036	326,320	0.0
12,267	6.000%, 08/01/2036	12,820	0.0
1,547	6.000%, 08/01/2036	1,577	0.0
2,289	6.000%, 08/01/2036	2,393	0.0
77	6.000%, 09/01/2036	78	0.0
8,593	6.000%, 09/01/2036	8,779	0.0
55,310	6.000%, 09/01/2036	56,204	0.0
8,984	6.000%, 09/01/2036	9,375	0.0
17,968	6.000%, 09/01/2036	18,600	0.0
12,188	6.000%, 09/01/2036	12,461	0.0
33,608	6.000%, 09/01/2036	34,931	0.0
7,845	6.000%, 10/01/2036	7,972	0.0
27,100	6.000%, 10/01/2036	28,321	0.0
26,052	6.000%, 10/01/2036	26,984	0.0
19,277	6.000%, 10/01/2036	20,118	0.0
2,237	6.000%, 10/01/2036	2,273	0.0
10,393	6.000%, 10/01/2036	10,844	0.0
8,949	6.000%, 11/01/2036	9,180	0.0
14,896	6.000%, 11/01/2036	15,142	0.0
22,601	6.000%, 11/01/2036	23,620	0.0
1,364	6.000%, 12/01/2036	1,399	0.0
3,669	6.000%, 12/01/2036	3,735	0.0
19,775	6.000%, 12/01/2036	20,107	0.0
26,393	6.000%, 12/01/2036	27,583	0.0
2,456	6.000%, 12/01/2036	2,567	0.0
10,476	6.000%, 01/01/2037	10,650	0.0
7,283	6.000%, 01/01/2037	7,611	0.0
439	6.000%, 01/01/2037	459	0.0
515	6.000%, 01/01/2037	528	0.0
51,813	6.000%, 02/01/2037	53,694	0.0
7,557	6.000%, 02/01/2037	7,711	0.0
673	6.000%, 02/01/2037	686	0.0
10,060	6.000%, 02/01/2037	10,514	0.0
82,262	6.000%, 03/01/2037	85,090	0.0
4,509	6.000%, 03/01/2037	4,581	0.0
419	6.000%, 03/01/2037	438	0.0
11,286	6.000%, 03/01/2037	11,795	0.0
4,675	6.000%, 03/01/2037	4,886	0.0
17,533	6.000%, 03/01/2037	18,008	0.0
68,325	6.000%, 04/01/2037	71,295	0.0
38,885	6.000%, 04/01/2037	40,757	0.0
5,274	6.000%, 04/01/2037	5,466	0.0
9,988	6.000%, 04/01/2037	10,438	0.0
728	6.000%, 04/01/2037	742	0.0
13,716	6.000%, 04/01/2037	14,205	0.0
17,381	6.000%, 04/01/2037	18,164	0.0
1,409	6.000%, 04/01/2037	1,472	0.0
19,216	6.000%, 04/01/2037	19,577	0.0
2,191	6.000%, 04/01/2037	2,246	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
20,613	6.000%, 04/01/2037	$20,946	0.0
27,579	6.000%, 04/01/2037	28,040	0.0
637	6.000%, 04/01/2037	647	0.0
588	6.000%, 05/01/2037	601	0.0
16,042	6.000%, 05/01/2037	16,323	0.0
7,456	6.000%, 05/01/2037	7,576	0.0
12,885	6.000%, 05/01/2037	13,093	0.0
11,020	6.000%, 05/01/2037	11,517	0.0
20,378	6.000%, 05/01/2037	21,118	0.0
59,722	6.000%, 05/01/2037	62,268	0.0
10,592	6.000%, 05/01/2037	10,763	0.0
5,516	6.000%, 05/01/2037	5,624	0.0
5,112	6.000%, 05/01/2037	5,297	0.0
3,642	6.000%, 06/01/2037	3,704	0.0
3,535	6.000%, 06/01/2037	3,661	0.0
4,346	6.000%, 06/01/2037	4,542	0.0
23,620	6.000%, 06/01/2037	24,002	0.0
41,797	6.000%, 06/01/2037	43,681	0.0
4,956	6.000%, 06/01/2037	5,036	0.0
1,254	6.000%, 06/01/2037	1,278	0.0
6,278	6.000%, 07/01/2037	6,379	0.0
8,931	6.000%, 07/01/2037	9,092	0.0
4,862	6.000%, 07/01/2037	5,081	0.0
12,958	6.000%, 07/01/2037	13,184	0.0
4,940	6.000%, 07/01/2037	5,180	0.0
30,927	6.000%, 07/01/2037	31,442	0.0
2,325	6.000%, 07/01/2037	2,402	0.0
37,782	6.000%, 07/01/2037	39,394	0.0
11,556	6.000%, 07/01/2037	11,756	0.0
13,993	6.000%, 08/01/2037	14,430	0.0
7,500	6.000%, 08/01/2037	7,644	0.0
16,764	6.000%, 08/01/2037	17,035	0.0
5,863	6.000%, 08/01/2037	5,961	0.0
8,592	6.000%, 08/01/2037	8,731	0.0
4,255	6.000%, 08/01/2037	4,405	0.0
35,670	6.000%, 08/01/2037	36,247	0.0
32,243	6.000%, 08/01/2037	33,697	0.0
1,544	6.000%, 09/01/2037	1,614	0.0
169,412	6.000%, 09/01/2037	177,050	0.0
5,751	6.000%, 09/01/2037	5,844	0.0
531	6.000%, 09/01/2037	542	0.0
61,047	6.000%, 09/01/2037	63,021	0.0
10,870	6.000%, 09/01/2037	11,351	0.0
600	6.000%, 10/01/2037	612	0.0
22,271	6.000%, 10/01/2037	23,239	0.0
671	6.000%, 11/01/2037	698	0.0
24,760	6.000%, 11/01/2037	25,804	0.0
33,938	6.000%, 11/01/2037	35,245	0.0
17,880	6.000%, 12/01/2037	18,438	0.0
45,181	6.000%, 12/01/2037	47,218	0.0
38,167	6.000%, 12/01/2037	39,029	0.0
1,028	6.000%, 12/01/2037	1,068	0.0
55,776	6.000%, 02/01/2038	57,148	0.0
84,741	6.000%, 02/01/2038	88,128	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
16,296	6.000%, 02/01/2038	$16,948	0.0
17,238	6.000%, 03/01/2038	17,847	0.0
833	6.000%, 03/01/2038	863	0.0
3,801	6.000%, 03/01/2038	3,862	0.0
47,543	6.000%, 05/01/2038	49,131	0.0
2,297	6.000%, 05/01/2038	2,398	0.0
7,686	6.000%, 06/01/2038	8,027	0.0
78,135	6.000%, 07/01/2038	80,746	0.0
30,954	6.000%, 07/01/2038	32,098	0.0
806	6.000%, 08/01/2038	832	0.0
17,532	6.000%, 09/01/2038	18,271	0.0
4,626	6.000%, 09/01/2038	4,835	0.0
3,244	6.000%, 09/01/2038	3,305	0.0
14,261	6.000%, 09/01/2038	14,545	0.0
9,879	6.000%, 10/01/2038	10,324	0.0
8,516	6.000%, 10/01/2038	8,858	0.0
349	6.000%, 10/01/2038	355	0.0
19,685	6.000%, 10/01/2038	20,445	0.0
1,433	6.000%,10/01/2038	1,480	0.0
11,557	6.000%, 10/01/2038	11,744	0.0
435	6.000%, 11/01/2038	449	0.0
1,104	6.000%, 11/01/2038	1,123	0.0
113,783	6.000%, 11/01/2038	116,829	0.0
846	6.000%, 12/01/2038	861	0.0
12,089	6.000%, 12/01/2038	12,379	0.0
47,476	6.000%, 12/01/2038	49,617	0.0
11,925	6.000%, 10/01/2039	12,424	0.0
951	6.000%, 10/01/2039	993	0.0
276,201	6.000%, 02/01/2040	285,966	0.0
11,837	6.000%, 04/01/2040	12,313	0.0
73,523	6.000%, 09/01/2040	74,756	0.0
125,008	6.000%, 10/01/2040	130,442	0.0
180,421	6.000%, 05/01/2041	188,593	0.0
1,784	6.500%, 04/01/2027	1,830	0.0
564	6.500%, 02/01/2028	579	0.0
5	6.500%, 06/01/2029	5	0.0
4,822	6.500%, 01/01/2032	4,949	0.0
5,234	6.500%, 04/01/2032	5,425	0.0
11,532	6.500%, 10/01/2032	11,830	0.0
7,838	6.500%, 10/01/2032	8,040	0.0
4,044	6.500%, 03/01/2038	4,288	0.0
205	7.000%, 08/01/2025	205	0.0
1,159	7.000%, 03/01/2026	1,156	0.0
3,864	7.000%, 03/01/2026	3,879	0.0
454	7.000%, 12/01/2027	453	0.0
145,585	7.000%, 03/01/2038	153,167	0.0
459,861	7.000%, 04/01/2038	492,480	0.0
6,207	7.500%, 09/01/2031	6,432	0.0
		488,234,719	20.2
	Total U.S. Government Agency Obligations (Cost $707,617,176)	677,535,293	28.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 14.7%
	U.S. Treasury Bonds: 3.1%
17,000	1.250%, 05/15/2050	$9,155	0.0
920,000	1.375%, 11/15/2040	598,611	0.0
77,000	1.625%, 11/15/2050	45,844	0.0
100	2.000%, 11/15/2041	71	0.0
3,046,300	2.875%, 05/15/2052	2,441,800	0.1
33,312,100	3.000%, 08/15/2052	27,456,457	1.1
4,011,100	3.250%, 05/15/2042	3,518,487	0.2
41,336,000 (2)	4.000%, 11/15/2042	40,483,445	1.7
		74,553,870	3.1
	U.S. Treasury Notes: 11.6%
25,000	0.125%, 10/15/2023	24,119	0.0
16,997,000	0.250%, 06/15/2024	15,954,606	0.7
4,476,400	0.500%, 11/30/2023	4,306,977	0.2
4,427,600	0.875%, 01/31/2024	4,250,323	0.2
170,000	0.875%, 06/30/2026	152,050	0.0
773,500	1.125%, 02/15/2031	630,614	0.0
1,757,900	1.250%, 11/30/2026	1,577,647	0.1
8,250,800	1.250%, 09/30/2028	7,086,986	0.3
139,400	1.500%, 01/31/2027	125,879	0.0
1,600,500	1.500%, 11/30/2028	1,390,059	0.1
54,300	2.750%, 04/30/2027	51,468	0.0
1,315,300	2.750%, 08/15/2032	1,197,951	0.0
13,545,500 (2)	3.875%, 11/30/2027	13,473,540	0.6
50,713,400	3.875%, 12/31/2027	50,428,137	2.1
21,578,800	3.875%, 11/30/2029	21,438,875	0.9
52,454,000	3.875%, 12/31/2029	52,204,024	2.1
42,192,000 (2)	4.000%, 12/15/2025	41,928,300	1.7
30,827,100	4.125%, 11/15/2032	31,465,317	1.3
32,676,000	4.250%, 12/31/2024	32,564,953	1.3
		280,251,825	11.6
	Total U.S. Treasury Obligations
	(Cost $360,372,576)	354,805,695	14.7
ASSET-BACKED SECURITIES: 6.6%
	Automobile Asset-Backed Securities: 0.0%
350,000 (1)	GLS Auto Receivables Issuer Trust 2021-4 C, 1.940%, 10/15/2027	324,407	0.0

	Home Equity Asset-Backed Securities: 0.1%
1,150,721 (1)(3)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	901,952	0.1
56,112	Home Equity Asset Trust 2005-2 M5, 5.484%, (US0001M + 1.095%), 07/25/2035	55,974	0.0
603,134	Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2 M4, 5.304%, (US0001M + 0.915%), 03/25/2035	591,728	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Home Equity Asset-Backed Securities (continued)
29,440	New Century Home Equity Loan Trust 2005-2 M3, 5.124%, (US0001M + 0.735%), 06/25/2035	$29,433	0.0
43,635	Renaissance Home Equity Loan Trust 2003-2 A, 3.894%, (US0001M + 0.880%), 08/25/2033	40,334	0.0
819,264 (3)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	804,806	0.0
51,628	Securitized Asset Backed Receivables LLC Trust 2006-WM4 A2A, 4.549%, (US0001M + 0.160%), 11/25/2036	15,500	0.0
		2,439,727	0.1
	Other Asset-Backed Securities: 5.7%
2,000,000 (1)	AGL CLO 12 Ltd. 2021-12A C, 6.093%, (US0003M + 1.850%), 07/20/2034	1,854,548	0.1
2,408,195 (1)(3)(4)(7)	American Homes 4 Rent 2015-SFR1 XS, 3.232%, 04/17/2052	—	—
650,000 (1)	AMMC CLO 16 Ltd. 2015-16A CR2, 5.961%, (US0003M + 1.950%), 04/14/2029	634,109	0.0
3,470,000 (1)	Babson CLO Ltd. 2017-1A A2, 5.544%, (US0003M + 1.350%), 07/18/2029	3,385,384	0.1
4,393,000 (1)	Babson CLO Ltd. 2018-3A A2, 5.543%, (US0003M + 1.300%), 07/20/2029	4,359,855	0.2
839,167 (1)	Beacon Container Finance II LLC 2021-1A A, 2.250%, 10/22/2046	712,638	0.0
564,324 (3)	Bear Stearns Asset Backed Securities Trust 2006-SD4 1A1, 4.081%, 10/25/2036	549,164	0.0
2,250,000 (1)	Benefit Street Partners CLO IV Ltd. 2014-IVA BRRR, 6.393%, (US0003M + 2.150%), 01/20/2032	2,131,859	0.1
2,000,000 (1)	Benefit Street Partners CLO XVIII Ltd. 2019-18A A1R, 5.249%, (US0003M + 1.170%), 10/15/2034	1,949,048	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,950,000 (1)	Benefit Street Partners CLO XVIII Ltd. 2019-18A A2R, 5.529%, (US0003M + 1.450%), 10/15/2034	$1,849,236	0.1
1,450,000 (1)	BlueMountain CLO Ltd. 2021-28A C, 6.079%, (US0003M + 2.000%), 04/15/2034	1,346,718	0.1
5,000,000 (1)	BlueMountain CLO XXXI Ltd. 2021-31A C, 6.227%, (US0003M + 2.000%), 04/19/2034	4,652,410	0.2
2,332,375 (1)	Bojangles Issuer LLC 2020-3A A2, 3.832%, 10/20/2050	2,099,065	0.1
3,490,000 (1)	Broad River Bsl Funding Clo Ltd. 2020-1A AR, 5.413%, (US0003M + 1.170%), 07/20/2034	3,384,895	0.1
3,000,000 (1)	Broad River Bsl Funding Clo Ltd. 2020-1A CR, 6.243%, (US0003M + 2.000%), 07/20/2034	2,794,344	0.1
1,750,000 (1)	California Street CLO IX L.P. 2012-9A CR3, 6.579%, (US0003M + 2.500%), 07/16/2032	1,658,123	0.1
5,500,000 (1)	Carlyle Global Market Strategies CLO 2016-1 Ltd. 2016-1A BR2, 6.293%, (US0003M + 2.050%), 04/20/2034	5,047,966	0.2
2,400,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 5.209%, (US0003M + 1.130%), 04/17/2031	2,284,486	0.1
3,250,000 (1)	Cedar Funding IV CLO Ltd. 2014-4A CRR, 6.325%, (US0003M + 2.000%), 07/23/2034	3,021,593	0.1
3,000,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A2R, 5.529%, (US0003M + 1.450%), 10/17/2034	2,849,340	0.1
37,273	Chase Funding Trust Series 2002-4 2A1, 5.129%, (US0001M + 0.740%), 10/25/2032	35,803	0.0
106,708	Chase Funding Trust Series 2003-5 2A2, 4.989%, (US0001M + 0.600%), 07/25/2033	100,837	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,055,853 (1)	CLI Funding VIII LLC 2022-1A A1, 2.720%, 01/18/2047	$899,003	0.0
919,125 (1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	841,045	0.0
483,750 (1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	450,401	0.0
291,750 (1)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	252,942	0.0
1,347,500 (1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	1,236,109	0.0
3,643,875 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	3,422,119	0.1
101,176	GSAMP Trust 2007-FM1 A2A, 4.459%, (US0001M + 0.070%), 12/25/2036	50,621	0.0
935,122 (1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	886,606	0.0
10,000,000 (1)	LCM 26A A2 Ltd., 5.493%, (US0003M + 1.250%), 01/20/2031	9,532,400	0.4
2,450,000 (1)	LCM 30A CR Ltd., 6.243%, (US0003M + 2.000%), 04/20/2031	2,244,746	0.1
58,753	Long Beach Mortgage Loan Trust 2004-4 1A1, 4.949%, (US0001M + 0.560%), 10/25/2034	53,818	0.0
2,090,000 (1)	Madison Park Funding XLVIII Ltd. 2021-48A C, 6.227%, (US0003M + 2.000%), 04/19/2033	1,995,894	0.1
1,650,000 (1)	Madison Park Funding XXI Ltd. 2016-21A ABRR, 5.479%, (US0003M + 1.400%), 10/15/2032	1,582,451	0.1
561,469 (1)	Marlette Funding Trust 2019-2A C, 4.110%, 07/16/2029	557,328	0.0
1,342,998 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	1,241,192	0.0
784,560 (1)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	726,618	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,567,032 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	$1,454,268	0.1
1,500,000 (1)	Oak Hill Credit Partners 2021-8A C, 6.094%, (US0003M + 1.900%), 01/18/2034	1,415,581	0.1
5,050,000 (1)	OCP CLO 2021-21A C Ltd., 6.143%, (US0003M + 1.900%), 07/20/2034	4,676,871	0.2
4,000,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 5.577%, (US0003M + 1.350%), 07/19/2030	3,817,632	0.2
1,800,000 (1)	OHA Credit Funding 9 Ltd. 2021-9A C, 6.127%, (US0003M + 1.900%), 07/19/2035	1,717,646	0.1
4,000,000 (1)	Palmer Square CLO 2013-2A BR3 Ltd., 6.077%, (US0003M + 1.850%), 10/17/2031	3,787,720	0.2
2,000,000 (1)	Palmer Square CLO 2021-3A A2 Ltd., 5.479%, (US0003M + 1.400%), 01/15/2035	1,941,968	0.1
7,000,000 (1)	Palmer Square CLO Ltd. 2021-2A C, 5.879%, (US0003M + 1.800%), 07/15/2034	6,589,177	0.3
266,149 (3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.527%, 01/25/2036	259,593	0.0
2,450,000 (1)	Rockland Park CLO Ltd. 2021-1A C, 6.143%, (US0003M + 1.900%), 04/20/2034	2,295,373	0.1
94,682	Small Business Administration Participation Certificates 2007-20L 1, 5.290%, 12/01/2027	94,188	0.0
1,513,833 (1)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	1,349,288	0.1
2,600,000 (1)	Sound Point CLO XXIX Ltd. 2021-1A C1, 6.658%, (US0003M + 2.300%), 04/25/2034	2,378,688	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,800,000 (1)	Sound Point CLO XXVI Ltd. 2021-1A C1R, 6.443%, (US0003M + 2.200%), 07/20/2034	$2,557,251	0.1
1,813,580 (1)	Sunrun Athena Issuer 2018-1 A LLC, 5.310%, 04/30/2049	1,666,428	0.1
8,200,000 (1)	Symphony CLO XXV Ltd. 2021-25A C, 6.277%, (US0003M + 2.050%), 04/19/2034	7,710,936	0.3
1,728,000 (1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,621,884	0.1
6,000,000 (1)	TCW CLO 2020-1A CRR Ltd., 6.293%, (US0003M + 2.050%), 04/20/2034	5,643,366	0.2
7,000,000 (1)	THL Credit Wind River 2017-3A CR Clo Ltd., 6.579%, (US0003M + 2.500%), 04/15/2035	6,593,580	0.3
7,000,000 (1)	Trinitas Clo VII Ltd. 2017-7A A1R, 5.558%, (US0003M + 1.200%), 01/25/2035	6,799,548	0.3
1,191,750 (1)	Triton Container Finance VIII LLC 2021-1A A, 1.860%, 03/20/2046	995,984	0.0
		138,041,684	5.7
	Student Loan Asset-Backed Securities: 0.8%
453,457 (1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/2042	412,882	0.0
316,257 (1)	Commonbond Student Loan Trust 2018-AGS A1, 3.210%, 02/25/2044	293,227	0.0
539,074 (1)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	505,732	0.0
2,000,000 (1)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	1,891,232	0.1
1,550,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	1,314,705	0.1
1,500,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,375,914	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
2,500,000 (1)(3)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/2040	$2,330,215	0.1
2,100,000 (1)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	1,818,125	0.1
2,200,000 (1)	Sofi Professional Loan Program 2018-A B LLC, 3.610%, 02/25/2042	1,978,880	0.1
5,000,000 (1)	Sofi Professional Loan Program 2018-B BFX Trust, 3.830%, 08/25/2047	4,493,497	0.2
661,461 (1)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	639,086	0.0
1,000,000 (1)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	888,229	0.0
		17,941,724	0.8
	Total Asset-Backed Securities (Cost $169,427,259)	158,747,542	6.6
COMMERCIAL MORTGAGE-BACKED SECURITIES: 3.7%
12,277,628 (3)(4)	BANK 2019-BNK16 XA, 0.941%, 02/15/2052	515,725	0.0
50,524,631 (3)(4)	Bank 2019-BNK19 XA, 0.949%, 08/15/2061	2,389,661	0.1
22,800,000 (1)(3)(4)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	324,933	0.0
26,908,668 (3)(4)	Benchmark 2019-B12 XA Mortgage Trust, 1.033%, 08/15/2052	1,121,508	0.1
19,386,973 (3)(4)	Benchmark 2019-B9 XA Mortgage Trust, 1.031%, 03/15/2052	914,866	0.0
3,537,000 (1)(8)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	2,165,104	0.1
1,348,000 (1)(3)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.516%, 05/25/2052	907,207	0.0
16,859,436 (3)(4)	CD 2016-CD1 Mortgage Trust XA, 1.367%, 08/10/2049	588,750	0.0
34,309,298 (3)(4)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.875%, 09/15/2050	1,074,902	0.0
47,042,042 (3)(4)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.673%, 06/10/2051	1,415,255	0.1
4,124,547 (3)(4)	COMM 2012-CR3 XA, 1.530%, 10/15/2045	10,514	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
65,166,000 (1)(3)(4)	COMM 2012-CR4 XB, 0.423%, 10/15/2045	$203,930	0.0
307,998 (3)(4)	COMM 2012-CR5 XA, 1.092%, 12/10/2045	584	0.0
67,097,657 (3)(4)	COMM 2016-CR28 XA, 0.631%, 02/10/2049	1,098,134	0.1
3,906,000 (1)(3)	COMM 2020-CBM F Mortgage Trust, 3.633%, 02/10/2037	3,308,836	0.1
750,000 (1)	CSAIL 2020-C19 E Commercial Mortgage Trust, 2.500%, 03/15/2053	434,951	0.0
2,736,000 (1)	CSWF 2021-SOP2 D, 6.635%, (US0001M + 2.317%), 06/15/2034	2,456,487	0.1
253,692 (1)(7)	DBUBS 2011-LC2A F Mortgage Trust, 4.000%, (US0001M + 3.650%), 07/10/2044	252,541	0.0
10,394,493	Freddie Mac Multifamily 2021-ML08-X-US Certificates Sustainability Bonds, 1.846%, 07/25/2037	1,434,800	0.1
22,000,000 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K028 X3, 1.640%, 06/25/2041	71,247	0.0
10,700,000 (3)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.788%, 12/25/2041	113,760	0.0
5,200,000 (1)(8)	FREMF 2019-KG01 C Mortgage Trust, 0.000%, 05/25/2029	2,643,498	0.1
66,217,546 (1)(4)	FREMF 2019-KG01 X2A Mortgage Trust, 0.100%, 04/25/2029	233,192	0.0
7,380,000 (1)(4)	FREMF 2019-KG01 X2B Mortgage Trust, 0.100%, 05/25/2029	32,710	0.0
1,000,000 (1)(3)	FRR Re-REMIC Trust 2018-C1 B725, 2.844%, 02/27/2050	925,421	0.0
3,000,000 (1)(3)(9)	FRR Re-REMIC Trust 2018-C1 C725, 0.430%, 02/27/2050	2,670,352	0.1
2,845,000 (1)(3)	GAM RE-REMIC TR 2021-FFR2 BK78, 2.430%, 09/27/2051	1,967,697	0.1
2,164,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 C730, 0.000%, 09/27/2051	1,770,960	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,631,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 CK44, 0.000%, 09/27/2051	$2,133,906	0.1
2,140,000 (1)(3)	GAM RE-REMIC TR 2021-FFR2 CK49, 1.040%, 09/27/2051	1,710,553	0.1
1,817,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 CK78, 0.000%, 09/27/2051	991,940	0.0
2,163,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 D730, 0.000%, 09/27/2051	1,728,716	0.1
2,140,000 (1)(8)	GAM RE-REMIC TR 2021-FFR2 DK49, 0.000%, 09/27/2051	1,624,934	0.1
6,158,000 (1)	GAM Re-REMIC Trust 2021-FRR1 1B, 1.500%, 11/29/2050	4,047,201	0.2
8,097,000 (1)	GAM Re-REMIC Trust 2021-FRR1 2B, 1.660%, 11/29/2050	5,102,530	0.2
4,451,000 (1)(3)(4)	GAM Resecuritization Trust 2022-FRR3 BK47, 2.030%, 11/27/2050	3,148,519	0.1
3,030,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 BK61, 1.290%, 01/29/2052	2,084,960	0.1
3,298,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 BK89, 2.000%, 01/27/2052	1,844,214	0.1
1,723,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 C728, 0.600%, 08/27/2050	1,457,905	0.1
1,756,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 CK47, 0.920%, 05/27/2048	1,391,854	0.1
2,125,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 CK61, 1.570%, 11/27/2049	1,391,853	0.1
1,483,000 (1)(3)(4)	GAM Resecuritization Trust 2022-FRR3 CK71, 1.410%, 01/29/2052	957,201	0.0
1,728,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 CK89, 2.260%, 01/27/2052	897,532	0.0
1,724,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 D728, 0.690%, 01/29/2052	1,411,316	0.1
2,328,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 DK27, 0.030%, 12/27/2045	2,311,446	0.1
1,388,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 DK41, 0.770%, 10/27/2047	1,147,604	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,755,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 DK47, 1.000%, 05/27/2048	$1,360,708	0.1
580,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 EK27, 0.040%, 12/27/2045	575,313	0.0
924,000 (1)(9)	GAM Resecuritization Trust 2022-FRR3 EK41, 0.700%, 01/29/2052	754,016	0.0
27,754,461 (3)(4)	GS Mortgage Securities Trust 2013-GC16 XA, 0.994%, 11/10/2046	122,838	0.0
38,205,627 (3)(4)	GS Mortgage Securities Trust 2014-GC22 XA, 0.937%, 06/10/2047	313,277	0.0
105,040,797 (3)(4)	GS Mortgage Securities Trust 2019-GC42 XA, 0.805%, 09/01/2052	4,072,526	0.2
37,798,538 (3)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.587%, 12/15/2049	652,246	0.0
1,893,903 (3)(4)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 0.946%, 10/15/2048	28,502	0.0
292,068 (1)(3)(4)	LB-UBS Commercial Mortgage Trust 2006-C7 XCL, 0.637%, 11/15/2038	—	—
688,079 (1)	Life 2021-BMR F Mortgage Trust, 6.668%, (US0001M + 2.350%), 03/15/2038	651,140	0.0
1,350,000 (1)	RFM Reremic Trust 2022-FRR1 AB55, 1.120%, 03/28/2049	1,005,606	0.0
1,140,000 (1)(3)	RFM Reremic Trust 2022-FRR1 AB60, 2.470%, 11/08/2049	891,698	0.0
1,720,000 (1)(3)	RFM Reremic Trust 2022-FRR1 AB64, 2.314%, 03/01/2050	1,310,273	0.1
420,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	296,933	0.0
530,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	347,028	0.0
500,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK64, 0.000%, 03/01/2050	320,099	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
22,959,831 (3)(4)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.011%, 12/15/2047	$395,912	0.0
24,847,278 (3)(4)	Wells Fargo Commercial Mortgage Trust 2021-C59 E, 1.537%, 04/15/2054	2,086,401	0.1
664,309 (1)(3)	WFRBS Commercial Mortgage Trust 2011-C5 E, 5.521%, 11/15/2044	632,561	0.0
9,020,000 (1)(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.248%, 03/15/2045	7,289,905	0.3
4,017,360 (1)(3)(4)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 0.910%, 03/15/2048	5,108	0.0
	Total Commercial Mortgage-Backed Securities (Cost $101,086,343)	89,543,799	3.7

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 22.6%
	Affiliated Investment Companies: 22.6%
15,889,053	Voya Emerging Markets Hard Currency Debt Fund - Class P	116,943,433	4.8
10,816,439	Voya High Yield Bond Fund - Class P	71,064,002	2.9
16,701,399	Voya Investment Grade Credit Fund - Class P	149,477,522	6.2
13,944,031	Voya Securitized Credit Fund - Class P	122,428,596	5.1
10,569,205	Voya VACS Series EMCD Fund	86,773,176	3.6
	Total Mutual Funds (Cost $649,259,091)	546,686,729	22.6
	Value	Percentage of Net Assets
PURCHASED OPTIONS(10): 0.0%
Total Purchased Options (Cost $711,803)	145,110	0.0
Total Long-Term Investments (Cost $2,941,760,975)	2,656,314,738	109.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.7%
	Commercial Paper: 0.7%
11,300,000	BASF SE, 5.830%, 01/03/2023	$11,294,587	0.5
1,500,000	Duke Energy DUKESG, 6.120%, 01/03/2023	1,499,246	0.0
5,500,000	Waste Management, Inc., 4.930%, 02/06/2023	5,472,656	0.2

	Total Commercial Paper
	(Cost $18,269,858)	18,266,489	0.7

	Repurchase Agreements: 3.5%
3,349,401 (11)	Amherst Pierpoint Securities LLC, Repurchase Agreement dated 12/30/22, 4.32%, due 01/03/23 (Repurchase Amount $3,350,987, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $3,416,389, due 07/01/32-01/01/53)	3,349,401	0.1
3,819,059 (11)	Bethesda Securities LLC, Repurchase Agreement dated 12/30/22, 4.38%, due 01/03/23 (Repurchase Amount $3,820,892, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $3,933,631, due 04/01/23-12/01/52)	3,819,059	0.2
23,056,100 (11)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $23,066,965, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $23,517,222, due 01/15/23-11/20/72)	23,056,100	1.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
13,297,802 (11)	Citadel Securities LLC, Repurchase Agreement dated 12/30/22, 4.41%, due 01/03/23 (Repurchase Amount $13,304,229, collateralized by various U.S. Government Securities, 0.125%-6.250%, Market Value plus accrued interest $13,570,404, due 04/15/23-11/15/52)	$13,297,802	0.6
2,699,202 (11)	Industrial & Comm. Bank of China, Repurchase Agreement dated 12/30/ 22, 4.26%, due 01/03/23 (Repurchase Amount $2,700,462, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $2,753,187, due 12/31/22-11/15/52)	2,699,202	0.1
7,581,948 (11)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/30/ 22, 4.30%, due 01/03/23 (Repurchase Amount $7,585,521, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.550%-8.250%, Market Value plus accrued interest $7,737,284, due 03/01/23-11/20/72)	7,581,948	0.3
12,621,936 (11)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $12,627,939, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $12,874,376, due 01/03/23-09/09/49)	12,621,936	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
17,838,382 (11)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $17,846,866, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $18,195,236, due 01/15/24-02/15/51)	$17,838,382	0.7
	Total Repurchase Agreements (Cost $84,263,830)	84,263,830	3.5

	Time Deposits: 0.6%
2,420,000 (11)	Canadian Imperial Bank of Commerce, 4.300%, 01/03/2023	2,420,000	0.1
2,410,000 (11)	Credit Agricole, 4.300%, 01/03/2023	2,410,000	0.1
2,440,000 (11)	Landesbank Baden-Wuerttemberg, 4.320%, 01/03/2023	2,440,000	0.1
2,430,000 (11)	Mizuho Bank Ltd., 4.320%, 01/03/2023	2,430,000	0.1
2,440,000 (11)	The Royal Bank of Canada, 4.320%, 01/03/ 2023	2,440,000	0.1
2,440,000 (11)	Toronto-Dominion Bank, 4.310%, 01/03/2023	2,440,000	0.1
	Total Time Deposits (Cost $14,580,000)	14,580,000	0.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.9%
94,736,000 (12)	Goldman Sachs Financial Square Government Fund ‑ Institutional Shares, 4.150%
	(Cost $94,736,000)	94,736,000	3.9
	Total Short-Term Investments (Cost $211,849,688)	211,846,319	8.7
	Total Investments in Securities (Cost $3,153,610,663)	$2,868,161,057	118.5
	Liabilities in Excess of Other Assets	(447,259,495)	(18.5)
	Net Assets	$2,420,901,562	100.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
Variable rate security. Rate shown is the rate in effect as of December 31, 2022.

(4)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Represents or includes a TBA transaction.

(7)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(8)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(9)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2022.

(10)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(11)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(12)
Rate shown is the 7-day yield as of December 31, 2022.

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
COF 11	11th District Costs of Funds
H15T1Y	U.S. Treasury 1-Year Constant Maturity
PRIME	Federal Reserve Bank Prime Loan Rate
SOFR30A	30-day Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR
US0012M	12-month LIBOR

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Mutual Funds	$546,686,729	$—	$—	$546,686,729
Purchased Options	—	145,110	—	145,110
Corporate Bonds/Notes	—	485,320,652	—	485,320,652
Collateralized Mortgage Obligations	—	341,842,763	—	341,842,763
Municipal Bonds	—	1,687,155	—	1,687,155
Asset-Backed Securities	—	158,747,542	—	158,747,542
U.S. Government Agency Obligations	—	677,535,293	—	677,535,293
Commercial Mortgage-Backed Securities	—	89,291,258	252,541	89,543,799
U.S. Treasury Obligations	—	354,805,695	—	354,805,695
Short-Term Investments	94,736,000	117,110,319	—	211,846,319
Total Investments, at fair value	$641,422,729	$2,226,485,787	$252,541	$2,868,161,057
Other Financial Instruments+
Centrally Cleared Swaps	—	2,599,775	—	2,599,775
Futures	1,116,162	—	—	1,116,162
Total Assets	$642,538,891	$2,229,085,562	$252,541	$2,871,876,994
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(5,714,705)	$—	$(5,714,705)
Forward Premium Swaptions	—	(199,829)	—	(199,829)
Futures	(1,151,289)	—	—	(1,151,289)
Written Options	—	(12,592,591)	—	(12,592,591)
Total Liabilities	$(1,151,289)	$(18,507,125)	$—	$(19,658,414)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2022, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2021	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2022	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Hard Currency Debt Fund - Class P	$140,639,743	$6,835,398	$—	$(30,531,708)	$116,943,433	$6,835,399	$—	$—
Voya Emerging Markets Local Currency Debt Fund - Class P	54,094,440	—	(71,094,801)	17,000,361	—	—	(22,979,539)	—
Voya Floating Rate Fund Class P	845,247	36,489	(846,411)	(35,325)	—	41,674	(41,844)	—
Voya High Yield Bond Fund - Class P	138,305,077	33,056,244	(84,869,179)	(15,428,140)	71,064,002	7,084,580	(9,868,553)	971,818
Voya Investment Grade Credit Fund - Class P	179,068,657	5,460,172	(158,939)	(34,892,368)	149,477,522	5,460,173	(158,939)	—
Voya Securitized Credit Fund - Class P	193,421,253	—	(58,292,872)	(12,699,785)	122,428,596	6,272,574	(4,292,883)	—
Voya VACS Series EMCD Fund	99,395,231	4,252,763	—	(16,874,818)	86,773,176	4,085,789	—	166,999
	$805,769,648	$49,641,066	$(215,262,202)	$(93,461,783)	$546,686,729	$29,780,189	$(37,341,758)	$1,138,817
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2022, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury Ultra Long Bond	498	03/22/23	$66,887,625	$(1,151,289)
			$66,887,625	$(1,151,289)
Short Contracts:
U.S. Treasury 10-Year Note	(394)	03/22/23	(44,244,969)	288,473
U.S. Treasury 2-Year Note	(121)	03/31/23	(24,814,453)	57,093
U.S. Treasury 5-Year Note	(452)	03/31/23	(48,784,219)	124,056
U.S. Treasury Long Bond	(153)	03/22/23	(19,177,594)	333,003
U.S. Treasury Ultra 10-Year Note	(462)	03/22/23	(54,645,937)	313,537
			$(191,667,172)	$1,116,162
At December 31, 2022, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 33, Version 13	Buy	(5.000)	12/20/24	USD 27,986,640	$(796,654)	$1,399,784
CDX North American High Yield Index, Series 39, Version 1	Buy	(5.000)	12/20/27	USD 112,750,000	(656,660)	(3,057,743)
					$(1,453,314)	$(1,657,959)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2022, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Secured Overnight Financing Rate	Annual	3.067%	Annual	05/10/33	USD 8,836,470	$(318,647)	$(318,647)
Pay	1-day Secured Overnight Financing Rate	Annual	3.076	Annual	05/10/33	USD 6,311,765	(223,191)	(223,191)
Pay	1-day Secured Overnight Financing Rate	Annual	3.094	Annual	05/10/33	USD 7,574,000	(256,307)	(256,307)
Pay	1-day Secured Overnight Financing Rate	Annual	3.114	Annual	05/10/33	USD 5,681,000	(183,019)	(183,019)
Pay	1-day Secured Overnight Financing Rate	Annual	3.154	Annual	05/10/33	USD 7,574,000	(219,112)	(219,112)
Pay	1-day Secured Overnight Financing Rate	Annual	3.289	Annual	05/10/33	USD 13,886,108	(247,323)	(247,323)
Pay	1-day Secured Overnight Financing Rate	Annual	3.345	Annual	05/10/33	USD 8,142,000	(107,349)	(107,349)
Pay	1-day Secured Overnight Financing Rate	Annual	3.473	Annual	05/10/33	USD 12,623,805	(33,768)	(33,768)
Pay	1-day Secured Overnight Financing Rate	Annual	3.475	Annual	05/10/33	USD 12,623,678	(30,890)	(30,890)
Pay	1-day Secured Overnight Financing Rate	Annual	3.483	Annual	05/10/33	USD 18,935,517	(35,412)	(35,412)
Pay	1-day Secured Overnight Financing Rate	Annual	3.105	Annual	05/11/33	USD 12,624,000	(415,497)	(415,497)
Pay	1-day Secured Overnight Financing Rate	Annual	3.129	Annual	05/11/33	USD 6,311,958	(194,893)	(194,893)
Pay	1-day Secured Overnight Financing Rate	Annual	3.172	Annual	05/11/33	USD 6,311,958	(172,795)	(172,795)
Pay	1-day Secured Overnight Financing Rate	Annual	3.212	Annual	05/11/33	USD 7,574,000	(182,417)	(182,417)
Pay	1-day Secured Overnight Financing Rate	Annual	3.456	Annual	05/17/33	USD 9,593,000	(36,342)	(36,342)
Receive	1-day Secured Overnight Financing Rate	Annual	3.209	Annual	05/10/33	USD 15,149,000	369,616	369,616
Receive	1-day Secured Overnight Financing Rate	Annual	3.226	Annual	05/10/33	USD 15,653,000	359,656	359,656
Receive	1-day Secured Overnight Financing Rate	Annual	3.269	Annual	05/10/33	USD 9,468,000	184,199	184,199
Receive	1-day Secured Overnight Financing Rate	Annual	3.297	Annual	05/10/33	USD 6,122,000	104,695	104,695
Receive	1-day Secured Overnight Financing Rate	Annual	3.372	Annual	05/10/33	USD 10,099,000	110,639	110,639
Receive	1-day Secured Overnight Financing Rate	Annual	3.443	Annual	05/17/33	USD 7,700,000	37,022	37,022
Receive	1-day Secured Overnight Financing Rate	Annual	3.465	Annual	05/17/33	USD 11,361,000	34,164	34,164
Receive	1-day Secured Overnight Financing Rate	Annual	3.515	Annual	05/17/33	USD 8,395,000	—	—
							$(1,456,971)	$(1,456,971)
At December 31, 2022, the following OTC purchased foreign currency options were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD6,000,500	$297,625	$122,725
Call USD vs. Put CNH	Bank of America N.A.	02/07/23	7.500	USD29,140,000	135,501	6,523
Call USD vs. Put CNH	Morgan Stanley Capital Services LLC	02/09/23	7.470	USD55,042,000	278,677	15,862
					$711,803	$145,110
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

At December 31, 2022, the following OTC written interest rate swaptions were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(1)	Bank of America N.A.	Pay	3.880%	1-day Secured Overnight Financing Rate	05/09/23	USD 50,495,000	$1,483,922	$(2,184,785)
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Pay	3.790%	1-day Secured Overnight Financing Rate	05/10/23	USD 50,494,000	1,456,752	(1,937,566)
Call on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Pay	3.820%	1-day Secured Overnight Financing Rate	05/09/23	USD 25,247,000	724,589	(1,007,149)
Call on 10-Year Interest Rate Swap(1)	Goldman Sachs International	Pay	2.940%	1-day Secured Overnight Financing Rate	12/15/23	USD 12,624,000	472,138	(282,580)
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Pay	2.995%	1-day Secured Overnight Financing Rate	06/07/23	USD 25,247,000	773,820	(308,008)
Call on 10-Year Interest Rate Swap(1)	Morgan Stanley Capital Services LLC	Pay	3.815%	1-day Secured Overnight Financing Rate	05/09/23	USD 50,495,000	1,441,632	(2,000,450)
Put on 10-Year Interest Rate Swap (2)	Bank of America N.A.	Receive	3.880%	1-day Secured Overnight Financing Rate	05/09/23	USD 50,495,000	1,483,922	(723,054)
Put on 10-Year Interest Rate Swap (2)	Barclays Bank PLC	Receive	3.790%	1-day Secured Overnight Financing Rate	05/10/23	USD 50,494,000	1,456,752	(845,429)
Put on 10-Year Interest Rate Swap (2)	Deutsche Bank AG	Receive	3.820%	1-day Secured Overnight Financing Rate	05/09/23	USD 25,247,000	724,589	(400,171)
Put on 10-Year Interest Rate Swap (2)	Goldman Sachs International	Receive	2.940%	1-day Secured Overnight Financing Rate	12/15/23	USD 12,624,000	472,138	(763,785)
Put on 10-Year Interest Rate Swap (2)	JPMorgan Chase Bank N.A.	Receive	2.995%	1-day Secured Overnight Financing Rate	06/07/23	USD 25,247,000	773,820	(1,332,497)
Put on 10-Year Interest Rate Swap (2)	Morgan Stanley Capital Services LLC	Receive	3.815%	1-day Secured Overnight Financing Rate	05/09/23	USD 50,495,000	1,441,632	(807,117)
							$12,705,706	$(12,592,591)
At December 31, 2022, the following OTC purchased forward premium swaptions were outstanding for Voya Intermediate Bond Portfolio:
Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD 12,484,500	$(2,184,788)	$(11,788)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	05/28/27	USD 20,904,800	(3,700,150)	(48,922)
Call on 30-Year Interest Rate Swap	Nomura International PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	05/25/27	USD 6,658,000	(1,198,440)	(32,115)
Call on 35-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Receive	1-day Secured Overnight Financing Rate	06/03/27	USD 12,484,500	(2,187,909)	(13,076)
Put on 30-Year Interest Rate Swap	Barclays Bank PLC	0.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD 19,473,000	(3,505,140)	(93,928)
							$(12,776,427)	$(199,829)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

(1)
Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.

(2)
Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.

(3)
Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.

(4)
Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2022 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$145,110
Interest rate contracts	Variation margin receivable on futures contracts**	1,116,162
Credit contracts	Variation margin receivable on centrally cleared swaps**	1,399,784
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	1,199,991
Total Asset Derivatives		$3,861,047
Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts**	$1,151,289
Credit contracts	Variation margin payable on centrally cleared swaps**	3,057,743
Interest rate contracts	Variation margin payable on centrally cleared swaps**	2,656,962
Interest rate contracts	Unrealized depreciation on OTC forward premium swaptions	199,829
Interest rate contracts	Written options, at fair value	12,592,591
Total Liability Derivatives		$19,658,414

*
Includes purchased options.

**
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$9,722,624	$—	$9,722,624
Equity contracts	—	—	10,236	—	—	10,236
Foreign exchange contracts	(738,519)	1,356,243	—	—	1,903,409	2,521,133
Interest rate contracts	218,866	—	(44,559,107)	(3,431,700)	2,942,683	(44,829,258)
Total	$(519,653)	$1,356,243	$(44,548,871)	$6,290,924	$4,846,092	$(32,575,265)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(1,446,713)	$—	$(1,446,713)
Foreign exchange contracts	(566,693)	673,238	—	—	—	106,545
Interest rate contracts	429,361	—	(2,645,344)	(1,456,971)	(438,633)	(4,111,587)
Total	$(137,332)	$673,238	$(2,645,344)	$(2,903,684)	$(438,633)	$(5,451,755)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2022 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2022:
	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Nomura International PLC	Totals
Assets:
Purchased options	$6,523	$—	$122,725	$—	$—	$—	$15,862	$—	$145,110
Total Assets	$6,523	$—	$122,725	$—	$—	$—	$15,862	$—	$145,110
Liabilities:
Forward premium swaptions	$—	$167,714	$—	$—	$—	$—	$—	$32,115	$199,829
Written options	2,907,839	2,782,994	—	1,407,320	1,046,365	1,640,506	2,807,567	—	12,592,591
Total Liabilities	$2,907,839	$2,950,708	$—	$1,407,320	$1,046,365	$1,640,506	$2,807,567	$32,115	$12,792,420
Net OTC derivative instruments by counterparty, at fair value	$(2,901,316)	$(2,950,708)	$122,725	$(1,407,320)	$(1,046,365)	$(1,640,506)	$(2,791,705)	$(32,115)	(12,647,310)
Total collateral pledged by the Portfolio/ (Received from counterparty)	$2,901,316	$2,950,708	$(100,000)	$1,407,320	$970,000	$1,550,000	$2,791,705	$—	$12,471,049
Net Exposure(1)(2)	$—	$—	$22,725	$—	$(76,365)	$(90,506)	$—	$(32,115)	$(176,261)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At December 31, 2022, the Portfolio had pledged $3,400,000, $3,270,000, $1,750,000, and $2,900,000 in cash collateral to Bank of America N.A., Barclays Bank PLC, Deutsche Bank AG, and Morgan Stanley Capital Services LLC, respectively.Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $3,149,633,001.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$8,435,931
Gross Unrealized Depreciation	(305,645,706)
Net Unrealized Depreciation	$(297,209,775)
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2022

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.6%
	Communication Services: 2.6%
85,173 (1)	Cargurus, Inc.	$1,193,274	0.4
619,145 (1)	Globalstar, Inc.	823,463	0.3
45,368 (1)	Imax Corp.	665,095	0.2
175,262 (1)	Playtika Holding Corp.	1,491,479	0.5
188,647 (1)	Vimeo, Inc.	647,059	0.2
36,864 (1)	Yelp, Inc.	1,007,862	0.4
23,770 (1)	Ziff Davis, Inc.	1,880,207	0.6
		7,708,439	2.6
	Consumer Discretionary: 7.7%
31,382	Acushnet Holdings Corp.	1,332,480	0.4
92,288	Arko Corp.	799,214	0.3
67,725	Gentex Corp.	1,846,861	0.6
87,672	International Game Technology PLC	1,988,401	0.7
105,163 (1)	Leslie’s, Inc.	1,284,040	0.4
155,595 (1)	Lindblad Expeditions Holdings, Inc.	1,198,081	0.4
176,104 (1)	Sonos, Inc.	2,976,158	1.0
89,733	Steven Madden Ltd.	2,867,867	0.9
82,420 (1)	Taylor Morrison Home Corp.	2,501,447	0.8
154,975 (1)	Tri Pointe Homes, Inc.	2,880,985	1.0
139,862 (1)	Udemy, Inc.	1,475,544	0.5
187,322	Wolverine World Wide, Inc.	2,047,429	0.7
		23,198,507	7.7
	Energy: 4.6%
203,178	Archrock, Inc.	1,824,539	0.6
308,634 (1)	Clean Energy Fuels Corp.	1,604,897	0.5
389,131 (1)	Kosmos Energy Ltd.	2,474,873	0.8
35,540	Murphy Oil Corp.	1,528,575	0.5
132,306 (1)	US Silica Holdings, Inc.	1,653,825	0.6
178,764	World Fuel Services Corp.	4,885,620	1.6
		13,972,329	4.6
	Financials: 17.1%
331,239	AGNC Investment Corp.	3,428,324	1.1
127,712	Argo Group International Holdings Ltd.	3,301,355	1.1
121,917	Associated Banc-Corp.	2,815,064	0.9
26,396	Atlantic Union Bankshares Corp.	927,555	0.3
73,020	BankUnited, Inc.	2,480,489	0.8
43,428	Berkshire Hills Bancorp, Inc.	1,298,497	0.4
45,749	Brown & Brown, Inc.	2,606,321	0.9
58,928	Capstar Financial Holdings, Inc.	1,040,669	0.3
28,028	Cathay General Bancorp.	1,143,262	0.4
97,655	ConnectOne Bancorp, Inc.	2,364,228	0.8
66,872	Eastern Bankshares, Inc.	1,153,542	0.4
112,021	Ellington Financial, Inc.	1,385,700	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
40,200	Essent Group Ltd.	$1,562,976	0.5
85,707	First BanCorp. Puerto Rico	1,090,193	0.4
24,839 (2)	HCI Group, Inc.	983,376	0.3
64,159 (2)	KKR Real Estate Finance Trust, Inc.	895,660	0.3
81,787	Ladder Capital Corp.	821,141	0.3
55,322	Mercury General Corp.	1,892,012	0.6
61,191 (1)	NMI Holdings, Inc.	1,278,892	0.4
199,302	Old Republic International Corp.	4,813,143	1.6
30,620	Origin Bancorp, Inc.	1,123,754	0.4
141,295	Pacific Premier Bancorp, Inc.	4,459,270	1.5
39,171	ProAssurance Corp.	684,317	0.2
37,830	Provident Financial Services, Inc.	808,049	0.3
97,565	Radian Group, Inc.	1,860,565	0.6
306,252	Redwood Trust, Inc.	2,070,264	0.7
22,117	SEI Investments Co.	1,289,421	0.4
72,197	Simmons First National Corp.	1,558,011	0.5
25,837 (1)	Third Coast Bancshares, Inc.	476,176	0.2
		51,612,226	17.1
	Health Care: 15.7%
119,944 (1)	Alignment Healthcare, Inc.	1,410,541	0.5
145,649 (1)	Allscripts Healthcare Solutions, Inc.	2,569,248	0.9
202,331 (1)	Amicus Therapeutics, Inc.	2,470,462	0.8
62,832 (1)	Arrowhead Pharmaceuticals, Inc.	2,548,466	0.8
40,912 (1)	Avanos Medical, Inc.	1,107,079	0.4
241,228 (1)	BioCryst Pharmaceuticals, Inc.	2,769,297	0.9
32,126	Bruker Corp.	2,195,812	0.7
49,522 (1)	Castle Biosciences, Inc.	1,165,748	0.4
618,553 (1)	Cerus Corp.	2,257,719	0.8
467,442 (1)	Geron Corp.	1,131,210	0.4
25,910 (1)	Globus Medical, Inc.	1,924,336	0.6
26,856 (1)	Guardant Health, Inc.	730,483	0.2
35,191 (1)	HealthEquity, Inc.	2,169,173	0.7
177,075 (1)	Immunogen, Inc.	878,292	0.3
154,311 (1)	Kodiak Sciences, Inc.	1,104,867	0.4
32,290 (1)	Lantheus Holdings, Inc.	1,645,498	0.5
352,121 (1)	MannKind Corp.	1,855,678	0.6
54,484 (1)	Maravai LifeSciences Holdings, Inc.	779,666	0.3
35,038 (1)	Merit Medical Systems, Inc.	2,474,384	0.8
78,885 (1)	NextGen Healthcare, Inc.	1,481,460	0.5
770,108 (1)	Opko Health, Inc.	962,635	0.3
81,699 (1)	Option Care Health, Inc.	2,458,323	0.8

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
31,100 (1)	PROCEPT BioRobotics Corp.	$1,291,894	0.4
64,994 (1)	PTC Therapeutics, Inc.	2,480,821	0.8
1,519,712 (1)	Rigel Pharmaceuticals, Inc.	2,279,568	0.8
111,493	Select Medical Holdings Corp.	2,768,371	0.9
9,902 (1)	TransMedics Group, Inc.	611,151	0.2
		47,522,182	15.7
	Industrials: 18.9%
61,929	ABM Industries, Inc.	2,750,886	0.9
10,328 (1)	Aerojet Rocketdyne Holdings, Inc.	577,645	0.2
7,361	Alamo Group, Inc.	1,042,318	0.4
92,001	Allison Transmission Holdings, Inc.	3,827,242	1.3
76,132	Barnes Group, Inc.	3,109,992	1.0
51,384	Brady Corp.	2,420,186	0.8
63,914 (1)	CoreCivic, Inc.	738,846	0.2
8,229	CSW Industrials, Inc.	953,988	0.3
140,196 (1)	First Advantage Corp.	1,822,548	0.6
14,874	Franklin Electric Co., Inc.	1,186,201	0.4
149,877	Hillenbrand, Inc.	6,395,252	2.1
105,533	Kennametal, Inc.	2,539,124	0.8
94,865 (1)	Legalzoom.com, Inc.	734,255	0.2
59,102	Marten Transport Ltd.	1,169,037	0.4
199,301	Mueller Water Products, Inc.	2,144,479	0.7
120,729 (1)	NOW, Inc.	1,533,258	0.5
101,251 (1)	Resideo Technologies, Inc.	1,665,579	0.6
208,157	Shyft Group, Inc./The	5,174,783	1.7
23,644	Simpson Manufacturing Co., Inc.	2,096,277	0.7
36,489 (1)	SunPower Corp.	657,897	0.2
59,747	Terex Corp.	2,552,392	0.9
24,814	Toro Co.	2,808,945	0.9
133,399 (1)	Upwork, Inc.	1,392,686	0.5
26,774	Watts Water Technologies, Inc.	3,915,162	1.3
36,254	Werner Enterprises, Inc.	1,459,586	0.5
24,502	Woodward, Inc.	2,367,138	0.8
		57,035,702	18.9
	Information Technology: 17.7%
182,827 (1)	8x8, Inc.	789,813	0.3
172,914 (1)	ACI Worldwide, Inc.	3,977,022	1.3
44,514 (1)	Altair Engineering, Inc.	2,024,052	0.7
6,720 (1)	Appfolio, Inc.	708,154	0.2
77,142 (1)	Avid Technology, Inc.	2,051,206	0.7
116,315 (1)	Box, Inc.	3,620,886	1.2
35,571 (1)	Commvault Systems, Inc.	2,235,282	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
15,455	CSG Systems International, Inc.	$884,026	0.3
59,862 (1)	Domo, Inc.	852,435	0.3
215,869 (1)	Dropbox, Inc.	4,831,148	1.6
155,852 (1)	Duck Creek Technologies, Inc.	1,878,017	0.6
49,491	EVERTEC, Inc.	1,602,519	0.5
94,361 (1)	Formfactor, Inc.	2,097,645	0.7
174,580 (1)(2)	Infinera Corp.	1,176,669	0.4
93,249 (1)	Knowles Corp.	1,531,149	0.5
44,787 (1)	LiveRamp Holdings, Inc.	1,049,807	0.3
129,631 (1)	Momentive Global, Inc.	907,417	0.3
52,066	National Instruments Corp.	1,921,235	0.6
41,703 (1)	Nutanix, Inc.	1,086,363	0.4
38,172 (1)	PowerSchool Holdings, Inc.	881,010	0.3
22,330 (1)	Procore Technologies, Inc.	1,053,529	0.3
33,699 (1)	PROS Holdings, Inc.	817,538	0.3
82,910 (1)	Repay Holdings Corp.	667,425	0.2
207,742 (1)(2)	Sabre Corp.	1,283,845	0.4
53,608	Sapiens International Corp. NV	990,676	0.3
28,674 (1)	Semtech Corp.	822,657	0.3
36,137 (1)	Smartsheet, Inc.	1,422,352	0.5
220,718 (1)	Sumo Logic, Inc.	1,787,816	0.6
29,042 (1)	Tenable Holdings, Inc.	1,107,952	0.4
99,603 (1)	Varonis Systems, Inc.	2,384,496	0.8
260,020 (1)	Viavi Solutions, Inc.	2,732,810	0.9
141,667 (1)	Yext, Inc.	925,085	0.3
227,526 (1)	Zuora, Inc.	1,447,065	0.5
		53,549,101	17.7
	Materials: 7.3%
46,381	Avient Corp.	1,565,823	0.5
11,742	Balchem Corp.	1,433,816	0.5
266,591	Element Solutions, Inc.	4,849,290	1.6
339,744	Glatfelter Corp.	944,488	0.3
21,590 (1)	Ingevity Corp.	1,520,800	0.5
12,443	Innospec, Inc.	1,279,887	0.4
40,031	Minerals Technologies, Inc.	2,430,682	0.8
74,077	Sensient Technologies Corp.	5,401,695	1.8
68,579 (1)	TimkenSteel Corp.	1,246,080	0.4
28,299	Worthington Industries, Inc.	1,406,743	0.5
		22,079,304	7.3
	Real Estate: 6.3%
27,472	American Assets Trust, Inc.	728,008	0.2
104,755	Americold Realty Trust, Inc.	2,965,614	1.0
146,382	Apartment Investment and Management Co.	1,042,240	0.3
81,444	Broadstone Net Lease, Inc.	1,320,207	0.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2022 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
58,019	CareTrust REIT, Inc.	$1,077,993	0.4
68,644 (1)	Cushman & Wakefield PLC	855,304	0.3
49,186 (2)	Easterly Government Properties, Inc.	701,884	0.2
74,710	Essential Properties Realty Trust, Inc.	1,753,444	0.6
41,398	Gladstone Land Corp.	759,653	0.2
38,609	Plymouth Industrial REIT, Inc.	740,520	0.2
61,639	Sabra Healthcare REIT, Inc.	766,173	0.3
201,682	Service Properties Trust	1,470,262	0.5
91,186	STAG Industrial, Inc.	2,946,220	1.0
35,270	Terreno Realty Corp.	2,005,805	0.7
		19,133,327	6.3
	Utilities: 1.7%
18,817	ALLETE, Inc.	1,213,885	0.4
63,957	Avista Corp.	2,835,853	1.0
15,864	NorthWestern Corp.	941,370	0.3
		4,991,108	1.7
	Total Common Stock (Cost $309,055,467)	300,802,225	99.6
EXCHANGE-TRADED FUNDS: 0.3%
4,776	iShares Russell 2000 ETF	832,743	0.3
	Total Exchange-Traded Funds (Cost $855,136)	832,743	0.3
	Total Long-Term Investments (Cost $309,910,603)	301,634,968	99.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.3%
	Repurchase Agreements: 1.2%
1,000,000 (3)	MUFG Securities America Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,471, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $1,020,000, due 08/01/24-01/01/53)	1,000,000	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (3)	National Bank Financial, Repurchase Agreement dated 12/30/22, 4.34%, due 01/03/23 (Repurchase Amount $1,000,476, collateralized by various U.S. Government Securities, 0.000%-4.435%, Market Value plus accrued interest $1,020,000, due 01/03/ 23-09/09/49)	$1,000,000	0.3
474,679 (3)	Nomura Securities, Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $474,903, collateralized by various U.S. Government Agency Obligations, 1.973%-9.000%, Market Value plus accrued interest $484,173, due 02/01/23-07/01/60)	474,679	0.2
1,000,000 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/30/22, 4.30%, due 01/03/23 (Repurchase Amount $1,000,471, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,020,000, due 09/01/24-10/20/52)	1,000,000	0.4
	Total Repurchase Agreements (Cost $3,474,679)	3,474,679	1.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
376,000 (4)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 4.150% (Cost $376,000)	376,000	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2022 (continued)

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
Total Short-Term Investments (Cost $3,850,679)	$3,850,679	1.3
Total Investments in Securities (Cost $313,761,282)	$305,485,647	101.2
Liabilities in Excess of Other Assets	(3,526,569)	(1.2)
Net Assets	$301,959,078	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of December 31, 2022.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Common Stock*	$300,802,225	$—	$—	$300,802,225
Exchange-Traded Funds	832,743	—	—	832,743
Short-Term Investments	376,000	3,474,679	—	3,850,679
Total Investments, at fair value	$302,010,968	$3,474,679	$—	$305,485,647

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $335,458,534.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$13,459,549
Gross Unrealized Depreciation	(43,432,805)
Net Unrealized Depreciation	$(29,973,256)
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2022 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.2777
Class S	NII	$0.2262
All Classes	STCG	$0.5014
All Classes	LTCG	$1.4775
Voya Global High Dividend Low Volatility Portfolio
Class ADV	NII	$0.2407
Class I	NII	$0.2970
Class S	NII	$0.2689
Class S2	NII	$0.2517
Class T	NII	$0.2305
All Classes	STCG	$0.2075
All Classes	LTCG	$0.1815
Voya Government Money Market Portfolio
Class I	NII	$0.0138
Class S	NII	$0.0130
Portfolio Name	Type	Per Share Amount
Voya Growth and Income Portfolio
Class ADV	NII	$0.1375
Class I	NII	$0.2304
Class S	NII	$0.1783
Class S2	NII	$0.1565
All Classes	STCG	$0.2016
All Classes	LTCG	$2.5276
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.2910
Class I	NII	$0.3513
Class S	NII	$0.3207
Class S2	NII	$0.3025
Voya Small Company Portfolio
All Classes	STCG	$2.7882
All Classes	LTCG	$1.9824

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2022, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Portfolio	8.98%
Voya Global High Dividend Low Volatility Portfolio	71.23%
Voya Growth and Income Portfolio	59.32%
Voya Small Company Portfolio	6.36%
For the year ended December 31, 2022, 59.81% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Balanced Portfolio	$30,166,938
Voya Global High Dividend Low Volatility Portfolio	$8,980,032
Voya Growth and Income Portfolio	$231,816,376
Voya Small Company Portfolio	$39,313,708
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about Directors/Trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Director/Trustee	January 2020 – Present May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	132	RSR Partners, Inc, (2016 − Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director/Trustee	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	132	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director/Trustee	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	132	The Royce Funds (22 funds) (December 2009 – Present). AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Director/Trustee	August 2015 – Present	Retired.	132	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	132	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	132	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director/Trustee	October 2015 – Present	Retired.	132	None.

(1)
Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors /Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).
(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2023.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Brighthouse Financial, Inc. – Head of Funds Compliance; Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017 – December 2022).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022); Vice President, Voya Investment Management (March 2014 – February 2018).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	June 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President Secretary	June 2022 – Present September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2002 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2007 – Present).
Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:50	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:29	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).
Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018 – Present	Compliance Consultant, Voya Financial, Inc. (January 2019 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).

(1)
The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT
At a meeting held on November 17, 2022, the Board of Directors/Trustees (“Board”) of Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. (collectively, the “Registrants”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, and Voya Small Company Portfolio, each a series of the Registrants (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors/Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Registrants, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one-year period ending November 30, 2023.
In addition to the Board meeting on November 17, 2022, the Independent Directors/Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors/Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors/Trustees request, and management provides, certain information that the Independent Directors/Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors/Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Registrants’ Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Registrants’ Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Balanced Portfolio
In considering whether to approve the renewal of the Contracts for Voya Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Global High Dividend Low Volatility Portfolio
In considering whether to approve the renewal of the Contracts for Voya Global High Dividend Low Volatility Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year period, the third quintile for the year-to-date, five-year and ten-year periods, and the fourth quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year and five-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Government Money Market Portfolio
In considering whether to approve the renewal of the Contracts for Voya Government Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio outperformed its Morningstar category average for the one-year, three-year, five-year and ten-year periods, and its performance was equal to the performance of its Morningstar category average for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Growth and Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, one-year and three-year periods, the second quintile for the five-year period, and the third quintile for the ten-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Intermediate Bond Portfolio
In considering whether to approve the renewal of the Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year and ten-year periods, the third quintile for the three-year period, and the fourth quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the negative impact of the increase in interest rates in the first quarter of 2022 on the Portfolio’s performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.
Voya Small Company Portfolio
In considering whether to approve the renewal of the Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the fourth quintile for the one-year and ten-year periods, and the fifth quintile for the three-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed. In analyzing this performance data, the Board took into account: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) recent changes with the Portfolio, including a change to the Portfolio’s investment strategy and portfolio management team, effective June 1, 2022, and the Portfolio’s improved performance during more recent periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that lower fee rates and expense limits were implemented for the Fund, effective June 1, 2022.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2023.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
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(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal year ended December 31, 2022 and December 31, 2021.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $11,185 for the year ended December 31, 2022 and $8,129 for the year ended December 31, 2021.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of each respective audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2022 and $0 for the year ended December 31, 2021.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY, for tax compliance, tax advice, and tax planning were $5,300 for the year ended December 31, 2022 and $5,300 for the year ended December 31, 2021. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2022 and $0 for the year ended December 31, 2021.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

1

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 18, 2021

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Ernst & Young LLP Passive Foreign Investment Company (“PFIC”) Analyzer		√	Not to exceed $95,000 during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:          January 1, 2022 to December 31, 2022

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA CREDIT INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended December 31, 2022 and December 31, 2021; and (ii) the aggregate non-audit fees billed and paid to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2022	2021
Voya Government Money Market Portfolio	$5,300	$5,300
Voya Investments, LLC (1)	$12,831,317	$13,583,983

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Government Money Market Portfolio

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2023

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2023